UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-15

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JUNE 30, 2015

Core Equity Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACPVX	4.84%	16.61%	10/31/11
S&P 500 Index	—	7.42%	17.06%	—
Institutional Class	ACPKX	5.04%	16.85%	10/31/11
A Class	ACPQX			10/31/11
No sales charge*		4.59%	16.33%
With sales charge*		-1.41%	14.46%
C Class	ACPHX	3.77%	15.44%	10/31/11
R Class	ACPWX	4.28%	16.03%	10/31/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $17,564

S&P 500 Index — $17,816

*From October 31, 2011, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.77%	1.57%	2.02%	2.77%	2.27%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Claudia Musat

Performance Summary

Core Equity Plus returned 4.84%* for the fiscal year ended June 30, 2015, compared with the 7.42% return of its benchmark, the S&P 500 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. Core Equity Plus produced gains for the 12-month period, but was unable to match the return of its benchmark. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The fund’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth-based factors proved most difficult, although valuation and sentiment indicators also detracted modestly. Security selection in the information technology and consumer discretionary sectors weighed on relative performance the most, while energy sector positioning and stock selection among industrials contributed to relative gains.

Information Technology Was Leading Detractor

Security selection in the information technology sector was the principal detractor from the fund’s 12-month results. The IT services and computers and peripherals industries were leading drivers of sector underperformance, although leading individual detraction came from a short position (a trade made to benefit from a stock’s decline) in travel and expense management software provider Concur Technologies, which rallied on its acquisition by Germany-based enterprise software giant SAP. The company’s acquisition was completed during the reporting period and the fund’s short position was exited.

The consumer discretionary sector was another area of underperformance, driven by a number of declining specialty retailers including Abercrombie & Fitch. The teen apparel retailer’s stock sank on weak sales, both in the U.S. and in Europe, as young shoppers turned away from clothing sporting the retailer’s logo. The non-benchmark position was ultimately liquidated. Elsewhere in the sector, a portfolio-only position in casino operator Las Vegas Sands was detrimental. The company’s stock price fell dramatically on weaker-than-expected revenue and earnings, and management’s announced dividend increase and two-billion-dollar buyback program were not enough to stave off price declines. Our conviction in the holding is driven by strong quality and valuation insights.

Key detraction came from a short position in Puma Biotechnology, which advanced strongly after the release of positive phase three data for its breast cancer treatment. Despite generally weak fundamentals overall, the trial’s results led us to cover the fund’s short position. A number of portfolio-only positions in the financials sector weighed on the fund’s returns. Shares of real estate management company Altisource Portfolio Solutions declined steeply on disappointing quarterly earnings and again after a New York State investigation implicated a subsidiary. We ultimately eliminated the holding. A position in Nationstar Mortgage Holdings also weighed on results. The residential mortgage servicer reported subdued earnings due to declines in mortgage origination and real estate services. Despite these difficulties, the holding remains strong across sentiment and valuation and has above-average growth insights.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Energy Sector was Leading Contributor

Limited exposure to the underperforming energy sector, particularly underweight positioning, relative to the benchmark, in oil, gas, and consumable fuels holdings, bolstered the fund’s relative returns. Key contribution stemmed from holding less than the benchmark weighting in Chevron, which declined steadily throughout the period together with the price of oil.

Stock selection in the industrials sector also contributed to the fund’s relative returns. A short position in equipment manufacturer Chart Industries bolstered the sector’s return after the company’s stock fell on soft demand in the liquefied natural gas market, for which the company manufactures equipment. We covered the short position during the reporting period. Elsewhere in the sector, shipping company Matson appreciated steeply, rising on unexpectedly strong quarterly results driven by container volume increases.

Gains were also bolstered by an overweight position in Broadcom. The semiconductor designer’s stock rose following strong quarterly results, and again after a merger announcement with industry rival Avago in a deal that is expected to create the world’s leading communications semiconductor company. Our valuation and quality indicators showed modest deterioration late in the period and we liquidated the position. Insurance and managed care provider Aetna was a key contributor, advancing amid merger speculation in the recent wave of health insurance industry consolidation.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though it remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the U.S. Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The fund’s largest overweights are in industrials, health care, and information technology, while the underweights are led by the utilities, energy, and financials sectors.

Fund Characteristics

JUNE 30, 2015
Top Ten Long Holdings	% of net assets
Apple, Inc.	3.99%
Johnson & Johnson	2.21%
Microsoft Corp.	2.18%
Pfizer, Inc.	1.95%
Procter & Gamble Co. (The)	1.91%
Bank of America Corp.	1.74%
Merck & Co., Inc.	1.64%
International Business Machines Corp.	1.57%
Cisco Systems, Inc.	1.56%
Intel Corp.	1.52%

Top Five Short Holdings	% of net assets
WEX, Inc.	(0.86)%
SunEdison, Inc.	(0.86)%
Advisory Board Co. (The)	(0.85)%
Louisiana-Pacific Corp.	(0.84)%
WR Grace & Co.	(0.81)%

Types of Investments in Portfolio	% of net assets
Common Stocks	128.4%
Common Stocks Sold Short	(29.5)%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.2%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$989.10	$8.68	1.76%
Institutional Class	$1,000	$989.90	$7.70	1.56%
A Class	$1,000	$988.00	$9.91	2.01%
C Class	$1,000	$984.20	$13.58	2.76%
R Class	$1,000	$986.20	$11.13	2.26%
Hypothetical
Investor Class	$1,000	$1,016.07	$8.80	1.76%
Institutional Class	$1,000	$1,017.06	$7.80	1.56%
A Class	$1,000	$1,014.83	$10.04	2.01%
C Class	$1,000	$1,011.11	$13.76	2.76%
R Class	$1,000	$1,013.59	$11.28	2.26%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 128.4%
Aerospace and Defense — 5.1%
Boeing Co. (The)(1)	9,495	$1,317,146
Honeywell International, Inc.(1)	19,405	1,978,728
Huntington Ingalls Industries, Inc.	10,965	1,234,549
Moog, Inc., Class A(2)	5,439	384,429
Spirit AeroSystems Holdings, Inc., Class A(2)	22,978	1,266,318
Teledyne Technologies, Inc.(1)(2)	3,301	348,288
Textron, Inc.(1)	31,175	1,391,340
Triumph Group, Inc.	8,506	561,311
		8,482,109
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B(1)	1,981	191,979
Airlines — 1.4%
Southwest Airlines Co.(1)	34,524	1,142,399
United Continental Holdings, Inc.(1)(2)	24,073	1,276,110
		2,418,509
Auto Components — 0.1%
Delphi Automotive plc	2,296	195,367
Automobiles — 0.1%
General Motors Co.	7,344	244,776
Banks — 3.7%
Bank of America Corp.(1)	170,981	2,910,097
Citigroup, Inc.(1)	22,052	1,218,152
JPMorgan Chase & Co.(1)	14,392	975,202
Wells Fargo & Co.(1)	17,829	1,002,703
		6,106,154
Beverages — 2.6%
Coca-Cola Co. (The)(1)	4,501	176,574
Dr Pepper Snapple Group, Inc.(1)	21,533	1,569,756
PepsiCo, Inc.(1)	26,975	2,517,846
		4,264,176
Biotechnology — 4.0%
Amgen, Inc.(1)	9,447	1,450,304
Biogen, Inc.(1)(2)	3,138	1,267,564
Celgene Corp.(1)(2)	10,465	1,211,167
Gilead Sciences, Inc.(1)	16,703	1,955,587
Medivation, Inc.(2)	3,737	426,765
United Therapeutics Corp.(1)(2)	2,393	416,262
		6,727,649
Building Products — 0.5%
USG Corp.(1)(2)	29,365	816,053

	Shares	Value
Capital Markets — 4.1%
Ameriprise Financial, Inc.(1)	11,778	$1,471,425
Artisan Partners Asset Management, Inc., Class A	14,567	676,783
Evercore Partners, Inc., Class A(1)	26,230	1,415,371
Franklin Resources, Inc.(1)	28,284	1,386,764
Legg Mason, Inc.(1)	24,907	1,283,458
Waddell & Reed Financial, Inc., Class A(1)	12,096	572,262
		6,806,063
Chemicals — 3.3%
Cabot Corp.(1)	30,783	1,147,898
Dow Chemical Co. (The)(1)	35,622	1,822,778
E.I. du Pont de Nemours & Co.(1)	24,428	1,562,170
LyondellBasell Industries NV, Class A(1)	10,034	1,038,720
		5,571,566
Commercial Services and Supplies — 2.4%
Deluxe Corp.(1)	17,495	1,084,690
Herman Miller, Inc.(1)	43,020	1,244,569
Pitney Bowes, Inc.(1)	51,444	1,070,550
Waste Management, Inc.	14,438	669,201
		4,069,010
Communications Equipment — 3.7%
Brocade Communications Systems, Inc.(1)	119,948	1,424,982
Cisco Systems, Inc.(1)	94,966	2,607,766
QUALCOMM, Inc.(1)	34,001	2,129,483
		6,162,231
Consumer Finance — 1.0%
Credit Acceptance Corp.(1)(2)	6,521	1,605,340
Containers and Packaging — 0.3%
Berry Plastics Group, Inc.(2)	13,048	422,755
Diversified Consumer Services — 0.7%
H&R Block, Inc.(1)	41,886	1,241,920
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)(2)	6,295	856,812
Diversified Telecommunication Services — 0.5%
AT&T, Inc.(1)	9,339	331,721
Verizon Communications, Inc.(1)	10,921	509,028
		840,749
Electric Utilities — 0.5%
Entergy Corp.(1)	7,827	551,803
NextEra Energy, Inc.	2,164	212,137
		763,940
Electrical Equipment — 1.8%
Emerson Electric Co.(1)	28,604	1,585,519
Rockwell Automation, Inc.(1)	11,248	1,401,951
		2,987,470

	Shares	Value
Electronic Equipment, Instruments and Components — 1.1%
Corning, Inc.(1)	73,322	$1,446,643
Dolby Laboratories, Inc., Class A(1)	8,633	342,558
		1,789,201
Energy Equipment and Services — 2.6%
Dril-Quip, Inc.(2)	11,123	837,006
FMC Technologies, Inc.(2)	6,552	271,842
Schlumberger Ltd.(1)	26,273	2,264,470
Superior Energy Services, Inc.(1)	48,627	1,023,112
		4,396,430
Food and Staples Retailing — 3.5%
CVS Health Corp.(1)	22,502	2,360,010
Kroger Co. (The)	6,688	484,947
SUPERVALU, Inc.(1)(2)	83,112	672,376
Wal-Mart Stores, Inc.(1)	31,636	2,243,941
		5,761,274
Food Products — 4.3%
Archer-Daniels-Midland Co.(1)	32,978	1,590,199
Bunge Ltd.(1)	13,974	1,226,917
ConAgra Foods, Inc.(1)	21,987	961,272
Dean Foods Co.	26,272	424,818
Ingredion, Inc.	3,566	284,603
Pilgrim's Pride Corp.(1)	42,817	983,507
Sanderson Farms, Inc.(1)	14,540	1,092,826
Seaboard Corp.(2)	150	539,850
		7,103,992
Health Care Equipment and Supplies — 3.2%
Boston Scientific Corp.(2)	10,442	184,823
C.R. Bard, Inc.	855	145,949
DENTSPLY International, Inc.(1)	19,878	1,024,711
Hologic, Inc.(2)	7,935	302,006
St. Jude Medical, Inc.(1)	21,417	1,564,940
Stryker Corp.(1)	16,114	1,540,015
Teleflex, Inc.	4,519	612,099
		5,374,543
Health Care Providers and Services — 4.4%
Aetna, Inc.(1)	13,901	1,771,821
Cardinal Health, Inc.	2,786	233,049
Express Scripts Holding Co.(2)	15,100	1,342,994
HCA Holdings, Inc.(1)(2)	19,327	1,753,345
Health Net, Inc.(1)(2)	12,740	816,889
Molina Healthcare, Inc.(2)	8,543	600,573
UnitedHealth Group, Inc.	6,520	795,440
		7,314,111
Health Care Technology — 1.2%
Allscripts Healthcare Solutions, Inc.(1)(2)	44,801	612,878
Cerner Corp.(1)(2)	20,472	1,413,796
		2,026,674

	Shares	Value
Hotels, Restaurants and Leisure — 4.6%
Brinker International, Inc.(1)	23,168	$1,335,635
Cracker Barrel Old Country Store, Inc.	9,084	1,354,969
Darden Restaurants, Inc.	9,664	686,917
Diamond Resorts International, Inc.(2)	22,279	702,903
Las Vegas Sands Corp.(1)	24,001	1,261,733
Marriott Vacations Worldwide Corp.	7,724	708,677
SeaWorld Entertainment, Inc.	11,335	209,017
Vail Resorts, Inc.	8,419	919,355
Wyndham Worldwide Corp.(1)	6,915	566,408
		7,745,614
Household Durables — 0.7%
Garmin Ltd.	7,078	310,937
Harman International Industries, Inc.	7,393	879,323
		1,190,260
Household Products — 1.9%
Procter & Gamble Co. (The)(1)	40,718	3,185,776
Industrial Conglomerates — 2.9%
3M Co.(1)	13,943	2,151,405
Danaher Corp.(1)	17,264	1,477,626
General Electric Co.(1)	44,209	1,174,633
		4,803,664
Insurance — 1.3%
Allstate Corp. (The)	18,365	1,191,338
Amtrust Financial Services, Inc.(1)	4,590	300,691
Hanover Insurance Group, Inc. (The)	8,312	615,337
		2,107,366
Internet and Catalog Retail — 0.3%
Expedia, Inc.(1)	3,688	403,283
Liberty Interactive Corp. QVC Group, Class A(2)	2,951	81,890
		485,173
Internet Software and Services — 2.6%
eBay, Inc.(1)(2)	32,678	1,968,523
Facebook, Inc., Class A(2)	3,892	333,797
Google, Inc., Class A(1)(2)	3,540	1,911,742
VeriSign, Inc.(2)	1,459	90,049
		4,304,111
IT Services — 3.9%
Accenture plc, Class A(1)	19,461	1,883,436
Amdocs Ltd.(1)	6,764	369,247
Computer Sciences Corp.(1)	14,117	926,640
Convergys Corp.	7,593	193,546
International Business Machines Corp.(1)	16,120	2,622,079
Teradata Corp.(1)(2)	5,383	199,171
Western Union Co. (The)	6,461	131,352
Xerox Corp.	12,810	136,298
		6,461,769

	Shares	Value
Life Sciences Tools and Services — 1.0%
Bio-Rad Laboratories, Inc., Class A(1)(2)	10,433	$1,571,314
Bruker Corp.(1)(2)	5,245	107,051
		1,678,365
Machinery — 4.4%
Caterpillar, Inc.(1)	20,510	1,739,658
Cummins, Inc.(1)	10,949	1,436,399
Illinois Tool Works, Inc.	9,048	830,516
PACCAR, Inc.	6,185	394,665
Parker-Hannifin Corp.(1)	11,844	1,377,813
Stanley Black & Decker, Inc.(1)	14,462	1,521,981
		7,301,032
Marine — 0.5%
Matson, Inc.(1)	19,768	831,047
Media — 3.3%
Cablevision Systems Corp., Class A(1)	66,272	1,586,552
Comcast Corp., Class A(1)	19,904	1,197,027
DIRECTV(2)	4,233	392,780
Omnicom Group, Inc.	11,751	816,577
Scripps Networks Interactive, Inc., Class A	13,176	861,315
Viacom, Inc., Class B	6,216	401,802
Walt Disney Co. (The)(1)	2,616	298,590
		5,554,643
Metals and Mining — 1.4%
Alcoa, Inc.(1)	103,944	1,158,976
United States Steel Corp.(1)	58,296	1,202,063
		2,361,039
Multi-Utilities — 0.3%
Public Service Enterprise Group, Inc.	14,002	549,999
Multiline Retail — 3.2%
Big Lots, Inc.(1)	30,850	1,387,942
Dillard's, Inc., Class A(1)	8,136	855,826
Kohl's Corp.	21,112	1,321,822
Macy's, Inc.(1)	1,202	81,099
Target Corp.(1)	21,554	1,759,453
		5,406,142
Oil, Gas and Consumable Fuels — 5.4%
Chevron Corp.(1)	4,240	409,033
CVR Energy, Inc.	33,612	1,265,156
Denbury Resources, Inc.(1)	38,164	242,723
EOG Resources, Inc.(1)	8,532	746,977
Exxon Mobil Corp.(1)	22,807	1,897,542
Murphy Oil Corp.(1)	31,194	1,296,734
Valero Energy Corp.(1)	30,377	1,901,600
Western Refining, Inc.(1)	28,484	1,242,472
		9,002,237

	Shares	Value
Paper and Forest Products — 0.2%
Domtar Corp.	3,343	$138,400
International Paper Co.	2,934	139,629
		278,029
Personal Products — 0.2%
Avon Products, Inc.(1)	50,305	314,909
Pharmaceuticals — 7.2%
AbbVie, Inc.(1)	36,010	2,419,512
Johnson & Johnson(1)	37,768	3,680,869
Merck & Co., Inc.(1)	47,941	2,729,281
Pfizer, Inc.(1)	96,987	3,251,974
		12,081,636
Professional Services — 0.2%
ManpowerGroup, Inc.(1)	2,925	261,436
TriNet Group, Inc.(2)	4,739	120,134
		381,570
Real Estate Investment Trusts (REITs) — 3.0%
Hospitality Properties Trust(1)	41,091	1,184,243
Lamar Advertising Co., Class A(1)	21,461	1,233,578
Plum Creek Timber Co., Inc.	3,912	158,710
RLJ Lodging Trust	42,031	1,251,683
Ryman Hospitality Properties, Inc.(1)	21,433	1,138,307
		4,966,521
Real Estate Management and Development — 1.6%
CBRE Group, Inc.(1)(2)	34,925	1,292,225
Jones Lang LaSalle, Inc.	7,620	1,303,020
		2,595,245
Semiconductors and Semiconductor Equipment — 2.7%
Fairchild Semiconductor International, Inc.(2)	5,624	97,745
Intel Corp.(1)	83,507	2,539,865
Marvell Technology Group Ltd.	9,479	124,981
Micron Technology, Inc.(1)(2)	20,750	390,930
Texas Instruments, Inc.(1)	25,261	1,301,194
		4,454,715
Software — 6.2%
Activision Blizzard, Inc.	12,803	309,961
Cadence Design Systems, Inc.(1)(2)	66,598	1,309,317
Electronic Arts, Inc.(2)	7,870	523,355
Mentor Graphics Corp.(1)	31,358	828,792
Microsoft Corp.(1)	82,339	3,635,267
Oracle Corp.(1)	59,724	2,406,877
Symantec Corp.(1)	4,926	114,529
Synopsys, Inc.(1)(2)	25,422	1,287,624
		10,415,722
Specialty Retail — 3.7%
Best Buy Co., Inc.(1)	20,617	672,320

	Shares	Value
Foot Locker, Inc.(1)	22,490	$1,507,055
Gap, Inc. (The)(1)	33,641	1,284,077
Lowe's Cos., Inc.(1)	28,855	1,932,419
Murphy USA, Inc.(1)(2)	13,585	758,315
		6,154,186
Technology Hardware, Storage and Peripherals — 7.1%
Apple, Inc.(1)	53,098	6,659,816
EMC Corp.(1)	68,390	1,804,812
Hewlett-Packard Co.(1)	53,005	1,590,680
NetApp, Inc.	2,940	92,786
SanDisk Corp.(1)	8,480	493,706
Seagate Technology plc(1)	4,964	235,790
Western Digital Corp.(1)	12,438	975,388
		11,852,978
Textiles, Apparel and Luxury Goods — 0.7%
Wolverine World Wide, Inc.	40,084	1,141,592
Thrifts and Mortgage Finance — 1.2%
Essent Group Ltd.(2)	47,914	1,310,448
Nationstar Mortgage Holdings, Inc.(1)(2)	43,313	727,658
		2,038,106
TOTAL COMMON STOCKS (Cost $191,375,967)		214,184,299
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $264,657), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $259,377)		259,376
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $1,063,378), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $1,038,000)		1,038,000
State Street Institutional Liquid Reserves Fund, Premier Class	257,595	257,595
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,554,971)		1,554,971
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 129.3% (Cost $192,930,938)		215,739,270
COMMON STOCKS SOLD SHORT — (29.5)%
Aerospace and Defense — (1.2)%
DigitalGlobe, Inc.	(41,710)	(1,159,121)
Orbital ATK, Inc.	(11,007)	(807,473)
		(1,966,594)
Air Freight and Logistics — (0.2)%
UTi Worldwide, Inc.	(31,634)	(316,024)
Airlines — (0.9)%
Allegiant Travel Co.	(4,115)	(731,976)
Spirit Airlines, Inc.	(13,230)	(821,583)
		(1,553,559)
Auto Components — (0.9)%
BorgWarner, Inc.	(10,221)	(580,962)
Visteon Corp.	(8,388)	(880,572)
		(1,461,534)

	Shares	Value
Chemicals — (1.1)%
Platform Specialty Products Corp.	(4,131)	$(105,671)
Tronox Ltd., Class A	(23,248)	(340,118)
WR Grace & Co.	(13,454)	(1,349,436)
		(1,795,225)
Communications Equipment — (0.9)%
Motorola Solutions, Inc.	(19,559)	(1,121,513)
ViaSat, Inc.	(6,955)	(419,108)
		(1,540,621)
Construction and Engineering — (1.4)%
AECOM	(40,495)	(1,339,574)
Granite Construction, Inc.	(30,482)	(1,082,416)
		(2,421,990)
Diversified Financial Services — (0.7)%
Leucadia National Corp.	(47,703)	(1,158,229)
Electric Utilities — (0.1)%
ALLETE, Inc.	(5,087)	(235,986)
Electrical Equipment — (0.3)%
Franklin Electric Co., Inc.	(16,211)	(524,102)
Electronic Equipment, Instruments and Components — (1.6)%
Anixter International, Inc.	(18,727)	(1,220,064)
FEI Co.	(12,227)	(1,013,985)
SYNNEX Corp.	(2,554)	(186,928)
Zebra Technologies Corp., Class A	(1,825)	(202,666)
		(2,623,643)
Energy Equipment and Services — (1.3)%
Bristow Group, Inc.	(14,942)	(796,409)
Rowan Cos. plc	(60,640)	(1,280,110)
RPC, Inc.	(8,763)	(121,192)
		(2,197,711)
Food and Staples Retailing — (1.2)%
PriceSmart, Inc.	(14,187)	(1,294,422)
United Natural Foods, Inc.	(10,819)	(688,954)
		(1,983,376)
Food Products — (0.6)%
Post Holdings, Inc.	(17,270)	(931,371)
Gas Utilities — (0.2)%
South Jersey Industries, Inc.	(13,401)	(331,407)
Health Care Equipment and Supplies — (0.1)%
Cooper Cos., Inc. (The)	(668)	(118,884)
Health Care Providers and Services — (3.1)%
Acadia Healthcare Co., Inc.	(16,601)	(1,300,357)
Brookdale Senior Living, Inc.	(34,936)	(1,212,279)
Henry Schein, Inc.	(4,611)	(655,315)
Owens & Minor, Inc.	(25,702)	(873,868)
Tenet Healthcare Corp.	(18,917)	(1,094,916)
		(5,136,735)

	Shares	Value
Hotels, Restaurants and Leisure — (0.4)%
MGM Resorts International	(34,983)	$(638,440)
Household Durables — (1.0)%
Lennar Corp., Class A	(13,312)	(679,445)
M.D.C. Holdings, Inc.	(33,589)	(1,006,662)
		(1,686,107)
Insurance — (0.8)%
MBIA, Inc.	(131,996)	(793,296)
Old Republic International Corp.	(30,518)	(476,996)
		(1,270,292)
Internet Software and Services — (0.5)%
Yahoo!, Inc.	(22,457)	(882,336)
IT Services — (1.4)%
Gartner, Inc.	(997)	(85,523)
Global Payments, Inc.	(7,190)	(743,805)
WEX, Inc.	(12,647)	(1,441,379)
		(2,270,707)
Machinery — (0.7)%
Donaldson Co., Inc.	(33,473)	(1,198,333)
Media — (0.7)%
Loral Space & Communications, Inc.	(18,706)	(1,180,723)
Metals and Mining — (0.5)%
Allegheny Technologies, Inc.	(3,178)	(95,975)
Freeport-McMoRan, Inc.	(4,832)	(89,972)
Hecla Mining Co.	(280,354)	(737,331)
		(923,278)
Multi-Utilities — (0.1)%
Dominion Resources, Inc.	(3,210)	(214,653)
Oil, Gas and Consumable Fuels — (1.3)%
Cobalt International Energy, Inc.	(39,021)	(378,894)
Diamondback Energy, Inc.	(9,757)	(735,483)
Gulfport Energy Corp.	(21,577)	(868,474)
Teekay Corp.	(5,693)	(243,774)
		(2,226,625)
Paper and Forest Products — (0.8)%
Louisiana-Pacific Corp.	(81,890)	(1,394,587)
Pharmaceuticals — (0.2)%
Akorn, Inc.	(9,346)	(408,046)
Professional Services — (0.9)%
Advisory Board Co. (The)	(26,008)	(1,421,857)
Real Estate Management and Development — (0.6)%
Howard Hughes Corp. (The)	(3,501)	(502,534)
Kennedy-Wilson Holdings, Inc.	(24,319)	(598,004)
		(1,100,538)
Road and Rail — (0.6)%
Kansas City Southern	(10,124)	(923,309)

	Shares	Value
Semiconductors and Semiconductor Equipment — (0.9)%
SunEdison, Inc.	(48,096)	$(1,438,551)
Software — (0.1)%
FireEye, Inc.	(2,748)	(134,405)
Specialty Retail — (1.2)%
Cabela's, Inc.	(19,983)	(998,750)
CarMax, Inc.	(15,509)	(1,026,851)
		(2,025,601)
Textiles, Apparel and Luxury Goods — (0.2)%
Under Armour, Inc., Class A	(3,837)	(320,159)
Trading Companies and Distributors — (0.1)%
Watsco, Inc.	(854)	(105,674)
Transportation Infrastructure — (0.7)%
Macquarie Infrastructure Corp.	(13,599)	(1,123,685)
TOTAL COMMON STOCKS SOLD SHORT — (29.5)% (Proceeds $48,254,336)		(49,184,897)
OTHER ASSETS AND LIABILITIES — 0.2%		332,660
TOTAL NET ASSETS — 100.0%		$166,887,033

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $149,709,293.

(2)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $192,930,938)	$215,739,270
Deposits with broker for securities sold short	156,023
Receivable for investments sold	10,043,312
Receivable for capital shares sold	3,893
Dividends and interest receivable	222,013
226,164,511

Liabilities
Securities sold short, at value (proceeds of $48,254,336)	49,184,897
Payable for investments purchased	9,861,119
Payable for capital shares redeemed	25,213
Accrued management fees	181,120
Distribution and service fees payable	783
Dividend expense payable on securities sold short	24,346
59,277,478

Net Assets	$166,887,033

Net Assets Consist of:
Capital (par value and paid-in surplus)	$132,107,141
Undistributed net investment income	57,387
Undistributed net realized gain	12,844,734
Net unrealized appreciation	21,877,771
$166,887,033

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$163,486,502	11,805,836	$13.85
Institutional Class, $0.01 Par Value	$1,853,598	133,799	$13.85
A Class, $0.01 Par Value	$801,403	57,885	$13.84*
C Class, $0.01 Par Value	$736,083	53,778	$13.69
R Class, $0.01 Par Value	$9,447	683	$13.83
*Maximum offering price $14.68 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,537)	$4,190,422
Interest	1,137
4,191,559

Expenses:
Dividend expense on securities sold short	418,706
Broker fees and charges on securities sold short	288,046
Management fees	2,117,965
Distribution and service fees:
A Class	1,969
C Class	6,721
R Class	770
Directors' fees and expenses	8,161
2,842,338

Net investment income (loss)	1,349,221

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,074,086
Securities sold short transactions	(3,235,774)
19,838,312

Change in net unrealized appreciation (depreciation) on:
Investments	(16,347,005)
Securities sold short	2,704,235
(13,642,770)

Net realized and unrealized gain (loss)	6,195,542

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,544,763

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$1,349,221	$967,747
Net realized gain (loss)	19,838,312	17,231,018
Change in net unrealized appreciation (depreciation)	(13,642,770)	14,388,597
Net increase (decrease) in net assets resulting from operations	7,544,763	32,587,362

Distributions to Shareholders
From net investment income:
Investor Class	(1,232,745)	(1,048,352)
Institutional Class	(26,296)	(49,529)
A Class	(4,050)	(3,670)
R Class	(277)	(421)
From net realized gains:
Investor Class	(18,776,418)	(8,566,466)
Institutional Class	(402,248)	(326,217)
A Class	(95,019)	(46,967)
C Class	(78,672)	(61,677)
R Class	(22,123)	(10,354)
Decrease in net assets from distributions	(20,637,848)	(10,113,653)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	23,670,442	13,863,840

Net increase (decrease) in net assets	10,577,357	36,337,549

Net Assets
Beginning of period	156,309,676	119,972,127
End of period	$166,887,033	$156,309,676

Undistributed net investment income	$57,387	—

See Notes to Financial Statements.

Statement of Cash Flows

YEAR ENDED JUNE 30, 2015
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$7,544,763
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(174,941,581)
Proceeds from investments sold	168,576,131
Purchases to cover securities sold short	(52,056,440)
Proceeds from securities sold short	53,549,281
(Increase) decrease in short-term investments	832,999
(Increase) decrease in deposits with broker for securities sold short	641,234
(Increase) decrease in receivable for investments sold	(9,613,908)
(Increase) decrease in dividends and interest receivable	(46,003)
Increase (decrease) in payable for investments purchased	8,649,902
Increase (decrease) in accrued management fees	16,764
Increase (decrease) in distribution and service fees payable	(60)
Increase (decrease) in dividend expense payable on securities sold short	2,212
Change in net unrealized (appreciation) depreciation on investments	16,347,005
Net realized (gain) loss on investment transactions	(23,074,086)
Change in net unrealized (appreciation) depreciation on securities sold short	(2,704,235)
Net realized (gain) loss on securities sold short transactions	3,235,774
Net cash from (used in) operating activities	(3,040,248)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	20,755,721
Payments for shares redeemed	(17,674,926)
Distributions paid, net of reinvestments	(43,281)
Net cash from (used in) financing activities	3,037,514

Net Increase (Decrease) In Cash	(2,734)
Cash at beginning of period	2,734
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $20,594,567.

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 91% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 1.29% for the Investor Class, A Class, C Class and R Class and 1.09% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2015 were $226,998,021 and $222,013,556, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		50,000,000
Sold	1,406,752	$20,361,600	754,248	$10,606,746
Issued in reinvestment of distributions	1,445,917	19,965,882	686,141	9,588,838
Redeemed	(874,930)	(12,704,161)	(525,553)	(7,370,989)
	1,977,739	27,623,321	914,836	12,824,595
Institutional Class/Shares Authorized	30,000,000		10,000,000
Sold	3,136	48,379	214,905	2,995,143
Issued in reinvestment of distributions	30,989	428,544	26,818	375,746
Redeemed	(296,499)	(4,411,976)	(190,289)	(2,702,023)
	(262,374)	(3,935,053)	51,434	668,866
A Class/Shares Authorized	15,000,000		10,000,000
Sold	11,300	166,833	28,772	402,615
Issued in reinvestment of distributions	7,183	99,069	3,632	50,637
Redeemed	(10,400)	(149,820)	(22,752)	(318,636)
	8,083	116,082	9,652	134,616
C Class/Shares Authorized	15,000,000		10,000,000
Sold	10,465	147,523	32,457	463,111
Issued in reinvestment of distributions	5,781	78,672	4,473	61,677
Redeemed	(13,629)	(202,879)	(20,863)	(303,218)
	2,617	23,316	16,067	221,570
R Class/Shares Authorized	15,000,000		10,000,000
Sold	1,175	16,782	241	3,418
Issued in reinvestment of distributions	1,630	22,400	775	10,775
Redeemed	(13,801)	(196,406)	—	—
	(10,996)	(157,224)	1,016	14,193
Net increase (decrease)	1,715,069	$23,670,442	993,005	$13,863,840

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$214,184,299	—	—
Temporary Cash Investments	257,595	$1,297,376	—
	$214,441,894	$1,297,376	—

Liabilities
Securities Sold Short
Common Stocks	$(49,184,897)	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$2,984,097	$2,724,056
Long-term capital gains	$17,653,751	$7,389,597

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$192,954,377
Gross tax appreciation of investments	$31,353,257
Gross tax depreciation of investments	(8,568,364)
Net tax appreciation (depreciation) of investments	22,784,893
Net tax appreciation (depreciation) on securities sold short	(1,043,144)
Net tax appreciation (depreciation)	$21,741,749
Undistributed ordinary income	$57,387
Accumulated long-term gains	$13,498,358
Post-October capital loss deferral	$(517,602)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to deferral of losses on unsettled short positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$15.12	0.12	0.59	0.71	(0.11)	(1.87)	(1.98)	$13.85	4.84%	1.73%	1.30%	0.82%	106%	$163,487
2014	$12.84	0.10	3.25	3.35	(0.11)	(0.96)	(1.07)	$15.12	26.86%	1.77%	1.30%	0.69%	104%	$148,620
2013	$10.79	0.14	2.23	2.37	(0.14)	(0.18)	(0.32)	$12.84	22.33%	1.87%	1.30%	1.15%	107%	$114,444
2012(3)	$10.00	0.03	0.76	0.79	—(4)	—	—(4)	$10.79	7.95%	2.06%(5)	1.31%(5)	0.39%(5)	105%	$84,116
Institutional Class
2015	$15.13	0.15	0.57	0.72	(0.13)	(1.87)	(2.00)	$13.85	5.04%	1.53%	1.10%	1.02%	106%	$1,854
2014	$12.84	0.13	3.26	3.39	(0.14)	(0.96)	(1.10)	$15.13	27.19%	1.57%	1.10%	0.89%	104%	$5,993
2013	$10.80	0.15	2.25	2.40	(0.18)	(0.18)	(0.36)	$12.84	22.45%	1.67%	1.10%	1.35%	107%	$4,427
2012(3)	$10.00	0.06	0.75	0.81	(0.01)	—	(0.01)	$10.80	8.19%	1.86%(5)	1.11%(5)	0.59%(5)	105%	$534
A Class
2015	$15.12	0.08	0.58	0.66	(0.07)	(1.87)	(1.94)	$13.84	4.59%	1.98%	1.55%	0.57%	106%	$801
2014	$12.84	0.06	3.25	3.31	(0.07)	(0.96)	(1.03)	$15.12	26.55%	2.02%	1.55%	0.44%	104%	$753
2013	$10.78	0.10	2.24	2.34	(0.10)	(0.18)	(0.28)	$12.84	22.01%	2.12%	1.55%	0.90%	107%	$515
2012(3)	$10.00	0.04	0.74	0.78	—(4)	—	—(4)	$10.78	7.80%	2.31%(5)	1.56%(5)	0.14%(5)	105%	$231

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$15.01	(0.03)	0.58	0.55	—	(1.87)	(1.87)	$13.69	3.77%	2.73%	2.30%	(0.18)%	106%	$736
2014	$12.78	(0.05)	3.24	3.19	—	(0.96)	(0.96)	$15.01	25.66%	2.77%	2.30%	(0.31)%	104%	$768
2013	$10.73	0.01	2.22	2.23	—	(0.18)	(0.18)	$12.78	20.99%	2.87%	2.30%	0.15%	107%	$449
2012(3)	$10.00	—(4)	0.73	0.73	—	—	—	$10.73	7.30%	3.06%(5)	2.31%(5)	(0.61)%(5)	105%	$112
R Class
2015	$15.11	0.04	0.59	0.63	(0.04)	(1.87)	(1.91)	$13.83	4.28%	2.23%	1.80%	0.32%	106%	$9
2014	$12.83	0.03	3.25	3.28	(0.04)	(0.96)	(1.00)	$15.11	26.27%	2.27%	1.80%	0.19%	104%	$176
2013	$10.76	0.08	2.23	2.31	(0.06)	(0.18)	(0.24)	$12.83	21.70%	2.37%	1.80%	0.65%	107%	$137
2012(3)	$10.00	0.03	0.73	0.76	—	—	—	$10.76	7.60%	2.56%(5)	1.81%(5)	(0.11)%(5)	105%	$112

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 31, 2011 (fund inception) through June 30, 2012.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Core Equity Plus Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $2,984,097, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,720,729 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $17,653,751, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86509 1508

ANNUAL REPORT	JUNE 30, 2015

Disciplined Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ADSIX	6.59%	18.50%	8.92%	9/30/05
Russell 1000 Growth Index	—	10.56%	18.58%	8.90%	—
Institutional Class	ADCIX	6.84%	18.75%	9.14%	9/30/05
A Class(1)	ADCVX				9/30/05
No sales charge*		6.35%	18.23%	8.66%
With sales charge*		0.21%	16.84%	8.00%
C Class	ADCCX	5.56%	17.33%	6.50%	9/28/07
R Class	ADRRX	6.06%	17.91%	8.38%	9/30/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $23,013

Russell 1000 Growth Index — $22,979

*From September 30, 2005, the Investor Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.02%	0.82%	1.27%	2.02%	1.52%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth returned 6.59%* for the fiscal year ended June 30, 2015, compared with the 10.56% return of its benchmark, the Russell 1000 Growth Index and the 7.42%** return of the broad S&P 500 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. Disciplined Growth produced gains during the 12-month period, but was unable to match the return of its benchmark, the Russell 1000 Growth Index. Security selection in the consumer discretionary sector was a leading detractor from fund results, while energy sector holdings contributed to relative performance.

Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation- and quality-based factors proved most difficult, sentiment indicators were mildly negative, and growth indicators benefited returns.

Consumer Discretionary Was Leading Detractor

Security selection in the consumer discretionary sector was the principal detractor from the fund’s twelve-month results. Several portfolio-only sector positions produced substantial declines and weighed on relative gains. These included Tower International, a metal component manufacturer for the auto industry, whose stock declined on lowered analysts ratings despite strong quarterly results. We ultimately exited the position. For-profit education provider Strayer Education weighed on results as lower enrollment due to stricter financial aid funding guidelines imposed on for-profit colleges pressured the company’s revenues. However, the holding remains very attractive across valuation and quality metrics and is strong on sentiment-based factors. Elsewhere in the sector, casino operator Las Vegas Sands was detrimental. The company’s stock price fell dramatically on weaker-than-expected revenue and earnings, and management’s announced dividend increase and two-billion-dollar buyback program were not enough to stave off price declines. Our conviction in the holding is driven by strong valuation and quality insights.

The fund’s information technology holdings also weighed on returns. An overweight position, relative to the benchmark, in data storage solutions manufacturer SanDisk weighed on returns as the company lowered estimates due to an oversupply of inventory. Subsequent analysts downgrades led its stock price to decline, and we liquidated our position.

A number of positions in the financials sector weighed on the fund’s returns. Shares of real estate management company Altisource Portfolio Solutions declined steeply on disappointing quarterly earnings and again after a New York State investigation implicated a subsidiary. We ultimately eliminated the non-benchmark holding. Nationstar Mortgage Holdings also weighed on results. The residential mortgage servicer reported subdued earnings due to declines in mortgage origination and real estate services. We began to exit our position in the holding based on deteriorating quality insights.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

**The S&P 500 Index average annual returns were 17.33% for the five-year period ended June 30, 2015, and 7.71% since the fund’s inception on September 30, 2005.

5

Energy and Health Care Outperformed

Stock selection in the underperforming energy sector bolstered the fund’s relative returns. Much of the contribution stemmed from remaining underweight to or not holding a number of index names that saw sharp declines in their stock prices as price of oil continued to slide. Limited exposure to oil exploration firm Halliburton, which declined nearly 40%, was particularly helpful. We opted to exit the position entirely during the year.

Health care sector outperformance was primarily due to positioning in the strongly appreciating biotechnology industry. Regeneron Pharmaceuticals, where we maintained substantial exposure, appreciated steadily during the year. The holding’s stock price climbed to new highs at period-end after the company released positive phase 3 study results of its cardiovascular drug, Praluent. Higher demand for its therapies led biotechnology company Amgen to consistently beat earnings and revenue expectations over the course of the year. In addition, management’s restructuring and share buyback programs further supported the company’s stock price.

Industrials sector holdings helped to bolster the fund’s relative gains during the period. Southwest Airlines was a leading sector contributor, gaining due to higher travel demand due in part to falling fuel costs. Elsewhere in the fund, an overweight position in video game maker Electronic Arts was beneficial. The company’s rising sales, particularly on mobile platforms, led to stronger-than-expected revenues and earnings.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The funds largest overweights are in information technology and industrials, while the underweights are led by the materials and consumer discretionary sectors.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	7.6%
Gilead Sciences, Inc.	2.4%
Verizon Communications, Inc.	2.1%
Google, Inc., Class A	2.1%
Facebook, Inc., Class A	2.0%
PepsiCo, Inc.	1.9%
Amgen, Inc.	1.8%
AbbVie, Inc.	1.8%
3M Co.	1.7%
Biogen, Inc.	1.6%

Top Five Industries	% of net assets
Biotechnology	8.7%
Technology Hardware, Storage and Peripherals	8.4%
Software	6.8%
Internet Software and Services	6.3%
Pharmaceuticals	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	(1.7)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes
The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,009.80	$5.08	1.02%
Institutional Class	$1,000	$1,011.20	$4.09	0.82%
A Class	$1,000	$1,009.20	$6.33	1.27%
C Class	$1,000	$1,005.50	$10.04	2.02%
R Class	$1,000	$1,007.70	$7.57	1.52%
Hypothetical
Investor Class	$1,000	$1,019.74	$5.11	1.02%
Institutional Class	$1,000	$1,020.73	$4.11	0.82%
A Class	$1,000	$1,018.50	$6.36	1.27%
C Class	$1,000	$1,014.78	$10.09	2.02%
R Class	$1,000	$1,017.26	$7.60	1.52%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 3.0%
Astronics Corp.(1)	84,052	$5,958,446
Boeing Co. (The)	16,239	2,252,674
Honeywell International, Inc.	86,577	8,828,257
Huntington Ingalls Industries, Inc.	69,791	7,857,769
Spirit AeroSystems Holdings, Inc., Class A(1)	163,046	8,985,465
		33,882,611
Airlines — 1.8%
Southwest Airlines Co.	296,163	9,800,034
United Continental Holdings, Inc.(1)	195,754	10,376,919
		20,176,953
Beverages — 3.4%
Coca-Cola Co. (The)	183,677	7,205,649
Dr Pepper Snapple Group, Inc.	127,633	9,304,445
PepsiCo, Inc.	225,982	21,093,160
		37,603,254
Biotechnology — 8.7%
Amgen, Inc.	133,908	20,557,556
Biogen, Inc.(1)	45,396	18,337,260
Celgene Corp.(1)	152,943	17,700,858
Gilead Sciences, Inc.	225,946	26,453,758
Ophthotech Corp.(1)	84,978	4,423,955
Regeneron Pharmaceuticals, Inc.(1)	17,977	9,170,607
		96,643,994
Building Products — 0.1%
Continental Building Products, Inc.(1)	53,081	1,124,786
Capital Markets — 1.3%
Ameriprise Financial, Inc.	5,627	702,981
Artisan Partners Asset Management, Inc., Class A	17,813	827,592
Franklin Resources, Inc.	116,925	5,732,833
Legg Mason, Inc.	106,671	5,496,757
Moelis & Co., Class A	63,168	1,813,553
		14,573,716
Chemicals — 0.8%
Cabot Corp.	142,154	5,300,922
International Flavors & Fragrances, Inc.	15,358	1,678,476
Minerals Technologies, Inc.	24,170	1,646,702
		8,626,100
Commercial Services and Supplies — 0.7%
Herman Miller, Inc.	56,082	1,622,452
Pitney Bowes, Inc.	57,539	1,197,387
Waste Management, Inc.	103,814	4,811,779
		7,631,618

10

	Shares	Value
Communications Equipment — 1.1%
ARRIS Group, Inc.(1)	62,014	$1,897,629
F5 Networks, Inc.(1)	1,989	239,376
QUALCOMM, Inc.	160,029	10,022,616
		12,159,621
Containers and Packaging — 0.5%
Berry Plastics Group, Inc.(1)	174,887	5,666,339
Diversified Consumer Services — 1.4%
Capella Education Co.	11,593	622,197
H&R Block, Inc.	302,474	8,968,354
K12, Inc.(1)	102,445	1,295,929
Strayer Education, Inc.(1)	107,971	4,653,550
		15,540,030
Diversified Financial Services†
GAIN Capital Holdings, Inc.	8,882	84,912
Diversified Telecommunication Services — 2.5%
CenturyLink, Inc.	132,357	3,888,649
Verizon Communications, Inc.	510,922	23,814,074
		27,702,723
Electrical Equipment — 1.9%
Emerson Electric Co.	158,360	8,777,895
Enphase Energy, Inc.(1)	159,820	1,216,230
Rockwell Automation, Inc.	87,823	10,946,259
		20,940,384
Electronic Equipment, Instruments and Components — 0.4%
Corning, Inc.	227,433	4,487,253
Energy Equipment and Services — 0.9%
FMC Technologies, Inc.(1)	11,151	462,655
Schlumberger Ltd.	114,651	9,881,770
		10,344,425
Food and Staples Retailing — 2.3%
CVS Health Corp.	76,031	7,974,131
Kroger Co. (The)	168,824	12,241,428
Wal-Mart Stores, Inc.	71,042	5,039,009
		25,254,568
Food Products — 2.1%
Archer-Daniels-Midland Co.	106,734	5,146,713
Hormel Foods Corp.	162,178	9,141,974
Pilgrim's Pride Corp.	367,771	8,447,700
Seaboard Corp.(1)	69	248,331
		22,984,718
Health Care Equipment and Supplies — 4.0%
Analogic Corp.	9,185	724,696
DENTSPLY International, Inc.	26,165	1,348,806
Edwards Lifesciences Corp.(1)	72,955	10,390,981
Hologic, Inc.(1)	241,310	9,184,258

11

	Shares	Value
ICU Medical, Inc.(1)	2,495	$238,672
St. Jude Medical, Inc.	147,826	10,801,646
Stryker Corp.	110,893	10,598,044
Varian Medical Systems, Inc.(1)	20,269	1,709,285
		44,996,388
Health Care Providers and Services — 2.8%
Aetna, Inc.	43,499	5,544,383
Anthem, Inc.	20,600	3,381,284
Cardinal Health, Inc.	64,951	5,433,151
Express Scripts Holding Co.(1)	156,676	13,934,763
UnitedHealth Group, Inc.	25,964	3,167,608
		31,461,189
Health Care Technology — 0.1%
Cerner Corp.(1)	3,103	214,293
Merge Healthcare, Inc.(1)	52,505	252,024
Quality Systems, Inc.	28,128	466,081
		932,398
Hotels, Restaurants and Leisure — 4.3%
Boyd Gaming Corp.(1)	42,989	642,686
Brinker International, Inc.	127,274	7,337,346
Chipotle Mexican Grill, Inc.(1)	15,509	9,382,790
Cracker Barrel Old Country Store, Inc.	61,476	9,169,760
Darden Restaurants, Inc.	51,732	3,677,111
Las Vegas Sands Corp.	197,143	10,363,807
McDonald's Corp.	6,722	639,060
Ruth's Hospitality Group, Inc.	2,969	47,860
Vail Resorts, Inc.	61,114	6,673,649
		47,934,069
Household Durables — 0.8%
Harman International Industries, Inc.	71,406	8,493,030
Household Products — 0.9%
Central Garden and Pet Co.(1)	55,730	635,879
Clorox Co. (The)	19,829	2,062,612
Colgate-Palmolive Co.	40,424	2,644,134
Procter & Gamble Co. (The)	67,286	5,264,457
		10,607,082
Industrial Conglomerates — 1.7%
3M Co.	119,549	18,446,411
Insurance — 0.1%
Federated National Holding Co.	8,348	202,022
Heritage Insurance Holdings, Inc.(1)	25,101	577,072
		779,094
Internet and Catalog Retail — 1.2%
Amazon.com, Inc.(1)	19,723	8,561,557
Liberty Interactive Corp. QVC Group, Class A(1)	152,660	4,236,315
PetMed Express, Inc.	47,553	821,240
		13,619,112

12

	Shares	Value
Internet Software and Services — 6.3%
eBay, Inc.(1)	281,917	$16,982,680
Endurance International Group Holdings, Inc.(1)	81,006	1,673,584
Everyday Health, Inc.(1)	27,191	347,501
Facebook, Inc., Class A(1)	255,220	21,888,943
Google, Inc., Class A(1)	42,912	23,174,197
LogMeIn, Inc.(1)	19,015	1,226,277
VeriSign, Inc.(1)	80,773	4,985,310
		70,278,492
IT Services — 4.1%
Accenture plc, Class A	151,651	14,676,784
CSG Systems International, Inc.	6,999	221,588
International Business Machines Corp.	107,388	17,467,732
Teradata Corp.(1)	72,041	2,665,517
Total System Services, Inc.	148,169	6,189,019
Visa, Inc., Class A	60,352	4,052,637
Western Union Co. (The)	41,499	843,675
		46,116,952
Machinery — 4.0%
Caterpillar, Inc.	99,576	8,446,036
Cummins, Inc.	78,712	10,326,227
Illinois Tool Works, Inc.	20,237	1,857,554
PACCAR, Inc.	85,896	5,481,024
Parker-Hannifin Corp.	79,571	9,256,494
Stanley Black & Decker, Inc.	88,752	9,340,261
		44,707,596
Media — 3.6%
Cablevision Systems Corp., Class A	19,985	478,441
Comcast Corp., Class A	91,805	5,521,153
Omnicom Group, Inc.	141,962	9,864,939
Scripps Networks Interactive, Inc., Class A	136,533	8,925,162
Twenty-First Century Fox, Inc.	93,519	3,043,576
Viacom, Inc., Class B	7,931	512,660
Walt Disney Co. (The)	99,136	11,315,383
		39,661,314
Metals and Mining — 0.3%
Materion Corp.	87,320	3,078,030
Multiline Retail — 2.5%
Big Lots, Inc.	125,561	5,648,989
Dillard's, Inc., Class A	69,296	7,289,246
Kohl's Corp.	96,134	6,018,950
Target Corp.	111,842	9,129,663
		28,086,848
Oil, Gas and Consumable Fuels — 0.5%
Valero Energy Corp.	85,383	5,344,976
Pharmaceuticals — 4.4%
AbbVie, Inc.	303,828	20,414,203

13

	Shares	Value
Bristol-Myers Squibb Co.	46,069	$3,065,431
Jazz Pharmaceuticals plc(1)	46,137	8,123,342
Johnson & Johnson	54,967	5,357,084
Merck & Co., Inc.	189,568	10,792,106
Nektar Therapeutics(1)	104,378	1,305,769
		49,057,935
Professional Services — 0.1%
RPX Corp.(1)	77,647	1,312,234
Real Estate Investment Trusts (REITs) — 0.8%
Lamar Advertising Co., Class A	152,760	8,780,645
Real Estate Management and Development — 1.1%
Jones Lang LaSalle, Inc.	51,881	8,871,651
Marcus & Millichap, Inc.(1)	69,038	3,185,413
		12,057,064
Road and Rail — 0.1%
Union Pacific Corp.	8,969	855,373
Semiconductors and Semiconductor Equipment — 2.2%
Intel Corp.	306,102	9,310,092
Texas Instruments, Inc.	286,854	14,775,850
		24,085,942
Software — 6.8%
Activision Blizzard, Inc.	130,086	3,149,382
Cadence Design Systems, Inc.(1)	476,841	9,374,694
Electronic Arts, Inc.(1)	188,914	12,562,781
Intuit, Inc.	120,086	12,101,066
Microsoft Corp.	348,650	15,392,898
Oracle Corp.	404,749	16,311,385
Synopsys, Inc.(1)	17,465	884,602
Tableau Software, Inc., Class A(1)	23,835	2,748,176
VMware, Inc., Class A(1)	32,110	2,753,111
		75,278,095
Specialty Retail — 4.4%
Bed Bath & Beyond, Inc.(1)	116,962	8,068,039
Build-A-Bear Workshop, Inc.(1)	83,022	1,327,522
Foot Locker, Inc.	149,101	9,991,258
Gap, Inc. (The)	238,090	9,087,895
Home Depot, Inc. (The)	53,632	5,960,124
Lowe's Cos., Inc.	183,232	12,271,047
Murphy USA, Inc.(1)	31,535	1,760,284
		48,466,169
Technology Hardware, Storage and Peripherals — 8.4%
Apple, Inc.	669,709	83,998,251
EMC Corp.	344,842	9,100,381
		93,098,632
Textiles, Apparel and Luxury Goods — 0.5%
Michael Kors Holdings Ltd.(1)	15,478	651,469

14

	Shares	Value
Wolverine World Wide, Inc.	182,042	$5,184,556
		5,836,025
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	138,882	3,798,423
Nationstar Mortgage Holdings, Inc.(1)	360	6,048
		3,804,471
Trading Companies and Distributors†
Kaman Corp.	10,923	458,111
Wireless Telecommunication Services†
Shenandoah Telecommunications Co.	9,153	313,307
TOTAL COMMON STOCKS (Cost $1,037,876,259)		1,103,374,989
TEMPORARY CASH INVESTMENTS — 2.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $4,709,823), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $4,615,852)		4,615,839
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 08/15/24, valued at $18,836,975), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $18,466,005)		18,466,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,590,273	4,590,273
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,672,112)		27,672,112
TOTAL INVESTMENT SECURITIES — 101.7% (Cost $1,065,548,371)		1,131,047,101
OTHER ASSETS AND LIABILITIES — (1.7)%		(18,543,205)
TOTAL NET ASSETS — 100.0%		$1,112,503,896

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $1,065,548,371)	$1,131,047,101
Receivable for investments sold	71,148,844
Receivable for capital shares sold	1,600,215
Dividends and interest receivable	695,321
1,204,491,481

Liabilities
Payable for investments purchased	89,905,902
Payable for capital shares redeemed	1,125,297
Accrued management fees	872,383
Distribution and service fees payable	84,003
91,987,585

Net Assets	$1,112,503,896

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,034,753,953
Undistributed net investment income	311,872
Undistributed net realized gain	11,939,341
Net unrealized appreciation	65,498,730
$1,112,503,896

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$502,388,876	26,240,942	$19.15
Institutional Class, $0.01 Par Value	$372,011,435	19,379,958	$19.20
A Class, $0.01 Par Value	$173,299,645	9,079,554	$19.09*
C Class, $0.01 Par Value	$50,354,667	2,735,332	$18.41
R Class, $0.01 Par Value	$14,449,273	764,735	$18.89
*Maximum offering price $20.25 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends	$14,073,575
Interest	4,632
14,078,207

Expenses:
Management fees	7,674,915
Distribution and service fees:
A Class	335,768
C Class	375,719
R Class	48,317
Directors' fees and expenses	35,371
8,470,090

Net investment income (loss)	5,608,117

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	28,675,321
Change in net unrealized appreciation (depreciation) on investments	6,359,529

Net realized and unrealized gain (loss)	35,034,850

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,642,967

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$5,608,117	$1,611,515
Net realized gain (loss)	28,675,321	21,798,137
Change in net unrealized appreciation (depreciation)	6,359,529	41,666,448
Net increase (decrease) in net assets resulting from operations	40,642,967	65,076,100

Distributions to Shareholders
From net investment income:
Investor Class	(2,671,637)	(1,118,387)
Institutional Class	(2,014,427)	(161,505)
A Class	(490,407)	(263,244)
R Class	(18,566)	(6,853)
From net realized gains:
Investor Class	(18,348,244)	(8,175,308)
Institutional Class	(5,613,156)	(783,055)
A Class	(5,223,057)	(3,202,886)
C Class	(1,471,637)	(806,884)
R Class	(294,749)	(355,074)
Decrease in net assets from distributions	(36,145,880)	(14,873,196)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	728,536,103	142,933,604

Net increase (decrease) in net assets	733,033,190	193,136,508

Net Assets
Beginning of period	379,470,706	186,334,198
End of period	$1,112,503,896	$379,470,706

Undistributed net investment income	$311,872	$23,157

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

19

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

20

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 1.01% for the Investor Class, A Class, C Class and R Class and 0.81% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $1,535,513,149 and $838,517,633, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		50,000,000
Sold	21,236,844	$406,035,361	6,893,130	$119,853,193
Issued in reinvestment of distributions	1,099,840	20,609,340	525,527	9,094,991
Redeemed	(8,122,681)	(156,118,768)	(2,418,185)	(42,063,379)
	14,214,003	270,525,933	5,000,472	86,884,805
Institutional Class/Shares Authorized	150,000,000		10,000,000
Sold	20,277,130	392,872,857	1,308,290	22,677,090
Issued in reinvestment of distributions	283,822	5,357,757	54,256	944,560
Redeemed	(2,576,823)	(50,045,269)	(615,721)	(10,652,473)
	17,984,129	348,185,345	746,825	12,969,177
A Class/Shares Authorized	70,000,000		35,000,000
Sold	6,484,498	124,219,376	3,522,429	61,683,117
Issued in reinvestment of distributions	275,678	5,138,431	195,823	3,368,533
Redeemed	(2,769,790)	(52,912,280)	(1,972,503)	(34,230,449)
	3,990,386	76,445,527	1,745,749	30,821,201
C Class/Shares Authorized	20,000,000		10,000,000
Sold	1,569,146	29,150,005	773,894	13,114,904
Issued in reinvestment of distributions	74,840	1,343,387	42,877	713,903
Redeemed	(262,184)	(4,852,263)	(95,810)	(1,637,289)
	1,381,802	25,641,129	720,961	12,191,518
R Class/Shares Authorized	20,000,000		10,000,000
Sold	568,739	10,787,048	170,076	2,913,012
Issued in reinvestment of distributions	16,996	313,315	21,306	361,927
Redeemed	(176,423)	(3,362,194)	(184,695)	(3,208,036)
	409,312	7,738,169	6,687	66,903
Net increase (decrease)	37,979,632	$728,536,103	8,220,694	$142,933,604

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,103,374,989	—	—
Temporary Cash Investments	4,590,273	$23,081,839	—
	$1,107,965,262	$23,081,839	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$17,573,781	$9,121,736
Long-term capital gains	$18,572,099	$5,751,460

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,067,678,765
Gross tax appreciation of investments	$90,677,370
Gross tax depreciation of investments	(27,309,034)
Net tax appreciation (depreciation) of investments	$63,368,336
Undistributed ordinary income	$8,934,052
Accumulated long-term gains	$5,447,555

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$18.82	0.14	1.09	1.23	(0.11)	(0.79)	(0.90)	$19.15	6.59%	1.02%	0.75%	108%	$502,389
2014	$15.56	0.12	4.15	4.27	(0.11)	(0.90)	(1.01)	$18.82	28.05%	1.02%	0.70%	102%	$226,370
2013	$13.38	0.16	2.19	2.35	(0.17)	—	(0.17)	$15.56	17.70%	1.03%	1.07%	94%	$109,366
2012	$12.85	0.09	0.50	0.59	(0.06)	—	(0.06)	$13.38	4.68%	1.04%	0.73%	94%	$57,780
2011	$9.27	0.04	3.57	3.61	(0.03)	—	(0.03)	$12.85	39.00%	1.04%	0.37%	117%	$31,450
Institutional Class
2015	$18.87	0.20	1.06	1.26	(0.14)	(0.79)	(0.93)	$19.20	6.84%	0.82%	0.95%	108%	$372,011
2014	$15.60	0.16	4.15	4.31	(0.14)	(0.90)	(1.04)	$18.87	28.30%	0.82%	0.90%	102%	$26,334
2013	$13.42	0.19	2.20	2.39	(0.21)	—	(0.21)	$15.60	17.99%	0.83%	1.27%	94%	$10,124
2012	$12.89	0.10	0.52	0.62	(0.09)	—	(0.09)	$13.42	4.87%	0.84%	0.93%	94%	$878
2011	$9.30	0.06	3.59	3.65	(0.06)	—	(0.06)	$12.89	39.26%	0.84%	0.57%	117%	$3,097
A Class
2015	$18.77	0.09	1.08	1.17	(0.06)	(0.79)	(0.85)	$19.09	6.35%	1.27%	0.50%	108%	$173,300
2014	$15.52	0.08	4.13	4.21	(0.06)	(0.90)	(0.96)	$18.77	27.75%	1.27%	0.45%	102%	$95,509
2013	$13.33	0.12	2.19	2.31	(0.12)	—	(0.12)	$15.52	17.42%	1.28%	0.82%	94%	$51,897
2012	$12.80	0.07	0.49	0.56	(0.03)	—	(0.03)	$13.33	4.44%	1.29%	0.48%	94%	$15,726
2011	$9.23	0.02	3.55	3.57	—(3)	—	—(3)	$12.80	38.71%	1.29%	0.12%	117%	$3,026

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$18.21	(0.05)	1.04	0.99	—	(0.79)	(0.79)	$18.41	5.56%	2.02%	(0.25)%	108%	$50,355
2014	$15.14	(0.05)	4.02	3.97	—	(0.90)	(0.90)	$18.21	26.80%	2.02%	(0.30)%	102%	$24,646
2013	$12.99	0.01	2.14	2.15	—	—	—	$15.14	16.55%	2.03%	0.07%	94%	$9,580
2012	$12.53	(0.03)	0.49	0.46	—	—	—	$12.99	3.67%	2.04%	(0.27)%	94%	$3,389
2011	$9.11	(0.07)	3.49	3.42	—	—	—	$12.53	37.54%	2.04%	(0.63)%	117%	$167
R Class
2015	$18.60	0.04	1.06	1.10	(0.02)	(0.79)	(0.81)	$18.89	6.06%	1.52%	0.25%	108%	$14,449
2014	$15.39	0.03	4.10	4.13	(0.02)	(0.90)	(0.92)	$18.60	27.41%	1.52%	0.20%	102%	$6,611
2013	$13.20	0.09	2.17	2.26	(0.07)	—	(0.07)	$15.39	17.16%	1.53%	0.57%	94%	$5,368
2012	$12.68	0.02	0.50	0.52	—(3)	—	—(3)	$13.20	4.13%	1.54%	0.23%	94%	$897
2011	$9.17	(0.01)	3.52	3.51	—	—	—	$12.68	38.28%	1.54%	(0.13)%	117%	$493

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

26

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

31

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $9,275,932, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $12,378,744 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $18,572,099, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86503 1508

ANNUAL REPORT	JUNE 30, 2015

Disciplined Growth Plus Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACDJX	10.22%	17.91%	10/31/11
Russell 1000 Growth Index	—	10.56%	17.43%	—
Institutional Class	ACDKX	10.49%	18.15%	10/31/11
A Class	ACDQX			10/31/11
No sales charge*		9.97%	17.62%
With sales charge*		3.67%	15.74%
C Class	ACDHX	9.16%	16.74%	10/31/11
R Class	ACDWX	9.69%	17.32%	10/31/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $18,292

Russell 1000 Growth Index — $18,022

*From October 31, 2011, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.81%	1.61%	2.06%	2.81%	2.31%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Lynette Pang

Performance Summary

Disciplined Growth Plus returned 10.22%* for the fiscal year ended June 30, 2015, compared with the 10.56% return of its benchmark, the Russell 1000 Growth Index and the 7.42%** return of the broad S&P 500 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. Disciplined Growth Plus produced gains during the 12-month period, performing in line with the Russell 1000 Growth Index. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions.

The fund’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the investment universe, more expensive growth names led the markets over the past year, and our focus on reasonably priced growth names limited fund gains. Financials sector holdings and positioning in the health care sector contributed the most to fund results, while consumer staples holdings weighed on relative performance.

Financials and Health Care Outperformed

Stock selection among financials holdings, particularly in real estate management companies, was a leading contributor to the fund’s 12-month results. Prominent contribution stemmed from a short position (a trade made to benefit from a stock’s decline) in real estate developer Tejon Ranch, whose stock fell nearly 20%.

Positioning in the health care sector was also favorable to results, particularly among health care equipment and supplies manufacturers and health care technology holdings. A portfolio-only position in Merge Healthcare bolstered the fund’s returns due to strong earnings and revenues stemming from rising transaction revenue on the health care software maker’s eClinicalOS platform.

The energy sector, especially positioning in the oil, gas, and consumable fuels industry, also added to relative gains. A short position in oil and natural gas producer W&T Offshore was beneficial as the company’s stock price declined steeply as the price of oil continued to slide. Likewise, limited exposure to oil exploration firm Halliburton, which declined nearly 40%, was particularly helpful. We opted to exit both positions entirely during the year. Elsewhere in the fund, key contribution came from a short position in Rentech, a wood fiber products producer, as the company’s stock price dropped after management announced losses.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

**The S&P 500 Index average return was 17.06% since the fund’s inception on October 31, 2011.

5

Consumer Staples Sector Led Detractors

The consumer staples sector was the leading detractor from the fund’s relative returns. Stock choices in food and staples retailers, food products manufacturers, and personal products companies were especially difficult, driving the sector’s underperformance. Among the top sector detractors was an overweight position, relative to the benchmark, in cosmetics and skincare company Avon, which declined steadily throughout the period on falling revenues as consumers increasingly turned toward online purchases, undermining its independent consultant business model. We ultimately exited the position.

Elsewhere in the fund, detraction also came from several holdings in the information technology sector. An overweight position in data storage solutions manufacturer SanDisk weighed on returns as the company lowered estimates due to an oversupply of inventory. Nevertheless, the holding's quality- and valuation-based factors remain very strong. Several portfolio-only consumer discretionary sector positions produced substantial declines and weighed on relative gains. These included Tower International, a metal component manufacturer for the auto industry, whose stock declined on lowered analysts ratings despite strong quarterly results. We ultimately exited the position. For-profit education provider Strayer Education weighed on results as lower enrollment due to stricter financial aid funding guidelines imposed on for-profit colleges pressured the company’s revenues. However, the holding remains very attractive across valuation and quality metrics and is strong on sentiment-based factors.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the U.S. Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The fund’s largest overweights are in health care, information technology, and industrials, while the underweights are led by the consumer staples, materials, and financials sectors.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Long Holdings	% of net assets
Apple, Inc.	7.52%
Microsoft Corp.	2.65%
Google, Inc., Class A	2.15%
PepsiCo, Inc.	1.89%
Gilead Sciences, Inc.	1.86%
AbbVie, Inc.	1.63%
3M Co.	1.51%
Boeing Co. (The)	1.51%
Oracle Corp.	1.51%
eBay, Inc.	1.42%

Top Five Short Holdings	% of net assets
William Lyon Homes, Class A	(0.85)%
Cray, Inc.	(0.77)%
Builders FirstSource, Inc.	(0.74)%
Beacon Roofing Supply, Inc.	(0.74)%
InnerWorkings, Inc.	(0.74)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.4%
Common Stocks Sold Short	(29.0)%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.10	$9.13	1.81%
Institutional Class	$1,000	$1,035.40	$8.13	1.61%
A Class	$1,000	$1,033.00	$10.38	2.06%
C Class	$1,000	$1,029.30	$14.14	2.81%
R Class	$1,000	$1,031.30	$11.63	2.31%
Hypothetical
Investor Class	$1,000	$1,015.82	$9.05	1.81%
Institutional Class	$1,000	$1,016.81	$8.05	1.61%
A Class	$1,000	$1,014.58	$10.29	2.06%
C Class	$1,000	$1,010.86	$14.01	2.81%
R Class	$1,000	$1,013.34	$11.53	2.31%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 127.4%
Aerospace and Defense — 5.1%
Astronics Corp.(1)(2)	5,365	$380,325
Boeing Co. (The)(1)	6,139	851,602
Honeywell International, Inc.(1)	5,851	596,626
Huntington Ingalls Industries, Inc.	2,276	256,255
Moog, Inc., Class A(2)	1,143	80,787
Spirit AeroSystems Holdings, Inc., Class A(1)(2)	5,389	296,988
Teledyne Technologies, Inc.(1)(2)	2,148	226,636
United Technologies Corp.(1)	1,580	175,269
		2,864,488
Air Freight and Logistics — 0.6%
FedEx Corp.	922	157,109
United Parcel Service, Inc., Class B(1)	1,966	190,525
		347,634
Airlines — 0.7%
Southwest Airlines Co.(1)	6,114	202,312
United Continental Holdings, Inc.(2)	3,978	210,874
		413,186
Auto Components — 0.2%
Gentex Corp.(1)	6,974	114,513
Automobiles — 0.3%
Harley-Davidson, Inc.(1)	3,060	172,431
Beverages — 3.2%
Coca-Cola Co. (The)(1)	9,331	366,055
Dr Pepper Snapple Group, Inc.(1)	4,742	345,692
PepsiCo, Inc.(1)	11,421	1,066,036
		1,777,783
Biotechnology — 9.2%
Acorda Therapeutics, Inc.(1)(2)	3,651	121,688
Alexion Pharmaceuticals, Inc.(2)	932	168,478
Amgen, Inc.(1)	4,933	757,314
Biogen, Inc.(1)(2)	1,594	643,880
Celgene Corp.(1)(2)	5,400	624,969
CTI BioPharma Corp.(1)(2)	66,998	130,646
Emergent Biosolutions, Inc.(1)(2)	2,690	88,636
Five Prime Therapeutics, Inc.(1)(2)	5,502	136,670
Gilead Sciences, Inc.(1)	8,956	1,048,568
Incyte Corp.(2)	2,207	229,991
Infinity Pharmaceuticals, Inc.(1)(2)	13,600	148,920
Medivation, Inc.(2)	1,680	191,856
Ophthotech Corp.(2)	2,622	136,501
Orexigen Therapeutics, Inc.(1)(2)	27,721	137,219

10

	Shares	Value
Progenics Pharmaceuticals, Inc.(1)(2)	11,179	$83,395
Regeneron Pharmaceuticals, Inc.(2)	690	351,990
United Therapeutics Corp.(1)(2)	1,060	184,387
Vertex Pharmaceuticals, Inc.(2)	229	28,277
		5,213,385
Building Products — 1.7%
American Woodmark Corp.(1)(2)	7,112	390,094
Continental Building Products, Inc.(1)(2)	18,664	395,490
USG Corp.(1)(2)	6,661	185,109
		970,693
Capital Markets — 2.5%
Affiliated Managers Group, Inc.(2)	344	75,199
Ameriprise Financial, Inc.	318	39,728
Artisan Partners Asset Management, Inc., Class A(1)	6,655	309,191
Diamond Hill Investment Group, Inc.	1,264	252,370
Evercore Partners, Inc., Class A(1)	6,719	362,557
Franklin Resources, Inc.(1)	4,672	229,068
Moelis & Co., Class A	5,740	164,796
		1,432,909
Chemicals — 2.4%
Cabot Corp.(1)	5,427	202,373
Chase Corp.(1)	5,999	238,460
Dow Chemical Co. (The)(1)	2,538	129,870
E.I. du Pont de Nemours & Co.(1)	4,174	266,927
International Flavors & Fragrances, Inc.	2,005	219,126
LyondellBasell Industries NV, Class A	2,827	292,651
		1,349,407
Commercial Services and Supplies — 2.4%
ARC Document Solutions, Inc.(1)(2)	56,509	430,034
Deluxe Corp.(1)	878	54,436
Herman Miller, Inc.(1)	11,595	335,443
Multi-Color Corp.	2,051	131,018
Pitney Bowes, Inc.(1)	8,410	175,012
Waste Management, Inc.(1)	5,378	249,270
		1,375,213
Communications Equipment — 2.4%
Arista Networks, Inc.(2)	1,413	115,499
ARRIS Group, Inc.(1)(2)	6,456	197,554
F5 Networks, Inc.(2)	1,646	198,096
Harris Corp.(1)	643	49,453
Juniper Networks, Inc.(1)	5,297	137,563
Polycom, Inc.(1)(2)	11,687	133,699
QUALCOMM, Inc.(1)	7,981	499,850
		1,331,714
Construction Materials — 0.1%
United States Lime & Minerals, Inc.	630	36,616

11

	Shares	Value
Containers and Packaging — 0.2%
Berry Plastics Group, Inc.(2)	2,310	$74,844
Graphic Packaging Holding Co.	3,096	43,127
		117,971
Diversified Consumer Services — 1.3%
Capella Education Co.(1)	1,674	89,844
H&R Block, Inc.(1)	13,647	404,634
K12, Inc.(1)(2)	4,213	53,294
Strayer Education, Inc.(1)(2)	4,935	212,698
		760,470
Diversified Financial Services — 0.1%
GAIN Capital Holdings, Inc.	6,033	57,676
Diversified Telecommunication Services — 1.3%
CenturyLink, Inc.(1)	6,225	182,891
Verizon Communications, Inc.(1)	11,771	548,646
		731,537
Electrical Equipment — 2.1%
Emerson Electric Co.(1)	9,503	526,751
Enphase Energy, Inc.(1)(2)	11,946	90,909
Rockwell Automation, Inc.(1)	4,074	507,784
Thermon Group Holdings, Inc.(1)(2)	2,411	58,033
		1,183,477
Electronic Equipment, Instruments and Components — 0.7%
Corning, Inc.(1)	11,311	223,166
OSI Systems, Inc.(1)(2)	2,611	184,833
		407,999
Energy Equipment and Services — 1.4%
FMC Technologies, Inc.(1)(2)	3,729	154,716
Schlumberger Ltd.(1)	5,688	490,249
Superior Energy Services, Inc.(1)	6,462	135,960
		780,925
Food and Staples Retailing — 2.6%
CVS Health Corp.(1)	4,620	484,546
Fresh Market, Inc. (The)(2)	5,703	183,294
Kroger Co. (The)(1)	8,191	593,929
Wal-Mart Stores, Inc.(1)	3,276	232,367
		1,494,136
Food Products — 2.3%
Archer-Daniels-Midland Co.(1)	4,484	216,218
Cal-Maine Foods, Inc.	867	45,257
Hormel Foods Corp.	4,950	279,032
Ingredion, Inc.(1)	2,102	167,761
Pilgrim's Pride Corp.(1)	17,543	402,963
Seaboard Corp.(2)	44	158,356
		1,269,587

12

	Shares	Value
Health Care Equipment and Supplies — 5.0%
Align Technology, Inc.(2)	956	$59,951
Boston Scientific Corp.(1)(2)	13,107	231,994
C.R. Bard, Inc.	703	120,002
Cyberonics, Inc.(2)	575	34,190
DENTSPLY International, Inc.(1)	5,257	270,998
DexCom, Inc.(2)	637	50,947
Edwards Lifesciences Corp.(1)(2)	3,282	467,455
HeartWare International, Inc.(2)	1,080	78,505
Hologic, Inc.(1)(2)	9,082	345,661
Integra LifeSciences Holdings Corp.(2)	2,246	151,313
St. Jude Medical, Inc.(1)	6,925	506,010
Stryker Corp.(1)	5,286	505,183
		2,822,209
Health Care Providers and Services — 3.2%
Aetna, Inc.(1)	1,998	254,665
Alliance HealthCare Services, Inc.(1)(2)	5,464	102,122
Cardinal Health, Inc.	3,326	278,220
Express Scripts Holding Co.(1)(2)	6,309	561,123
Health Net, Inc.(2)	2,477	158,825
Landauer, Inc.	3,413	121,639
Molina Healthcare, Inc.(2)	2,582	181,515
UnitedHealth Group, Inc.	1,327	161,894
		1,820,003
Health Care Technology — 1.2%
HealthStream, Inc.(1)(2)	4,533	137,894
Merge Healthcare, Inc.(1)(2)	85,651	411,125
Quality Systems, Inc.(1)	8,335	138,111
		687,130
Hotels, Restaurants and Leisure — 6.1%
Boyd Gaming Corp.(1)(2)	30,323	453,329
Brinker International, Inc.	8,000	461,200
Chipotle Mexican Grill, Inc.(2)	334	202,067
Cracker Barrel Old Country Store, Inc.	2,528	377,077
Darden Restaurants, Inc.	2,639	187,580
Denny's Corp.(1)(2)	13,459	156,259
Diamond Resorts International, Inc.(2)	1,143	36,062
DineEquity, Inc.	338	33,492
Las Vegas Sands Corp.(1)	8,991	472,657
McDonald's Corp.(1)	360	34,225
Pinnacle Entertainment, Inc.(1)(2)	2,518	93,871
Ruth's Hospitality Group, Inc.(1)	5,061	81,583
SeaWorld Entertainment, Inc.	1,498	27,623
Starbucks Corp.(1)	2,992	160,416
Vail Resorts, Inc.(1)	3,968	433,306
Wyndham Worldwide Corp.(1)	2,642	216,406
		3,427,153

13

	Shares	Value
Household Durables — 1.1%
Harman International Industries, Inc.(1)	3,286	$390,837
iRobot Corp.(1)(2)	3,962	126,308
Universal Electronics, Inc.(1)(2)	1,734	86,423
		603,568
Household Products — 1.2%
Central Garden and Pet Co.(1)(2)	29,029	331,221
Colgate-Palmolive Co.	1,915	125,260
Procter & Gamble Co. (The)(1)	2,774	217,038
		673,519
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.(1)(2)	6,634	119,346
Ormat Technologies, Inc.(1)	5,035	189,719
		309,065
Industrial Conglomerates — 1.5%
3M Co.(1)	5,541	854,976
Insurance — 0.1%
Federated National Holding Co.(1)	3,250	78,650
Internet and Catalog Retail — 2.7%
Amazon.com, Inc.(1)(2)	965	418,897
Expedia, Inc.(1)	1,938	211,920
Nutrisystem, Inc.(1)	5,902	146,842
Priceline Group, Inc. (The)(2)	274	315,475
Shutterfly, Inc.(1)(2)	8,710	416,425
		1,509,559
Internet Software and Services — 7.0%
Cimpress NV(1)(2)	1,845	155,275
eBay, Inc.(1)(2)	13,294	800,831
Endurance International Group Holdings, Inc.(1)(2)	15,393	318,019
Everyday Health, Inc.(1)(2)	20,497	261,952
Facebook, Inc., Class A(1)(2)	8,204	703,616
Google, Inc., Class A(1)(2)	2,247	1,213,470
LogMeIn, Inc.(2)	2,578	166,255
RetailMeNot, Inc.(1)(2)	4,567	81,430
VeriSign, Inc.(1)(2)	2,385	147,202
Web.com Group, Inc.(1)(2)	1,938	46,938
XO Group, Inc.(1)(2)	1,786	29,201
		3,924,189
IT Services — 5.0%
Accenture plc, Class A(1)	7,525	728,269
Computer Sciences Corp.(1)	2,372	155,698
CSG Systems International, Inc.(1)	5,199	164,600
EVERTEC, Inc.(1)	4,311	91,566
International Business Machines Corp.(1)	4,771	776,051
Teradata Corp.(1)(2)	8,111	300,107
Total System Services, Inc.(1)	4,319	180,405
VeriFone Systems, Inc.(2)	1,894	64,320

14

	Shares	Value
Visa, Inc., Class A(1)	3,978	$267,123
Western Union Co. (The)	3,520	71,562
		2,799,701
Life Sciences Tools and Services — 0.2%
Luminex Corp.(1)(2)	6,813	117,592
Machinery — 4.4%
Blount International, Inc.(1)(2)	27,866	304,297
Caterpillar, Inc.(1)	4,888	414,600
Cummins, Inc.(1)	3,736	490,126
Illinois Tool Works, Inc.	1,081	99,225
Meritor, Inc.(2)	4,261	55,904
PACCAR, Inc.	2,075	132,406
Parker-Hannifin Corp.(1)	3,835	446,126
Stanley Black & Decker, Inc.(1)	4,230	445,165
Wabash National Corp.(1)(2)	7,999	100,307
		2,488,156
Marine — 0.1%
Matson, Inc.(1)	729	30,647
Media — 3.9%
Cablevision Systems Corp., Class A(1)	22,545	539,727
Cinedigm Corp.(1)(2)	34,568	24,367
Comcast Corp., Class A(1)	5,838	351,097
Interpublic Group of Cos., Inc. (The)	1,889	36,401
Omnicom Group, Inc.(1)	4,167	289,565
Scripps Networks Interactive, Inc., Class A	5,631	368,099
Walt Disney Co. (The)	5,263	600,719
		2,209,975
Metals and Mining — 0.6%
Materion Corp.(1)	9,009	317,567
Stillwater Mining Co.(2)	4,016	46,546
		364,113
Multiline Retail — 2.2%
Big Lots, Inc.(1)	9,722	437,393
Dillard's, Inc., Class A	477	50,175
Kohl's Corp.(1)	4,024	251,943
Macy's, Inc.(1)	438	29,552
Target Corp.(1)	5,531	451,495
		1,220,558
Oil, Gas and Consumable Fuels — 1.0%
EOG Resources, Inc.(1)	4,356	381,368
Valero Energy Corp.(1)	2,576	161,257
		542,625
Paper and Forest Products — 0.5%
International Paper Co.	5,839	277,878

15

	Shares	Value
Personal Products — 0.1%
Medifast, Inc.(1)(2)	2,218	$71,686
Pharmaceuticals — 5.2%
AbbVie, Inc.(1)	13,709	921,108
Allergan plc(2)	112	33,987
Bristol-Myers Squibb Co.	2,468	164,221
Endo International plc(2)	2,474	197,054
Jazz Pharmaceuticals plc(2)	1,139	200,544
Johnson & Johnson(1)	5,100	497,046
Lannett Co., Inc.(2)	598	35,545
Merck & Co., Inc.(1)	8,845	503,546
Mylan NV(1)(2)	2,176	147,663
Nektar Therapeutics(2)	19,073	238,603
		2,939,317
Professional Services — 1.0%
RPX Corp.(1)(2)	27,477	464,361
TrueBlue, Inc.(2)	3,145	94,036
		558,397
Real Estate Investment Trusts (REITs) — 0.9%
Lamar Advertising Co., Class A(1)	7,527	432,652
Ryman Hospitality Properties, Inc.	917	48,702
		481,354
Real Estate Management and Development — 2.1%
CBRE Group, Inc.(1)(2)	7,101	262,737
Jones Lang LaSalle, Inc.	2,378	406,638
Marcus & Millichap, Inc.(1)(2)	10,917	503,710
		1,173,085
Road and Rail — 1.0%
ArcBest Corp.(1)	8,024	255,163
PAM Transportation Services, Inc.(2)	4,572	265,404
Union Pacific Corp.(1)	399	38,053
		558,620
Semiconductors and Semiconductor Equipment — 2.9%
Intel Corp.(1)	14,678	446,431
Lam Research Corp.	1,227	99,816
MaxLinear, Inc., Class A(1)(2)	9,577	115,882
Micron Technology, Inc.(1)(2)	4,726	89,038
Microsemi Corp.(2)	1,033	36,103
ON Semiconductor Corp.(1)(2)	4,070	47,578
Semtech Corp.(1)(2)	2,143	42,539
Texas Instruments, Inc.(1)	13,602	700,639
Xilinx, Inc.	867	38,287
		1,616,313
Software — 8.5%
Activision Blizzard, Inc.(1)	10,009	242,318
Aspen Technology, Inc.(1)(2)	3,042	138,563
Cadence Design Systems, Inc.(1)(2)	16,254	319,554
16

	Shares	Value
Electronic Arts, Inc.(1)(2)	8,294	$551,551
Glu Mobile, Inc.(1)(2)	49,726	308,798
Intuit, Inc.(1)	5,552	559,475
Microsoft Corp.(1)	33,811	1,492,756
NetScout Systems, Inc.(2)	881	32,306
Oracle Corp.(1)	21,079	849,484
Pegasystems, Inc.	1,642	37,585
PTC, Inc.(2)	973	39,912
Verint Systems, Inc.(2)	627	38,087
VMware, Inc., Class A(1)(2)	2,402	205,948
		4,816,337
Specialty Retail — 4.8%
Bed Bath & Beyond, Inc.(1)(2)	3,433	236,808
Build-A-Bear Workshop, Inc.(1)(2)	24,439	390,780
Cato Corp. (The), Class A(1)	8,143	315,623
Foot Locker, Inc.(1)	5,788	387,854
Gap, Inc. (The)(1)	11,588	442,314
Home Depot, Inc. (The)(1)	2,319	257,710
Lowe's Cos., Inc.(1)	7,329	490,823
Murphy USA, Inc.(1)(2)	3,810	212,674
		2,734,586
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.(1)	33,856	4,246,389
EMC Corp.(1)	17,097	451,190
NetApp, Inc.(1)	3,861	121,853
SanDisk Corp.(1)	2,499	145,492
		4,964,924
Textiles, Apparel and Luxury Goods — 0.7%
Deckers Outdoor Corp.(2)	768	55,273
Vera Bradley, Inc.(1)(2)	12,412	139,883
Vince Holding Corp.(2)	4,449	53,299
Wolverine World Wide, Inc.(1)	6,067	172,788
		421,243
Thrifts and Mortgage Finance — 0.1%
Essent Group Ltd.(2)	2,324	63,561
Tobacco — 0.1%
Altria Group, Inc.(1)	754	36,878
Trading Companies and Distributors — 0.5%
Kaman Corp.	6,661	279,362
Wireless Telecommunication Services — 0.4%
Shenandoah Telecommunications Co.	6,468	221,400
TOTAL COMMON STOCKS (Cost $67,722,888)		71,902,079
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $192,899), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $189,050)		189,049

17

	Shares	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $774,747), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $756,000)		$756,000
State Street Institutional Liquid Reserves Fund, Premier Class	188,305	188,305
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,133,354)		1,133,354
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 129.4% (Cost $68,856,242)		73,035,433
COMMON STOCKS SOLD SHORT — (29.0)%
Aerospace and Defense — (0.6)%
SIFCO Industries, Inc.	(6,847)	(102,020)
Sparton Corp.	(8,724)	(238,340)
		(340,360)
Air Freight and Logistics — (0.1)%
Hub Group, Inc., Class A	(1,322)	(53,329)
Airlines — (0.5)%
Allegiant Travel Co.	(1,437)	(255,613)
Spirit Airlines, Inc.	(498)	(30,926)
		(286,539)
Auto Components — (0.2)%
Remy International, Inc.	(5,717)	(126,403)
Beverages — (0.3)%
Craft Brew Alliance, Inc.	(13,358)	(147,739)
Biotechnology — (0.5)%
Bluebird Bio, Inc.	(653)	(109,946)
Insmed, Inc.	(5,771)	(140,928)
Oncothyreon, Inc.	(9,184)	(34,348)
		(285,222)
Building Products — (0.7)%
Builders FirstSource, Inc.	(32,692)	(419,765)
Capital Markets — (0.5)%
Cowen Group, Inc., Class A	(44,141)	(282,502)
Chemicals — (0.4)%
Rentech, Inc.	(102,888)	(110,090)
WR Grace & Co.	(1,038)	(104,112)
		(214,202)
Commercial Services and Supplies — (0.7)%
InnerWorkings, Inc.	(62,507)	(416,922)
Communications Equipment — (0.5)%
Motorola Solutions, Inc.	(4,830)	(276,952)
Construction and Engineering — (1.4)%
Furmanite Corp.	(3,800)	(30,856)
Great Lakes Dredge & Dock Corp.	(24,600)	(146,616)
Primoris Services Corp.	(17,287)	(342,283)
Sterling Construction Co., Inc.	(61,420)	(245,680)
		(765,435)

18

	Shares	Value
Containers and Packaging — (0.2)%
AEP Industries, Inc.	(2,601)	$(143,575)
Diversified Financial Services — (0.1)%
Leucadia National Corp.	(1,477)	(35,862)
Diversified Telecommunication Services — (0.2)%
Cogent Communications Holdings, Inc.	(3,336)	(112,890)
Electronic Equipment, Instruments and Components — (1.8)%
Anixter International, Inc.	(2,515)	(163,852)
Badger Meter, Inc.	(3,422)	(217,263)
CUI Global, Inc.	(54,017)	(273,326)
FARO Technologies, Inc.	(6,364)	(297,199)
Mesa Laboratories, Inc.	(619)	(55,029)
		(1,006,669)
Food and Staples Retailing — (1.0)%
Chefs' Warehouse, Inc. (The)	(12,553)	(266,626)
PriceSmart, Inc.	(482)	(43,977)
United Natural Foods, Inc.	(3,826)	(243,640)
		(554,243)
Food Products — (0.3)%
Inventure Foods, Inc.	(3,994)	(40,539)
Lifeway Foods, Inc.	(5,507)	(105,679)
		(146,218)
Health Care Equipment and Supplies — (1.1)%
Endologix, Inc.	(5,986)	(91,825)
NxStage Medical, Inc.	(8,751)	(125,008)
Spectranetics Corp. (The)	(11,375)	(261,739)
STAAR Surgical Co.	(14,269)	(137,838)
Tornier NV	(1,317)	(32,912)
		(649,322)
Health Care Providers and Services — (1.7)%
Aceto Corp.	(6,980)	(171,917)
Addus HomeCare Corp.	(1,921)	(53,519)
Brookdale Senior Living, Inc.	(10,358)	(359,423)
Providence Service Corp. (The)	(5,364)	(237,518)
Tenet Healthcare Corp.	(2,173)	(125,773)
		(948,150)
Hotels, Restaurants and Leisure — (0.3)%
Wynn Resorts Ltd.	(1,545)	(152,445)
Household Durables — (1.2)%
D.R. Horton, Inc.	(1,084)	(29,658)
Dixie Group, Inc. (The)	(17,014)	(178,647)
William Lyon Homes, Class A	(18,720)	(480,543)
		(688,848)
Insurance — (0.9)%
Ambac Financial Group, Inc.	(14,124)	(235,023)
Arthur J Gallagher & Co.	(1,947)	(92,093)

19

	Shares	Value
Crawford & Co., Class B	(6,906)	$(58,218)
eHealth, Inc.	(8,771)	(111,304)
National Interstate Corp.	(1,309)	(35,762)
		(532,400)
Internet Software and Services — (0.6)%
GTT Communications, Inc.	(13,962)	(333,273)
IT Services — (0.8)%
Global Payments, Inc.	(329)	(34,035)
Heartland Payment Systems, Inc.	(3,412)	(184,419)
WEX, Inc.	(2,287)	(260,649)
		(479,103)
Leisure Products — (0.1)%
Marine Products Corp.	(4,757)	(29,684)
Life Sciences Tools and Services — (0.1)%
Fluidigm Corp.	(1,859)	(44,988)
Machinery — (1.6)%
Donaldson Co., Inc.	(2,324)	(83,199)
EnPro Industries, Inc.	(4,361)	(249,537)
Gorman-Rupp Co. (The)	(5,929)	(166,486)
NN, Inc.	(16,314)	(416,333)
		(915,555)
Media — (0.2)%
Loral Space & Communications, Inc.	(2,140)	(135,077)
Metals and Mining — (0.5)%
Haynes International, Inc.	(1,219)	(60,121)
Olympic Steel, Inc.	(14,408)	(251,276)
		(311,397)
Oil, Gas and Consumable Fuels — (2.1)%
Cabot Oil & Gas Corp.	(1,631)	(51,442)
Matador Resources Co.	(7,047)	(176,175)
Parsley Energy, Inc., Class A	(16,137)	(281,106)
Rice Energy, Inc.	(6,046)	(125,938)
SemGroup Corp., Class A	(1,495)	(118,822)
Synergy Resources Corp.	(24,390)	(278,778)
Williams Cos., Inc. (The)	(2,607)	(149,616)
		(1,181,877)
Paper and Forest Products — (1.0)%
Deltic Timber Corp.	(5,968)	(403,676)
Wausau Paper Corp.	(20,950)	(192,321)
		(595,997)
Pharmaceuticals — (0.1)%
Pain Therapeutics, Inc.	(37,875)	(65,524)
Professional Services — (0.5)%
Advisory Board Co. (The)	(5,111)	(279,418)
Real Estate Management and Development — (0.9)%
Kennedy-Wilson Holdings, Inc.	(9,123)	(224,335)

20

	Shares	Value
Tejon Ranch Co.	(10,145)	$(260,828)
		(485,163)
Road and Rail — (0.2)%
Roadrunner Transportation Systems, Inc.	(4,873)	(125,723)
Semiconductors and Semiconductor Equipment — (0.5)%
Exar Corp.	(26,550)	(259,659)
Software — (0.9)%
Comverse, Inc.	(20,071)	(403,026)
Paylocity Holding Corp.	(2,577)	(92,385)
		(495,411)
Specialty Retail — (0.8)%
Cabela's, Inc.	(4,920)	(245,902)
Destination XL Group, Inc.	(7,709)	(38,622)
New York & Co., Inc.	(6,000)	(16,080)
Signet Jewelers Ltd.	(1,216)	(155,940)
		(456,544)
Technology Hardware, Storage and Peripherals — (1.2)%
Cray, Inc.	(14,729)	(434,653)
Electronics For Imaging, Inc.	(1,758)	(76,491)
Silicon Graphics International Corp.	(25,254)	(163,393)
		(674,537)
Thrifts and Mortgage Finance — (0.2)%
United Financial Bancorp, Inc.	(7,358)	(98,965)
Trading Companies and Distributors — (1.5)%
Beacon Roofing Supply, Inc.	(12,632)	(419,635)
MRC Global, Inc.	(9,079)	(140,180)
Stock Building Supply Holdings, Inc.	(8,122)	(158,785)
Watsco, Inc.	(944)	(116,810)
		(835,410)
TOTAL COMMON STOCKS SOLD SHORT — (29.0)% (Proceeds $16,169,746)		(16,389,297)
OTHER ASSETS AND LIABILITIES — (0.4)%		(209,962)
TOTAL NET ASSETS — 100.0%		$56,436,174

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $49,344,075.

(2)	Non-income producing.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $68,856,242)	$73,035,433
Deposits with broker for securities sold short	17,260
Receivable for investments sold	7,240,702
Receivable for capital shares sold	41,803
Dividends and interest receivable	43,911
80,379,109

Liabilities
Securities sold short, at value (proceeds of $16,169,746)	16,389,297
Payable for investments purchased	7,464,476
Payable for capital shares redeemed	15,054
Accrued management fees	67,862
Distribution and service fees payable	2,372
Dividend expense payable on securities sold short	3,874
23,942,935

Net Assets	$56,436,174

Net Assets Consist of:
Capital (par value and paid-in surplus)	$51,849,293
Undistributed net investment income	5,940
Undistributed net realized gain	621,301
Net unrealized appreciation	3,959,640
$56,436,174

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$47,975,544	2,877,252	$16.67
Institutional Class, $0.01 Par Value	$1,027,031	61,531	$16.69
A Class, $0.01 Par Value	$6,083,431	366,725	$16.59*
C Class, $0.01 Par Value	$1,306,114	80,707	$16.18
R Class, $0.01 Par Value	$44,054	2,673	$16.48
*Maximum offering price $17.60 (net asset value divided by 0.9425).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $60)	$672,771
Interest	660
673,431

Expenses:
Dividend expense on securities sold short	55,710
Broker fees and charges on securities sold short	61,338
Management fees	479,361
Distribution and service fees:
A Class	7,333
C Class	9,943
R Class	2,470
Directors' fees and expenses	1,414
Other expenses	345
617,914

Net investment income (loss)	55,517

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,498,167
Securities sold short transactions	(239,627)
1,258,540

Change in net unrealized appreciation (depreciation) on:
Investments	207,396
Securities sold short	190,231
397,627

Net realized and unrealized gain (loss)	1,656,167

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,711,684

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$55,517	$15,833
Net realized gain (loss)	1,258,540	1,327,952
Change in net unrealized appreciation (depreciation)	397,627	2,318,770
Net increase (decrease) in net assets resulting from operations	1,711,684	3,662,555

Distributions to Shareholders
From net investment income:
Investor Class	(17,925)	(9,913)
Institutional Class	(1,515)	(1,286)
From net realized gains:
Investor Class	(1,163,616)	(331,823)
Institutional Class	(28,971)	(12,402)
A Class	(103,386)	(25,398)
C Class	(44,166)	(16,154)
R Class	(30,426)	(12,826)
Decrease in net assets from distributions	(1,390,005)	(409,802)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	37,951,086	4,419,523

Net increase (decrease) in net assets	38,272,765	7,672,276

Net Assets
Beginning of period	18,163,409	10,491,133
End of period	$56,436,174	$18,163,409

Undistributed net investment income	$5,940	$1,171

See Notes to Financial Statements.

24

Statement of Cash Flows

YEAR ENDED JUNE 30, 2015
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$1,711,684
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(73,749,732)
Proceeds from investments sold	26,696,049
Purchases to cover securities sold short	(11,711,511)
Proceeds from securities sold short	22,562,997
(Increase) decrease in short-term investments	(868,596)
(Increase) decrease in deposits with broker for securities sold short	209,625
(Increase) decrease in receivable for investments sold	(7,240,702)
(Increase) decrease in dividends and interest receivable	(28,614)
Increase (decrease) in payable for investments purchased	7,464,476
Increase (decrease) in accrued management fees	46,784
Increase (decrease) in distribution and service fees payable	1,346
Increase (decrease) in dividend expense payable on securities sold short	2,221
Change in net unrealized (appreciation) depreciation on investments	(207,396)
Net realized (gain) loss on investment transactions	(1,498,167)
Change in net unrealized (appreciation) depreciation on securities sold short	(190,231)
Net realized (gain) loss on securities sold short transactions	239,627
Net cash from (used in) operating activities	(36,560,140)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	52,450,528
Payments for shares redeemed	(15,870,613)
Distributions paid, net of reinvestments	(19,775)
Net cash from (used in) financing activities	36,560,140

Net Increase (Decrease) In Cash	—
Cash at beginning of period	—
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $1,370,230.

See Notes to Financial Statements.

25

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

26

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination

27

and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.1180% to 1.3000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 1.44% for the Investor Class, A Class, C Class and R Class and 1.24% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2015 were $85,150,296 and $48,922,763, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		10,000,000
Sold	2,658,117	$44,752,766	631,052	$9,140,599
Issued in reinvestment of distributions	73,450	1,161,766	23,160	336,874
Redeemed	(802,518)	(13,346,874)	(385,706)	(5,592,567)
	1,929,049	32,567,658	268,506	3,884,906
Institutional Class/Shares Authorized	30,000,000		10,000,000
Sold	60,759	1,028,313	222	2,976
Issued in reinvestment of distributions	1,922	30,486	939	13,688
Redeemed	(32,548)	(561,840)	(44)	(700)
	30,133	496,959	1,117	15,964
A Class/Shares Authorized	20,000,000		10,000,000
Sold	330,337	5,529,284	25,900	379,280
Issued in reinvestment of distributions	6,568	103,386	1,752	25,398
Redeemed	(48,590)	(822,100)	(998)	(14,611)
	288,315	4,810,570	26,654	390,067
C Class/Shares Authorized	15,000,000		10,000,000
Sold	69,160	1,141,909	5,530	78,582
Issued in reinvestment of distributions	2,866	44,166	1,127	16,154
Redeemed	(35,817)	(594,138)	(47)	(697)
	36,209	591,937	6,610	94,039
R Class/Shares Authorized	15,000,000		10,000,000
Sold	736	12,148	1,528	21,908
Issued in reinvestment of distributions	1,943	30,426	886	12,826
Redeemed	(32,725)	(558,612)	(12)	(187)
	(30,046)	(516,038)	2,402	34,547
Net increase (decrease)	2,253,660	$37,951,086	305,289	$4,419,523

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$71,902,079	—	—
Temporary Cash Investments	188,305	$945,049	—
	$72,090,384	$945,049	—

Liabilities
Securities Sold Short
Common Stocks	$(16,389,297)	—	—

7. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$160,700	$84,724
Long-term capital gains	$1,229,305	$325,078

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$68,919,356
Gross tax appreciation of investments	$6,036,390
Gross tax depreciation of investments	(1,920,313)
Net tax appreciation (depreciation) of investments	4,116,077
Net tax appreciation (depreciation) on securities sold short	(383,808)
Net tax appreciation (depreciation)	$3,732,269
Undistributed ordinary income	$5,940
Accumulated long-term gains	$848,672

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to deferral of losses on unsettled short positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$16.02	0.04	1.54	1.58	(0.01)	(0.92)	(0.93)	$16.67	10.22%	1.80%	1.45%	0.22%	115%	$47,976
2014	$12.65	0.03	3.76	3.79	(0.01)	(0.41)	(0.42)	$16.02	30.29%	1.81%	1.46%	0.17%	96%	$15,188
2013	$10.86	0.04	1.81	1.85	(0.06)	—	(0.06)	$12.65	17.15%	1.87%	1.46%	0.42%	100%	$8,597
2012(3)	$10.00	(0.03)	0.90	0.87	(0.01)	—	(0.01)	$10.86	8.73%	2.48%(4)	1.47%(4)	(0.38)%(4)	89%	$2,249
Institutional Class
2015	$16.03	0.06	1.57	1.63	(0.05)	(0.92)	(0.97)	$16.69	10.49%	1.60%	1.25%	0.42%	115%	$1,027
2014	$12.66	0.05	3.77	3.82	(0.04)	(0.41)	(0.45)	$16.03	30.52%	1.61%	1.26%	0.37%	96%	$503
2013	$10.87	0.09	1.79	1.88	(0.09)	—	(0.09)	$12.66	17.37%	1.67%	1.26%	0.62%	100%	$383
2012(3)	$10.00	(0.01)	0.90	0.89	(0.02)	—	(0.02)	$10.87	8.87%	2.28%(4)	1.27%(4)	(0.18)%(4)	89%	$327
A Class
2015	$15.97	(0.01)	1.55	1.54	—	(0.92)	(0.92)	$16.59	9.97%	2.05%	1.70%	(0.03)%	115%	$6,083
2014	$12.63	(0.01)	3.76	3.75	—	(0.41)	(0.41)	$15.97	29.99%	2.06%	1.71%	(0.08)%	96%	$1,252
2013	$10.85	0.04	1.78	1.82	(0.04)	—	(0.04)	$12.63	16.79%	2.12%	1.71%	0.17%	100%	$654
2012(3)	$10.00	(0.05)	0.91	0.86	(0.01)	—	(0.01)	$10.85	8.59%	2.73%(4)	1.72%(4)	(0.63)%(4)	89%	$567

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$15.71	(0.13)	1.52	1.39	—	(0.92)	(0.92)	$16.18	9.16%	2.80%	2.45%	(0.78)%	115%	$1,306
2014	$12.53	(0.12)	3.71	3.59	—	(0.41)	(0.41)	$15.71	28.94%	2.81%	2.46%	(0.83)%	96%	$699
2013	$10.80	(0.05)	1.78	1.73	—	—	—	$12.53	16.02%	2.87%	2.46%	(0.58)%	100%	$475
2012(3)	$10.00	(0.09)	0.89	0.80	—	—	—	$10.80	8.00%	3.48%(4)	2.47%(4)	(1.38)%(4)	89%	$332
R Class
2015	$15.91	(0.04)	1.53	1.49	—	(0.92)	(0.92)	$16.48	9.69%	2.30%	1.95%	(0.28)%	115%	$44
2014	$12.62	(0.05)	3.75	3.70	—	(0.41)	(0.41)	$15.91	29.61%	2.31%	1.96%	(0.33)%	96%	$521
2013	$10.83	0.01	1.79	1.80	(0.01)	—	(0.01)	$12.62	16.62%	2.37%	1.96%	(0.08)%	100%	$382
2012(3)	$10.00	(0.06)	0.89	0.83	—(5)	—	—(5)	$10.83	8.34%	2.98%(4)	1.97%(4)	(0.88)%(4)	89%	$326

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 31, 2011 (fund inception) through June 30, 2012.

(4)	Annualized.

(5)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Disciplined Growth Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Disciplined Growth Plus Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

37

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three- year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

39

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

40

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

41

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $160,700, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $118,494 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $1,434,712, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

The fund utilized earnings and profits of $210,626 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86510 1508

ANNUAL REPORT	JUNE 30, 2015

Emerging Markets Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AEVVX	-9.36%(1)	-5.51%(1)	10/31/13
MSCI Emerging Markets Value Index	—	-7.67%	-3.27%	—
MSCI Emerging Markets Index	—	-5.12%	-1.33%	—
Institutional Class	AEVNX	-9.26%(1)	-5.33%(1)	10/31/13
A Class	AEVLX			10/31/13
No sales charge*		-9.71%(1)	-5.79%(1)
With sales charge*		-14.89%(1)	-9.08%(1)
C Class	AEVTX	-10.36%(1)	-6.48%(1)	10/31/13
R Class	AEVRX	-9.86%(1)	-6.00%(1)	10/31/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $9,100**

MSCI Emerging Markets Value Index — $9,462

MSCI Emerging Markets Index — $9,779

* From October 31, 2013, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.56%	1.36%	1.81%	2.56%	2.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

Emerging Markets Value returned -9.36%* for the fiscal year ended June 30, 2015, compared with the -7.67% return of the fund’s benchmark, the MSCI Emerging Markets Value Index.

During a challenging investment environment for emerging markets equities (see page 2 for details), Emerging Markets Value declined, underperforming the MSCI Emerging Markets
Value Index. The fund’s stock selection process incorporates factors of valuation, quality, growth, and momentum, while striving to minimize unintended risks along industries and other risk characteristics. The funds’ valuation and quality insights detracted from results, while growth- and momentum-based factors were modestly positive. Security selection in the energy and telecommunication services sectors drove underperformance, while materials holdings contributed to relative results. From a regional perspective, holdings in China and Russia were leading detractors from performance, while stock selection in South Korea contributed to relative results.

Energy Sector Leading Detractor

Security selection in the energy sector largely drove relative underperformance. Falling oil prices negatively impacted energy companies in general, positioning the sector as the weakest performer in the index. Within the fund, Russia-based oil production and refinery holding Rosneft was a leading detractor, declining during the first half of the period on oil price weakness as well as currency and geopolitical instability as the conflict between Russian and Ukraine intensified and western governments imposed economic sanctions on Russia. Other leading underperformers based in Russia included Sistema, a diversified investment company with interests across a number of industries including oil and telecommunications. The company’s stock plunged following the arrest of its billionaire owner on charges of money laundering, adding to the telecommunication services sector’s underperformance. The position was ultimately liquidated.

A number of declining financials sector holdings positioned that sector as a key detractor. These included Alpha Bank, a financial services company based in Greece, whose steep decline was attributed largely to instability surrounding the Greek debt crisis and the country’s probable default on loans owed to its creditors. We exited the holding amid this uncertainty. In China, financial institutions rallied during the second half of the period as the country’s central bank cut interest rates and eased lenders’ reserve requirements, and the fund’s underweight position, relative to the benchmark, in Bank of China negatively impacted results.

Elsewhere in the fund, a portfolio-only position in Brazil-based specialty retailer Via Varejo also imparted a negative impact. The company’s stock price declined nearly 67% during the period as consumers grappled with high inflation and rising unemployment, which dampened spending on home goods.

*
All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Materials Sectors Main Relative Outperformer

Prominent relative contribution to performance came from security selection in the fund’s materials holdings, particularly among South Korean “chaebols”–conglomerates with interests in a number of industries. An overweight position in Hanwha Corp. aided portfolio relative returns as the company’s stock appreciated 67% during the year, driven in part by revenue gains of the company’s solar cell division. Similarly, an overweight exposure in Hyosung Corp. was also successful as its stock more than doubled in value during the period.

Outside of the materials sector, an underweight position in Hyundai Motor Co. proved beneficial as the automobile manufacturer’s shares slumped on weaker-than-expected car sales in the U.S. and China. A number of information technology holdings also added relative value including Taiwan-based smartphone assembler Pegatron Corp., whose stock price rallied to record highs on strong iPhone sales.

A Look Ahead

We believe that global economic growth is likely to remain moderate and somewhat uneven, particularly in the emerging markets, which continue to face a number of challenges. Credit growth is no longer leading to higher investment activity in major economies such as China, Russia and Brazil, and capital-spending growth remains weak. While the near-term outlook seems uncertain and could lead to heightened levels of market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
iShares MSCI India ETF	4.3%
China Construction Bank Corp., H Shares	3.8%
China Mobile Ltd.	3.6%
Industrial & Commercial Bank of China Ltd., H Shares	2.9%
Sasol Ltd.	2.1%
Bank of China Ltd., H Shares	1.8%
Samsung Electronics Co. Ltd.	1.8%
MTN Group Ltd.	1.8%
Fubon Financial Holding Co. Ltd.	1.7%
America Movil SAB de CV, Series L ADR	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	93.7%
Exchange-Traded Funds	5.3%
Total Equity Exposure	99.0%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.9%

Investments by Country	% of net assets
China	25.7%
South Korea	14.5%
Taiwan	11.8%
South Africa	8.4%
Brazil	7.5%
Mexico	3.5%
Malaysia	3.3%
Russia	3.1%
Indonesia	2.5%
Poland	2.4%
India	2.3%
Chile	2.1%
Other Countries	6.6%
Exchange-Traded Funds(1)	5.3%
Cash and Equivalents(2)	1.0%

(1)	Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.

(2)	Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,009.20	$7.22	1.45%
Investor Class (before waiver)	$1,000	$1,009.20(2)	$7.57	1.52%
Institutional Class (after waiver)	$1,000	$1,010.30	$6.23	1.25%
Institutional Class (before waiver)	$1,000	$1,010.30(2)	$6.58	1.32%
A Class (after waiver)	$1,000	$1,006.90	$8.46	1.70%
A Class (before waiver)	$1,000	$1,006.90(2)	$8.81	1.77%
C Class (after waiver)	$1,000	$1,003.40	$12.17	2.45%
C Class (before waiver)	$1,000	$1,003.40(2)	$12.52	2.52%
R Class (after waiver)	$1,000	$1,006.90	$9.70	1.95%
R Class (before waiver)	$1,000	$1,006.90(2)	$10.05	2.02%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.60	$7.25	1.45%
Investor Class (before waiver)	$1,000	$1,017.26	$7.60	1.52%
Institutional Class (after waiver)	$1,000	$1,018.60	$6.26	1.25%
Institutional Class (before waiver)	$1,000	$1,018.25	$6.61	1.32%
A Class (after waiver)	$1,000	$1,016.36	$8.50	1.70%
A Class (before waiver)	$1,000	$1,016.02	$8.85	1.77%
C Class (after waiver)	$1,000	$1,012.65	$12.23	2.45%
C Class (before waiver)	$1,000	$1,012.30	$12.57	2.52%
R Class (after waiver)	$1,000	$1,015.13	$9.74	1.95%
R Class (before waiver)	$1,000	$1,014.78	$10.09	2.02%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 93.7%
Brazil — 7.5%
Banco Bradesco SA Preference Shares	1,440	$13,200
Banco do Brasil SA	5,000	38,838
Banco do Estado do Rio Grande do Sul SA Preference Shares	10,700	30,870
BB Seguridade Participacoes SA	4,900	53,963
Cia Energetica de Minas Gerais-CEMIG ADR	11,384	43,373
Cia Energetica de Sao Paulo Preference Shares	7,900	49,726
JBS SA	10,500	55,284
Petroleo Brasileiro SA Preference Shares ADR(1)	10,376	84,668
Qualicorp SA	2,000	12,602
Transmissora Alianca de Energia Eletrica SA	7,800	51,681
Via Varejo SA	4,500	16,254
		450,459
Chile — 2.1%
Banco Santander Chile ADR	1,700	34,425
Corpbanca SA	4,925,089	54,392
Empresa Nacional de Electricidad SA	26,693	36,786
		125,603
China — 25.7%
Agricultural Bank of China Ltd., H Shares	76,000	40,885
Bank of China Ltd., H Shares	168,000	109,232
Belle International Holdings Ltd.	14,000	16,128
China CITIC Bank Corp. Ltd., H Shares(1)	95,000	75,740
China Communications Services Corp. Ltd., H Shares	56,000	28,319
China Construction Bank Corp., H Shares	253,000	231,082
China Everbright Bank Co. Ltd., H Shares	46,000	27,594
China Galaxy Securities Co. Ltd., H Shares	12,000	15,636
China Medical System Holdings Ltd.	12,000	16,812
China Merchants Bank Co. Ltd., H Shares	15,500	45,191
China Mobile Ltd.	17,000	217,666
China National Building Material Co. Ltd., H Shares	48,000	45,390
China Petroleum & Chemical Corp., H Shares	54,000	46,605
China Railway Group Ltd., H Shares	34,000	36,713
China Shenhua Energy Co. Ltd., H Shares	33,500	76,408
China Telecom Corp. Ltd., H Shares	60,000	35,219
China Unicom Ltd.	10,000	15,739
Chongqing Rural Commercial Bank Co. Ltd., H Shares	1,000	801
CNOOC Ltd.	30,000	42,572
Evergrande Real Estate Group Ltd.	29,000	17,322
Franshion Properties China Ltd.	62,000	22,156
Haier Electronics Group Co. Ltd.	10,000	26,962
Huadian Power International Corp. Ltd., H Shares	40,000	44,327

10

	Shares	Value
Huaneng Power International, Inc., H Shares	2,000	$2,787
Industrial & Commercial Bank of China Ltd., H Shares	217,000	172,445
PetroChina Co. Ltd., H Shares	16,000	17,854
PICC Property & Casualty Co. Ltd., H Shares	6,000	13,669
Shimao Property Holdings Ltd.	9,500	18,751
Sunac China Holdings Ltd.	20,000	21,905
Tencent Holdings Ltd.	900	17,962
Zhejiang Expressway Co. Ltd., H Shares	36,000	49,972
		1,549,844
Colombia — 0.4%
Banco Davivienda SA Preference Shares	1,620	16,628
Cemex Latam Holdings SA(1)	2,067	10,124
		26,752
Egypt — 1.1%
Commercial International Bank Egypt SAE	8,906	66,125
India — 2.3%
HDFC Bank Ltd. ADR	1,000	60,530
ICICI Bank Ltd. ADR	600	6,252
Infosys Ltd. ADR	1,400	22,190
Tata Motors Ltd. ADR	1,424	49,085
		138,057
Indonesia — 2.5%
PT Adaro Energy Tbk	648,000	36,938
PT Bank Negara Indonesia (Persero) Tbk	104,900	41,701
PT Bank Rakyat Indonesia (Persero) Tbk	79,900	62,026
PT Indo Tambangraya Megah Tbk	11,800	11,373
		152,038
Malaysia — 3.3%
Alliance Financial Group Bhd	4,800	5,585
Berjaya Sports Toto Bhd	22,100	19,212
Hong Leong Bank Bhd	17,200	61,087
Hong Leong Financial Group Bhd	4,900	19,689
Malayan Banking Bhd	20,300	49,176
Maxis Bhd	8,700	14,688
RHB Capital Bhd	15,000	29,300
		198,737
Mexico — 3.5%
America Movil SAB de CV, Series L ADR	4,408	93,935
Gentera SAB de CV	5,200	9,247
Gruma SAB de CV, B Shares	5,200	67,078
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	500	3,423
Kimberly-Clark de Mexico SAB de CV, A Shares	6,000	12,975
OHL Mexico SAB de CV(1)	19,200	24,920
		211,578
Philippines — 0.2%
Philippine Long Distance Telephone Co.	220	13,710

11

	Shares	Value
Poland — 2.4%
Bank Millennium SA(1)	20,350	$35,450
Energa SA	2,884	17,442
Polskie Gornictwo Naftowe i Gazownictwo SA	44,721	78,500
Powszechny Zaklad Ubezpieczen SA	118	13,578
		144,970
Qatar — 1.0%
Barwa Real Estate Co.	4,134	60,172
Russia — 3.1%
Gazprom OAO ADR	13,381	68,912
MMC Norilsk Nickel PJSC ADR	2,429	40,977
Rosneft Oil Co. OJSC GDR	7,269	29,948
Tatneft OAO ADR	1,566	50,081
		189,918
South Africa — 8.4%
AngloGold Ashanti Ltd. ADR(1)	1,700	15,215
Coronation Fund Managers Ltd.	7,060	47,823
Growthpoint Properties Ltd.	17,716	38,531
Kumba Iron Ore Ltd.	3,744	46,457
MMI Holdings Ltd.	13,643	33,810
MTN Group Ltd.	5,666	106,534
Redefine Properties Ltd.	4,084	3,427
Sappi Ltd.(1)	11,615	41,196
Sasol Ltd.	3,433	126,981
Vodacom Group Ltd.	3,976	45,329
		505,303
South Korea — 14.5%
BNK Financial Group, Inc.	4,284	54,537
CJ Corp.	237	62,891
Dongbu Insurance Co. Ltd.	247	12,511
Hanwha Corp.	1,942	82,175
Hyosung Corp.	527	68,034
Hyundai Engineering & Construction Co. Ltd.	1,053	38,752
Hyundai Motor Co.	241	29,384
Hyundai Steel Co.	450	27,312
Kangwon Land, Inc.	639	21,196
Kia Motors Corp.	2,249	91,335
Korea Zinc Co. Ltd.	34	16,612
KT&G Corp.	176	14,974
LG Chem Ltd.	194	48,437
LG Corp.	152	8,421
LS Industrial Systems Co. Ltd.	1,085	44,452
NCSoft Corp.	167	29,718
Samsung Electronics Co. Ltd.	94	106,856
Shinhan Financial Group Co. Ltd.	190	7,077
SK Hynix, Inc.	1,442	54,683
SK Telecom Co. Ltd.	265	59,393
		878,750

12

	Shares	Value
Taiwan — 11.8%
Asustek Computer, Inc.	1,000	$9,739
AU Optronics Corp.	120,000	53,088
Cathay Financial Holding Co. Ltd.	37,300	65,160
Compal Electronics, Inc.	27,000	20,564
Fubon Financial Holding Co. Ltd.	51,000	101,489
Highwealth Construction Corp.	28,000	66,791
Hon Hai Precision Industry Co. Ltd.	29,480	92,679
Innolux Corp.	132,000	68,878
Inotera Memories, Inc.(1)	44,000	35,081
Pegatron Corp.	27,000	79,019
Vanguard International Semiconductor Corp.	13,000	20,814
Wan Hai Lines Ltd.	52,000	41,290
Zhen Ding Technology Holding Ltd.	16,000	56,005
		710,597
Thailand — 1.3%
PTT Exploration & Production PCL	12,800	41,308
PTT PCL	3,800	40,390
		81,698
Turkey — 1.8%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	27,263	28,076
Eregli Demir ve Celik Fabrikalari TAS	40,284	65,234
Turkiye Vakiflar Bankasi TAO, D Shares	8,847	14,227
		107,537
United Arab Emirates — 0.8%
Dubai Islamic Bank PJSC	25,909	48,250
TOTAL COMMON STOCKS (Cost $5,979,906)		5,660,098
EXCHANGE-TRADED FUNDS — 5.3%
iShares MSCI India ETF	8,661	262,515
iShares MSCI Emerging Markets ETF	1,387	54,953
TOTAL EXCHANGE-TRADED FUNDS (Cost $285,446)		317,468
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $1,206), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $1,181)		1,181
State Street Institutional Liquid Reserves Fund, Premier Class	5,903	5,903
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,084)		7,084
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $6,272,436)		5,984,650
OTHER ASSETS AND LIABILITIES — 0.9%		55,945
TOTAL NET ASSETS — 100.0%		$6,040,595

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	34.8%
Energy	12.4%
Information Technology	11.1%
Telecommunication Services	10.6%
Materials	8.4%
Industrials	5.0%
Consumer Discretionary	4.5%
Utilities	4.0%
Consumer Staples	2.4%
Health Care	0.5%
Exchange-Traded Funds	5.3%
Cash and Equivalents*	1.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
OJSC	-	Open Joint Stock Company
PJSC	-	Public Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $6,272,436)	$5,984,650
Foreign currency holdings, at value (cost of $6,468)	6,474
Receivable for capital shares sold	647
Dividends and interest receivable	56,548
6,048,319

Liabilities
Accrued management fees	7,155
Distribution and service fees payable	569
7,724

Net Assets	$6,040,595

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,805,828
Undistributed net investment income	17,550
Accumulated net realized loss	(494,748)
Net unrealized depreciation	(288,035)
$6,040,595

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,838,955	323,024	$8.79
Institutional Class, $0.01 Par Value	$1,369,253	155,614	$8.80
A Class, $0.01 Par Value	$1,382,969	157,632	$8.77*
C Class, $0.01 Par Value	$223,684	25,620	$8.73
R Class, $0.01 Par Value	$225,734	25,771	$8.76
*Maximum offering price $9.31 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $28,560)	$224,622
Interest	20
224,642

Expenses:
Management fees	91,449
Distribution and service fees:
A Class	3,598
C Class	2,359
R Class	1,186
Directors' fees and expenses	313
Other expenses	157
99,062
Fees waived	(4,344)
94,718

Net investment income (loss)	129,924

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(357,073)
Foreign currency transactions	(6,337)
(363,410)

Change in net unrealized appreciation (depreciation) on:
Investments	(431,690)
Translation of assets and liabilities in foreign currencies	(288)
(431,978)

Net realized and unrealized gain (loss)	(795,388)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(665,464)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEAR ENDED JUNE 30, 2015 AND PERIOD ENDED JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014(1)
Operations
Net investment income (loss)	$129,924	$66,569
Net realized gain (loss)	(363,410)	(127,660)
Change in net unrealized appreciation (depreciation)	(431,978)	143,943
Net increase (decrease) in net assets resulting from operations	(665,464)	82,852

Distributions to Shareholders
From net investment income:
Investor Class	(83,206)	—
Institutional Class	(47,628)	—
A Class	(41,993)	—
C Class	(5,260)	—
R Class	(6,375)	—
Decrease in net assets from distributions	(184,462)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	630,244	6,177,425

Net increase (decrease) in net assets	(219,682)	6,260,277

Net Assets
Beginning of period	6,260,277	—
End of period	$6,040,595	$6,260,277

Undistributed net investment income	$17,550	$75,487

(1)	October 31, 2013 (fund inception) through June 30, 2014.

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2013, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

18

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 75% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.52% for the Investor Class, A Class, C Class and R Class and 1.32% for the Institutional Class. During the year ended June 30, 2015, the investment advisor voluntarily agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until October 31, 2015, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended June 30, 2015 was $2,001, $1,004, $1,008, $165 and $166 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended June 30, 2015 was 1.45% for the Investor Class, A Class, C Class and R Class and 1.25% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $5,729,560 and $5,119,362, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Period ended June 30, 2014(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	168,694	$1,631,142	310,768	$3,023,635
Issued in reinvestment of distributions	9,713	82,559	—	—
Redeemed	(129,020)	(1,209,216)	(37,131)	(346,555)
	49,387	504,485	273,637	2,677,080
Institutional Class/Shares Authorized	30,000,000		50,000,000
Sold	11	100	150,000	1,500,000
Issued in reinvestment of distributions	5,603	47,628	—	—
	5,614	47,728	150,000	1,500,000
A Class/Shares Authorized	20,000,000		50,000,000
Sold	3,214	29,454	150,035	1,500,345
Issued in reinvestment of distributions	4,940	41,993	—	—
Redeemed	(557)	(5,237)	—	—
	7,597	66,210	150,035	1,500,345
C Class/Shares Authorized	15,000,000		50,000,000
Sold	—	—	25,000	250,000
Issued in reinvestment of distributions	620	5,260	—	—
	620	5,260	25,000	250,000
R Class/Shares Authorized	15,000,000		10,000,000
Sold	21	186	25,000	250,000
Issued in reinvestment of distributions	750	6,375	—	—
	771	6,561	25,000	250,000
Net increase (decrease)	63,989	$630,244	623,672	$6,177,425

(1)	October 31, 2013 (fund inception) through June 30, 2014.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$128,041	$322,418	—
Chile	34,425	91,178	—
India	138,057	—	—
Mexico	93,935	117,643	—
South Africa	15,215	490,088	—
Other Countries	—	4,229,098	—
Exchange-Traded Funds	317,468	—	—
Temporary Cash Investments	5,903	1,181	—
	$733,044	$5,251,606	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2015 and the period ended June 30, 2014 were as follows:

	2015	2014(1)
Distributions Paid From
Ordinary income	$184,462	—
Long-term capital gains	—	—
(1) October 31, 2013 (fund inception) through June 30, 2014.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$6,315,665
Gross tax appreciation of investments	$431,514
Gross tax depreciation of investments	(762,529)
Net tax appreciation (depreciation) of investments	(331,015)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(249)
Net tax appreciation (depreciation)	$(331,264)
Undistributed ordinary income	$50,185
Accumulated short-term capital losses	$(341,226)
Accumulated long-term capital losses	$(142,928)

22

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.04	0.21	(1.16)	(0.95)	(0.30)	$8.79	(9.36)%	1.46%	1.53%	2.16%	2.09%	83%	$2,839
2014(4)	$10.00	0.13	(0.09)	0.04	—	$10.04	0.40%	1.46%(5)	1.53%(5)	1.91%(5)	1.84%(5)	44%	$2,748
Institutional Class
2015	$10.06	0.22	(1.16)	(0.94)	(0.32)	$8.80	(9.26)%	1.26%	1.33%	2.36%	2.29%	83%	$1,369
2014(4)	$10.00	0.13	(0.07)	0.06	—	$10.06	0.60%	1.26%(5)	1.33%(5)	2.11%(5)	2.04%(5)	44%	$1,508
A Class
2015	$10.03	0.18	(1.16)	(0.98)	(0.28)	$8.77	(9.71)%	1.71%	1.78%	1.91%	1.84%	83%	$1,383
2014(4)	$10.00	0.10	(0.07)	0.03	—	$10.03	0.30%	1.71%(5)	1.78%(5)	1.66%(5)	1.59%(5)	44%	$1,504
C Class
2015	$9.98	0.11	(1.15)	(1.04)	(0.21)	$8.73	(10.36)%	2.46%	2.53%	1.16%	1.09%	83%	$224
2014(4)	$10.00	0.05	(0.07)	(0.02)	—	$9.98	(0.20)%	2.46%(5)	2.53%(5)	0.91%(5)	0.84%(5)	44%	$249
R Class
2015	$10.01	0.15	(1.14)	(0.99)	(0.26)	$8.76	(9.86)%	1.96%	2.03%	1.66%	1.59%	83%	$226
2014(4)	$10.00	0.08	(0.07)	0.01	—	$10.01	0.10%	1.96%(5)	2.03%(5)	1.41%(5)	1.34%(5)	44%	$250

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	October 31, 2013 (fund inception) through June 30, 2014.

(5)	Annualized.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Emerging Markets Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Value Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 31, 2013 (commencement of operations) through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

26

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

31

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

32

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $318, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

For the fiscal year ended June 30, 2015, the fund intends to pass through to shareholders foreign source income of $249,687 and foreign taxes paid of $28,560, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2015 are $0.3631 and $0.0415, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86512 1508

ANNUAL REPORT	JUNE 30, 2015

Equity Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	5.93%	17.42%	7.43%	9.62%	5/9/91
S&P 500 Index	—	7.42%	17.33%	7.89%	9.50%	—
Institutional Class	AMEIX	6.13%	17.65%	7.65%	6.48%	1/2/98
A Class(1)	BEQAX					10/9/97
No sales charge*		5.67%	17.13%	7.17%	5.90%
With sales charge*		-0.41%	15.75%	6.53%	5.55%
C Class	AEYCX	4.87%	16.26%	6.37%	5.25%	7/18/01
R Class	AEYRX	5.38%	16.83%	—	6.51%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $20,494

S&P 500 Index — $21,377

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

Equity Growth returned 5.93%* for the fiscal year ended June 30, 2015, compared with the 7.42% return of its benchmark, the S&P 500 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. Equity Growth produced gains during the fiscal year, but was unable to match the return of its benchmark. Security selection in the information technology, financials, and consumer discretionary sectors detracted from fund results, while positioning in the energy and utilities sectors contributed to relative performance.

Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation- and growth-based factors proved most difficult, while quality and sentiment indicators were mildly positive.

Security Selection Across a Number of Sectors Hampered Relative Gains

Information technology sector holdings diminished the fund’s gains, with detraction spread across a number of industries. Leading underperformance on a security level came from an overweight position, relative to the benchmark, in QUALCOMM. The semiconductor manufacturer’s stock price fell sharply after company management reduced revenue and earnings estimates for the coming year based on the supposition that a major smartphone customer would turn to a different processor supplier rather than using QUALCOMM’s high-end Snapdragon 810 processor.

The financials sector was also an area of underperformance, stemming largely from a number of capital markets holdings and stock selection in real estate investment trusts, although no individual position was a leading fund detractor. In the consumer discretionary sector, positioning among specialty and internet retailers weighed on fund results. Not holding home improvement retailer Home Depot, which continued to benefit from rising sales due to historically low interest rates that have driven new home purchases and existing home renovation plans, hurt results. Nevertheless, the company’s valuation metrics remain weak. Similarly, an underweight position in internet retailer Amazon.com, whose stock price continued to rise on strength in the company’s cloud computing business, was detrimental. We exited out of the position due to weak valuation signals as we believe that stock demonstrates the market’s preference for expensive growth names.

Although the energy sector was an overall contributor to relative gains, a number of individual holdings weighed on results. An overweight position in Baker Hughes, a provider of services to the oilfield industry, was detrimental, particularly during the first half of the period when the company’s stock declined amid concerns about falling oil prices and the effects of sanctions on its Russia-based operations. Similarly, EOG Resources, a crude oil producer, was impacted by the slump in oil prices. Both positions were sold out of the fund.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Energy was Leading Sector Contributor

Positioning in the energy sector, particularly underweight exposure to oil, gas, and consumable fuels holdings, bolstered the fund’s relative returns. Key contribution stemmed from holding less than the benchmark weighting in Chevron, which declined steadily throughout the period together with the price of oil.

A number of individual outperformers were health care sector names. An overweight position in insurance and managed care provider Aetna was a key contributor in the space, advancing amid merger speculation in the recent wave of health insurance industry consolidation. Higher demand for its therapies led biotechnology company Amgen to consistently beat earnings and revenue expectations. In addition, management’s restructuring and share buyback programs further supported the company’s stock price.

Elsewhere, gains were bolstered by an overweight position in Broadcom. The semiconductor designer’s stock rose following strong quarterly results, and again after a merger announcement with industry rival Avago in a deal that is expected to create the world’s leading communications semiconductor company. Our valuation, quality, and growth indicators showed modest deterioration late in the period and we liquidated the position.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the U.S. Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such we do not see significant deviations versus the S&P 500. The fund’s largest, but modest, overweights are in the industrials and health care sectors, while the underweights are led by the utilities and financials sectors.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	3.5%
Microsoft Corp.	2.6%
Pfizer, Inc.	1.9%
Procter & Gamble Co. (The)	1.9%
JPMorgan Chase & Co.	1.8%
Gilead Sciences, Inc.	1.8%
Citigroup, Inc.	1.7%
Comcast Corp., Class A	1.6%
Merck & Co., Inc.	1.6%
Intel Corp.	1.6%

Top Five Industries	% of net assets
Pharmaceuticals	6.4%
Biotechnology	5.6%
Technology Hardware, Storage and Peripherals	5.5%
Software	4.9%
Banks	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.90	$3.32	0.67%
Institutional Class	$1,000	$1,001.80	$2.33	0.47%
A Class	$1,000	$999.80	$4.56	0.92%
C Class	$1,000	$996.10	$8.27	1.67%
R Class	$1,000	$998.40	$5.80	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 3.7%
Boeing Co. (The)	137,412	$19,061,793
General Dynamics Corp.	123,436	17,489,647
Honeywell International, Inc.	417,994	42,622,848
Huntington Ingalls Industries, Inc.	60,689	6,832,974
Spirit AeroSystems Holdings, Inc., Class A(1)	334,910	18,456,890
Textron, Inc.	648,479	28,941,618
		133,405,770
Airlines — 1.9%
Delta Air Lines, Inc.	283,107	11,630,036
Southwest Airlines Co.	901,659	29,835,896
United Continental Holdings, Inc.(1)	521,978	27,670,054
		69,135,986
Auto Components — 0.1%
Delphi Automotive plc	48,883	4,159,454
Banks — 4.7%
Bank of America Corp.	1,219,889	20,762,511
Citigroup, Inc.	1,091,352	60,286,284
JPMorgan Chase & Co.	954,267	64,661,132
Wells Fargo & Co.	415,649	23,376,100
		169,086,027
Beverages — 2.1%
Coca-Cola Co. (The)	89,153	3,497,472
Dr Pepper Snapple Group, Inc.	259,883	18,945,471
PepsiCo, Inc.	577,883	53,939,599
		76,382,542
Biotechnology — 5.6%
Amgen, Inc.	352,724	54,150,188
Biogen, Inc.(1)	116,290	46,974,183
Celgene Corp.(1)	341,782	39,556,140
Gilead Sciences, Inc.	544,831	63,788,813
		204,469,324
Capital Markets — 2.8%
Ameriprise Financial, Inc.	250,453	31,289,093
Artisan Partners Asset Management, Inc., Class A	75,462	3,505,965
Franklin Resources, Inc.	621,706	30,482,245
Legg Mason, Inc.	522,786	26,939,163
Waddell & Reed Financial, Inc., Class A	229,227	10,844,729
		103,061,195
Chemicals — 2.9%
Cabot Corp.	602,596	22,470,805
Dow Chemical Co. (The)	798,869	40,878,126

10

	Shares	Value
E.I. du Pont de Nemours & Co.	35,099	$2,244,581
LyondellBasell Industries NV, Class A	380,319	39,370,623
		104,964,135
Commercial Services and Supplies — 0.1%
Pitney Bowes, Inc.	75,505	1,571,259
Waste Management, Inc.	75,071	3,479,541
		5,050,800
Communications Equipment — 2.8%
Cisco Systems, Inc.	2,044,535	56,142,931
QUALCOMM, Inc.	720,962	45,153,850
		101,296,781
Consumer Finance — 0.1%
Credit Acceptance Corp.(1)	9,437	2,323,201
Diversified Consumer Services — 0.5%
H&R Block, Inc.	609,980	18,085,907
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	138,098	18,796,519
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	199,881	7,099,773
Verizon Communications, Inc.	257,516	12,002,821
		19,102,594
Electric Utilities — 0.2%
NextEra Energy, Inc.	86,798	8,508,808
Electrical Equipment — 0.9%
Emerson Electric Co.	586,265	32,496,669
Electronic Equipment, Instruments and Components — 0.9%
Corning, Inc.	1,574,071	31,056,421
Energy Equipment and Services — 1.3%
Schlumberger Ltd.	566,674	48,841,632
Food and Staples Retailing — 3.5%
CVS Health Corp.	432,068	45,315,292
Kroger Co. (The)	459,673	33,330,889
Wal-Mart Stores, Inc.	694,741	49,277,979
		127,924,160
Food Products — 3.5%
Archer-Daniels-Midland Co.	743,437	35,848,532
Bunge Ltd.	307,224	26,974,267
ConAgra Foods, Inc.	367,304	16,058,531
Ingredion, Inc.	248,171	19,806,528
Pilgrim's Pride Corp.	892,097	20,491,468
Sanderson Farms, Inc.	110,951	8,339,077
		127,518,403
Health Care Equipment and Supplies — 1.8%
St. Jude Medical, Inc.	458,817	33,525,758
Stryker Corp.	349,974	33,447,015
		66,972,773

11

	Shares	Value
Health Care Providers and Services — 2.9%
Aetna, Inc.	285,790	$36,426,793
Cardinal Health, Inc.	48,647	4,069,322
Express Scripts Holding Co.(1)	325,794	28,976,118
HCA Holdings, Inc.(1)	378,243	34,314,205
UnitedHealth Group, Inc.	13,964	1,703,608
		105,490,046
Health Care Technology — 0.8%
Cerner Corp.(1)	424,493	29,315,487
Hotels, Restaurants and Leisure — 2.4%
Brinker International, Inc.	487,110	28,081,891
Cracker Barrel Old Country Store, Inc.	54,418	8,116,989
Darden Restaurants, Inc.	219,949	15,633,975
Las Vegas Sands Corp.	470,818	24,750,902
Wyndham Worldwide Corp.	104,501	8,559,677
		85,143,434
Household Products — 1.9%
Procter & Gamble Co. (The)	886,444	69,355,379
Industrial Conglomerates — 1.9%
3M Co.	300,055	46,298,487
General Electric Co.	871,858	23,165,267
		69,463,754
Insurance — 2.7%
Allstate Corp. (The)	497,696	32,285,539
Amtrust Financial Services, Inc.	404,603	26,505,543
Aspen Insurance Holdings Ltd.	326,108	15,620,573
Hanover Insurance Group, Inc. (The)	318,929	23,610,314
		98,021,969
Internet Software and Services — 2.1%
eBay, Inc.(1)	704,117	42,416,008
Google, Inc., Class A(1)	58,965	31,843,459
		74,259,467
IT Services — 3.2%
Accenture plc, Class A	415,397	40,202,122
Amdocs Ltd.	362,646	19,796,845
International Business Machines Corp.	345,858	56,257,262
		116,256,229
Life Sciences Tools and Services — 0.2%
Bio-Rad Laboratories, Inc., Class A(1)	48,503	7,305,037
Machinery — 4.0%
Caterpillar, Inc.	430,831	36,543,085
Cummins, Inc.	230,949	30,298,199
PACCAR, Inc.	253,765	16,192,745
Parker-Hannifin Corp.	248,259	28,879,970
Stanley Black & Decker, Inc.	301,859	31,767,641
		143,681,640

12

	Shares	Value
Media — 3.3%
Comcast Corp., Class A	988,546	$59,451,157
DIRECTV(1)	97,232	9,022,157
Omnicom Group, Inc.	243,800	16,941,662
Twenty-First Century Fox, Inc.	377,472	12,284,826
Viacom, Inc., Class B	279,691	18,079,226
Walt Disney Co. (The)	20,012	2,284,170
		118,063,198
Metals and Mining — 0.5%
Alcoa, Inc.	1,490,792	16,622,331
Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	70,211	2,757,888
Multiline Retail — 2.9%
Big Lots, Inc.	385,558	17,346,255
Dillard's, Inc., Class A	185,817	19,546,090
Kohl's Corp.	475,879	29,794,784
Target Corp.	479,854	39,170,482
		105,857,611
Oil, Gas and Consumable Fuels — 4.1%
Chevron Corp.	93,776	9,046,571
CVR Energy, Inc.	78,899	2,969,758
Exxon Mobil Corp.	491,477	40,890,886
Marathon Petroleum Corp.	169,818	8,883,180
Murphy Oil Corp.	681,405	28,326,006
Valero Energy Corp.	666,182	41,702,993
Western Refining, Inc.	377,997	16,488,229
		148,307,623
Pharmaceuticals — 6.4%
AbbVie, Inc.	778,749	52,324,145
Johnson & Johnson	533,311	51,976,490
Merck & Co., Inc.	1,026,279	58,426,064
Pfizer, Inc.	2,071,565	69,459,574
		232,186,273
Real Estate Investment Trusts (REITs) — 2.1%
Hospitality Properties Trust	518,988	14,957,234
Lamar Advertising Co., Class A	476,101	27,366,285
Plum Creek Timber Co., Inc.	132,696	5,383,477
RLJ Lodging Trust	390,969	11,643,057
Ryman Hospitality Properties, Inc.	286,154	15,197,639
		74,547,692
Real Estate Management and Development — 0.8%
CBRE Group, Inc.(1)	54,298	2,009,026
Jones Lang LaSalle, Inc.	147,944	25,298,424
		27,307,450
Semiconductors and Semiconductor Equipment — 2.6%
Intel Corp.	1,859,630	56,560,646

13

	Shares	Value
Texas Instruments, Inc.	713,990	$36,777,625
		93,338,271
Software — 4.9%
Activision Blizzard, Inc.	196,145	4,748,671
Microsoft Corp.	2,143,556	94,637,997
Oracle Corp.	1,330,494	53,618,908
Synopsys, Inc.(1)	513,990	26,033,594
		179,039,170
Specialty Retail — 2.9%
Bed Bath & Beyond, Inc.(1)	112,721	7,775,494
Foot Locker, Inc.	506,366	33,931,586
Gap, Inc. (The)	670,048	25,575,732
Lowe's Cos., Inc.	590,480	39,544,446
		106,827,258
Technology Hardware, Storage and Peripherals — 5.5%
Apple, Inc.	1,000,695	125,512,170
EMC Corp.	278,812	7,357,849
Hewlett-Packard Co.	1,159,367	34,792,604
Seagate Technology plc	191,289	9,086,228
Western Digital Corp.	299,870	23,515,805
		200,264,656
Textiles, Apparel and Luxury Goods — 0.1%
Wolverine World Wide, Inc.	93,344	2,658,437
Thrifts and Mortgage Finance — 0.4%
Essent Group Ltd.(1)	272,639	7,456,677
EverBank Financial Corp.	305,059	5,994,409
		13,451,086
TOTAL COMMON STOCKS (Cost $3,073,225,707)		3,592,160,487
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $5,577,302), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $5,466,023)		5,466,008
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 8/15/22, valued at $22,304,808), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $21,867,006)		21,867,000
State Street Institutional Liquid Reserves Fund, Premier Class	5,413,691	5,413,691
TOTAL TEMPORARY CASH INVESTMENTS (Cost $32,746,699)		32,746,699
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $3,105,972,406)		3,624,907,186
OTHER ASSETS AND LIABILITIES†		1,276,901
TOTAL NET ASSETS — 100.0%		$3,626,184,087

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.
See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $3,105,972,406)	$3,624,907,186
Receivable for investments sold	12,633,857
Receivable for capital shares sold	4,365,188
Dividends and interest receivable	4,293,539
3,646,199,770

Liabilities
Payable for investments purchased	10,651,513
Payable for capital shares redeemed	7,338,535
Accrued management fees	1,937,631
Distribution and service fees payable	88,004
20,015,683

Net Assets	$3,626,184,087

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,897,807,102
Undistributed net investment income	732,783
Undistributed net realized gain	208,709,422
Net unrealized appreciation	518,934,780
$3,626,184,087

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,886,975,807	94,472,358	$30.56
Institutional Class, $0.01 Par Value	$497,333,418	16,263,393	$30.58
A Class, $0.01 Par Value	$195,261,732	6,396,078	$30.53*
C Class, $0.01 Par Value	$16,342,441	539,529	$30.29
R Class, $0.01 Par Value	$30,270,689	991,056	$30.54
*Maximum offering price $32.39 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $52,565)	$74,569,219
Interest	9,544
74,578,763

Expenses:
Management fees	22,342,686
Distribution and service fees:
A Class	805,064
C Class	152,997
R Class	122,516
Directors' fees and expenses	174,536
23,597,799

Net investment income (loss)	50,980,964

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	363,455,274
Change in net unrealized appreciation (depreciation) on investments	(217,200,573)

Net realized and unrealized gain (loss)	146,254,701

Net Increase (Decrease) in Net Assets Resulting from Operations	$197,235,665

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$50,980,964	$43,730,070
Net realized gain (loss)	363,455,274	343,786,771
Change in net unrealized appreciation (depreciation)	(217,200,573)	274,003,480
Net increase (decrease) in net assets resulting from operations	197,235,665	661,520,321

Distributions to Shareholders
From net investment income:
Investor Class	(37,349,584)	(33,042,705)
Institutional Class	(7,409,434)	(6,326,318)
A Class	(3,702,487)	(3,111,946)
C Class	(59,419)	(43,709)
R Class	(227,876)	(103,113)
From net realized gains:
Investor Class	(282,828,250)	(97,419,589)
Institutional Class	(48,133,435)	(16,453,295)
A Class	(33,969,356)	(11,119,624)
C Class	(1,618,433)	(452,244)
R Class	(2,983,117)	(534,564)
Decrease in net assets from distributions	(418,281,391)	(168,607,107)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	503,434,509	208,528,008

Net increase (decrease) in net assets	282,388,783	701,441,222

Net Assets
Beginning of period	3,343,795,304	2,642,354,082
End of period	$3,626,184,087	$3,343,795,304

Undistributed net investment income	$732,783	$2,227,251

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

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security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 11% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 0.66% for the Investor Class, A Class, C Class and R Class and 0.46% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $3,122,410,220 and $2,989,284,964, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	540,000,000		400,000,000
Sold	20,258,376	$639,302,774	10,817,509	$328,452,026
Issued in reinvestment of distributions	10,481,982	316,028,595	4,256,773	128,872,644
Redeemed	(14,708,804)	(464,454,934)	(11,629,899)	(352,671,700)
	16,031,554	490,876,435	3,444,383	104,652,970
Institutional Class/Shares Authorized	100,000,000		90,000,000
Sold	3,926,959	123,462,438	4,665,915	141,911,794
Issued in reinvestment of distributions	1,829,155	55,233,638	748,636	22,705,520
Redeemed	(3,231,529)	(102,105,104)	(2,603,995)	(79,289,381)
	2,524,585	76,590,972	2,810,556	85,327,933
A Class/Shares Authorized	70,000,000		50,000,000
Sold	2,679,859	85,038,764	1,649,958	50,403,488
Issued in reinvestment of distributions	1,225,614	36,863,988	461,154	13,933,693
Redeemed	(6,638,188)	(208,956,030)	(1,642,181)	(49,790,221)
	(2,732,715)	(87,053,278)	468,931	14,546,960
C Class/Shares Authorized	20,000,000		10,000,000
Sold	147,521	4,689,887	118,288	3,619,781
Issued in reinvestment of distributions	52,859	1,570,942	15,240	455,468
Redeemed	(74,620)	(2,374,222)	(47,976)	(1,444,342)
	125,760	3,886,607	85,552	2,630,907
R Class/Shares Authorized	20,000,000		10,000,000
Sold	820,406	26,240,916	182,812	5,509,223
Issued in reinvestment of distributions	106,935	3,210,993	21,122	637,563
Redeemed	(327,138)	(10,318,136)	(159,249)	(4,777,548)
	600,203	19,133,773	44,685	1,369,238
Net increase (decrease)	16,549,387	$503,434,509	6,854,107	$208,528,008

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,592,160,487	—	—
Temporary Cash Investments	5,413,691	$27,333,008	—
	$3,597,574,178	$27,333,008	—

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$151,497,997	$92,093,892
Long-term capital gains	$266,783,394	$76,513,215

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,109,371,792
Gross tax appreciation of investments	$599,932,597
Gross tax depreciation of investments	(84,397,203)
Net tax appreciation (depreciation) of investments	$515,535,394
Undistributed ordinary income	$37,699,039
Accumulated long-term gains	$175,142,552

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$32.75	0.46	1.37	1.83	(0.43)	(3.59)	(4.02)	$30.56	5.93%	0.67%	1.45%	86%	$2,886,976
2014	$27.74	0.44	6.31	6.75	(0.43)	(1.31)	(1.74)	$32.75	24.92%	0.67%	1.45%	80%	$2,568,711
2013	$23.30	0.47	4.43	4.90	(0.46)	—	(0.46)	$27.74	21.19%	0.68%	1.82%	94%	$2,080,375
2012	$22.37	0.34	0.93	1.27	(0.34)	—	(0.34)	$23.30	5.76%	0.68%	1.55%	86%	$1,654,130
2011	$17.20	0.26	5.16	5.42	(0.25)	—	(0.25)	$22.37	31.66%	0.69%	1.28%	74%	$1,615,829
Institutional Class
2015	$32.77	0.53	1.37	1.90	(0.50)	(3.59)	(4.09)	$30.58	6.13%	0.47%	1.65%	86%	$497,333
2014	$27.75	0.50	6.32	6.82	(0.49)	(1.31)	(1.80)	$32.77	25.19%	0.47%	1.65%	80%	$450,166
2013	$23.31	0.52	4.43	4.95	(0.51)	—	(0.51)	$27.75	21.42%	0.48%	2.02%	94%	$303,312
2012	$22.38	0.38	0.93	1.31	(0.38)	—	(0.38)	$23.31	5.97%	0.48%	1.75%	86%	$216,802
2011	$17.21	0.30	5.17	5.47	(0.30)	—	(0.30)	$22.38	31.91%	0.49%	1.48%	74%	$200,191
A Class
2015	$32.72	0.38	1.37	1.75	(0.35)	(3.59)	(3.94)	$30.53	5.67%	0.92%	1.20%	86%	$195,262
2014	$27.72	0.37	6.29	6.66	(0.35)	(1.31)	(1.66)	$32.72	24.59%	0.92%	1.20%	80%	$298,677
2013	$23.28	0.40	4.43	4.83	(0.39)	—	(0.39)	$27.72	20.91%	0.93%	1.57%	94%	$240,027
2012	$22.35	0.28	0.93	1.21	(0.28)	—	(0.28)	$23.28	5.51%	0.93%	1.30%	86%	$183,498
2011	$17.19	0.20	5.16	5.36	(0.20)	—	(0.20)	$22.35	31.30%	0.94%	1.03%	74%	$182,195

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$32.50	0.15	1.35	1.50	(0.12)	(3.59)	(3.71)	$30.29	4.87%	1.67%	0.45%	86%	$16,342
2014	$27.54	0.14	6.25	6.39	(0.12)	(1.31)	(1.43)	$32.50	23.68%	1.67%	0.45%	80%	$13,447
2013	$23.13	0.21	4.40	4.61	(0.20)	—	(0.20)	$27.54	20.02%	1.68%	0.82%	94%	$9,039
2012	$22.21	0.12	0.92	1.04	(0.12)	—	(0.12)	$23.13	4.71%	1.68%	0.55%	86%	$7,013
2011	$17.08	0.06	5.12	5.18	(0.05)	—	(0.05)	$22.21	30.34%	1.69%	0.28%	74%	$6,611
R Class
2015	$32.74	0.32	1.35	1.67	(0.28)	(3.59)	(3.87)	$30.54	5.38%	1.17%	0.95%	86%	$30,271
2014	$27.73	0.29	6.30	6.59	(0.27)	(1.31)	(1.58)	$32.74	24.31%	1.17%	0.95%	80%	$12,795
2013	$23.29	0.34	4.43	4.77	(0.33)	—	(0.33)	$27.73	20.60%	1.18%	1.32%	94%	$9,600
2012	$22.36	0.23	0.93	1.16	(0.23)	—	(0.23)	$23.29	5.24%	1.18%	1.05%	86%	$6,848
2011	$17.20	0.16	5.15	5.31	(0.15)	—	(0.15)	$22.36	30.95%	1.19%	0.78%	74%	$5,189

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

30

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

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Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $67,480,194, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $105,934,645 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $281,845,359, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

The fund utilized earnings and profits of $20,736,193 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86504 1508

ANNUAL REPORT
JUNE 30, 2015

 AC Alternatives™ Equity Market Neutral Fund

39

40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ALHIX	-1.07%	2.14%	1.38%	9/30/05
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	0.06%	1.29%	—
Institutional Class	ALISX	-0.96%	2.33%	1.58%	9/30/05
A Class	ALIAX				9/30/05
No sales charge*		-1.27%	1.88%	1.14%
With sales charge*		-6.92%	0.67%	0.52%
C Class	ALICX	-2.11%	1.11%	0.36%	9/30/05
R Class	ALIRX	-1.57%	1.61%	0.87%	9/30/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made September 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $11,433

Barclays U.S. 1-3 Month Treasury Bill Index — $11,333

*From September 30, 2005, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.92%	2.72%	3.17%	3.92%	3.42%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

AC Alternatives Equity Market Neutral returned -1.07%* for the fiscal year ended June 30, 2015, compared with the 0.01% return of its benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index.

AC Alternatives Equity Market Neutral is managed to produce capital appreciation independent of equity market conditions, so its benchmark is a cash-equivalent asset: the three-month U.S. Treasury bill. During a period of significant market volatility, the fund declined and was unable to keep pace with its benchmark (see pages 3 and 4 for details).

The portfolio’s stock selection process incorporates factors of valuation, quality, growth, and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s underperformance was driven primarily by valuation indicators.

Consumer Discretionary Led Detractors

The consumer discretionary sector was a leading detractor from returns. Declines across several private education providers in the diversified consumer services industry were key underperformers. Among them, Apollo Education Group, which continued to see lower enrollment due to stricter financial aid funding guidelines imposed on for-profit colleges, declined over 50%. However, the holding remains very attractive on valuation metrics and is strong across quality- and sentiment-based factors. The fund’s retail holdings likewise imparted a negative contribution, particularly Abercrombie & Fitch. The teen apparel retailer’s stock sank on weak sales, both in the U.S. and in Europe, as young shoppers turned away from clothing sporting the retailer’s logo. The position was ultimately liquidated.

A number of positions in the health care sector were also detrimental. Key detraction came from a short position (a trade made to benefit from a stock’s decline) in Puma Biotechnology, which advanced strongly after the release of positive phase three data for its breast cancer treatment. Despite generally weak fundamentals overall, the trial’s results led us to cover the fund’s short position. A short position in Synageva BioPharma proved challenging as the biopharmaceutical manufacturer’s stock price more than doubled on its acquisition by Alexion Pharmaceuticals. The position was ultimately exited.

Likewise, a number of individual financials sector positions weighed on the fund’s returns. Key detraction stemmed from a long position in Altisource Portfolio Solutions, a real estate management company. The company’s stock price declined steeply on disappointing quarterly earnings and again after a New York State investigation implicated a subsidiary. The position was eliminated after it became less attractive according to the investment team’s metrics. A position in Nationstar Mortgage Holdings also weighed on results. The residential mortgage servicer reported subdued earnings due to declines in mortgage origination and real estate services. Despite these difficulties, the holding remains strong across sentiment and valuation and has above-average growth insights.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Industrials Sector Produced Gains

Industrials sector holdings helped to limit the fund’s losses during the period. Southwest Airlines was a leading sector contributor, gaining due to higher travel demand due in part to falling fuel costs. The position was exited during the year to lock in gains. Elsewhere in the sector, shipping company Matson appreciated steeply, rising on unexpectedly strong quarterly results driven by container volume increases.

Several consumer discretionary holdings were top individual outperformers despite the sector’s overall detraction. These included a long position in shoe and apparel manufacturer Skechers, whose stock price advanced over 90% on strong sales and management’s guidance. The team opted to exit the holding following its strong appreciation. Elsewhere in the sector, a short position in casino operator Wynn Resorts benefited the fund after the company’s stock fell sharply following a quarterly earnings disappointment and dividend cut amid declining gambling revenue from Macau, the company’s biggest market.

Another short position that made a substantive relative contribution was Tidewater, a provider of offshore service vessels and marine support services to the global offshore energy industry. Persistent declines in oil and natural gas prices, and the subsequent effect on levels of exploration and production spending, pressured the company’s share price. We ultimately exited the short position.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level, in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Long Holdings	% of net assets
Foot Locker, Inc.	0.80%
ConAgra Foods, Inc.	0.79%
Hanover Insurance Group, Inc. (The)	0.75%
Essent Group Ltd.	0.74%
Synopsys, Inc.	0.73%
Sensient Technologies Corp.	0.73%
Cracker Barrel Old Country Store, Inc.	0.72%
Allscripts Healthcare Solutions, Inc.	0.72%
Archer-Daniels-Midland Co.	0.70%
Parker-Hannifin Corp.	0.69%

Top Ten Short Holdings	% of net assets
Williams Cos., Inc. (The)	(0.85)%
M.D.C. Holdings, Inc.	(0.76)%
Watsco, Inc.	(0.76)%
Northern Trust Corp.	(0.76)%
CF Industries Holdings, Inc.	(0.76)%
Charles Schwab Corp. (The)	(0.76)%
Tenet Healthcare Corp.	(0.76)%
Restoration Hardware Holdings, Inc.	(0.75)%
Cooper Cos., Inc. (The)	(0.75)%
Brown-Forman Corp., Class B	(0.75)%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.3%
Common Stocks Sold Short	(95.3)%
Temporary Cash Investments	2.1%
Other Assets and Liabilities*	97.9%
*Amount relates primarily to deposits with broker for securities sold short at period end.

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$982.30	$14.25	2.90%
Institutional Class	$1,000	$982.60	$13.27	2.70%
A Class	$1,000	$981.10	$15.47	3.15%
C Class	$1,000	$977.00	$19.12	3.90%
R Class	$1,000	$978.90	$16.68	3.40%
Hypothetical
Investor Class	$1,000	$1,010.41	$14.46	2.90%
Institutional Class	$1,000	$1,011.41	$13.47	2.70%
A Class	$1,000	$1,009.17	$15.69	3.15%
C Class	$1,000	$1,005.46	$19.39	3.90%
R Class	$1,000	$1,007.93	$16.93	3.40%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 95.3%
Aerospace and Defense — 3.6%
Huntington Ingalls Industries, Inc.	4,115	$463,308
Moog, Inc., Class A(1)(2)	8,321	588,128
Spirit Aerosystems Holdings, Inc., Class A(1)(2)	9,054	498,966
Teledyne Technologies, Inc.(2)	6,095	643,083
Textron, Inc.(1)	14,060	627,498
Triumph Group, Inc.	7,681	506,869
		3,327,852
Air Freight and Logistics — 0.5%
CH Robinson Worldwide, Inc.(1)	8,236	513,844
Airlines — 0.7%
JetBlue Airways Corp.(2)	6,837	141,936
United Continental Holdings, Inc.(2)	9,084	481,543
		623,479
Auto Components — 0.6%
Gentex Corp.(1)	33,486	549,840
Banks — 0.4%
PacWest Bancorp	7,813	365,336
Beverages — 1.0%
Dr Pepper Snapple Group, Inc.(1)	6,084	443,524
PepsiCo, Inc.	5,303	494,982
		938,506
Biotechnology — 1.3%
Amgen, Inc.	1,430	219,534
Biogen, Inc.(2)	600	242,364
Celgene Corp.(2)	2,060	238,414
Medivation, Inc.(2)	1,980	226,116
Regeneron Pharmaceuticals, Inc.(2)	162	82,641
United Therapeutics Corp.(2)	1,282	223,004
		1,232,073
Building Products — 1.1%
Owens Corning	12,076	498,135
USG Corp.(1)(2)	20,609	572,724
		1,070,859
Capital Markets — 3.8%
Ameriprise Financial, Inc.	3,850	480,981
Artisan Partners Asset Management, Inc., Class A(1)	12,338	573,224
Evercore Partners, Inc., Class A(1)	11,964	645,577
Franklin Resources, Inc.(1)	10,939	536,339
Janus Capital Group, Inc.(1)	6,083	104,141
Legg Mason, Inc.(1)	11,087	571,313
Waddell & Reed Financial, Inc., Class A(1)	12,852	608,028
		3,519,603
10

	Shares	Value
Chemicals — 3.2%
Cabot Corp.(1)	14,169	$528,362
Dow Chemical Co. (The)(1)	8,289	424,148
International Flavors & Fragrances, Inc.	4,250	464,483
Minerals Technologies, Inc.(1)	8,532	581,285
Sensient Technologies Corp.(1)	10,002	683,537
Westlake Chemical Corp.	4,972	341,029
		3,022,844
Commercial Services and Supplies — 2.5%
Deluxe Corp.(1)	9,198	570,276
Herman Miller, Inc.(1)	20,881	604,087
KAR Auction Services, Inc.	4,120	154,088
Pitney Bowes, Inc.(1)	24,741	514,860
RR Donnelley & Sons Co.(1)	27,330	476,362
		2,319,673
Communications Equipment — 2.2%
ARRIS Group, Inc.(1)(2)	13,295	406,827
Brocade Communications Systems, Inc.(1)	44,305	526,344
Ciena Corp.(2)	17,557	415,750
Juniper Networks, Inc.	3,588	93,180
Polycom, Inc.(1)(2)	53,148	608,013
		2,050,114
Consumer Finance — 0.6%
Credit Acceptance Corp.(2)	2,221	546,766
Containers and Packaging — 1.6%
Avery Dennison Corp.	769	46,863
Berry Plastics Group, Inc.(1)(2)	14,764	478,354
Crown Holdings, Inc.(1)(2)	8,684	459,470
Graphic Packaging Holding Co.(1)	38,641	538,269
		1,522,956
Diversified Consumer Services — 1.4%
Apollo Education Group, Inc., Class A(1)(2)	22,374	288,177
DeVry Education Group, Inc.(1)	15,953	478,271
H&R Block, Inc.(1)	19,892	589,798
		1,356,246
Electric Utilities — 1.0%
Entergy Corp.(1)	7,409	522,335
NextEra Energy, Inc.(1)	3,903	382,611
		904,946
Electrical Equipment — 1.2%
Emerson Electric Co.(1)	7,234	400,980
Generac Holdings, Inc.(1)(2)	3,777	150,136
Rockwell Automation, Inc.(1)	4,473	557,515
		1,108,631
Electronic Equipment, Instruments and Components — 1.4%
Corning, Inc.(1)	24,499	483,365

11

	Shares	Value
Dolby Laboratories, Inc., Class A(1)	15,138	$600,676
National Instruments Corp.	3,715	109,444
Vishay Intertechnology, Inc.(1)	6,520	76,154
		1,269,639
Energy Equipment and Services — 2.5%
Cameron International Corp.(2)	7,897	413,566
Dril-Quip, Inc.(1)(2)	8,139	612,460
FMC Technologies, Inc.(1)(2)	7,754	321,713
Forum Energy Technologies, Inc.(1)(2)	18,004	365,121
Schlumberger Ltd.	1,725	148,678
Superior Energy Services, Inc.(1)	22,231	467,740
		2,329,278
Food and Staples Retailing — 0.9%
SUPERVALU, Inc.(1)(2)	47,530	384,518
Wal-Mart Stores, Inc.	6,594	467,712
		852,230
Food Products — 5.8%
Archer-Daniels-Midland Co.(1)	13,542	652,995
Bunge Ltd.	6,331	555,862
ConAgra Foods, Inc.(1)	16,838	736,158
Dean Foods Co.	27,487	444,465
Hormel Foods Corp.	8,409	474,015
Ingredion, Inc.(1)	4,368	348,610
Pilgrim's Pride Corp.(1)	22,890	525,783
Pinnacle Foods, Inc.(1)	11,176	508,955
Sanderson Farms, Inc.(1)	7,144	536,943
Seaboard Corp.(2)	174	626,226
		5,410,012
Gas Utilities — 0.1%
UGI Corp.	3,212	110,653
Health Care Equipment and Supplies — 2.3%
C.R. Bard, Inc.(1)	2,555	436,139
DexCom, Inc.(2)	3,354	268,253
Hologic, Inc.(1)(2)	13,741	522,982
St. Jude Medical, Inc.	6,236	455,665
Stryker Corp.	5,299	506,425
		2,189,464
Health Care Providers and Services — 3.7%
Aetna, Inc.(1)	3,294	419,853
Cardinal Health, Inc.	3,723	311,429
Centene Corp.(1)(2)	2,445	196,578
Express Scripts Holding Co.(2)	3,494	310,756
HCA Holdings, Inc.(2)	6,052	549,037
Health Net, Inc.(1)(2)	8,247	528,798
LifePoint Health, Inc.(2)	6,585	572,566
Molina Healthcare, Inc.(1)(2)	7,560	531,468
		3,420,485

12

	Shares	Value
Health Care Technology — 0.8%
Allscripts Healthcare Solutions, Inc.(1)(2)	49,130	$672,098
Veeva Systems, Inc., Class A(2)	1,936	54,266
		726,364
Hotels, Restaurants and Leisure — 4.3%
Brinker International, Inc.(1)	10,906	628,731
Cracker Barrel Old Country Store, Inc.	4,518	673,905
Diamond Resorts International, Inc.(2)	16,137	509,123
Jack in the Box, Inc.	1,276	112,492
La Quinta Holdings, Inc.(2)	19,111	436,686
Marriott Vacations Worldwide Corp.	6,219	570,593
SeaWorld Entertainment, Inc.(1)	13,896	256,242
Vail Resorts, Inc.	5,163	563,800
Wyndham Worldwide Corp.(1)	3,766	308,473
		4,060,045
Household Durables — 2.0%
Garmin Ltd.(1)	11,250	494,212
Harman International Industries, Inc.	4,184	497,645
Helen of Troy Ltd.(2)	3,981	388,108
Toll Brothers, Inc.(1)(2)	13,995	534,469
		1,914,434
Household Products — 0.3%
Spectrum Brands Holdings, Inc.	3,061	312,191
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.(1)(2)	25,513	458,979
Industrial Conglomerates — 0.2%
3M Co.	944	145,659
Insurance — 3.3%
Allstate Corp. (The)(1)	7,809	506,570
American International Group, Inc.(1)	9,888	611,276
Amtrust Financial Services, Inc.(1)	9,590	628,241
Aspen Insurance Holdings Ltd.(1)	12,931	619,395
Hanover Insurance Group, Inc. (The)(1)	9,503	703,507
		3,068,989
Internet and Catalog Retail — 0.7%
Expedia, Inc.(1)	2,378	260,034
Liberty Interactive Corp. QVC Group, Class A(2)	13,593	377,206
		637,240
Internet Software and Services — 2.3%
Cimpress NV(1)(2)	7,256	610,665
eBay, Inc.(2)	7,373	444,149
Endurance International Group Holdings, Inc.(1)(2)	12,763	263,684
GrubHub, Inc.(2)	5,268	179,481
IAC/InterActiveCorp	2,165	172,464
VeriSign, Inc.(1)(2)	7,184	443,396
		2,113,839

13

	Shares	Value
IT Services — 3.0%
Amdocs Ltd.(1)	10,157	$554,471
Computer Sciences Corp.(1)	9,644	633,032
Jack Henry & Associates, Inc.	5,220	337,734
Science Applications International Corp.	6,360	336,126
Teradata Corp.(1)(2)	9,154	338,698
VeriFone Systems, Inc.(1)(2)	11,597	393,834
Xerox Corp.	18,375	195,510
		2,789,405
Life Sciences Tools and Services — 1.0%
Bio-Rad Laboratories, Inc., Class A(2)	2,457	370,049
Bruker Corp.(1)(2)	26,315	537,089
		907,138
Machinery — 3.9%
Allison Transmission Holdings, Inc.	4,146	121,312
Caterpillar, Inc.(1)	7,002	593,910
Cummins, Inc.	4,359	571,857
Kennametal, Inc.	14,365	490,134
PACCAR, Inc.	2,208	140,892
Parker-Hannifin Corp.(1)	5,563	647,144
Rexnord Corp.(1)(2)	23,008	550,121
Stanley Black & Decker, Inc.(1)	4,975	523,569
		3,638,939
Marine — 0.6%
Matson, Inc.(1)	14,475	608,529
Media — 1.5%
Cablevision Systems Corp., Class A(1)	20,760	496,994
Omnicom Group, Inc.(1)	6,322	439,316
Scripps Networks Interactive, Inc., Class A(1)	7,678	501,911
		1,438,221
Metals and Mining — 1.8%
Alcoa, Inc.(1)	41,993	468,222
Steel Dynamics, Inc.(1)	30,094	623,397
United States Steel Corp.(1)	27,787	572,968
		1,664,587
Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	11,921	468,257
Multiline Retail — 2.0%
Big Lots, Inc.(1)	11,053	497,275
Dillard's, Inc., Class A(1)	3,522	370,479
Kohl's Corp.(1)	7,509	470,139
Target Corp.	6,434	525,207
		1,863,100
Oil, Gas and Consumable Fuels — 2.8%
CVR Energy, Inc.(1)	14,239	535,956
Denbury Resources, Inc.(1)	69,262	440,506

14

	Shares	Value
EOG Resources, Inc.(1)	2,881	$252,232
Murphy Oil Corp.(1)	11,635	483,667
Valero Energy Corp.(1)	9,472	592,947
Western Refining, Inc.	7,038	306,998
		2,612,306
Paper and Forest Products — 0.2%
Domtar Corp.	3,748	155,167
Personal Products — 0.5%
Avon Products, Inc.(1)	76,577	479,372
Pharmaceuticals — 0.8%
Merck & Co., Inc.(1)	6,149	350,062
Pfizer, Inc.(1)	11,988	401,958
		752,020
Professional Services — 1.8%
FTI Consulting, Inc.(2)	10,591	436,773
IHS, Inc., Class A(2)	1,539	197,961
Manpowergroup, Inc.(1)	6,579	588,031
TriNet Group, Inc.(2)	17,200	436,020
		1,658,785
Real Estate Investment Trusts (REITs) — 4.0%
CBL & Associates Properties, Inc.(1)	28,344	459,173
DuPont Fabros Technology, Inc.(1)	18,782	553,130
Gaming and Leisure Properties, Inc.(1)	15,264	559,578
Lamar Advertising Co., Class A(1)	9,943	571,524
LaSalle Hotel Properties(1)	3,293	116,770
Plum Creek Timber Co., Inc.(1)	12,359	501,404
RLJ Lodging Trust(1)	16,662	496,194
Ryman Hospitality Properties, Inc.(1)	9,052	480,752
		3,738,525
Real Estate Management and Development — 1.4%
CBRE Group, Inc.(1)(2)	15,806	584,822
Jones Lang LaSalle, Inc.	2,952	504,792
Realogy Holdings Corp.(2)	5,165	241,309
		1,330,923
Road and Rail — 1.1%
Con-way, Inc.(1)	12,492	479,318
Swift Transportation Co.(1)(2)	22,707	514,768
		994,086
Semiconductors and Semiconductor Equipment — 2.1%
Fairchild Semiconductor International, Inc.(1)(2)	25,887	449,916
Marvell Technology Group Ltd.	3,632	47,888
ON Semiconductor Corp.(1)(2)	36,761	429,736
Semtech Corp.(1)(2)	25,535	506,870
Teradyne, Inc.(1)	26,398	509,217
		1,943,627

15

	Shares	Value
Software — 2.5%
Cadence Design Systems, Inc.(1)(2)	30,720	$603,955
Electronic Arts, Inc.(2)	8,134	540,911
Mentor Graphics Corp.(1)	10,861	287,056
PTC, Inc.(1)(2)	6,307	258,713
Synopsys, Inc.(1)(2)	13,533	685,447
		2,376,082
Specialty Retail — 2.7%
Bed Bath & Beyond, Inc.(1)(2)	8,018	553,082
Best Buy Co., Inc.(1)	9,751	317,980
Chico's FAS, Inc.	17,902	297,710
Foot Locker, Inc.(1)	11,098	743,677
Lowe's Cos., Inc.	2,842	190,329
Murphy USA, Inc.(1)(2)	8,337	465,371
		2,568,149
Technology Hardware, Storage and Peripherals — 0.6%
NetApp, Inc.(1)	11,442	361,110
Western Digital Corp.	3,039	238,318
		599,428
Textiles, Apparel and Luxury Goods — 1.6%
Carter's, Inc.	4,826	513,004
Deckers Outdoor Corp.(1)(2)	638	45,917
Fossil Group, Inc.(2)	5,975	414,426
Wolverine World Wide, Inc.(1)	17,554	499,938
		1,473,285
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(1)(2)	25,300	691,955
Nationstar Mortgage Holdings, Inc.(1)(2)	10,989	184,615
		876,570
Trading Companies and Distributors — 0.2%
WESCO International, Inc.(2)	2,105	144,487
TOTAL COMMON STOCKS (Cost $85,135,732)		89,074,057
TEMPORARY CASH INVESTMENTS — 2.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $341,123), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $334,317)		334,316
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $1,367,200), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $1,337,000)		1,337,000
State Street Institutional Liquid Reserves Fund, Premier Class	327,185	327,185
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,998,501)		1,998,501
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 97.4% (Cost $87,134,233)		91,072,558

16

	Shares	Value
COMMON STOCKS SOLD SHORT — (95.3)%
Aerospace and Defense — (2.8)%
B/E Aerospace, Inc.	(9,710)	$(533,079)
DigitalGlobe, Inc.	(21,115)	(586,786)
Hexcel Corp.	(10,418)	(518,191)
Orbital ATK, Inc.	(7,033)	(515,941)
Precision Castparts Corp.	(2,405)	(480,687)
		(2,634,684)
Air Freight and Logistics — (0.3)%
UTi Worldwide, Inc.	(24,243)	(242,188)
Airlines — (1.2)%
Allegiant Travel Co.	(3,438)	(611,552)
Spirit Airlines, Inc.	(8,621)	(535,364)
		(1,146,916)
Auto Components — (1.3)%
BorgWarner, Inc.	(10,449)	(593,921)
Visteon Corp.	(5,584)	(586,208)
		(1,180,129)
Banks — (2.0)%
BankUnited, Inc.	(13,508)	(485,343)
Cullen/Frost Bankers, Inc.	(2,647)	(208,001)
First Citizens BancShares, Inc., Class A	(2,459)	(646,815)
Investors Bancorp, Inc.	(9,807)	(120,626)
SVB Financial Group	(2,555)	(367,869)
		(1,828,654)
Beverages — (1.3)%
Brown-Forman Corp., Class B	(6,973)	(698,555)
Constellation Brands, Inc., Class A	(4,108)	(476,610)
		(1,175,165)
Biotechnology — (0.8)%
ACADIA Pharmaceuticals, Inc.	(5,721)	(239,596)
Bluebird Bio, Inc.	(1,339)	(225,447)
Clovis Oncology, Inc.	(2,527)	(222,073)
Ultragenyx Pharmaceutical, Inc.	(492)	(50,376)
		(737,492)
Building Products — (0.7)%
Armstrong World Industries, Inc.	(11,938)	(636,057)
Capital Markets — (2.9)%
Bank of New York Mellon Corp. (The)	(15,839)	(664,763)
Charles Schwab Corp. (The)	(21,663)	(707,297)
Northern Trust Corp.	(9,266)	(708,478)
State Street Corp.	(8,833)	(680,141)
		(2,760,679)
Chemicals — (4.1)%
Agrium, Inc.	(4,951)	(524,558)
CF Industries Holdings, Inc.	(11,020)	(708,366)

17

	Shares	Value
FMC Corp.	(9,038)	$(474,947)
HB Fuller Co.	(15,048)	(611,250)
Platform Specialty Products Corp.	(18,434)	(471,542)
Tronox Ltd., Class A	(24,177)	(353,709)
WR Grace & Co.	(6,868)	(688,860)
		(3,833,232)
Commercial Services and Supplies — (1.3)%
Covanta Holding Corp.	(26,178)	(554,712)
Stericycle, Inc.	(4,992)	(668,479)
		(1,223,191)
Communications Equipment — (1.2)%
Motorola Solutions, Inc.	(8,998)	(515,945)
ViaSat, Inc.	(10,395)	(626,403)
		(1,142,348)
Construction and Engineering — (1.4)%
AECOM	(20,237)	(669,440)
Granite Construction, Inc.	(16,786)	(596,071)
		(1,265,511)
Construction Materials — (0.5)%
Vulcan Materials Co.	(5,241)	(439,877)
Consumer Finance — (1.0)%
Capital One Financial Corp.	(7,580)	(666,813)
SLM Corp.	(24,388)	(240,709)
		(907,522)
Containers and Packaging — (0.7)%
Bemis Co., Inc.	(11,714)	(527,247)
Silgan Holdings, Inc.	(1,865)	(98,398)
		(625,645)
Distributors — (0.6)%
Pool Corp.	(7,653)	(537,087)
Diversified Consumer Services — (0.1)%
Sotheby's	(2,257)	(102,107)
Diversified Financial Services — (0.9)%
Leucadia National Corp.	(26,720)	(648,762)
McGraw Hill Financial, Inc.	(1,711)	(171,870)
		(820,632)
Electric Utilities — (1.6)%
ALLETE, Inc.	(12,049)	(558,953)
FirstEnergy Corp.	(14,151)	(460,615)
Great Plains Energy, Inc.	(3,331)	(80,477)
ITC Holdings Corp.	(7,743)	(249,170)
Southern Co. (The)	(2,484)	(104,079)
Xcel Energy, Inc.	(2,294)	(73,821)
		(1,527,115)
Electrical Equipment — (0.6)%
Franklin Electric Co., Inc.	(2,942)	(95,115)

18

	Shares	Value
Hubbell, Inc., Class B	(4,754)	$(514,763)
		(609,878)
Electronic Equipment, Instruments and Components — (2.8)%
Amphenol Corp., Class A	(11,372)	(659,235)
Anixter International, Inc.	(7,498)	(488,495)
FEI Co.	(5,589)	(463,496)
Ingram Micro, Inc., Class A	(6,285)	(157,314)
SYNNEX Corp.	(6,139)	(449,313)
Zebra Technologies Corp., Class A	(3,928)	(436,204)
		(2,654,057)
Energy Equipment and Services — (2.5)%
Bristow Group, Inc.	(9,832)	(524,046)
Patterson-UTI Energy, Inc.	(25,577)	(481,231)
Rowan Cos. plc	(27,580)	(582,214)
RPC, Inc.	(30,771)	(425,563)
Unit Corp.	(10,911)	(295,906)
		(2,308,960)
Food and Staples Retailing — (1.3)%
PriceSmart, Inc.	(7,305)	(666,508)
United Natural Foods, Inc.	(9,381)	(597,382)
		(1,263,890)
Food Products — (4.4)%
Darling Ingredients, Inc.	(13,159)	(192,911)
General Mills, Inc.	(7,890)	(439,631)
Hain Celestial Group, Inc. (The)	(8,466)	(557,571)
Hershey Co. (The)	(5,649)	(501,801)
JM Smucker Co. (The)	(5,788)	(627,477)
Keurig Green Mountain, Inc.	(3,755)	(287,745)
Lancaster Colony Corp.	(5,682)	(516,210)
Post Holdings, Inc.	(7,566)	(408,034)
TreeHouse Foods, Inc.	(669)	(54,209)
WhiteWave Foods Co., Class A	(11,708)	(572,287)
		(4,157,876)
Gas Utilities — (1.0)%
South Jersey Industries, Inc.	(20,566)	(508,597)
WGL Holdings, Inc.	(8,574)	(465,483)
		(974,080)
Health Care Equipment and Supplies — (1.6)%
Becton Dickinson and Co.	(3,633)	(514,614)
Cooper Cos., Inc. (The)	(3,950)	(702,982)
IDEXX Laboratories, Inc.	(3,742)	(240,012)
		(1,457,608)
Health Care Providers and Services — (5.1)%
Acadia Healthcare Co., Inc.	(6,821)	(534,289)
Brookdale Senior Living, Inc.	(17,473)	(606,313)
DaVita HealthCare Partners, Inc.	(6,098)	(484,608)
Henry Schein, Inc.	(4,128)	(586,671)

19

	Shares	Value
Laboratory Corp. of America Holdings	(4,310)	$(522,458)
Owens & Minor, Inc.	(18,134)	(616,556)
Team Health Holdings, Inc.	(8,644)	(564,713)
Tenet Healthcare Corp.	(12,197)	(705,962)
WellCare Health Plans, Inc.	(2,261)	(191,801)
		(4,813,371)
Hotels, Restaurants and Leisure — (2.8)%
MGM Resorts International	(26,125)	(476,781)
Norwegian Cruise Line Holdings Ltd.	(10,215)	(572,449)
Panera Bread Co., Class A	(2,821)	(493,026)
Wendy's Co. (The)	(46,001)	(518,891)
Wynn Resorts Ltd.	(5,204)	(513,479)
		(2,574,626)
Household Durables — (2.9)%
D.R. Horton, Inc.	(8,437)	(230,836)
KB Home	(10,239)	(169,968)
Lennar Corp., Class A	(10,150)	(518,056)
M.D.C. Holdings, Inc.	(23,717)	(710,799)
Mohawk Industries, Inc.	(3,439)	(656,505)
TRI Pointe Homes, Inc.	(26,591)	(406,842)
		(2,693,006)
Insurance — (4.6)%
Arthur J Gallagher & Co.	(12,837)	(607,190)
Assurant, Inc.	(7,521)	(503,907)
First American Financial Corp.	(15,850)	(589,779)
Loews Corp.	(13,036)	(502,016)
MBIA, Inc.	(55,956)	(336,296)
Old Republic International Corp.	(41,689)	(651,599)
Validus Holdings Ltd.	(11,871)	(522,205)
White Mountains Insurance Group Ltd.	(878)	(575,037)
		(4,288,029)
Internet Software and Services — (1.1)%
Equinix, Inc.	(2,324)	(590,296)
Yahoo!, Inc.	(12,111)	(475,841)
		(1,066,137)
IT Services — (4.3)%
Alliance Data Systems Corp.	(2,308)	(673,797)
Cognizant Technology Solutions Corp.	(8,971)	(548,038)
FleetCor Technologies, Inc.	(1,078)	(168,233)
Gartner, Inc.	(5,360)	(459,781)
Genpact Ltd.	(30,155)	(643,206)
Global Payments, Inc.	(4,741)	(490,456)
Vantiv, Inc., Class A	(8,330)	(318,123)
WEX, Inc.	(6,012)	(685,188)
		(3,986,822)
Life Sciences Tools and Services — (0.2)%
Bio-Techne Corp.	(2,367)	(233,078)

20

	Shares	Value
Machinery — (2.5)%
CLARCOR, Inc.	(9,642)	$(600,118)
Donaldson Co., Inc.	(15,791)	(565,318)
SPX Corp.	(6,884)	(498,333)
Toro Co. (The)	(4,577)	(310,229)
WABCO Holdings, Inc.	(1,957)	(242,120)
Woodward, Inc.	(1,867)	(102,666)
		(2,318,784)
Marine — (0.5)%
Kirby Corp.	(6,630)	(508,256)
Media — (2.6)%
Charter Communications, Inc., Class A	(842)	(144,193)
DISH Network Corp., Class A	(4,373)	(296,096)
Live Nation Entertainment, Inc.	(14,656)	(402,893)
Loral Space & Communications, Inc.	(7,986)	(504,076)
Morningstar, Inc.	(7,317)	(582,067)
Tribune Media Co.	(9,227)	(492,630)
		(2,421,955)
Metals and Mining — (2.6)%
Allegheny Technologies, Inc.	(17,917)	(541,093)
Carpenter Technology Corp.	(13,623)	(526,938)
Freeport-McMoRan, Inc.	(29,277)	(545,138)
Goldcorp, Inc.	(15,769)	(255,458)
Worthington Industries, Inc.	(19,624)	(589,897)
		(2,458,524)
Multi-Utilities — (0.8)%
Dominion Resources, Inc.	(8,600)	(575,082)
Sempra Energy	(1,416)	(140,099)
		(715,181)
Multiline Retail — (0.5)%
Nordstrom, Inc.	(6,773)	(504,588)
Oil, Gas and Consumable Fuels — (4.4)%
Cabot Oil & Gas Corp.	(7,997)	(252,225)
Diamondback Energy, Inc.	(6,789)	(511,755)
Enbridge, Inc.	(10,589)	(495,459)
EQT Corp.	(5,367)	(436,552)
Gulfport Energy Corp.	(13,583)	(546,716)
Noble Energy, Inc.	(6,230)	(265,896)
Occidental Petroleum Corp.	(4,453)	(346,310)
QEP Resources, Inc.	(3,330)	(61,638)
Rice Energy, Inc.	(10,757)	(224,068)
SemGroup Corp., Class A	(1,998)	(158,801)
Williams Cos., Inc. (The)	(13,919)	(798,812)
		(4,098,232)
Paper and Forest Products — (0.5)%
Louisiana-Pacific Corp.	(27,965)	(476,244)

21

	Shares	Value
Pharmaceuticals — (0.6)%
Akorn, Inc.	(12,094)	$(528,024)
Professional Services — (0.7)%
Advisory Board Co. (The)	(12,055)	(659,047)
Real Estate Investment Trusts (REITs) — (2.5)%
Alexandria Real Estate Equities, Inc.	(6,208)	(542,952)
Essex Property Trust, Inc.	(543)	(115,387)
Kite Realty Group Trust	(20,036)	(490,281)
Potlatch Corp.	(13,822)	(488,193)
SL Green Realty Corp.	(1,585)	(174,176)
WP Carey, Inc.	(8,631)	(508,711)
		(2,319,700)
Real Estate Management and Development — (1.3)%
Howard Hughes Corp. (The)	(4,277)	(613,920)
Kennedy-Wilson Holdings, Inc.	(23,347)	(574,103)
		(1,188,023)
Road and Rail — (2.5)%
Genesee & Wyoming, Inc., Class A	(6,177)	(470,564)
JB Hunt Transport Services, Inc.	(6,164)	(506,003)
Kansas City Southern	(5,529)	(504,245)
Knight Transportation, Inc.	(17,955)	(480,116)
Landstar System, Inc.	(6,113)	(408,776)
		(2,369,704)
Semiconductors and Semiconductor Equipment — (2.0)%
Cree, Inc.	(16,228)	(422,415)
Cypress Semiconductor Corp.	(37,014)	(435,285)
SunEdison, Inc.	(18,038)	(539,516)
SunPower Corp.	(17,034)	(483,936)
		(1,881,152)
Software — (1.1)%
CommVault Systems, Inc.	(12,389)	(525,417)
Solera Holdings, Inc.	(11,078)	(493,636)
		(1,019,053)
Specialty Retail — (4.3)%
Asbury Automotive Group, Inc.	(6,353)	(575,709)
Ascena Retail Group, Inc.	(34,869)	(580,743)
Cabela's, Inc.	(11,425)	(571,022)
CarMax, Inc.	(7,862)	(520,543)
CST Brands, Inc.	(12,425)	(485,320)
Men's Wearhouse, Inc. (The)	(8,548)	(547,670)
Restoration Hardware Holdings, Inc.	(7,203)	(703,229)
		(3,984,236)
Textiles, Apparel and Luxury Goods — (0.6)%
Under Armour, Inc., Class A	(7,211)	(601,686)
Thrifts and Mortgage Finance — (0.7)%
TFS Financial Corp.	(40,930)	(688,443)

22

	Shares	Value
Trading Companies and Distributors — (1.5)%
MRC Global, Inc.	(32,339)	$(499,314)
Watsco, Inc.	(5,744)	(710,763)
WW Grainger, Inc.	(789)	(186,717)
		(1,396,794)
Transportation Infrastructure — (0.5)%
Macquarie Infrastructure Corp.	(5,976)	(493,797)
Wireless Telecommunication Services — (0.7)%
United States Cellular Corp.	(16,734)	(630,370)
TOTAL COMMON STOCKS SOLD SHORT — (95.3)% (Proceeds $86,259,335)		(89,109,442)
OTHER ASSETS AND LIABILITIES(3) — 97.9%		91,537,531
TOTAL NET ASSETS — 100.0%		$93,500,647

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $52,999,672.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $87,134,233)	$91,072,558
Cash	5,738
Deposits with broker for securities sold short	92,117,769
Receivable for investments sold	503,081
Receivable for capital shares sold	127,392
Dividends and interest receivable	98,456
183,924,994

Liabilities
Securities sold short, at value (proceeds of $86,259,335)	89,109,442
Payable for investments purchased	624,822
Payable for capital shares redeemed	493,402
Accrued management fees	109,251
Distribution and service fees payable	10,001
Dividend expense payable on securities sold short	77,429
90,424,347

Net Assets	$93,500,647

Net Assets Consist of:
Capital (par value and paid-in surplus)	$97,109,794
Accumulated net investment loss	(1,453,092)
Accumulated net realized loss	(3,244,273)
Net unrealized appreciation	1,088,218
$93,500,647

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$57,262,877	5,151,592	$11.12
Institutional Class, $0.01 Par Value	$9,509,362	841,173	$11.30
A Class, $0.01 Par Value	$18,128,716	1,663,684	$10.90*
C Class, $0.01 Par Value	$6,412,641	628,395	$10.20
R Class, $0.01 Par Value	$2,187,051	205,099	$10.66
*Maximum offering price $11.56 (net asset value divided by 0.9425).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,452)	$1,645,484
Interest	957
1,646,441

Expenses:
Dividend expense on securities sold short	1,502,361
Broker fees and charges on securities sold short	196,232
Management fees	1,483,377
Distribution and service fees:
A Class	49,688
C Class	61,788
R Class	9,721
Directors' fees and expenses	5,615
Other expenses	2,392
3,311,174

Net investment income (loss)	(1,664,733)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,719,973
Securities sold short transactions	(10,411,791)
Foreign currency transactions	428
5,308,610

Change in net unrealized appreciation (depreciation) on:
Investments	(10,990,355)
Securities sold short	6,117,846
(4,872,509)

Net realized and unrealized gain (loss)	436,101

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,228,632)

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$(1,664,733)	$(1,228,559)
Net realized gain (loss)	5,308,610	2,462,143
Change in net unrealized appreciation (depreciation)	(4,872,509)	979,045
Net increase (decrease) in net assets resulting from operations	(1,228,632)	2,212,629

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(11,523,563)	58,107,021

Net increase (decrease) in net assets	(12,752,195)	60,319,650

Net Assets
Beginning of period	106,252,842	45,933,192
End of period	$93,500,647	$106,252,842

Accumulated net investment loss	$(1,453,092)	$(754,355)

See Notes to Financial Statements.

26

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Equity Market Neutral Fund (formerly Equity Market Neutral Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital appreciation independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

27

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security.  Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

28

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 1.0480% to 1.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 1.37% for the Investor Class, A Class, C Class and R Class and 1.17% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

29

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2015 were $251,716,607 and $251,672,491, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	5,311,573	$59,900,281	4,167,692	$46,504,446
Redeemed	(4,666,469)	(52,488,240)	(1,322,752)	(14,744,863)
	645,104	7,412,041	2,844,940	31,759,583
Institutional Class/Shares Authorized	30,000,000		10,000,000
Sold	976,227	11,193,730	1,584,808	17,845,989
Redeemed	(1,608,708)	(18,384,088)	(522,372)	(5,868,679)
	(632,481)	(7,190,358)	1,062,436	11,977,310
A Class/Shares Authorized	20,000,000		20,000,000
Sold	829,380	9,205,624	2,785,296	30,631,505
Redeemed	(2,005,491)	(22,268,911)	(1,597,487)	(17,540,509)
	(1,176,111)	(13,063,287)	1,187,809	13,090,996
C Class/Shares Authorized	20,000,000		10,000,000
Sold	180,581	1,875,918	205,123	2,127,456
Redeemed	(102,013)	(1,059,772)	(88,675)	(914,954)
	78,568	816,146	116,448	1,212,502
R Class/Shares Authorized	20,000,000		10,000,000
Sold	133,226	1,443,496	66,960	724,675
Redeemed	(86,698)	(941,601)	(61,969)	(658,045)
	46,528	501,895	4,991	66,630
Net increase (decrease)	(1,038,392)	$(11,523,563)	5,216,624	$58,107,021

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

30

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$89,074,057	—	—
Temporary Cash Investments	327,185	$1,671,316	—
	$89,401,242	$1,671,316	—

Liabilities
Securities Sold Short
Common Stocks	$(89,109,442)	—	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended June 30, 2015 and June 30, 2014.

The reclassifications, which are primarily due to net operating losses, were made to capital $(969,276), accumulated net investment loss $965,996, and accumulated net realized loss $3,280.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$87,275,578
Gross tax appreciation of investments	$9,054,191
Gross tax depreciation of investments	(5,257,211)
Net tax appreciation (depreciation) of investments	3,796,980
Net tax appreciation (depreciation) on securities sold short	(3,109,689)
Net tax appreciation (depreciation)	$687,291
Undistributed ordinary income	—
Late-year ordinary loss deferral	$(1,453,092)
Post-October capital loss deferral	$(2,843,346)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

31

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.24	(0.16)	0.04	(0.12)	$11.12	(1.07)%	2.91%	1.38%	(1.42)%	243%	$57,263
2014	$10.78	(0.17)	0.63	0.46	$11.24	4.27%	2.92%	1.38%	(1.56)%	226%	$50,641
2013	$10.54	(0.11)	0.35	0.24	$10.78	2.28%	3.07%	1.39%	(1.00)%	222%	$17,916
2012	$10.37	(0.22)	0.39	0.17	$10.54	1.64%	3.38%	1.40%	(2.07)%	252%	$23,019
2011	$10.00	(0.22)	0.59	0.37	$10.37	3.70%	3.50%	1.42%	(2.34)%	261%	$21,866
Institutional Class
2015	$11.41	(0.14)	0.03	(0.11)	$11.30	(0.96)%	2.71%	1.18%	(1.22)%	243%	$9,509
2014	$10.92	(0.15)	0.64	0.49	$11.41	4.49%	2.72%	1.18%	(1.36)%	226%	$16,810
2013	$10.65	(0.08)	0.35	0.27	$10.92	2.54%	2.87%	1.19%	(0.80)%	222%	$4,491
2012	$10.46	(0.20)	0.39	0.19	$10.65	1.82%	3.18%	1.20%	(1.87)%	252%	$5,618
2011	$10.07	(0.26)	0.65	0.39	$10.46	3.87%	3.30%	1.22%	(2.14)%	261%	$4,194
A Class
2015	$11.04	(0.19)	0.05	(0.14)	$10.90	(1.27)%	3.16%	1.63%	(1.67)%	243%	$18,129
2014	$10.62	(0.20)	0.62	0.42	$11.04	3.95%	3.17%	1.63%	(1.81)%	226%	$31,354
2013	$10.41	(0.13)	0.34	0.21	$10.62	2.02%	3.32%	1.64%	(1.25)%	222%	$17,545
2012	$10.27	(0.24)	0.38	0.14	$10.41	1.36%	3.63%	1.65%	(2.32)%	252%	$32,386
2011	$9.93	(0.26)	0.60	0.34	$10.27	3.42%	3.75%	1.67%	(2.59)%	261%	$28,691

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$10.42	(0.25)	0.03	(0.22)	$10.20	(2.11)%	3.91%	2.38%	(2.42)%	243%	$6,413
2014	$10.10	(0.26)	0.58	0.32	$10.42	3.17%	3.92%	2.38%	(2.56)%	226%	$5,729
2013	$9.97	(0.20)	0.33	0.13	$10.10	1.30%	4.07%	2.39%	(2.00)%	222%	$4,377
2012	$9.91	(0.31)	0.37	0.06	$9.97	0.61%	4.38%	2.40%	(3.07)%	252%	$5,815
2011	$9.65	(0.32)	0.58	0.26	$9.91	2.69%	4.50%	2.42%	(3.34)%	261%	$6,845
R Class
2015	$10.83	(0.21)	0.04	(0.17)	$10.66	(1.57)%	3.41%	1.88%	(1.92)%	243%	$2,187
2014	$10.45	(0.22)	0.60	0.38	$10.83	3.64%	3.42%	1.88%	(2.06)%	226%	$1,718
2013	$10.26	(0.16)	0.35	0.19	$10.45	1.85%	3.57%	1.89%	(1.50)%	222%	$1,604
2012	$10.15	(0.26)	0.37	0.11	$10.26	1.08%	3.88%	1.90%	(2.57)%	252%	$1,039
2011	$9.84	(0.26)	0.57	0.31	$10.15	3.15%	4.00%	1.92%	(2.84)%	261%	$837

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

33

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the
AC Alternatives Equity Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AC Alternatives Equity Market Neutral Fund (formerly Equity Market Neutral Fund) (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

34

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

37

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

38

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

39

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

40

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

41

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86501 1508

ANNUAL REPORT	JUNE 30, 2015

Global Gold Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGEIX	-32.61%	-17.06%	-0.60%	0.91%	8/17/88
NYSE Arca Gold Miners Index	—	-31.97%	-18.26%	-1.84%	N/A(1)	—
MSCI World Index	—	1.43%	13.09%	6.37%	7.22%(2)	—
Institutional Class	AGGNX	-32.48%	-16.90%	—	-8.76%	9/28/07
A Class(3)	ACGGX					5/6/98
No sales charge*		-32.84%	-17.27%	-0.85%	2.32%
With sales charge*		-36.71%	-18.25%	-1.43%	1.97%
C Class	AGYCX	-33.36%	-17.90%	—	-9.86%	9/28/07
R Class	AGGWX	-32.98%	-17.47%	—	-9.40%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark total return data first available October 2004.

(2)	Since August 31, 1988, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $9,416

NYSE Arca Gold Miners Index — $8,303

MSCI World Index — $18,557

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Global Gold declined -32.61%* for the 12 months ended June 30, 2015. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, declined -31.97%. The fund’s return reflects operating expenses, while the benchmark’s return does not.

Gold Prices Declined

Gold bullion prices were volatile during the 12-month period, but the overall pricing trend was downward. During the first six months, gold prices steadily declined largely due to the conclusion of the Federal Reserve’s (the Fed’s) quantitative easing (QE) program in October 2014 and the U.S. dollar’s mounting strength versus other major currencies. Investors viewed the end of QE as the removal of a key longer-term inflation trigger that had been supporting higher gold bullion prices. Meanwhile, the prospect for higher U.S. interest rates and a stronger U.S. dollar resulting from reduced Fed support and a likely tightening of monetary policy also pressured gold prices. Gold, which is priced in U.S. dollars and generally moves in the opposite direction of the dollar, became more expensive for foreign buyers.

Gold prices rallied in early 2015, as weak U.S. economic data suggested the Fed would extend its timetable for rate hikes. In addition, stimulus measures from the European Central Bank and concerns about Greece’s debt crisis further supported gold. But the rally was short-lived. Waning demand for the precious metal, particularly in China, and an easing of tensions between Greece and its creditors caused gold prices to tumble. Furthermore, improving U.S. economic data reignited investors’ concerns about a near-term Fed rate hike, and gold maintained its downward path through the end of the period.

Additionally, low current inflation decreased gold’s attractiveness as a potential hedge against rising inflation. The U.S. inflation rate, as measured by the 12-month change in the Consumer Price Index, was only 0.1% as of June 30, 2015.

Production Costs Hampered Mining Stocks’ Performance

Overall for the 12-month period, gold prices declined nearly 11%, according to the London Gold Market Fixing. Gold mining stocks generally underperformed the price of gold largely due to rising production costs. For example, the average production cost of an ounce of gold was $1,200 in 2014, according to the World Gold Council. With gold prices steadily declining, from $1,315 an ounce as of June 30, 2014, to $1,171 a year later, profit margins at mining companies also declined. Furthermore, geopolitical risks, which helped lift the price of gold at various points during the 12-month period, had the opposite effect on gold stocks, as investors worried some mining countries would increase fees or taxes to meet political goals.

The fund’s underperformance relative to the benchmark primarily was due to the effects of currency exchange rates in the strong-U.S.-dollar environment. Stock selection was a positive contributor on a relative basis.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Positioning Favored Quality

The fund typically holds a 20% allocation to explorers and emerging producers, which are more closely tied to the performance of the metal than the larger gold producers. We believe these companies provide most of the growth opportunities in the sector, compared with the senior miners. We maintained the quality of this allocation by focusing on higher-grade projects and operations in “safe” geopolitical jurisdictions, while avoiding companies requiring financing in the next two years.

To counteract concerns about rising production costs, we held an overweight position in stocks of companies with pre-negotiated revenue streams and the ability to participate in the upside of production growth. We believe these companies should perform well when financing is tight.

U.S. Company Was a Main Detractor

Underweight positions relative to the benchmark in China, Australia, and Hong Kong were among the largest detractors from relative results. In terms of individual holdings, a portfolio-only position in Midway Gold, a U.S.-based gold mining company, was a main detractor. The rate of recovery at the company’s Pan Gold Mine in Nevada fell short of expectations, and late in the period Midway filed for bankruptcy protection. We exited the position prior to the bankruptcy announcement.

China’s Zijin Mining, a mining conglomerate, advanced on acquisition-driven growth. During the reporting period, the company spent nearly $1 billion on stakes in mines owned by several global mining companies. This action lifted Zijin to the third-largest gold mining company in terms of market capitalization. Our underweight position in Zijin weighed on relative results.

Canada Led Contributors

Overall, stock selection in Canada, stock selection and an underweight position in South Africa, and an overweight position in the U.K. had positive effects on relative performance. In terms of individual holdings, several positions in Canada were among the top contributors, including portfolio-only positions in Guyana Goldfields and Virginia Mines. Guyana Goldfields, a mineral exploration company, is based in Canada but is primarily engaged in the exploration and development of gold deposits in Guyana, South America. In early September 2014, Guyana announced its wholly-owned Aurora Gold Project was fully funded, and in late March, the company reported the project was on schedule and on budget for mid-2015 commercial gold production. By the end of the reporting period, several analysts had increased their price targets for the company’s stock.

Virginia Mines, a gold-focused royalty company, announced in November 2014 it would merge with rival Osisko Gold Royalties, creating a combined company that would generate cash from Quebec’s two biggest gold mines. Osisko’s purchase price represented a 41% premium to the previous day’s closing price of Virginia Mines’ shares.

Security Selection Remains Key

We remain cautious toward the near-term prospects for gold mining stocks. We believe longer-term support for gold prices could come in the form of strong demand from central banks in the emerging markets, rising inflation stemming from the effects of unprecedented monetary and fiscal policies in the developed world, and rising consumer demand from emerging economies.

With gold mining companies continuing to face production cost and geopolitical challenges, we believe security selection remains crucial. In particular, we favor companies with higher-quality mines, proven reserves, and healthier balance sheets. We will seek to provide an investment that moves in line with gold prices and add value wherever possible.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Goldcorp, Inc.(1)	7.1%
Franco-Nevada Corp.	7.1%
Randgold Resources Ltd. ADR	6.5%
Agnico-Eagle Mines Ltd.(1)	6.3%
Royal Gold, Inc.	6.0%
Barrick Gold Corp.	5.8%
Newmont Mining Corp.	5.2%
Newcrest Mining Ltd.	4.7%
Silver Wheaton Corp.	4.6%
Yamana Gold, Inc.(1)	3.1%
(1) Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	65.5%
United States	12.2%
United Kingdom	7.2%
South Africa	5.1%
Australia	4.9%
Peru	2.6%
China	1.2%
Hong Kong	0.2%
Cash and Equivalents(2)	1.1%
(2) Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	86.6%
Domestic Common Stocks	12.2%
Warrants	0.1%
Total Equity Exposure	98.9%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.4)%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$967.80	$3.27	0.67%
Institutional Class	$1,000	$968.00	$2.29	0.47%
A Class	$1,000	$966.00	$4.48	0.92%
C Class	$1,000	$962.40	$8.13	1.67%
R Class	$1,000	$964.60	$5.70	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 98.8%
Australia — 4.9%
Newcrest Mining Ltd.(1)	1,450,313	$14,569,240
Northern Star Resources Ltd.	369,800	630,555
		15,199,795
Canada — 65.4%
Agnico-Eagle Mines Ltd.	481,466	13,669,163
Agnico-Eagle Mines Ltd. New York Shares	202,700	5,750,599
Alacer Gold Corp.(1)	629,000	1,475,556
Alamos Gold, Inc.	359,800	2,036,658
ATAC Resources Ltd.(1)	2,073,300	771,885
AuRico Gold, Inc.	768,531	2,196,682
B2Gold Corp.(1)	2,780,182	4,251,519
Barrick Gold Corp.	1,679,612	17,904,664
Continental Gold, Inc.(1)	621,000	1,496,565
Detour Gold Corp.(1)	836,501	9,624,115
Eldorado Gold Corp.	2,221,400	9,212,852
First Majestic Silver Corp.(1)	102,400	496,013
Franco-Nevada Corp.	458,994	21,891,331
GoGold Resources, Inc.(1)	5,794,925	6,959,478
Gold Standard Ventures Corp.(1)(3)	3,100,000	1,469,400
Gold Standard Ventures Corp. (Acquired 2/25/14, Cost $3,843,794)(1)(2)(3)	5,918,108	3,032,497
Goldcorp, Inc.	1,313,776	21,321,249
Goldcorp, Inc. New York Shares	39,500	639,900
Guyana Goldfields, Inc.(1)	1,621,621	5,141,408
IAMGOLD Corp.(1)	341,519	683,585
Kinross Gold Corp.(1)	930,152	2,167,128
Kinross Gold Corp. New York Shares(1)	996,657	2,312,244
MAG Silver Corp.(1)	390,500	3,060,845
Nevsun Resources Ltd.	220,400	829,368
New Gold, Inc.(1)	1,764,300	4,732,110
OceanaGold Corp.	322,300	797,363
Osisko Gold Royalties Ltd.	508,790	6,403,666
Pan American Silver Corp.	96,870	832,973
Pan American Silver Corp. NASDAQ Shares	145,300	1,248,127
Premier Gold Mines Ltd.(1)	2,398,800	4,647,795
Pretium Resources, Inc.(1)	143,400	776,128
Primero Mining Corp.(1)	786,212	3,065,534
Romarco Minerals, Inc.(1)	5,903,126	2,008,670
Roxgold, Inc.(1)	4,969,200	3,063,478
Sandstorm Gold Ltd.(1)	603,807	1,783,865
SEMAFO, Inc.(1)	1,463,100	3,935,962
Silver Wheaton Corp.	825,100	14,307,234
Tahoe Resources, Inc.	343,600	4,165,015
Torex Gold Resources, Inc.(1)	3,147,390	2,847,519
Yamana Gold, Inc.	1,966,822	5,920,937

10

	Shares	Value
Yamana Gold, Inc. New York Shares	1,252,081	$3,756,243
		202,687,323
China — 1.2%
Zhaojin Mining Industry Co. Ltd.	1,406,500	880,021
Zijin Mining Group Co. Ltd., H Shares	7,992,000	2,814,683
		3,694,704
Hong Kong — 0.2%
G-Resources Group Ltd.	24,249,000	782,069
Peru — 2.6%
Cia de Minas Buenaventura SA ADR	784,700	8,145,186
South Africa — 5.1%
AngloGold Ashanti Ltd.(1)	435,302	3,896,107
AngloGold Ashanti Ltd. ADR(1)	517,376	4,630,515
Gold Fields Ltd.	1,566,410	5,007,070
Harmony Gold Mining Co. Ltd.(1)	773,950	1,036,938
Sibanye Gold Ltd. ADR	191,300	1,233,885
		15,804,515
United Kingdom — 7.2%
Fresnillo plc	200,203	2,183,109
Randgold Resources Ltd. ADR	302,500	20,252,375
		22,435,484
United States — 12.2%
Coeur Mining, Inc.(1)	225,959	1,290,226
Hecla Mining Co.	650,175	1,709,960
Newmont Mining Corp.	694,314	16,219,175
Royal Gold, Inc.	300,921	18,533,725
		37,753,086
TOTAL COMMON STOCKS (Cost $295,873,963)		306,502,162
WARRANTS — 0.1%
Canada — 0.1%
Sandstorm Gold Ltd.(1)	115,000	27,622
Gold Standard Ventures Corp. (Acquired 2/25/14, Cost $—)(1)(2)(3)	2,959,054	94,766
TOTAL WARRANTS (Cost $—)		122,388
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $788,523), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $772,791)		772,789
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $3,154,687), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $3,092,001)		3,092,000
State Street Institutional Liquid Reserves Fund, Premier Class	773,038	773,038
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,637,827)		4,637,827
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $300,511,790)		311,262,377
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,160,774)
TOTAL NET ASSETS — 100.0%		$310,101,603

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $3,127,263, which represented 1.0% of total net assets.

(3)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities - unaffiliated, at value (cost of $294,683,996)	$306,665,714
Investment securities - affiliated, at value (cost of $5,827,794)	4,596,663
Total investment securities, at value (cost of $300,511,790)	311,262,377
Foreign currency holdings, at value (cost of $99,566)	98,494
Receivable for investments sold	14,201
Receivable for capital shares sold	239,635
Dividends and interest receivable	213,363
311,828,070

Liabilities
Payable for investments purchased	636,062
Payable for capital shares redeemed	909,995
Accrued management fees	175,911
Distribution and service fees payable	4,499
1,726,467

Net Assets	$310,101,603

Net Assets Consist of:
Capital (par value and paid-in surplus)	$421,450,457
Distributions in excess of net investment income	(11,269,847)
Accumulated net realized loss	(110,829,103)
Net unrealized appreciation	10,750,096
$310,101,603

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$288,172,452	39,987,873	$7.21
Institutional Class, $0.01 Par Value	$9,638,780	1,330,066	$7.25
A Class, $0.01 Par Value	$7,732,398	1,087,757	$7.11*
C Class, $0.01 Par Value	$2,024,217	292,806	$6.91
R Class, $0.01 Par Value	$2,533,756	358,023	$7.08
*Maximum offering price $7.54 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $473,060)	$3,381,915
Interest	1,449
3,383,364

Expenses:
Management fees	2,527,436
Distribution and service fees:
A Class	26,222
C Class	26,817
R Class	14,514
Directors' fees and expenses	20,216
Other expenses	868
2,616,073

Net investment income (loss)	767,291

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(22,444,824)
Foreign currency transactions	(19,071)
(22,463,895)

Change in net unrealized appreciation (depreciation) on:
Investments	(138,731,363)
Translation of assets and liabilities in foreign currencies	1,843
(138,729,520)

Net realized and unrealized gain (loss)	(161,193,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(160,426,124)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$767,291	$1,775,926
Net realized gain (loss)	(22,463,895)	(43,794,190)
Change in net unrealized appreciation (depreciation)	(138,729,520)	100,865,932
Net increase (decrease) in net assets resulting from operations	(160,426,124)	58,847,668

Distributions to Shareholders
From net investment income:
Investor Class	(10,071,945)	—
Institutional Class	(349,838)	—
A Class	(241,144)	—
C Class	(56,176)	—
R Class	(72,275)	—
Decrease in net assets from distributions	(10,791,378)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(13,658,823)	(12,947,944)

Redemption Fees
Increase in net assets from redemption fees	46,235	116,151

Net increase (decrease) in net assets	(184,830,090)	46,015,875

Net Assets
Beginning of period	494,931,693	448,915,818
End of period	$310,101,603	$494,931,693

Distributions in excess of net investment income	$(11,269,847)	$(11,279,109)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 0.66% for the Investor Class, A Class, C Class and R Class and 0.46% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $63,888,431 and $85,730,003, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	6,245,224	$54,744,954	8,675,193	$87,122,900
Issued in reinvestment of distributions	1,337,081	9,359,567	—	—
Redeemed	(8,672,509)	(72,469,815)	(10,791,654)	(105,185,148)
	(1,090,204)	(8,365,294)	(2,116,461)	(18,062,248)
Institutional Class/Shares Authorized	30,000,000		10,000,000
Sold	507,084	4,587,343	641,890	6,525,981
Issued in reinvestment of distributions	49,764	349,838	—	—
Redeemed	(516,894)	(4,501,765)	(785,576)	(7,970,276)
	39,954	435,416	(143,686)	(1,444,295)
A Class/Shares Authorized	20,000,000		10,000,000
Sold	1,144,536	10,110,276	2,178,363	20,602,231
Issued in reinvestment of distributions	34,064	235,378	—	—
Redeemed	(1,771,595)	(16,188,007)	(1,596,288)	(15,500,470)
	(592,995)	(5,842,353)	582,075	5,101,761
C Class/Shares Authorized	20,000,000		10,000,000
Sold	113,525	975,833	169,566	1,601,064
Issued in reinvestment of distributions	6,931	46,781	—	—
Redeemed	(153,298)	(1,166,484)	(67,047)	(655,016)
	(32,842)	(143,870)	102,519	946,048
R Class/Shares Authorized	20,000,000		10,000,000
Sold	189,809	1,580,878	192,549	1,877,414
Issued in reinvestment of distributions	10,100	69,590	—	—
Redeemed	(162,801)	(1,393,190)	(139,953)	(1,366,624)
	37,108	257,278	52,596	510,790
Net increase (decrease)	(1,638,979)	$(13,658,823)	(1,522,957)	$(12,947,944)

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended June 30, 2015 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Gold Standard Ventures Corp.(1)(2)(3)	$5,407,578	$1,984,000	—	—	—	$4,596,663

(1)	Includes all common stocks and warrants of the issuer held by the fund.

(2)	Non-income producing.

(3)	A portion has been deemed restricted.

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7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$47,388,411	$155,298,912	—
Peru	8,145,186	—	—
South Africa	5,864,400	9,940,115	—
United Kingdom	20,252,375	2,183,109	—
United States	37,753,086	—	—
Other Countries	—	19,676,568	—
Warrants	—	122,388	—
Temporary Cash Investments	773,038	3,864,789	—
	$120,176,496	$191,085,881	—

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

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9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$10,791,378	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to net operating losses, were made to capital $(8,266,436), distributions in excess of net investment income $10,033,349, and accumulated net realized loss $(1,766,913).

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$319,873,738
Gross tax appreciation of investments	$67,682,764
Gross tax depreciation of investments	(76,294,125)
Net tax appreciation (depreciation) of investments	(8,611,361)
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(6,139)
Net tax appreciation (depreciation)	$(8,617,500)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(22,892,062)
Accumulated long-term capital losses	$(79,839,292)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$11.08	0.02	(3.64)	(3.62)	(0.25)	—	(0.25)	$7.21	(32.61)%	0.67%	0.21%	17%	$288,172
2014	$9.72	0.04	1.32	1.36	—	—	—	$11.08	13.99%	0.67%	0.40%	29%	$455,211
2013	$17.08	0.10	(7.26)	(7.16)	(0.20)	—	(0.20)	$9.72	(42.43)%	0.68%	0.61%	6%	$419,703
2012	$22.90	0.05	(4.50)	(4.45)	—	(1.37)	(1.37)	$17.08	(20.43)%	0.69%	0.23%	8%	$789,135
2011	$23.11	(0.04)	3.06	3.02	(1.60)	(1.63)	(3.23)	$22.90	11.44%	0.69%	(0.18)%	32%	$1,081,258
Institutional Class
2015	$11.14	0.04	(3.67)	(3.63)	(0.26)	—	(0.26)	$7.25	(32.48)%	0.47%	0.41%	17%	$9,639
2014	$9.75	0.06	1.33	1.39	—	—	—	$11.14	14.26%	0.47%	0.60%	29%	$14,375
2013	$17.13	0.14	(7.28)	(7.14)	(0.24)	—	(0.24)	$9.75	(42.30)%	0.48%	0.81%	6%	$13,976
2012	$22.92	0.10	(4.52)	(4.42)	—	(1.37)	(1.37)	$17.13	(20.28)%	0.49%	0.43%	8%	$15,971
2011	$23.13	0.01	3.06	3.07	(1.65)	(1.63)	(3.28)	$22.92	11.64%	0.49%	0.02%	32%	$19,854
A Class
2015	$10.94	(0.01)	(3.59)	(3.60)	(0.23)	—	(0.23)	$7.11	(32.84)%	0.92%	(0.04)%	17%	$7,732
2014	$9.61	0.01	1.32	1.33	—	—	—	$10.94	13.84%	0.92%	0.15%	29%	$18,387
2013	$16.90	0.06	(7.19)	(7.13)	(0.16)	—	(0.16)	$9.61	(42.61)%	0.93%	0.36%	6%	$10,561
2012	$22.72	—(3)	(4.45)	(4.45)	—	(1.37)	(1.37)	$16.90	(20.60)%	0.94%	(0.02)%	8%	$15,550
2011	$22.95	(0.10)	3.03	2.93	(1.53)	(1.63)	(3.16)	$22.72	11.15%	0.94%	(0.43)%	32%	$21,292

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$10.64	(0.07)	(3.48)	(3.55)	(0.18)	—	(0.18)	$6.91	(33.36)%	1.67%	(0.79)%	17%	$2,024
2014	$9.42	(0.06)	1.28	1.22	—	—	—	$10.64	12.95%	1.67%	(0.60)%	29%	$3,465
2013	$16.56	(0.05)	(7.06)	(7.11)	(0.03)	—	(0.03)	$9.42	(43.02)%	1.68%	(0.39)%	6%	$2,102
2012	$22.46	(0.16)	(4.37)	(4.53)	—	(1.37)	(1.37)	$16.56	(21.21)%	1.69%	(0.77)%	8%	$2,826
2011	$22.72	(0.29)	2.99	2.70	(1.33)	(1.63)	(2.96)	$22.46	10.31%	1.69%	(1.18)%	32%	$3,593
R Class
2015	$10.89	(0.02)	(3.58)	(3.60)	(0.21)	—	(0.21)	$7.08	(32.98)%	1.17%	(0.29)%	17%	$2,534
2014	$9.59	(0.01)	1.31	1.30	—	—	—	$10.89	13.56%	1.17%	(0.10)%	29%	$3,494
2013	$16.86	0.03	(7.18)	(7.15)	(0.12)	—	(0.12)	$9.59	(42.74)%	1.18%	0.11%	6%	$2,574
2012	$22.73	(0.05)	(4.45)	(4.50)	—	(1.37)	(1.37)	$16.86	(20.82)%	1.19%	(0.27)%	8%	$2,623
2011	$22.96	(0.16)	3.02	2.86	(1.46)	(1.63)	(3.09)	$22.73	10.87%	1.19%	(0.68)%	32%	$2,567

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Global Gold Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Gold Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

27

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

29

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $1,003,471, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86502 1508

ANNUAL REPORT	JUNE 30, 2015

Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	2.87%	16.54%	6.58%	10.11%	12/17/90
S&P 500 Index	—	7.42%	17.33%	7.89%	10.05%	—
Institutional Class	AMGIX	3.10%	16.78%	6.80%	6.24%	1/28/98
A Class(1)	AMADX					12/15/97
No sales charge*		2.62%	16.25%	6.32%	5.79%
With sales charge*		-3.29%	14.89%	5.69%	5.43%
C Class	ACGCX	1.86%	15.39%	5.53%	4.55%	6/28/01
R Class	AICRX	2.36%	15.97%	6.05%	7.22%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $18,920

S&P 500 Index — $21,377

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.17%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

Income & Growth returned 2.87%* for the fiscal year ended June 30, 2015, compared with the 7.42% return of its benchmark, the S&P 500 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. Income & Growth produced gains for the 12-month period, but was unable to match the return of its benchmark. Security selection in the consumer discretionary and information technology sectors detracted from fund results, while positioning in the utilities and energy sectors contributed to relative performance.

Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment with a valuation tilt, while striving to minimize unintended risks along industries and other risk characteristics. Within the investment universe, more expensive growth names led the markets over the past year. Within the fund, valuation-based factors proved most difficult. Stocks with low or no dividends strongly outperformed companies with higher-than-benchmark dividends. Given the fund’s higher target dividend yield relative to the S&P 500 Index, this proved particularly difficult for excess returns.

Consumer Discretionary, Information Technology Sectors Hampered Relative Gains

The consumer discretionary sector’s underperformance came from a number of industries, with household durables and specialty retailers producing leading detraction. An overweight position, relative to the benchmark, in Garmin weighed on results after the global positioning systems (GPS) maker reported disappointing first-quarter earnings and revenues, due largely to declines in its auto segment as consumers increasingly turned to their smartphones for GPS guidance. Despite the disappointment, the stock continues to look attractive across a number of factors, especially valuation. Elsewhere in the sector, a portfolio-only position in casino operator Las Vegas Sands was detrimental. The company’s stock price fell dramatically on weaker-than-expected revenue and earnings, and management’s announced dividend increase and two-billion-dollar buyback program was not enough to stave off price declines. Our conviction in the holding is driven by strong quality and valuation insights.

Information technology sector holdings diminished the fund’s gains, with detraction spread across a number of industries. Leading underperformance on a security level came from an overweight position, relative to the benchmark, in QUALCOMM. The semiconductor manufacturer’s stock price fell sharply after company management reduced revenue and earnings estimates for the coming year based on the supposition that a major smartphone customer would turn to a different processor supplier rather than using QUALCOMM’s high-end Snapdragon 810 processor.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Although the energy sector was an overall contributor to relative gains, a number of individual holdings weighed on results. Key detractors included Ensco, a provider of offshore drilling services, and equipment supplier National Oilwell Varco, which fell during the first half of the period together with plunging oil prices. Both positions were sold out of the fund. Other individual detractors included an overweight position in construction equipment manufacturer Caterpillar as investors worried that energy sector demand for the company’s equipment would decline due to ongoing weakness in oil prices, thereby negatively impacting revenues. Despite investor jitters the holding’s growth and valuation metrics remain very strong.

Utilities and Energy Sector Positioning Contributed

Limited exposure to the underperforming utilities and energy sectors, particularly underweight positioning in oil, gas, and consumable fuels holdings, bolstered the fund’s relative returns. Key contribution stemmed from holding less than the benchmark weighting in Chevron, which declined steadily throughout the period together with the price of oil.

A number of individual outperformers were health care sector names. An overweight position in insurance and managed care provider Aetna was a key contributor in the space, advancing amid merger speculation in the recent wave of health insurance industry consolidation. Higher demand for its therapies led biotechnology company Amgen to consistently beat earnings and revenue expectations. In addition, management’s restructuring and share buyback programs further supported the company’s stock price.

Elsewhere, gains were bolstered by an overweight position in Staples. The office supplies retailer’s stock rallied on speculation about the benefits of a possible merger with Office Depot. Likewise, an overweight position in beverage manufacturer Dr Pepper Snapple Group helped the fund’s returns following steady appreciation during the first half of the year due to continued revenue and earnings growth. Both positions were exited during the period.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though it remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management. Currently, the fund’s most significant sector overweight positions are in information technology and industrials while financials and energy represent the greatest sector underweights.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	4.1%
Microsoft Corp.	2.9%
Johnson & Johnson	2.3%
JPMorgan Chase & Co.	2.3%
Pfizer, Inc.	2.1%
Procter & Gamble Co. (The)	1.9%
AT&T, Inc.	1.9%
Verizon Communications, Inc.	1.8%
Merck & Co., Inc.	1.8%
Gilead Sciences, Inc.	1.7%

Top Five Industries	% of net assets
Pharmaceuticals	7.7%
Technology Hardware, Storage and Peripherals	6.2%
Semiconductors and Semiconductor Equipment	4.8%
Software	4.5%
Biotechnology	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$980.60	$3.29	0.67%
Institutional Class	$1,000	$981.80	$2.31	0.47%
A Class	$1,000	$979.50	$4.52	0.92%
C Class	$1,000	$976.00	$8.18	1.67%
R Class	$1,000	$978.50	$5.74	1.17%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%
Institutional Class	$1,000	$1,022.46	$2.36	0.47%
A Class	$1,000	$1,020.23	$4.61	0.92%
C Class	$1,000	$1,016.51	$8.35	1.67%
R Class	$1,000	$1,018.99	$5.86	1.17%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 1.6%
Boeing Co. (The)	57,659	$7,998,457
Honeywell International, Inc.	252,899	25,788,111
		33,786,568
Automobiles — 1.6%
Ford Motor Co.	897,731	13,474,942
General Motors Co.	404,486	13,481,519
Thor Industries, Inc.	91,150	5,129,922
		32,086,383
Banks — 3.7%
Bank of America Corp.	184,141	3,134,080
Citigroup, Inc.	161,425	8,917,117
Fifth Third Bancorp	52,453	1,092,072
Fulton Financial Corp.	116,105	1,516,331
JPMorgan Chase & Co.	691,050	46,825,548
Wells Fargo & Co.	243,572	13,698,489
		75,183,637
Beverages — 1.6%
Coca-Cola Co. (The)	58,026	2,276,360
PepsiCo, Inc.	331,030	30,898,340
		33,174,700
Biotechnology — 4.4%
Amgen, Inc.	196,694	30,196,463
Biogen, Inc.(1)	60,818	24,566,823
Gilead Sciences, Inc.	302,943	35,468,566
		90,231,852
Capital Markets — 3.0%
Ameriprise Financial, Inc.	145,586	18,188,059
Franklin Resources, Inc.	351,124	17,215,610
Legg Mason, Inc.	86,879	4,476,875
T. Rowe Price Group, Inc.	100,778	7,833,474
Waddell & Reed Financial, Inc., Class A	284,910	13,479,092
		61,193,110
Chemicals — 2.7%
Cabot Corp.	66,614	2,484,036
Dow Chemical Co. (The)	486,470	24,892,670
E.I. du Pont de Nemours & Co.	178,321	11,403,628
Potash Corp. of Saskatchewan, Inc.	516,388	15,992,536
		54,772,870
Commercial Services and Supplies — 1.6%
Pitney Bowes, Inc.	733,724	15,268,796
Waste Management, Inc.	367,000	17,010,450
		32,279,246

10

	Shares	Value
Communications Equipment — 2.8%
Cisco Systems, Inc.	1,104,486	$30,329,186
QUALCOMM, Inc.	430,130	26,939,042
		57,268,228
Diversified Consumer Services — 0.8%
H&R Block, Inc.	536,923	15,919,767
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(1)	85,040	11,574,794
Diversified Telecommunication Services — 3.7%
AT&T, Inc.	1,071,404	38,056,270
Verizon Communications, Inc.	793,439	36,982,192
		75,038,462
Electric Utilities — 1.6%
Entergy Corp.	229,492	16,179,186
NextEra Energy, Inc.	161,580	15,839,687
		32,018,873
Electrical Equipment — 1.7%
Emerson Electric Co.	356,889	19,782,357
Rockwell Automation, Inc.	120,871	15,065,362
		34,847,719
Electronic Equipment, Instruments and Components — 1.0%
AVX Corp.	43,608	586,964
Corning, Inc.	962,954	18,999,082
National Instruments Corp.	66,957	1,972,553
		21,558,599
Energy Equipment and Services — 1.6%
Noble Corp. plc	1,049,653	16,154,159
Schlumberger Ltd.	196,109	16,902,635
		33,056,794
Food and Staples Retailing — 1.4%
Wal-Mart Stores, Inc.	391,366	27,759,590
Food Products — 2.0%
Archer-Daniels-Midland Co.	431,561	20,809,871
Bunge Ltd.	163,740	14,376,372
ConAgra Foods, Inc.	135,007	5,902,506
		41,088,749
Health Care Equipment and Supplies — 1.9%
St. Jude Medical, Inc.	285,198	20,839,418
Stryker Corp.	195,798	18,712,415
		39,551,833
Health Care Providers and Services — 2.2%
Aetna, Inc.	184,917	23,569,521
Cardinal Health, Inc.	168,757	14,116,523
UnitedHealth Group, Inc.	64,068	7,816,296
		45,502,340

11

	Shares	Value
Hotels, Restaurants and Leisure — 2.6%
Darden Restaurants, Inc.	266,374	$18,933,864
Las Vegas Sands Corp.	305,393	16,054,510
McDonald's Corp.	196,579	18,688,766
		53,677,140
Household Durables — 1.6%
Garmin Ltd.	357,798	15,718,066
Tupperware Brands Corp.	258,051	16,654,612
		32,372,678
Household Products — 1.9%
Procter & Gamble Co. (The)	498,009	38,964,224
Industrial Conglomerates — 2.8%
3M Co.	186,482	28,774,172
General Electric Co.	1,111,910	29,543,449
		58,317,621
Insurance — 0.9%
Allstate Corp. (The)	281,938	18,289,318
Internet Software and Services — 0.9%
Google, Inc., Class A(1)	16,854	9,101,834
Google, Inc., Class C(1)	16,900	8,796,619
		17,898,453
IT Services — 3.1%
Accenture plc, Class A	254,334	24,614,445
International Business Machines Corp.	208,802	33,963,733
Western Union Co. (The)	205,550	4,178,831
		62,757,009
Machinery — 4.0%
Caterpillar, Inc.	263,674	22,364,829
Cummins, Inc.	134,697	17,670,899
Illinois Tool Works, Inc.	40,699	3,735,761
Parker-Hannifin Corp.	149,772	17,422,977
Stanley Black & Decker, Inc.	187,057	19,685,879
		80,880,345
Media — 1.1%
Comcast Corp., Class A	40,197	2,417,448
Omnicom Group, Inc.	242,553	16,855,008
Viacom, Inc., Class B	23,795	1,538,109
Walt Disney Co. (The)	14,651	1,672,265
		22,482,830
Metals and Mining — 0.1%
Nucor Corp.	46,769	2,061,110
Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc.	438,208	17,212,810
Multiline Retail — 1.9%
Kohl's Corp.	267,750	16,763,827
Target Corp.	268,511	21,918,553
		38,682,380

12

	Shares	Value
Oil, Gas and Consumable Fuels — 4.1%
Chevron Corp.	64,186	$6,192,023
ConocoPhillips	8,222	504,913
Exxon Mobil Corp.	292,699	24,352,557
Marathon Petroleum Corp.	222,456	11,636,673
Murphy Oil Corp.	382,401	15,896,410
Valero Energy Corp.	398,827	24,966,570
		83,549,146
Paper and Forest Products — 1.3%
Domtar Corp.	408,292	16,903,289
International Paper Co.	221,884	10,559,459
		27,462,748
Pharmaceuticals — 7.7%
AbbVie, Inc.	480,754	32,301,861
Johnson & Johnson	483,222	47,094,816
Merck & Co., Inc.	640,893	36,486,039
Pfizer, Inc.	1,268,600	42,536,158
		158,418,874
Real Estate Investment Trusts (REITs) — 4.2%
AvalonBay Communities, Inc.	26,091	4,171,168
HCP, Inc.	442,189	16,126,633
Hospitality Properties Trust	560,643	16,157,731
Liberty Property Trust	228,590	7,365,170
Mid-America Apartment Communities, Inc.	94,178	6,857,100
Plum Creek Timber Co., Inc.	398,339	16,160,613
Public Storage	55,410	10,215,942
Senior Housing Properties Trust	565,026	9,916,207
		86,970,564
Semiconductors and Semiconductor Equipment — 4.8%
Applied Materials, Inc.	693,017	13,319,787
Intel Corp.	1,053,676	32,047,555
Intersil Corp., Class A	444,260	5,557,693
Marvell Technology Group Ltd.	1,114,561	14,695,487
Teradyne, Inc.	89,438	1,725,259
Texas Instruments, Inc.	409,442	21,090,357
Xilinx, Inc.	226,526	10,003,388
		98,439,526
Software — 4.5%
CA, Inc.	560,156	16,406,969
Microsoft Corp.	1,339,004	59,117,027
Oracle Corp.	246,280	9,925,084
Symantec Corp.	269,279	6,260,737
		91,709,817
Specialty Retail — 1.5%
Best Buy Co., Inc.	147,890	4,822,693
DSW, Inc., Class A	108,230	3,611,635
Gap, Inc. (The)	132,492	5,057,220

13

	Shares	Value
Lowe's Cos., Inc.	249,823	$16,730,646
		30,222,194
Technology Hardware, Storage and Peripherals — 6.2%
Apple, Inc.	665,772	83,504,453
EMC Corp.	228,478	6,029,534
Hewlett-Packard Co.	385,655	11,573,507
Lexmark International, Inc., Class A	74,899	3,310,536
Seagate Technology plc	336,359	15,977,053
Western Digital Corp.	83,139	6,519,760
		126,914,843
Textiles, Apparel and Luxury Goods — 0.5%
Coach, Inc.	290,477	10,053,409
Thrifts and Mortgage Finance†
New York Community Bancorp, Inc.	27,313	502,013
Tobacco — 1.0%
Philip Morris International, Inc.	247,452	19,838,227
TOTAL COMMON STOCKS (Cost $1,654,094,192)		2,025,571,393
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $3,063,562), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $3,002,437)		3,002,429
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.750%, 2/15/24, valued at $12,255,750), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $12,011,003)		12,011,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,803,776	2,803,776
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,817,205)		17,817,205
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,671,911,397)		2,043,388,598
OTHER ASSETS AND LIABILITIES — 0.1%		1,548,949
TOTAL NET ASSETS — 100.0%		$2,044,937,547

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $1,671,911,397)	$2,043,388,598
Cash	182,477
Receivable for capital shares sold	1,933,573
Dividends and interest receivable	3,194,565
2,048,699,213

Liabilities
Payable for capital shares redeemed	2,582,830
Accrued management fees	1,117,219
Distribution and service fees payable	61,617
3,761,666

Net Assets	$2,044,937,547

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,552,631,310
Undistributed net investment income	2,695,063
Undistributed net realized gain	118,133,973
Net unrealized appreciation	371,477,201
$2,044,937,547

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,655,693,206	45,012,347	$36.78
Institutional Class, $0.01 Par Value	$125,871,948	3,418,660	$36.82
A Class, $0.01 Par Value	$239,514,842	6,519,101	$36.74*
C Class, $0.01 Par Value	$8,194,736	223,422	$36.68
R Class, $0.01 Par Value	$15,662,815	425,936	$36.77
*Maximum offering price $38.98 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $78,982)	$58,353,821
Interest	6,042
58,359,863

Expenses:
Management fees	13,702,044
Distribution and service fees:
A Class	610,080
C Class	69,257
R Class	31,946
Directors' fees and expenses	105,165
14,518,492

Net investment income (loss)	43,841,371

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	207,613,641
Foreign currency transactions	(2,042)
207,611,599

Change in net unrealized appreciation (depreciation) on:
Investments	(190,782,967)
Translation of assets and liabilities in foreign currencies	(2,829)
(190,785,796)

Net realized and unrealized gain (loss)	16,825,803

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,667,174

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$43,841,371	$40,480,260
Net realized gain (loss)	207,611,599	217,649,111
Change in net unrealized appreciation (depreciation)	(190,785,796)	151,193,931
Net increase (decrease) in net assets resulting from operations	60,667,174	409,323,302

Distributions to Shareholders
From net investment income:
Investor Class	(35,776,708)	(34,762,952)
Institutional Class	(2,466,264)	(1,905,100)
A Class	(4,447,473)	(4,161,820)
C Class	(75,024)	(43,873)
R Class	(100,753)	(42,236)
From net realized gains:
Investor Class	(90,387,647)	—
Institutional Class	(5,069,239)	—
A Class	(12,936,597)	—
C Class	(345,108)	—
R Class	(310,610)	—
Decrease in net assets from distributions	(151,915,423)	(40,915,981)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	97,184,450	(10,375,855)

Net increase (decrease) in net assets	5,936,201	358,031,466

Net Assets
Beginning of period	2,039,001,346	1,680,969,880
End of period	$2,044,937,547	$2,039,001,346

Undistributed net investment income	$2,695,063	$2,067,487

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

18

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 0.66% for the Investor Class, A Class, C Class and R Class and 0.46% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $1,642,047,954 and $1,644,408,672, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		230,000,000
Sold	4,415,849	$168,672,622	6,249,991	$221,131,933
Issued in reinvestment of distributions	3,268,566	121,705,253	941,777	33,492,283
Redeemed	(7,024,223)	(268,686,559)	(7,736,304)	(274,189,960)
	660,192	21,691,316	(544,536)	(19,565,744)
Institutional Class/Shares Authorized	40,000,000		20,000,000
Sold	1,560,257	59,605,348	773,957	27,297,836
Issued in reinvestment of distributions	201,775	7,523,360	53,104	1,895,148
Redeemed	(657,649)	(25,123,907)	(669,025)	(23,360,411)
	1,104,383	42,004,801	158,036	5,832,573
A Class/Shares Authorized	65,000,000		75,000,000
Sold	1,698,135	64,741,039	1,157,163	40,694,503
Issued in reinvestment of distributions	455,721	16,933,109	116,049	4,120,267
Redeemed	(1,676,829)	(63,966,041)	(1,285,925)	(45,308,043)
	477,027	17,708,107	(12,713)	(493,273)
C Class/Shares Authorized	20,000,000		10,000,000
Sold	93,204	3,538,958	93,441	3,304,247
Issued in reinvestment of distributions	9,705	358,605	997	35,605
Redeemed	(21,226)	(806,570)	(15,079)	(536,923)
	81,683	3,090,993	79,359	2,802,929
R Class/Shares Authorized	20,000,000		10,000,000
Sold	373,738	14,253,451	43,102	1,576,774
Issued in reinvestment of distributions	10,528	390,820	985	35,149
Redeemed	(51,221)	(1,955,038)	(16,133)	(564,263)
	333,045	12,689,233	27,954	1,047,660
Net increase (decrease)	2,656,330	$97,184,450	(291,900)	$(10,375,855)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,025,571,393	—	—
Temporary Cash Investments	2,803,776	$15,013,429	—
	$2,028,375,169	$15,013,429	—

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$64,654,748	$40,915,981
Long-term capital gains	$87,260,675	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,674,351,857
Gross tax appreciation of investments	$421,946,456
Gross tax depreciation of investments	(52,909,715)
Net tax appreciation (depreciation) of investments	$369,036,741
Undistributed ordinary income	$22,374,978
Accumulated long-term gains	$100,894,518

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$38.52	0.81	0.29	1.10	(0.79)	(2.05)	(2.84)	$36.78	2.87%	0.67%	2.11%	79%	$1,655,693
2014	$31.58	0.77	6.95	7.72	(0.78)	—	(0.78)	$38.52	24.66%	0.67%	2.17%	76%	$1,708,291
2013	$26.29	0.68	5.27	5.95	(0.66)	—	(0.66)	$31.58	22.86%	0.68%	2.39%	74%	$1,417,796
2012	$25.54	0.43	0.76	1.19	(0.44)	—	(0.44)	$26.29	4.75%	0.68%	1.73%	53%	$1,306,254
2011	$19.88	0.36	5.64	6.00	(0.34)	—	(0.34)	$25.54	30.31%	0.69%	1.52%	42%	$1,351,936
Institutional Class
2015	$38.55	0.88	0.30	1.18	(0.86)	(2.05)	(2.91)	$36.82	3.10%	0.47%	2.31%	79%	$125,872
2014	$31.61	0.84	6.95	7.79	(0.85)	—	(0.85)	$38.55	24.89%	0.47%	2.37%	76%	$89,218
2013	$26.31	0.74	5.27	6.01	(0.71)	—	(0.71)	$31.61	23.12%	0.48%	2.59%	74%	$68,152
2012	$25.56	0.48	0.76	1.24	(0.49)	—	(0.49)	$26.31	4.96%	0.48%	1.93%	53%	$97,809
2011	$19.89	0.40	5.66	6.06	(0.39)	—	(0.39)	$25.56	30.61%	0.49%	1.72%	42%	$128,468
A Class
2015	$38.48	0.71	0.29	1.00	(0.69)	(2.05)	(2.74)	$36.74	2.62%	0.92%	1.86%	79%	$239,515
2014	$31.55	0.68	6.94	7.62	(0.69)	—	(0.69)	$38.48	24.34%	0.92%	1.92%	76%	$232,471
2013	$26.26	0.63	5.24	5.87	(0.58)	—	(0.58)	$31.55	22.58%	0.93%	2.14%	74%	$191,007
2012	$25.52	0.37	0.74	1.11	(0.37)	—	(0.37)	$26.26	4.46%	0.93%	1.48%	53%	$116,762
2011	$19.86	0.30	5.64	5.94	(0.28)	—	(0.28)	$25.52	30.02%	0.94%	1.27%	42%	$128,920
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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$38.42	0.42	0.29	0.71	(0.40)	(2.05)	(2.45)	$36.68	1.86%	1.67%	1.11%	79%	$8,195
2014	$31.50	0.41	6.93	7.34	(0.42)	—	(0.42)	$38.42	23.42%	1.67%	1.17%	76%	$5,445
2013	$26.23	0.41	5.23	5.64	(0.37)	—	(0.37)	$31.50	21.63%	1.68%	1.39%	74%	$1,965
2012	$25.48	0.18	0.76	0.94	(0.19)	—	(0.19)	$26.23	3.73%	1.68%	0.73%	53%	$1,151
2011	$19.83	0.12	5.63	5.75	(0.10)	—	(0.10)	$25.48	29.04%	1.69%	0.52%	42%	$933
R Class
2015	$38.51	0.60	0.31	0.91	(0.60)	(2.05)	(2.65)	$36.77	2.36%	1.17%	1.61%	79%	$15,663
2014	$31.57	0.59	6.95	7.54	(0.60)	—	(0.60)	$38.51	24.05%	1.17%	1.67%	76%	$3,577
2013	$26.28	0.57	5.23	5.80	(0.51)	—	(0.51)	$31.57	22.26%	1.18%	1.89%	74%	$2,050
2012	$25.54	0.31	0.74	1.05	(0.31)	—	(0.31)	$26.28	4.19%	1.18%	1.23%	53%	$997
2011	$19.87	0.24	5.65	5.89	(0.22)	—	(0.22)	$25.54	29.73%	1.19%	1.02%	42%	$506

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Income & Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Income & Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three- and five-year periods and slightly below its benchmark for the one- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

30

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $53,059,973, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $21,788,526 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $87,260,675, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86505 1508

ANNUAL REPORT	JUNE 30, 2015

International Core Equity Fund

39

40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACIMX	-5.11%	10.94%	1.54%	11/30/06
MSCI EAFE Index	—	-4.22%	9.53%	1.85%	—
Institutional Class	ACIUX	-4.91%	11.15%	1.74%	11/30/06
A Class	ACIQX				11/30/06
No sales charge*		-5.25%	10.70%	1.30%
With sales charge*		-10.70%	9.41%	0.61%
C Class	ACIKX	-6.02%	9.82%	0.54%	11/30/06
R Class	ACIRX	-5.61%	10.39%	1.03%	11/30/06

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $11,400

MSCI EAFE Index — $11,707

*From November 30, 2006, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

International Core Equity returned -5.11%* for the fiscal year ended June 30, 2015, compared with the -4.22% return of the fund’s benchmark, the MSCI EAFE Index.

International Core Equity declined, underperforming the MSCI EAFE Index. Difficult stock selection across a number of sectors drove underperformance relative to the index. This was most pronounced in the health care sector. From a geographical perspective, holdings based in Australia and the U.K. pressured results, while stock selection in Japan and Sweden was beneficial. Contribution to results came from the information technology sector. The fund’s stock selection process incorporates factors of valuation, quality, and momentum, while striving to minimize unintended risks along industries and other risk characteristics. Stock selection insights based on valuation proved difficult while quality and momentum drivers were positive.

Australian and U.K. Materials Holdings Underperformed

The materials sector was a leading area of underperformance, due in part to difficult stock selection in U.K.- and Australia-based metals and mining stocks, which were pressured by commodity and precious metals price declines. A portfolio-only position in U.K.-based Vedanta Resources, a diversified metals and mining company, was one of the portfolio’s leading individual detractors. The company’s stock price declined more than 50%, pressured by falling commodity prices and leading to disappointing quarterly earnings. Likewise, Australia-based Fortescue Metals Group was a key detractor; yet we maintain confidence in both companies given their attractive valuation and quality profiles. Mineral Resources, an Australia-based mining services provider in the industrials sector, also suffered due to declining iron ore prices and the portfolio-only position was subsequently eliminated.

A number of European utilities and energy holdings also underperformed. Specifically, an overweight position, relative to the benchmark, in Germany-based RWE was detrimental as ongoing electricity price declines and lower demand for power due to rising renewable energy sources pressured power producers. U.K.-based oil and gas exploration and production company Soco International, a non-benchmark holding, was a casualty of falling oil prices. Both investments were ultimately exited.

Elsewhere, leading detractors stemmed from underweight positions in a number of European pharmaceuticals holdings in the health care sector, although no position was a key individual underperformer.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Japan-based Information Technology Holdings Outperformed

The information technology sector was a leading area of outperformance. In particular, export-driven, Japan-based computer and peripherals and electronic equipment manufacturers benefited from currency depreciation, which aided their products’ competitiveness abroad. An overweight position in Japan-based FUJIFILM Holdings bolstered fund returns as the manufacturer of photo imaging and medical systems products advanced on higher sales and yen weakness. The holding exhibits strength across all factors. Seiko Epson, a printer and computer component manufacturer in which the fund maintained an overweight position, also benefited from currency effects, but was eventually liquidated from the fund. Japan-based consumer discretionary sector holdings were likewise helped by currency tailwinds. An overweight position in Fuji Heavy Industries, manufacturer of Subaru cars, aided the fund’s relative returns due to rising profits from strong sales bolstered by the weak yen. The company’s valuation- and quality-based insights are particularly attractive.

Outside of Japan, leading individual contributors included Germany-based Dialog Semiconductor. The semiconductor manufacturer rose on better-than-expected quarterly results stemming from strong demand for its chips from smartphone makers. The company, which also raised its full-year outlook, is especially strong on quality and momentum metrics. Hong Kong-based Link Real Estate Investment Trust was also a top fund contributor. The company’s strong operating margins and return-on-assets helped to bolster its share price. The holding’s earnings expectations remain favorable and our models show ongoing strength across valuation and quality measures.

A Look Ahead

Global economic activity appears to have diminished in breadth, but remains slow yet steady. Divergence in monetary policy between the U.S., which is preparing to raise interest rates, and central banks around much of the rest of the world that are maintaining monetary stimulus programs, is likely to remain a top story in the near future. The European economy seems to have turned a corner and has begun producing sustainable growth, as evidenced by its fourth-consecutive quarter of expansion. The European Central Bank’s quantitative easing program is likely to support further economic growth, bolster stock prices, and boost investor confidence by increasing the money supply, improving access to credit, and weakening the euro. Meanwhile, the Japanese government’s stimulative policies have weakened the yen, benefiting manufacturers and exporters, including automakers, machinery firms, and technology companies. However, deflationary pressures continue to hamper the consumer-oriented and domestically focused sectors of the economy. Elsewhere in Asia, stocks continue to be pressured by concerns about the pace of global growth, stressed commodities prices, the strong U.S. dollar, and a looming interest rate increase. Although uneven economic recovery and the potential for rising inflation and interest rates could lead to heightened levels of market volatility, our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Roche Holding AG	2.4%
iShares MSCI EAFE ETF	2.2%
Novartis AG	1.8%
ENI SpA	1.3%
Zurich Insurance Group AG	1.3%
Central Japan Railway Co.	1.2%
HSBC Holdings plc	1.2%
Canon, Inc.	1.2%
Sony Corp.	1.2%
Toyota Motor Corp.	1.1%

Investments by Country	% of net assets
Japan	21.2%
United Kingdom	19.9%
Switzerland	8.1%
France	7.9%
Germany	7.6%
Australia	5.0%
Sweden	3.5%
Hong Kong	3.4%
Italy	3.1%
Spain	2.4%
Netherlands	2.1%
Other Countries	11.1%
Exchange-Traded Funds*	2.6%
Cash and Equivalents**	2.1%
*Category may increase exposure to the countries indicated. The Schedule of Investments provides additional information on the fund's portfolio holdings.
**Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	95.3%
Exchange-Traded Funds	2.6%
Total Equity Exposure	97.9%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,053.30	$5.85	1.15%
Institutional Class	$1,000	$1,054.50	$4.84	0.95%
A Class	$1,000	$1,053.30	$7.13	1.40%
C Class	$1,000	$1,048.60	$10.92	2.15%
R Class	$1,000	$1,051.00	$8.39	1.65%
Hypothetical
Investor Class	$1,000	$1,019.09	$5.76	1.15%
Institutional Class	$1,000	$1,020.08	$4.76	0.95%
A Class	$1,000	$1,017.85	$7.00	1.40%
C Class	$1,000	$1,014.13	$10.74	2.15%
R Class	$1,000	$1,016.61	$8.25	1.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 95.3%
Australia — 5.0%
Australia & New Zealand Banking Group Ltd.	7,360	$182,851
BHP Billiton Ltd.	1,733	36,168
Coca-Cola Amatil Ltd.	15,515	109,531
Commonwealth Bank of Australia	355	23,317
Fortescue Metals Group Ltd.	56,398	83,112
Lend Lease Group	21,586	250,320
National Australia Bank Ltd.	5,718	146,955
Qantas Airways Ltd.(1)	1,574	3,838
Telstra Corp. Ltd.	68,838	326,107
Westpac Banking Corp.	9,528	236,345
Woodside Petroleum Ltd.	11,028	291,251
		1,689,795
Belgium — 1.9%
bpost SA	10,123	278,078
KBC Groep NV	5,332	356,306
		634,384
Brazil — 0.5%
JBS SA	30,100	158,482
China — 0.7%
China CITIC Bank Corp. Ltd., H Shares(1)	76,000	60,592
Industrial & Commercial Bank of China Ltd., H Shares	242,000	192,312
		252,904
Denmark — 1.2%
Novo Nordisk A/S, B Shares	1,482	80,745
Vestas Wind Systems A/S	6,524	325,620
		406,365
Finland — 0.6%
Orion Oyj, Class B	3,897	136,332
UPM-Kymmene Oyj	3,661	64,773
		201,105
France — 7.9%
AXA SA	13,452	339,381
Credit Agricole SA	14,341	213,281
Eutelsat Communications SA	4,896	158,018
Faurecia	4,483	184,371
Metropole Television SA	12,317	239,342
Orange SA	22,063	339,684
Peugeot SA(1)	10,309	211,988
Rallye SA	5,576	167,905
Safran SA	4,648	315,003
Sanofi	2,869	282,236

10

	Shares	Value
Societe Generale SA	1,086	$50,693
Valeo SA	1,084	170,821
Veolia Environnement SA	845	17,230
		2,689,953
Germany — 7.6%
Allianz SE	16	2,492
Bayer AG	1,109	155,226
Continental AG	814	192,614
Daimler AG	1,779	161,918
Deutsche Telekom AG	16,750	288,509
Dialog Semiconductor plc(1)	6,107	330,139
Duerr AG	2,222	206,995
E.ON SE	13,614	181,372
Merck KGaA	1,210	120,571
Metro AG	8,599	271,109
Muenchener Rueckversicherungs-Gesellschaft AG	200	35,452
Nordex SE(1)	7,041	168,728
ProSiebenSat.1 Media AG	7,514	371,100
Siemens AG	767	77,257
		2,563,482
Hong Kong — 3.4%
BOC Hong Kong Holdings Ltd.	84,500	352,104
CK Hutchison Holdings Ltd.	6,500	95,510
Hang Seng Bank Ltd.	12,500	244,306
Link REIT (The)	33,500	196,206
WH Group Ltd.(1)	376,500	256,454
		1,144,580
India — 0.9%
Nestle India Ltd.	3,122	311,425
Israel — 0.7%
Bank Hapoalim BM	25,891	139,473
Teva Pharmaceutical Industries Ltd.	1,642	97,112
		236,585
Italy — 3.1%
Assicurazioni Generali SpA	4,690	84,495
Enel SpA	23,237	105,281
ENI SpA	25,223	447,668
Fiat Chrysler Automobiles NV(1)	18,407	269,646
UnipolSai SpA	56,641	140,311
		1,047,401
Japan — 21.2%
Alps Electric Co. Ltd.	2,600	80,198
Asahi Kasei Corp.	32,000	262,908
Bridgestone Corp.	3,400	125,779
Canon Marketing Japan, Inc.	6,600	112,332
Canon, Inc.	12,500	406,759
Central Japan Railway Co.	2,300	415,423

11

	Shares	Value
Daicel Corp.	3,200	$41,103
DeNA Co. Ltd.	2,100	41,285
Fuji Heavy Industries Ltd.	9,100	335,195
FUJIFILM Holdings Corp.	8,400	300,179
Honda Motor Co., Ltd.	3,400	110,055
Japan Airlines Co. Ltd.	10,500	366,344
Japan Tobacco, Inc.	2,700	96,199
JX Holdings, Inc.	71,000	306,428
Kanamoto Co. Ltd.	1,800	45,667
Kao Corp.	1,900	88,383
KDDI Corp.	8,900	214,819
Kobe Steel Ltd.	24,000	40,397
Mitsubishi Chemical Holdings Corp.	54,900	345,634
Mitsubishi UFJ Financial Group, Inc.	25,000	179,720
Mixi, Inc.	2,200	109,295
Mizuho Financial Group, Inc.	47,900	103,718
Nippon Telegraph & Telephone Corp.	2,600	94,187
NOK Corp.	2,100	65,204
Panasonic Corp.	21,100	289,902
Seven Bank Ltd.	72,700	336,813
Shin-Etsu Chemical Co. Ltd.	1,900	117,973
Sony Corp.(1)	14,200	401,629
Sumitomo Chemical Co. Ltd.	58,000	348,801
Sumitomo Heavy Industries Ltd.	50,000	291,702
Sumitomo Mitsui Financial Group, Inc.	2,200	98,131
Takeda Pharmaceutical Co., Ltd.	1,600	77,277
TDK Corp.	900	68,906
Teijin Ltd.	37,000	143,604
Tokio Marine Holdings, Inc.	1,900	79,083
TonenGeneral Sekiyu KK	7,000	65,147
Toyota Motor Corp.	5,700	382,049
Yamazaki Baking Co. Ltd.	12,000	199,927
		7,188,155
Netherlands — 2.1%
Heineken Holding NV	532	37,336
ING Groep NV CVA	18,224	300,895
Koninklijke Ahold NV	18,763	351,421
Unilever NV CVA	819	34,107
		723,759
Norway — 0.6%
TGS Nopec Geophysical Co. ASA	8,837	206,373
Portugal — 1.1%
EDP - Energias de Portugal SA	93,933	356,576
Singapore — 1.6%
Oversea-Chinese Banking Corp. Ltd.	8,900	67,270
United Overseas Bank Ltd.	7,600	130,179
Yangzijiang Shipbuilding Holdings Ltd.	324,300	340,709
		538,158

12

	Shares	Value
South Korea — 0.4%
SK Hynix, Inc.	3,349	$127,001
Spain — 2.4%
Banco Santander SA	41,605	290,545
Endesa SA	15,329	293,342
Mapfre SA	17,356	59,731
Telefonica SA	10,780	153,231
		796,849
Sweden — 3.5%
Axfood AB	6,119	97,729
Electrolux AB	7,667	240,280
Investor AB, B Shares	7,773	289,641
Kinnevik Investment AB, B Shares	9,704	306,811
Peab AB	36,179	267,310
		1,201,771
Switzerland — 8.1%
Nestle SA	4,372	315,642
Novartis AG	6,353	626,161
Roche Holding AG	2,895	811,263
Swiss Reinsurance Co.	3,863	341,904
UBS Group AG	9,222	195,596
Zurich Insurance Group AG	1,470	447,470
		2,738,036
Taiwan — 0.9%
AU Optronics Corp.	190,000	84,056
Highwealth Construction Corp.	22,000	52,478
Innolux Corp.	262,000	136,713
Inotera Memories, Inc.(1)	22,000	17,540
		290,787
United Kingdom — 19.9%
AstraZeneca plc	5,542	349,969
Aviva plc	45,971	355,742
BHP Billiton plc	11,254	220,859
BP plc	29,489	194,675
British American Tobacco plc	1,586	85,102
British Land Co. plc	9,051	112,847
BT Group plc	49,514	350,250
Debenhams plc	118,396	166,031
Direct Line Insurance Group plc	55,782	294,320
Experian plc	17,836	324,808
GlaxoSmithKline plc	8,317	172,825
Go-Ahead Group plc	7,947	328,900
HSBC Holdings plc	45,559	408,104
Imperial Tobacco Group plc	6,858	330,489
Investec plc	14,295	128,477
Land Securities Group plc	13,603	257,339
Legal & General Group plc	93,313	364,932

13

	Shares	Value
Lloyds Banking Group plc	124,168	$166,302
Man Group plc	17,861	44,032
Marks & Spencer Group plc	43,387	365,401
Moneysupermarket.com Group plc	12,627	57,775
Rio Tinto plc	6,505	267,176
Royal Dutch Shell plc, B Shares	9,226	261,949
Royal Mail plc	16,540	133,711
Shire plc	3,171	253,855
Standard Chartered plc	9,204	147,366
Vedanta Resources plc	10,256	83,797
Vodafone Group plc	66,590	240,491
WM Morrison Supermarkets plc	97,884	278,071
		6,745,595
TOTAL COMMON STOCKS (Cost $31,518,823)		32,249,521
EXCHANGE-TRADED FUNDS — 2.6%
iShares MSCI Japan ETF	11,995	153,656
iShares MSCI EAFE ETF	11,580	735,214
TOTAL EXCHANGE-TRADED FUNDS (Cost $899,649)		888,870
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $110,772), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $108,561)		108,561
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $445,606), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $434,000)		434,000
State Street Institutional Liquid Reserves Fund, Premier Class	108,184	108,184
TOTAL TEMPORARY CASH INVESTMENTS (Cost $650,745)		650,745
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $33,069,217)		33,789,136
OTHER ASSETS AND LIABILITIES — 0.2%		71,687
TOTAL NET ASSETS — 100.0%		$33,860,823

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	26.2%
Consumer Discretionary	13.5%
Industrials	11.5%
Consumer Staples	9.4%
Health Care	9.3%
Materials	6.1%
Telecommunication Services	5.8%
Energy	5.3%
Information Technology	5.3%
Utilities	2.9%
Exchange-Traded Funds	2.6%
Cash and Equivalents*	2.1%
*Includes temporary cash investments and other assets and liabilities.

14

NOTES TO SCHEDULE OF INVESTMENTS
CVA	-	Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $33,069,217)	$33,789,136
Foreign currency holdings, at value (cost of $31,135)	30,928
Receivable for capital shares sold	65,099
Dividends and interest receivable	143,506
34,028,669

Liabilities
Payable for capital shares redeemed	132,742
Accrued management fees	31,666
Distribution and service fees payable	2,808
Accrued foreign taxes	630
167,846

Net Assets	$33,860,823

Net Assets Consist of:
Capital (par value and paid-in surplus)	$35,335,850
Undistributed net investment income	295,161
Accumulated net realized loss	(2,488,119)
Net unrealized appreciation	717,931
$33,860,823

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$22,365,685	2,517,043	$8.89
Institutional Class, $0.01 Par Value	$1,620,953	182,029	$8.90
A Class, $0.01 Par Value	$8,195,593	921,733	$8.89*
C Class, $0.01 Par Value	$1,140,549	129,050	$8.84
R Class, $0.01 Par Value	$538,043	60,703	$8.86
*Maximum offering price $9.43 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $61,734)	$862,106
Interest	113
862,219

Expenses:
Management fees	255,879
Distribution and service fees:
A Class	11,592
C Class	8,331
R Class	2,028
Directors' fees and expenses	1,043
Other expenses	259
279,132

Net investment income (loss)	583,087

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $684)	(411,669)
Foreign currency transactions	(15,999)
(427,668)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(630))	(1,161,418)
Translation of assets and liabilities in foreign currencies	(1,886)
(1,163,304)

Net realized and unrealized gain (loss)	(1,590,972)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,007,885)

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$583,087	$340,688
Net realized gain (loss)	(427,668)	1,191,470
Change in net unrealized appreciation (depreciation)	(1,163,304)	1,254,477
Net increase (decrease) in net assets resulting from operations	(1,007,885)	2,786,635

Distributions to Shareholders
From net investment income:
Investor Class	(406,457)	(77,129)
Institutional Class	(29,164)	(8,863)
A Class	(103,878)	(77,654)
C Class	(16,337)	(2,727)
R Class	(7,243)	(10,425)
Decrease in net assets from distributions	(563,079)	(176,798)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	17,157,171	7,825,443

Redemption Fees
Increase in net assets from redemption fees	7,666	2,244

Net increase (decrease) in net assets	15,593,873	10,437,524

Net Assets
Beginning of period	18,266,950	7,829,426
End of period	$33,860,823	$18,266,950

Undistributed net investment income	$295,161	$284,153

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Core Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

19

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.8180% to 1.0000%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 1.14% for the Investor Class, A Class, C Class and R Class and 0.94% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

21

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $38,451,273 and $21,788,563, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		10,000,000
Sold	1,924,053	$17,329,540	994,691	$8,981,121
Issued in reinvestment of distributions	47,144	395,534	8,579	75,069
Redeemed	(679,341)	(6,153,477)	(194,251)	(1,738,719)
	1,291,856	11,571,597	809,019	7,317,471
Institutional Class/Shares Authorized	30,000,000		10,000,000
Sold	128,621	1,147,409	61,382	571,684
Issued in reinvestment of distributions	3,476	29,164	1,013	8,863
Redeemed	(45,068)	(427,394)	(32,166)	(310,273)
	87,029	749,179	30,229	270,274
A Class/Shares Authorized	20,000,000		10,000,000
Sold	777,883	7,045,308	916,070	8,154,414
Issued in reinvestment of distributions	12,262	102,876	8,866	77,574
Redeemed	(195,594)	(1,774,912)	(876,480)	(7,879,965)
	594,551	5,373,272	48,456	352,023
C Class/Shares Authorized	20,000,000		10,000,000
Sold	79,712	722,985	18,605	171,940
Issued in reinvestment of distributions	1,806	15,136	312	2,727
Redeemed	(64,906)	(604,859)	(32,628)	(308,683)
	16,612	133,262	(13,711)	(134,016)
R Class/Shares Authorized	15,000,000		10,000,000
Sold	57,990	531,779	39,531	349,832
Issued in reinvestment of distributions	864	7,243	1,193	10,425
Redeemed	(126,841)	(1,209,161)	(35,560)	(340,566)
	(67,987)	(670,139)	5,164	19,691
Net increase (decrease)	1,922,061	$17,157,171	879,157	$7,825,443

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$32,249,521	—
Exchange-Traded Funds	$888,870	—	—
Temporary Cash Investments	108,184	542,561	—
	$997,054	$32,792,082	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$563,079	$176,798
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$33,204,391
Gross tax appreciation of investments	$1,945,865
Gross tax depreciation of investments	(1,361,120)
Net tax appreciation (depreciation) of investments	584,745
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,988)
Net tax appreciation (depreciation)	$582,757
Undistributed ordinary income	$357,445
Accumulated short-term capital losses	$(2,163,061)
Post-October capital loss deferral	$(252,168)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2017	2018	Unlimited
$(47,669)	$(1,979,923)	$(135,469)

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$9.68	0.24	(0.75)	(0.51)	(0.28)	$8.89	(5.11)%	1.15%	2.67%	96%	$22,366
2014	$7.77	0.26	1.76	2.02	(0.11)	$9.68	26.15%	1.15%	2.61%	125%	$11,859
2013	$6.66	0.22	1.13	1.35	(0.24)	$7.77	20.60%	1.16%	2.85%	101%	$3,233
2012	$8.08	0.15	(1.43)	(1.28)	(0.14)	$6.66	(15.68)%	1.18%	2.42%	113%	$1,917
2011	$5.95	0.20	2.05	2.25	(0.12)	$8.08	38.09%	1.18%	2.53%	77%	$2,755
Institutional Class
2015	$9.69	0.26	(0.75)	(0.49)	(0.30)	$8.90	(4.91)%	0.95%	2.87%	96%	$1,621
2014	$7.78	0.28	1.76	2.04	(0.13)	$9.69	26.37%	0.95%	2.81%	125%	$921
2013	$6.67	0.22	1.15	1.37	(0.26)	$7.78	20.81%	0.96%	3.05%	101%	$504
2012	$8.10	0.18	(1.45)	(1.27)	(0.16)	$6.67	(15.59)%	0.98%	2.62%	113%	$419
2011	$5.96	0.21	2.07	2.28	(0.14)	$8.10	38.47%	0.98%	2.73%	77%	$1,116
A Class
2015	$9.67	0.24	(0.76)	(0.52)	(0.26)	$8.89	(5.25)%	1.40%	2.42%	96%	$8,196
2014	$7.76	0.16	1.84	2.00	(0.09)	$9.67	25.87%	1.40%	2.36%	125%	$3,164
2013	$6.65	0.19	1.15	1.34	(0.23)	$7.76	20.34%	1.41%	2.60%	101%	$2,162
2012	$8.07	0.18	(1.47)	(1.29)	(0.13)	$6.65	(15.92)%	1.43%	2.17%	113%	$1,845
2011	$5.94	0.16	2.08	2.24	(0.11)	$8.07	37.80%	1.43%	2.28%	77%	$1,019

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$9.62	0.13	(0.72)	(0.59)	(0.19)	$8.84	(6.02)%	2.15%	1.67%	96%	$1,141
2014	$7.72	0.14	1.78	1.92	(0.02)	$9.62	24.92%	2.15%	1.61%	125%	$1,081
2013	$6.62	0.14	1.13	1.27	(0.17)	$7.72	19.40%	2.16%	1.85%	101%	$974
2012	$8.04	0.11	(1.45)	(1.34)	(0.08)	$6.62	(16.62)%	2.18%	1.42%	113%	$698
2011	$5.92	0.11	2.06	2.17	(0.05)	$8.04	36.72%	2.18%	1.53%	77%	$956
R Class
2015	$9.65	0.16	(0.72)	(0.56)	(0.23)	$8.86	(5.61)%	1.65%	2.17%	96%	$538
2014	$7.74	0.19	1.79	1.98	(0.07)	$9.65	25.62%	1.65%	2.11%	125%	$1,242
2013	$6.64	0.17	1.14	1.31	(0.21)	$7.74	19.93%	1.66%	2.35%	101%	$956
2012	$8.06	0.14	(1.45)	(1.31)	(0.11)	$6.64	(16.15)%	1.68%	1.92%	113%	$795
2011	$5.93	0.15	2.07	2.22	(0.09)	$8.06	37.52%	1.68%	2.03%	77%	$988

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Core Equity Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

32

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For the fiscal year ended June 30, 2015, the fund intends to pass through to shareholders foreign source income of $904,549 and foreign taxes paid of $60,955, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2015 are $0.2374 and $0.0160, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86499 1508

ANNUAL REPORT	JUNE 30, 2015

NT Core Equity Plus Fund

39

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Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACNKX	4.86%	17.64%	12/1/11
S&P 500 Index	—	7.42%	17.64%	—

Growth of $10,000 Over Life of Class
$10,000 investment made December 1, 2011

Value on June 30, 2015
Institutional Class — $17,890

S&P 500 Index — $17,889

 *From December 1, 2011, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.57%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Scott Wittman, Bill Martin and Claudia Musat

Performance Summary

NT Core Equity Plus returned 4.86% for the fiscal year ended June 30, 2015, compared with the 7.42% return of its benchmark, the S&P 500 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. NT Core Equity Plus produced gains for the 12-month period, but was unable to match the return of its benchmark. The fund is managed to have a 100% net exposure to the equity market by investing approximately 130% of its net assets in long positions, while 30% of its net assets are sold short. The proceeds from the securities sold short are used to fund the purchase of the additional 30% of long positions. The fund’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth-based factors proved most difficult, although valuation and sentiment indicators also detracted modestly. Security selection in the information technology and consumer discretionary sectors weighed on relative performance the most, while energy sector positioning and stock selection among industrials contributed to relative gains.

Information Technology Was Leading Detractor

Security selection in the information technology sector was the principal detractor from the fund’s 12-month results. The IT services and computers and peripherals industries were leading drivers of sector underperformance, although leading individual detraction came from a short position (a trade made to benefit from a stock’s decline) in travel and expense management software provider Concur Technologies, which rallied on its acquisition by Germany-based enterprise software giant SAP. The company’s acquisition was completed during the reporting period and the fund’s short position was exited.

The consumer discretionary sector was another area of underperformance, driven by a number of declining specialty retailers including Abercrombie & Fitch. The teen apparel retailer’s stock sank on weak sales, both in the U.S. and in Europe, as young shoppers turned away from clothing sporting the retailer’s logo. The non-benchmark position was ultimately liquidated. Elsewhere in the sector, a portfolio-only position in casino operator Las Vegas Sands was detrimental. The company’s stock price fell dramatically on weaker-than-expected revenue and earnings, and management’s announced dividend increase and two-billion-dollar buyback program were not enough to stave off price declines. Our conviction in the holding is driven by strong quality and valuation insights.

Key detraction came from a short position in Puma Biotechnology, which advanced strongly after the release of positive phase three data for its breast cancer treatment. Despite generally weak fundamentals overall, the trial’s results led us to cover the fund’s short position. A number of portfolio-only positions in the financials sector weighed on the fund’s returns. Shares of real estate management company Altisource Portfolio Solutions declined steeply on disappointing quarterly earnings and again after a New York State investigation implicated a subsidiary. We ultimately eliminated the holding. A position in Nationstar Mortgage Holdings also weighed on results. The residential mortgage servicer reported subdued earnings due to declines in mortgage origination and real estate services. Despite these difficulties, the holding remains strong across sentiment and valuation and has above-average growth insights.

3

Energy Sector was Leading Contributor

Limited exposure to the underperforming energy sector, particularly underweight positioning, relative to the benchmark, in oil, gas, and consumable fuels holdings, bolstered the fund’s relative returns. Key contribution stemmed from holding less than the benchmark weighting in Chevron, which declined steadily throughout the period together with the price of oil.

Stock selection in the industrials sector also contributed to the fund’s relative returns. A short position in equipment manufacturer Chart Industries bolstered the sector’s return after the company’s stock fell on soft demand in the liquefied natural gas market, for which the company manufactures equipment. We covered the short position during the reporting period. Elsewhere in the sector, shipping company Matson appreciated steeply, rising on unexpectedly strong quarterly results driven by container volume increases.

Gains were also bolstered by an overweight position in Broadcom. The semiconductor designer’s stock rose following strong quarterly results, and again after a merger announcement with industry rival Avago in a deal that is expected to create the world’s leading communications semiconductor company. Our valuation and quality indicators showed modest deterioration late in the period and we liquidated the position. Insurance and managed care provider Aetna was a key contributor, advancing amid merger speculation in the recent wave of health insurance industry consolidation.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though it remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the U.S. Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level in both the long and short portions of the portfolio. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The fund’s largest overweights are in information technology, health care, and industrials while the underweights are led by the financials, energy, and utilities sectors.

4

Fund Characteristics

JUNE 30, 2015
Top Ten Long Holdings	% of net assets
Apple, Inc.	3.97%
Johnson & Johnson	2.18%
Microsoft Corp.	2.16%
Pfizer, Inc.	1.93%
Procter & Gamble Co. (The)	1.91%
Bank of America Corp.	1.71%
Merck & Co., Inc.	1.63%
International Business Machines Corp.	1.57%
Cisco Systems, Inc.	1.56%
Intel Corp.	1.53%

Top Five Short Holdings	% of net assets
WEX, Inc.	(0.89)%
SunEdison, Inc.	(0.84)%
Advisory Board Co. (The)	(0.83)%
Louisiana-Pacific Corp.	(0.83)%
WR Grace & Co.	(0.79)%

Types of Investments in Portfolio	% of net assets
Common Stocks	127.7%
Common Stocks Sold Short	(29.3)%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.8%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$989.00	$7.64	1.55%
Hypothetical
Institutional Class	$1,000	$1,017.11	$7.75	1.55%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 127.7%
Aerospace and Defense — 5.0%
Boeing Co. (The)(1)	25,409	$3,524,737
Honeywell International, Inc.(1)	52,670	5,370,760
Huntington Ingalls Industries, Inc.	30,798	3,467,547
Moog, Inc., Class A(1)(2)	14,845	1,049,245
Spirit AeroSystems Holdings, Inc., Class A(2)	65,310	3,599,234
Teledyne Technologies, Inc.(1)(2)	11,595	1,223,388
Textron, Inc.(1)	89,664	4,001,704
Triumph Group, Inc.(1)	23,617	1,558,486
		23,795,101
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., Class B	5,782	560,334
Airlines — 1.4%
Southwest Airlines Co.(1)	99,402	3,289,212
United Continental Holdings, Inc.(1)(2)	66,991	3,551,193
		6,840,405
Auto Components — 0.1%
Delphi Automotive plc	5,700	485,013
Automobiles — 0.2%
General Motors Co.	26,017	867,147
Banks — 3.6%
Bank of America Corp.(1)	477,697	8,130,403
Citigroup, Inc.(1)	65,632	3,625,512
JPMorgan Chase & Co.(1)	40,820	2,765,963
Wells Fargo & Co.(1)	44,116	2,481,084
		17,002,962
Beverages — 2.5%
Coca-Cola Co. (The)(1)	8,077	316,861
Dr Pepper Snapple Group, Inc.(1)	60,972	4,444,859
PepsiCo, Inc.(1)	76,572	7,147,230
		11,908,950
Biotechnology — 4.0%
Amgen, Inc.(1)	27,411	4,208,137
Biogen, Inc.(1)(2)	8,584	3,467,421
Celgene Corp.(1)(2)	30,848	3,570,193
Gilead Sciences, Inc.(1)	47,445	5,554,861
Medivation, Inc.(2)	10,333	1,180,029
United Therapeutics Corp.(1)(2)	6,731	1,170,857
		19,151,498
Building Products — 0.5%
USG Corp.(1)(2)	81,074	2,253,047

7

	Shares	Value
Capital Markets — 4.1%
Ameriprise Financial, Inc.(1)	33,166	$4,143,428
Artisan Partners Asset Management, Inc., Class A	40,463	1,879,911
Evercore Partners, Inc., Class A(1)	75,312	4,063,836
Franklin Resources, Inc.(1)	81,646	4,003,103
Legg Mason, Inc.	73,148	3,769,317
Waddell & Reed Financial, Inc., Class A	30,536	1,444,658
		19,304,253
Chemicals — 3.4%
Cabot Corp.(1)	91,116	3,397,716
Dow Chemical Co. (The)(1)	103,446	5,293,332
E.I. du Pont de Nemours & Co.(1)	69,675	4,455,716
LyondellBasell Industries NV, Class A	27,953	2,893,694
		16,040,458
Commercial Services and Supplies — 2.4%
Deluxe Corp.(1)	48,890	3,031,180
Herman Miller, Inc.(1)	119,170	3,447,588
Pitney Bowes, Inc.(1)	149,730	3,115,881
Waste Management, Inc.	39,622	1,836,480
		11,431,129
Communications Equipment — 3.7%
Brocade Communications Systems, Inc.(1)	340,479	4,044,890
Cisco Systems, Inc.(1)	270,167	7,418,786
QUALCOMM, Inc.(1)	97,352	6,097,156
		17,560,832
Consumer Finance — 0.9%
Credit Acceptance Corp.(2)	17,846	4,393,328
Containers and Packaging — 0.2%
Berry Plastics Group, Inc.(1)(2)	35,625	1,154,250
Diversified Consumer Services — 0.7%
H&R Block, Inc.(1)	118,702	3,519,514
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)(2)	15,142	2,060,978
Diversified Telecommunication Services — 0.5%
AT&T, Inc.(1)	23,723	842,641
Verizon Communications, Inc.(1)	29,380	1,369,402
		2,212,043
Electric Utilities — 0.5%
Entergy Corp.(1)	28,136	1,983,588
NextEra Energy, Inc.	6,011	589,258
		2,572,846
Electrical Equipment — 1.8%
Emerson Electric Co.(1)	78,429	4,347,320
Rockwell Automation, Inc.(1)	32,600	4,063,264
		8,410,584

8

	Shares	Value
Electronic Equipment, Instruments and Components — 1.1%
Corning, Inc.(1)	206,444	$4,073,140
Dolby Laboratories, Inc., Class A(1)	28,629	1,135,999
		5,209,139
Energy Equipment and Services — 2.6%
Dril-Quip, Inc.(1)(2)	31,088	2,339,372
FMC Technologies, Inc.(2)	17,655	732,506
Schlumberger Ltd.(1)	75,207	6,482,091
Superior Energy Services, Inc.(1)	136,002	2,861,482
		12,415,451
Food and Staples Retailing — 3.4%
CVS Health Corp.(1)	63,583	6,668,585
Kroger Co. (The)	17,497	1,268,707
SUPERVALU, Inc.(1)(2)	229,453	1,856,275
Wal-Mart Stores, Inc.(1)	92,198	6,539,604
		16,333,171
Food Products — 4.3%
Archer-Daniels-Midland Co.(1)	94,809	4,571,690
Bunge Ltd.(1)	40,325	3,540,535
ConAgra Foods, Inc.(1)	62,577	2,735,866
Dean Foods Co.	71,529	1,156,624
Ingredion, Inc.	10,305	822,442
Pilgrim's Pride Corp.(1)	123,092	2,827,423
Sanderson Farms, Inc.(1)	42,117	3,165,514
Seaboard Corp.(1)(2)	453	1,630,347
		20,450,441
Health Care Equipment and Supplies — 3.3%
Boston Scientific Corp.(2)	27,474	486,290
C.R. Bard, Inc.	3,973	678,191
DENTSPLY International, Inc.(1)	58,024	2,991,137
Hologic, Inc.(2)	24,479	931,671
St. Jude Medical, Inc.(1)	59,365	4,337,800
Stryker Corp.(1)	46,537	4,447,541
Teleflex, Inc.(1)	12,204	1,653,032
		15,525,662
Health Care Providers and Services — 4.3%
Aetna, Inc.(1)	39,838	5,077,752
Cardinal Health, Inc.	7,982	667,694
Express Scripts Holding Co.(1)(2)	42,563	3,785,553
HCA Holdings, Inc.(1)(2)	53,396	4,844,085
Health Net, Inc.(2)	35,151	2,253,882
Molina Healthcare, Inc.(2)	22,415	1,575,775
UnitedHealth Group, Inc.	17,325	2,113,650
		20,318,391
Health Care Technology — 1.2%
Allscripts Healthcare Solutions, Inc.(1)(2)	130,581	1,786,348
Cerner Corp.(1)(2)	57,102	3,943,464
		5,729,812
9

	Shares	Value
Hotels, Restaurants and Leisure — 4.7%
Brinker International, Inc.	63,833	$3,679,973
Cracker Barrel Old Country Store, Inc.	26,368	3,933,051
Darden Restaurants, Inc.	26,629	1,892,789
Diamond Resorts International, Inc.(2)	61,411	1,937,517
Las Vegas Sands Corp.(1)	67,281	3,536,962
Marriott Vacations Worldwide Corp.	21,065	1,932,714
SeaWorld Entertainment, Inc.	30,884	569,501
Vail Resorts, Inc.	24,086	2,630,191
Wyndham Worldwide Corp.(1)	24,668	2,020,556
		22,133,254
Household Durables — 0.7%
Garmin Ltd.	16,274	714,917
Harman International Industries, Inc.	20,516	2,440,173
		3,155,090
Household Products — 1.9%
Procter & Gamble Co. (The)(1)	115,834	9,062,852
Industrial Conglomerates — 2.9%
3M Co.(1)	40,398	6,233,411
Danaher Corp.(1)	48,017	4,109,775
General Electric Co.(1)	124,149	3,298,639
		13,641,825
Insurance — 1.3%
Allstate Corp. (The)	49,614	3,218,460
Amtrust Financial Services, Inc.(1)	17,008	1,114,194
Hanover Insurance Group, Inc. (The)(1)	22,436	1,660,937
		5,993,591
Internet and Catalog Retail — 0.3%
Expedia, Inc.(1)	11,536	1,261,462
Liberty Interactive Corp. QVC Group, Class A(1)(2)	8,348	231,657
		1,493,119
Internet Software and Services — 2.6%
eBay, Inc.(1)(2)	92,171	5,552,381
Facebook, Inc., Class A(1)(2)	12,005	1,029,609
Google, Inc., Class A(1)(2)	9,976	5,387,439
VeriSign, Inc.(2)	3,490	215,403
		12,184,832
IT Services — 3.9%
Accenture plc, Class A(1)	55,413	5,362,870
Amdocs Ltd.(1)	19,942	1,088,634
Computer Sciences Corp.(1)	39,601	2,599,409
Convergys Corp.	26,082	664,830
International Business Machines Corp.(1)	45,800	7,449,828
Teradata Corp.(2)	13,612	503,644
Western Union Co. (The)	23,642	480,642
Xerox Corp.	31,934	339,778
		18,489,635

10

	Shares	Value
Life Sciences Tools and Services — 1.0%
Bio-Rad Laboratories, Inc., Class A(1)(2)	28,529	$4,296,753
Bruker Corp.(1)(2)	18,783	383,361
		4,680,114
Machinery — 4.3%
Caterpillar, Inc.(1)	57,609	4,886,395
Cummins, Inc.	30,293	3,974,139
Illinois Tool Works, Inc.	23,469	2,154,219
PACCAR, Inc.	16,546	1,055,800
Parker-Hannifin Corp.(1)	34,775	4,045,376
Stanley Black & Decker, Inc.(1)	41,819	4,401,032
		20,516,961
Marine — 0.5%
Matson, Inc.(1)	54,059	2,272,640
Media — 3.3%
Cablevision Systems Corp., Class A(1)	187,696	4,493,442
Comcast Corp., Class A(1)	57,696	3,469,838
DIRECTV(2)	12,861	1,193,372
Omnicom Group, Inc.(1)	30,707	2,133,830
Scripps Networks Interactive, Inc., Class A	36,741	2,401,759
Viacom, Inc., Class B	16,530	1,068,499
Walt Disney Co. (The)(1)	8,043	918,028
		15,678,768
Metals and Mining — 1.4%
Alcoa, Inc.(1)	292,928	3,266,147
United States Steel Corp.(1)	165,234	3,407,125
		6,673,272
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	42,982	1,688,333
Multiline Retail — 3.2%
Big Lots, Inc.(1)	87,016	3,914,850
Dillard's, Inc., Class A(1)	23,457	2,467,441
Kohl's Corp.	58,954	3,691,110
Macy's, Inc.(1)	5,172	348,955
Target Corp.(1)	60,465	4,935,758
		15,358,114
Oil, Gas and Consumable Fuels — 5.4%
Chevron Corp.(1)	13,494	1,301,766
CVR Energy, Inc.(1)	92,734	3,490,508
Denbury Resources, Inc.(1)	109,659	697,431
EOG Resources, Inc.(1)	25,579	2,239,442
Exxon Mobil Corp.(1)	64,239	5,344,685
Murphy Oil Corp.(1)	86,234	3,584,747
Valero Energy Corp.(1)	86,485	5,413,961
Western Refining, Inc.(1)	78,541	3,425,958
		25,498,498

11

	Shares	Value
Paper and Forest Products — 0.1%
Domtar Corp.	8,454	$349,995
International Paper Co.	6,535	311,001
		660,996
Personal Products — 0.2%
Avon Products, Inc.(1)	149,515	935,964
Pharmaceuticals — 7.2%
AbbVie, Inc.(1)	102,814	6,908,073
Johnson & Johnson(1)	105,973	10,328,128
Merck & Co., Inc.(1)	135,499	7,713,958
Pfizer, Inc.(1)	272,930	9,151,343
		34,101,502
Professional Services — 0.3%
ManpowerGroup, Inc.(1)	10,181	909,978
TriNet Group, Inc.(2)	12,689	321,666
		1,231,644
Real Estate Investment Trusts (REITs) — 2.9%
Hospitality Properties Trust(1)	118,072	3,402,835
Lamar Advertising Co., Class A(1)	60,699	3,488,978
Plum Creek Timber Co., Inc.	6,722	272,712
RLJ Lodging Trust	117,794	3,507,905
Ryman Hospitality Properties, Inc.(1)	60,297	3,202,374
		13,874,804
Real Estate Management and Development — 1.5%
CBRE Group, Inc.(1)(2)	94,705	3,504,085
Jones Lang LaSalle, Inc.(1)	21,337	3,648,627
		7,152,712
Semiconductors and Semiconductor Equipment — 2.6%
Fairchild Semiconductor International, Inc.(2)	14,533	252,583
Intel Corp.(1)	239,062	7,271,071
Marvell Technology Group Ltd.(1)	23,123	304,877
Micron Technology, Inc.(1)(2)	54,256	1,022,183
Texas Instruments, Inc.(1)	70,464	3,629,601
		12,480,315
Software — 6.2%
Activision Blizzard, Inc.	34,359	831,831
Cadence Design Systems, Inc.(1)(2)	189,038	3,716,487
Electronic Arts, Inc.(2)	21,851	1,453,092
Mentor Graphics Corp.(1)	86,024	2,273,614
Microsoft Corp.(1)	232,334	10,257,546
Oracle Corp.(1)	166,804	6,722,201
Symantec Corp.(1)	17,441	405,503
Synopsys, Inc.(1)(2)	72,433	3,668,732
		29,329,006
Specialty Retail — 3.7%
Best Buy Co., Inc.(1)	61,143	1,993,873

12

	Shares	Value
Foot Locker, Inc.(1)	63,423	$4,249,975
Gap, Inc. (The)(1)	94,361	3,601,760
Lowe's Cos., Inc.(1)	83,796	5,611,818
Murphy USA, Inc.(1)(2)	40,385	2,254,291
		17,711,717
Technology Hardware, Storage and Peripherals — 7.1%
Apple, Inc.(1)	150,293	18,850,499
EMC Corp.(1)	194,227	5,125,651
Hewlett-Packard Co.(1)	153,553	4,608,126
NetApp, Inc.(1)	7,571	238,941
SanDisk Corp.(1)	22,879	1,332,015
Seagate Technology plc(1)	12,495	593,512
Western Digital Corp.(1)	34,807	2,729,565
		33,478,309
Textiles, Apparel and Luxury Goods — 0.7%
Wolverine World Wide, Inc.(1)	114,491	3,260,704
Thrifts and Mortgage Finance — 1.2%
Essent Group Ltd.(2)	135,084	3,694,548
Nationstar Mortgage Holdings, Inc.(1)(2)	130,678	2,195,390
		5,889,938
TOTAL COMMON STOCKS (Cost $552,159,989)		606,135,248
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $683,691), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $670,050)		670,048
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $2,739,463), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $2,681,001)		2,681,000
State Street Institutional Liquid Reserves Fund, Premier Class	665,917	665,917
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,016,965)		4,016,965
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 128.5% (Cost $556,176,954)		610,152,213
COMMON STOCKS SOLD SHORT — (29.3)%
Aerospace and Defense — (1.2)%
DigitalGlobe, Inc.	(118,600)	(3,295,894)
Orbital ATK, Inc.	(30,999)	(2,274,087)
		(5,569,981)
Air Freight and Logistics — (0.2)%
UTi Worldwide, Inc.	(86,093)	(860,069)
Airlines — (0.9)%
Allegiant Travel Co.	(11,693)	(2,079,951)
Spirit Airlines, Inc.	(36,350)	(2,257,335)
		(4,337,286)
Auto Components — (0.9)%
BorgWarner, Inc.	(27,385)	(1,556,564)
Visteon Corp.	(23,934)	(2,512,591)
		(4,069,155)

13

	Shares	Value
Chemicals — (1.1)%
Platform Specialty Products Corp.	(11,576)	$(296,114)
Tronox Ltd., Class A	(66,036)	(966,106)
WR Grace & Co.	(37,339)	(3,745,102)
		(5,007,322)
Communications Equipment — (0.9)%
Motorola Solutions, Inc.	(54,645)	(3,133,344)
ViaSat, Inc.	(21,558)	(1,299,085)
		(4,432,429)
Construction and Engineering — (1.4)%
AECOM	(112,639)	(3,726,098)
Granite Construction, Inc.	(83,141)	(2,952,337)
		(6,678,435)
Diversified Financial Services — (0.7)%
Leucadia National Corp.	(136,488)	(3,313,929)
Electric Utilities — (0.1)%
ALLETE, Inc.	(14,321)	(664,351)
Electrical Equipment — (0.4)%
Franklin Electric Co., Inc.	(51,834)	(1,675,793)
Electronic Equipment, Instruments and Components — (1.5)%
Anixter International, Inc.	(51,339)	(3,344,736)
FEI Co.	(33,497)	(2,777,906)
SYNNEX Corp.	(6,608)	(483,639)
Zebra Technologies Corp., Class A	(4,956)	(550,364)
		(7,156,645)
Energy Equipment and Services — (1.3)%
Bristow Group, Inc.	(44,277)	(2,359,964)
Rowan Cos. plc	(169,276)	(3,573,416)
RPC, Inc.	(23,003)	(318,132)
		(6,251,512)
Food and Staples Retailing — (1.2)%
PriceSmart, Inc.	(40,723)	(3,715,566)
United Natural Foods, Inc.	(30,879)	(1,966,375)
		(5,681,941)
Food Products — (0.5)%
Post Holdings, Inc.	(47,432)	(2,558,008)
Gas Utilities — (0.2)%
South Jersey Industries, Inc.	(39,939)	(987,692)
Health Care Equipment and Supplies — (0.1)%
Cooper Cos., Inc. (The)	(1,950)	(347,042)
Health Care Providers and Services — (3.0)%
Acadia Healthcare Co., Inc.	(46,986)	(3,680,414)
Brookdale Senior Living, Inc.	(98,650)	(3,423,155)
Henry Schein, Inc.	(13,185)	(1,873,852)
Owens & Minor, Inc.	(69,257)	(2,354,738)
Tenet Healthcare Corp.	(52,240)	(3,023,651)
		(14,355,810)

14

	Shares	Value
Hotels, Restaurants and Leisure — (0.4)%
MGM Resorts International	(99,651)	$(1,818,631)
Household Durables — (1.0)%
Lennar Corp., Class A	(36,748)	(1,875,618)
M.D.C. Holdings, Inc.	(96,865)	(2,903,044)
		(4,778,662)
Insurance — (0.8)%
MBIA, Inc.	(389,330)	(2,339,873)
Old Republic International Corp.	(88,864)	(1,388,945)
		(3,728,818)
Internet Software and Services — (0.5)%
Yahoo!, Inc.	(63,619)	(2,499,591)
IT Services — (1.3)%
Global Payments, Inc.	(20,769)	(2,148,553)
WEX, Inc.	(36,989)	(4,215,636)
		(6,364,189)
Machinery — (0.7)%
Donaldson Co., Inc.	(94,368)	(3,378,374)
Media — (0.7)%
Loral Space & Communications, Inc.	(53,795)	(3,395,540)
Metals and Mining — (0.5)%
Allegheny Technologies, Inc.	(9,995)	(301,849)
Freeport-McMoRan, Inc.	(14,431)	(268,705)
Hecla Mining Co.	(768,556)	(2,021,303)
		(2,591,857)
Multi-Utilities — (0.1)%
Dominion Resources, Inc.	(9,694)	(648,238)
Oil, Gas and Consumable Fuels — (1.4)%
Cobalt International Energy, Inc.	(118,923)	(1,154,742)
Diamondback Energy, Inc.	(29,120)	(2,195,066)
Gulfport Energy Corp.	(59,296)	(2,386,664)
Teekay Corp.	(15,570)	(666,707)
		(6,403,179)
Paper and Forest Products — (0.8)%
Louisiana-Pacific Corp.	(232,527)	(3,959,935)
Pharmaceuticals — (0.2)%
Akorn, Inc.	(26,593)	(1,161,050)
Professional Services — (0.8)%
Advisory Board Co. (The)	(72,442)	(3,960,404)
Real Estate Management and Development — (0.7)%
Howard Hughes Corp. (The)	(10,089)	(1,448,175)
Kennedy-Wilson Holdings, Inc.	(69,774)	(1,715,743)
		(3,163,918)

15

	Shares	Value
Road and Rail — (0.6)%
Kansas City Southern	(29,486)	$(2,689,123)
Semiconductors and Semiconductor Equipment — (0.8)%
SunEdison, Inc.	(133,578)	(3,995,318)
Software — (0.1)%
FireEye, Inc.	(8,289)	(405,415)
Specialty Retail — (1.3)%
Cabela's, Inc.	(56,672)	(2,832,466)
CarMax, Inc.	(46,598)	(3,085,254)
		(5,917,720)
Textiles, Apparel and Luxury Goods — (0.2)%
Under Armour, Inc., Class A	(10,260)	(856,094)
Trading Companies and Distributors — (0.1)%
Watsco, Inc.	(2,233)	(276,311)
Transportation Infrastructure — (0.7)%
Macquarie Infrastructure Corp.	(38,957)	(3,219,017)
TOTAL COMMON STOCKS SOLD SHORT — (29.3)% (Proceeds $136,996,532)		(139,158,784)
OTHER ASSETS AND LIABILITIES — 0.8%		3,704,057
TOTAL NET ASSETS — 100.0%		$474,697,486

NOTES TO SCHEDULE OF INVESTMENTS

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $402,858,038.

(2)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $556,176,954)	$610,152,213
Deposits with broker for securities sold short	2,683,347
Receivable for investments sold	27,089,675
Receivable for capital shares sold	413,433
Dividends and interest receivable	623,911
640,962,579

Liabilities
Securities sold short, at value (proceeds of $136,996,532)	139,158,784
Payable for investments purchased	26,610,197
Accrued management fees	430,486
Dividend expense payable on securities sold short	65,626
166,265,093

Net Assets	$474,697,486

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	200,000,000
Shares outstanding	32,939,880

Net Asset Value Per Share	$14.41

Net Assets Consist of:
Capital (par value and paid-in surplus)	$393,443,015
Undistributed net investment income	241,436
Undistributed net realized gain	29,200,028
Net unrealized appreciation	51,813,007
$474,697,486

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,484)	$10,875,302
Interest	3,761
10,879,063

Expenses:
Dividend expense on securities sold short	1,095,445
Broker fees and charges on securities sold short	743,940
Management fees	4,651,437
Directors' fees and expenses	20,805
Other expenses	137
6,511,764

Net investment income (loss)	4,367,299

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	53,161,150
Securities sold short transactions	(8,095,247)
45,065,903

Change in net unrealized appreciation (depreciation) on:
Investments	(37,411,328)
Securities sold short	6,753,111
(30,658,217)

Net realized and unrealized gain (loss)	14,407,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,774,985

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$4,367,299	$2,905,761
Net realized gain (loss)	45,065,903	37,130,428
Change in net unrealized appreciation (depreciation)	(30,658,217)	37,542,280
Net increase (decrease) in net assets resulting from operations	18,774,985	77,578,469

Distributions to Shareholders
From net investment income	(4,115,172)	(2,895,863)
From net realized gains	(43,391,423)	(18,191,926)
Decrease in net assets from distributions	(47,506,595)	(21,087,789)

Capital Share Transactions
Proceeds from shares sold	93,554,643	53,033,084
Proceeds from reinvestment of distributions	47,506,595	21,087,789
Payments for shares redeemed	(24,508,840)	(11,310,492)
Net increase (decrease) in net assets from capital share transactions	116,552,398	62,810,381

Net increase (decrease) in net assets	87,820,788	119,301,061

Net Assets
Beginning of period	386,876,698	267,575,637
End of period	$474,697,486	$386,876,698

Undistributed net investment income	$241,436	$55,052

Transactions in Shares of the Fund
Sold	6,360,257	3,687,822
Issued in reinvestment of distributions	3,298,154	1,466,219
Redeemed	(1,605,334)	(763,715)
Net increase (decrease) in shares of the fund	8,053,077	4,390,326

See Notes to Financial Statements.

19

Statement of Cash Flows

YEAR ENDED JUNE 30, 2015
Cash Flows From (Used In) Operating Activities
Net increase (decrease) in net assets resulting from operations	$18,774,985
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash from (used in) operating activities:
Purchases of investment securities	(515,302,129)
Proceeds from investments sold	422,328,703
Purchases to cover securities sold short	(132,276,115)
Proceeds from securities sold short	153,350,423
(Increase) decrease in short-term investments	2,854,916
(Increase) decrease in deposits with broker for securities sold short	(1,422,343)
(Increase) decrease in receivable for investments sold	(26,035,087)
(Increase) decrease in dividends and interest receivable	(187,346)
Increase (decrease) in payable for investments purchased	23,585,592
Increase (decrease) in accrued management fees	84,982
Increase (decrease) in dividend expense payable on securities sold short	10,976
Change in net unrealized (appreciation) depreciation on investments	37,411,328
Net realized (gain) loss on investment transactions	(53,161,150)
Change in net unrealized (appreciation) depreciation on securities sold short	(6,753,111)
Net realized (gain) loss on securities sold short transactions	8,095,247
Net cash from (used in) operating activities	(68,640,129)

Cash Flows From (Used In) Financing Activities
Proceeds from shares sold	93,142,183
Payments for shares redeemed	(24,508,840)
Distributions paid, net of reinvestments	—
Net cash from (used in) financing activities	68,633,343

Net Increase (Decrease) In Cash	(6,786)
Cash at beginning of period	6,786
Cash at end of period	—

Supplemental disclosure of cash flow information:
Non cash financing activities not included herein consist of all reinvestment of distributions of $47,506,595.

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Core Equity Plus Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

21

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

22

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Statement of Cash Flows — The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash from (used in) operating activities. The beginning of period and end of period cash is the amount of domestic and foreign currency included in the fund's Statement of Assets and Liabilities and represents the cash on hand at the custodian bank and does not include any short-term investments or deposits with brokers for securities sold short.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.9680% to 1.1500%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2015 was 1.09%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended June 30, 2015 were $647,578,244 and $575,396,756, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

23

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$606,135,248	—	—
Temporary Cash Investments	665,917	$3,351,048	—
	$606,801,165	$3,351,048	—

Liabilities
Securities Sold Short
Common Stocks	$(139,158,784)	—	—

6. Risk Factors

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund's investment strategy utilizes leverage, which can increase market exposure and subject the fund to greater risk and higher volatility.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$8,267,044	$6,818,382
Long-term capital gains	$39,239,551	$14,269,407

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

24

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$556,266,458
Gross tax appreciation of investments	$77,687,048
Gross tax depreciation of investments	(23,801,293)
Net tax appreciation (depreciation) of investments	53,885,755
Net tax appreciation (depreciation) on securities sold short	(2,513,179)
Net tax appreciation (depreciation)	$51,372,576
Undistributed ordinary income	$241,436
Accumulated long-term gains	$30,687,471
Post-October capital loss deferral	$(1,047,012)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to deferral of losses on unsettled short positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$15.55	0.16	0.58	0.74	(0.14)	(1.74)	(1.88)	$14.41	4.86%	1.53%	1.10%	1.03%	106%	$474,697
2014	$13.05	0.13	3.33	3.46	(0.12)	(0.84)	(0.96)	$15.55	27.10%	1.57%	1.10%	0.88%	104%	$386,877
2013	$10.95	0.16	2.26	2.42	(0.18)	(0.14)	(0.32)	$13.05	22.54%	1.66%	1.10%	1.35%	111%	$267,576
2012(3)	$10.00	0.03	0.92	0.95	—(4)	—	—(4)	$10.95	9.55%	1.86%(5)	1.11%(5)	0.53%(5)	81%	$188,648

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	December 1, 2011 (fund inception) through June 30, 2012.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the
NT Core Equity Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the NT Core Equity Plus Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

27

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

30

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

32

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $8,267,044, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,151,872 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $39,239,551, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86516 1508

ANNUAL REPORT	JUNE 30, 2015

NT Disciplined Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2015
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ANTDX	-2.30%	3/19/15
Russell 1000 Growth Index	—	-1.01%	—
Institutional Class	ANDGX	-2.20%	3/19/15

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.03%	0.83%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

NT Disciplined Growth returned -2.20%* for the partial period from March 19, 2015 through
June 30, 2015, compared with the -1.01% return of its benchmark, the Russell 1000 Growth Index and the -0.70% return of the broad S&P 500 Index.

U.S. equity markets endured substantial volatility, ending the reporting period with declines. NT Disciplined Growth declined during the period, underperforming its benchmark, the Russell 1000 Growth Index. Security selection in the consumer discretionary sector was a leading detractor from fund results, while health care sector holdings contributed to relative performance.

NT Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, growth and sentiment were generally rewarded while valuation- and quality-oriented stocks struggled.

Consumer Discretionary Leading Detractor

Overweight positions, relative to the index, in a number of underperforming brick-and-mortar retailers led the consumer discretionary sector to be a leading underperformer. Department store operator Dillard’s was a key detractor, falling on declining sales, which led to weaker-than-expected quarterly financial results. We believe the company remains very attractive on valuation and sentiment insights. Likewise, Kohl’s tumbled after the department store reported disappointing sales despite beating earnings estimates. Despite a difficult quarter, the stock remains attractive across all measures, with sentiment and valuation representing the strongest insights. For-profit education provider Strayer Education weighed on results as lower enrollment due to stricter financial aid funding guidelines imposed on for-profit colleges pressured the company’s revenues. However, the holding remains very attractive across valuation and quality metrics and is strong on sentiment-based factors.

Having no exposure to several internet retailers also detracted. Not owning streaming video provider Netflix was detrimental as the company’s stock reached record highs on accelerating subscriber gains both at home and abroad, which led to strong first-quarter results. Similarly, an underweight in Amazon.com weighed on performance as the internet retailer’s stock price continued to rise on robust earnings, due in part to strength in the company’s cloud computing business. We believe that both stocks demonstrate the market’s preference for expensive growth names, and consider both to be overvalued.

Materials holdings also diminished portfolio gains. An overweight in Southwest Airlines detracted after the company’s stock price fell on investors’ jitters that the sluggish growth rate of the U.S. economy could lead to lower passenger unit revenues. However, Southwest’s earnings and revenues remain strong, and our research continues to show favorable quality, growth, and valuation measures.

*
All fund returns referenced in this commentary are for Institutional Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Health Care Sector Leading Relative Contributor

Outperformance across a number of industries helped to position the health care sector as a leading contributor. An overweight position in Gilead Sciences made a substantial contribution. The biopharmaceutical manufacturer’s stock price rallied on better-than-expected quarterly financial results and stronger full year guidance due to robust sales of Harvoni, its hepatitis C treatments. Pharmaceutical company AbbVie’s stock price advanced following unexpectedly strong first-quarter earnings and revenues, which were driven by ongoing strength in sales of its blockbuster anti-inflammatory drug, Humira.

Information technology sector contribution came primarily from security selection in internet software and services providers and positioning among software manufacturers. An overweight position in video game maker Electronic Arts was beneficial. The company’s rising sales, particularly on mobile platforms, led to stronger-than-expected revenues and earnings.

Elsewhere, leading contribution came from cable provider Cablevision, whose stock price benefited from widespread consolidation in the industry and speculation that Cablevision may be an attractive target for acquisition. The position’s quality-based factors are especially strong. A portfolio-only position in Cal-Maine Foods was also successful. The egg producer’s stock rally was driven by the ongoing spread of avian flu, which is expected to decrease the supply of eggs and bolster producers’ prices. We subsequently sold the position, opting to lock in gains in light of industry instability.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. The funds largest overweights are in information technology and industrials, while the underweights are led by the materials and consumer discretionary sectors.

4

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	7.5%
Gilead Sciences, Inc.	2.4%
Verizon Communications, Inc.	2.1%
Google, Inc., Class A	2.1%
Facebook, Inc., Class A	2.0%
PepsiCo, Inc.	1.9%
Amgen, Inc.	1.8%
AbbVie, Inc.	1.8%
Biogen, Inc.	1.6%
3M Co.	1.6%

Top Five Industries	% of net assets
Biotechnology	8.7%
Technology Hardware, Storage and Peripherals	8.4%
Software	6.8%
Internet Software and Services	6.3%
Pharmaceuticals	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(1.0)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$977.00(2)	$2.84(3)	1.01%
Institutional Class	$1,000	$978.00(2)	$2.28(3)	0.81%
Hypothetical
Investor Class	$1,000	$1,019.79(4)	$5.06(4)	1.01%
Institutional Class	$1,000	$1,020.78(4)	$4.06(4)	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from March 19, 2015 (fund inception) through June 30, 2015.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 104, the number of days in the period from March 19, 2015 (fund inception) through June 30, 2015, divided by 365 to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

6

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 3.1%
Astronics Corp.(1)	34,095	$2,416,995
Boeing Co. (The)	7,034	975,756
Honeywell International, Inc.	36,225	3,693,863
Huntington Ingalls Industries, Inc.	28,098	3,163,554
Spirit AeroSystems Holdings, Inc., Class A(1)	65,696	3,620,507
		13,870,675
Airlines — 1.8%
Southwest Airlines Co.	120,054	3,972,587
United Continental Holdings, Inc.(1)	78,713	4,172,576
		8,145,163
Beverages — 3.4%
Coca-Cola Co. (The)	76,175	2,988,345
Dr Pepper Snapple Group, Inc.	50,746	3,699,384
PepsiCo, Inc.	90,645	8,460,804
		15,148,533
Biotechnology — 8.7%
Amgen, Inc.	54,177	8,317,253
Biogen, Inc.(1)	18,383	7,425,629
Celgene Corp.(1)	61,930	7,167,468
Gilead Sciences, Inc.	91,898	10,759,418
Ophthotech Corp.(1)	32,910	1,713,295
Regeneron Pharmaceuticals, Inc.(1)	7,371	3,760,168
		39,143,231
Building Products — 0.1%
Continental Building Products, Inc.(1)	21,588	457,450
Capital Markets — 1.3%
Ameriprise Financial, Inc.	2,209	275,970
Artisan Partners Asset Management, Inc., Class A	7,914	367,685
Franklin Resources, Inc.	48,529	2,379,377
Legg Mason, Inc.	42,668	2,198,682
Moelis & Co., Class A	25,137	721,683
		5,943,397
Chemicals — 0.8%
Cabot Corp.	58,569	2,184,038
International Flavors & Fragrances, Inc.	6,252	683,281
Minerals Technologies, Inc.	9,900	674,487
		3,541,806
Commercial Services and Supplies — 0.7%
Herman Miller, Inc.	23,318	674,590
Pitney Bowes, Inc.	24,288	505,433
Waste Management, Inc.	43,057	1,995,692
		3,175,715
Communications Equipment — 1.1%
ARRIS Group, Inc.(1)	22,976	703,065

7

	Shares	Value
F5 Networks, Inc.(1)	745	$89,661
QUALCOMM, Inc.	65,716	4,115,793
		4,908,519
Containers and Packaging — 0.5%
Berry Plastics Group, Inc.(1)	71,281	2,309,504
Diversified Consumer Services — 1.4%
Capella Education Co.	4,706	252,571
H&R Block, Inc.	123,378	3,658,158
K12, Inc.(1)	42,591	538,776
Strayer Education, Inc.(1)	42,120	1,815,372
		6,264,877
Diversified Financial Services†
GAIN Capital Holdings, Inc.	3,271	31,271
Diversified Telecommunication Services — 2.5%
CenturyLink, Inc.	54,529	1,602,062
Verizon Communications, Inc.	205,433	9,575,232
		11,177,294
Electrical Equipment — 1.9%
Emerson Electric Co.	63,000	3,492,090
Enphase Energy, Inc.(1)	66,181	503,638
Rockwell Automation, Inc.	35,374	4,409,015
		8,404,743
Electronic Equipment, Instruments and Components — 0.4%
Corning, Inc.	91,038	1,796,180
Energy Equipment and Services — 0.9%
FMC Technologies, Inc.(1)	4,747	196,953
Schlumberger Ltd.	46,558	4,012,834
		4,209,787
Food and Staples Retailing — 2.3%
CVS Health Corp.	30,061	3,152,798
Kroger Co. (The)	68,818	4,989,993
Wal-Mart Stores, Inc.	29,239	2,073,922
		10,216,713
Food Products — 2.1%
Archer-Daniels-Midland Co.	44,433	2,142,559
Hormel Foods Corp.	66,033	3,722,280
Pilgrim's Pride Corp.	148,517	3,411,436
Seaboard Corp.(1)	29	104,371
		9,380,646
Health Care Equipment and Supplies — 4.0%
Analogic Corp.	3,781	298,321
DENTSPLY International, Inc.	10,194	525,501
Edwards Lifesciences Corp.(1)	29,690	4,228,747
Hologic, Inc.(1)	97,660	3,716,939
ICU Medical, Inc.(1)	1,111	106,278
St. Jude Medical, Inc.	59,818	4,370,901
Stryker Corp.	45,059	4,306,289
Varian Medical Systems, Inc.(1)	8,046	678,519
		18,231,495

8

	Shares	Value
Health Care Providers and Services — 2.8%
Aetna, Inc.	17,561	$2,238,325
Anthem, Inc.	8,295	1,361,541
Cardinal Health, Inc.	26,018	2,176,406
Express Scripts Holding Co.(1)	63,393	5,638,173
UnitedHealth Group, Inc.	10,421	1,271,362
		12,685,807
Health Care Technology — 0.1%
Cerner Corp.(1)	1,300	89,778
Merge Healthcare, Inc.(1)	22,240	106,752
Quality Systems, Inc.	10,959	181,591
		378,121
Hotels, Restaurants and Leisure — 4.3%
Boyd Gaming Corp.(1)	18,141	271,208
Brinker International, Inc.	50,334	2,901,755
Chipotle Mexican Grill, Inc.(1)	6,184	3,741,258
Cracker Barrel Old Country Store, Inc.	24,900	3,714,084
Darden Restaurants, Inc.	20,881	1,484,221
Las Vegas Sands Corp.	81,094	4,263,112
McDonald's Corp.	2,968	282,168
Ruth's Hospitality Group, Inc.	1,376	22,181
Vail Resorts, Inc.	24,896	2,718,643
		19,398,630
Household Durables — 0.7%
Harman International Industries, Inc.	28,484	3,387,887
Household Products — 1.0%
Central Garden and Pet Co.(1)	23,776	271,284
Clorox Co. (The)	8,219	854,940
Colgate-Palmolive Co.	15,748	1,030,077
Procter & Gamble Co. (The)	28,138	2,201,517
		4,357,818
Industrial Conglomerates — 1.6%
3M Co.	47,867	7,385,878
Insurance — 0.1%
Federated National Holding Co.	3,374	81,651
Heritage Insurance Holdings, Inc.(1)	10,121	232,682
		314,333
Internet and Catalog Retail — 1.2%
Amazon.com, Inc.(1)	8,031	3,486,177
Liberty Interactive Corp. QVC Group, Class A(1)	61,632	1,710,288
PetMed Express, Inc.	19,303	333,363
		5,529,828
Internet Software and Services — 6.3%
eBay, Inc.(1)	114,638	6,905,793
Endurance International Group Holdings, Inc.(1)	33,668	695,581
Everyday Health, Inc.(1)	11,145	142,433
Facebook, Inc., Class A(1)	103,309	8,860,296
Google, Inc., Class A(1)	17,346	9,367,534
LogMeIn, Inc.(1)	6,397	412,543

9

	Shares	Value
VeriSign, Inc.(1)	31,913	$1,969,670
		28,353,850
IT Services — 4.2%
Accenture plc, Class A	60,941	5,897,870
CSG Systems International, Inc.	2,798	88,585
International Business Machines Corp.	44,013	7,159,154
Teradata Corp.(1)	29,219	1,081,103
Total System Services, Inc.	59,819	2,498,640
Visa, Inc., Class A	25,955	1,742,878
Western Union Co. (The)	18,779	381,777
		18,850,007
Machinery — 4.0%
Caterpillar, Inc.	39,346	3,337,328
Cummins, Inc.	32,058	4,205,689
Illinois Tool Works, Inc.	7,489	687,415
PACCAR, Inc.	35,241	2,248,728
Parker-Hannifin Corp.	31,964	3,718,372
Stanley Black & Decker, Inc.	36,141	3,803,479
		18,001,011
Media — 3.5%
Cablevision Systems Corp., Class A	8,756	209,619
Comcast Corp., Class A	38,721	2,328,681
Omnicom Group, Inc.	56,802	3,947,171
Scripps Networks Interactive, Inc., Class A	55,180	3,607,117
Twenty-First Century Fox, Inc.	36,253	1,179,854
Viacom, Inc., Class B	2,708	175,045
Walt Disney Co. (The)	39,696	4,530,901
		15,978,388
Metals and Mining — 0.3%
Materion Corp.	35,748	1,260,117
Multiline Retail — 2.5%
Big Lots, Inc.	51,882	2,334,171
Dillard's, Inc., Class A	27,864	2,931,014
Kohl's Corp.	38,770	2,427,390
Target Corp.	45,783	3,737,266
		11,429,841
Oil, Gas and Consumable Fuels — 0.5%
Valero Energy Corp.	34,700	2,172,220
Pharmaceuticals — 4.4%
AbbVie, Inc.	123,007	8,264,840
Bristol-Myers Squibb Co.	18,268	1,215,553
Jazz Pharmaceuticals plc(1)	18,706	3,293,565
Johnson & Johnson	23,254	2,266,335
Merck & Co., Inc.	77,089	4,388,677
Nektar Therapeutics(1)	42,619	533,164
		19,962,134
Professional Services — 0.1%
RPX Corp.(1)	31,651	534,902
Real Estate Investment Trusts (REITs) — 0.8%
Lamar Advertising Co., Class A	62,169	3,573,474

10

	Shares	Value
Real Estate Management and Development — 1.1%
Jones Lang LaSalle, Inc.	21,083	$3,605,193
Marcus & Millichap, Inc.(1)	28,005	1,292,151
		4,897,344
Road and Rail — 0.1%
Union Pacific Corp.	3,661	349,150
Semiconductors and Semiconductor Equipment — 2.1%
Intel Corp.	122,970	3,740,132
Texas Instruments, Inc.	115,809	5,965,322
		9,705,454
Software — 6.8%
Activision Blizzard, Inc.	54,347	1,315,741
Cadence Design Systems, Inc.(1)	196,777	3,868,636
Electronic Arts, Inc.(1)	77,652	5,163,858
Intuit, Inc.	48,194	4,856,509
Microsoft Corp.	140,753	6,214,245
Oracle Corp.	164,999	6,649,460
Synopsys, Inc.(1)	6,862	347,560
Tableau Software, Inc., Class A(1)	9,672	1,115,182
VMware, Inc., Class A(1)	13,084	1,121,822
		30,653,013
Specialty Retail — 4.3%
Bed Bath & Beyond, Inc.(1)	46,581	3,213,157
Build-A-Bear Workshop, Inc.(1)	33,790	540,302
Foot Locker, Inc.	60,997	4,087,409
Gap, Inc. (The)	96,623	3,688,100
Home Depot, Inc. (The)	21,557	2,395,630
Lowe's Cos., Inc.	73,841	4,945,132
Murphy USA, Inc.(1)	13,215	737,661
		19,607,391
Technology Hardware, Storage and Peripherals — 8.4%
Apple, Inc.	271,605	34,066,057
EMC Corp.	139,203	3,673,567
		37,739,624
Textiles, Apparel and Luxury Goods — 0.5%
Michael Kors Holdings Ltd.(1)	6,216	261,632
Wolverine World Wide, Inc.	74,269	2,115,181
		2,376,813
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	56,216	1,537,507
Nationstar Mortgage Holdings, Inc.(1)	146	2,453
		1,539,960
Trading Companies and Distributors†
Kaman Corp.	4,235	177,616
Wireless Telecommunication Services†
Shenandoah Telecommunications Co.	3,680	125,966
TOTAL COMMON STOCKS (Cost $456,789,571)		447,083,576

11

	Shares	Value
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $1,508,048), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $1,477,960)		$1,477,956
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $6,035,934), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $5,913,002)		5,913,000
State Street Institutional Liquid Reserves Fund, Premier Class	1,469,446	1,469,446
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,860,402)		8,860,402
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $465,649,973)		455,943,978
OTHER ASSETS AND LIABILITIES — (1.0)%		(4,371,870)
TOTAL NET ASSETS — 100.0%		$451,572,108

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $465,649,973)	$455,943,978
Receivable for investments sold	28,825,054
Receivable for capital shares sold	317,118
Dividends and interest receivable	283,435
485,369,585

Liabilities
Payable for investments purchased	33,476,087
Accrued management fees	321,390
33,797,477

Net Assets	$451,572,108

Net Assets Consist of:
Capital (par value and paid-in surplus)	$461,609,799
Undistributed net investment income	893,621
Accumulated net realized loss	(1,225,317)
Net unrealized depreciation	(9,705,995)
$451,572,108

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$94,459,343	9,667,889	$9.77
Institutional Class, $0.01 Par Value	$357,112,765	36,529,833	$9.78

See Notes to Financial Statements.

13

Statement of Operations

FOR THE PERIOD ENDED JUNE 30, 2015(1)
Investment Income (Loss)
Income:
Dividends	$1,988,114
Interest	2,005
1,990,119

Expenses:
Management fees	1,088,447
Directors' fees and expenses	3,517
1,091,964

Net investment income (loss)	898,155

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(1,229,851)
Change in net unrealized appreciation (depreciation) on investments	(9,705,995)

Net realized and unrealized gain (loss)	(10,935,846)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,037,691)

(1)	March 19, 2015 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

PERIOD ENDED JUNE 30, 2015(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$898,155
Net realized gain (loss)	(1,229,851)
Change in net unrealized appreciation (depreciation)	(9,705,995)
Net increase (decrease) in net assets resulting from operations	(10,037,691)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	461,609,799

Net increase (decrease) in net assets	451,572,108

Net Assets
End of period	$451,572,108

Undistributed net investment income	$893,621

(1)	March 19, 2015 (fund inception) through June 30, 2015.

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the
Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not

16

limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American
Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.6880% to 0.8700%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the period March 19, 2015 (fund inception) through June 30, 2015 was 1.01% for the Investor Class and 0.81% for the Institutional Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period March 19, 2015 (fund inception) through June 30, 2015 were $585,931,630 and $127,912,208, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended June 30, 2015(1)
	Shares	Amount
Investor Class/Shares Authorized	90,000,000
Sold	9,760,412	$97,603,873
Redeemed	(92,523)	(921,053)
	9,667,889	96,682,820
Institutional Class/Shares Authorized	240,000,000
Sold	36,954,067	369,151,500
Redeemed	(424,234)	(4,224,521)
	36,529,833	364,926,979
Net increase (decrease)	46,197,722	$461,609,799

(1)	March 19, 2015 (fund inception) through June 30, 2015.

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$447,083,576	—	—
Temporary Cash Investments	1,469,446	$7,390,956	—
	$448,553,022	$7,390,956	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period March 19, 2015 (fund inception) through June 30, 2015.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$465,772,014
Gross tax appreciation of investments	$9,113,688
Gross tax depreciation of investments	(18,941,724)
Net tax appreciation (depreciation) of investments	(9,828,036)
Undistributed ordinary income	$893,621
Accumulated short-term capital losses	$(1,103,276)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

19

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$10.00	0.02	(0.25)	(0.23)	$9.77	(2.30)%	1.01%(4)	0.55%(4)	29%	$94,459
Institutional Class
2015(3)	$10.00	0.02	(0.24)	(0.22)	$9.78	(2.20)%	0.81%(4)	0.75%(4)	29%	$357,113

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through June 30, 2015.

(4)	Annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the
NT Disciplined Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Disciplined Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period March 19, 2015 (commencement of operations) through June 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

21

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

24

Approval of Management Agreement

The Fund’s Board of Directors unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent directors/trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the fund. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor would provide to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies.

When considering the approval of the management agreement for the Fund, the independent Directors considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the Fund.

25

The Directors considered all of the information provided by the Advisor and the independent Directors’ independent counsel in connection with the approval and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. The independent Directors concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86517 1508

ANNUAL REPORT	JUNE 30, 2015

NT Equity Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLEX	5.97%	17.47%	7.21%	5/12/06
S&P 500 Index	—	7.42%	17.33%	7.52%	—

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

Value on June 30, 2015
Institutional Class — $18,892

S&P 500 Index — $19,407

 *From May 12, 2006, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Bill Martin and Claudia Musat

Performance Summary

NT Equity Growth returned 5.97% for the fiscal year ended June 30, 2015, compared with the 7.42% return of its benchmark, the S&P 500 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. NT Equity Growth posted gains during the fiscal year, but was unable to match the return of its benchmark. Security selection in the information technology, financials, and consumer discretionary sectors detracted from fund results, while positioning in the energy and utilities sectors contributed to relative performance.

NT Equity Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Within the fund, valuation- and growth-based factors proved most difficult, while quality and sentiment indicators were mildly positive.

Security Selection Across a Number of Sectors Hampered Relative Gains

Information technology sector holdings diminished the fund’s gains, with detraction spread across a number of industries. Leading underperformance on a security level came from an overweight position, relative to the benchmark, in QUALCOMM. The semiconductor manufacturer’s stock price fell sharply after company management reduced revenue and earnings estimates for the coming year based on the supposition that a major smartphone customer would turn to a different processor supplier rather than using QUALCOMM’s high-end Snapdragon 810 processor.

The financials sector was also an area of underperformance, stemming largely from a number of capital markets holdings and stock selection in real estate investment trusts, although no individual position was a leading fund detractor. In the consumer discretionary sector, positioning among specialty and internet retailers weighed on fund results. Not holding home improvement retailer Home Depot, which continued to benefit from rising sales due to historically low interest rates that have driven new home purchases and existing home renovation plans, hurt results. Nevertheless, the company’s valuation metrics remain weak. Similarly, an underweight position in internet retailer Amazon.com, whose stock price continued to rise on strength in the company’s cloud computing business, was detrimental. We exited out of the position due to weak valuation signals as we believe that stock demonstrates the market’s preference for expensive growth names.

Although the energy sector was an overall contributor to relative gains, a number of individual holdings weighed on results. An overweight position in Baker Hughes, a provider of services to the oilfield industry, was detrimental, particularly during the first half of the period when the company’s stock declined amid concerns about falling oil prices and the effects of sanctions on its Russia-based operations. Similarly, EOG Resources, a crude oil producer, was impacted by the slump in oil prices. Both positions were sold out of the fund.

Energy was Leading Sector Contributor

Positioning in the energy sector, particularly underweight exposure to oil, gas, and consumable fuels holdings, bolstered the fund’s relative returns. Key contribution stemmed from holding less than the benchmark weighting in Chevron, which declined steadily throughout the period together with the price of oil.

3

A number of individual outperformers were health care sector names. An overweight position in insurance and managed care provider Aetna was a key contributor in the space, advancing amid merger speculation in the recent wave of health insurance industry consolidation. Higher demand for its therapies led biotechnology company Amgen to consistently beat earnings and revenue expectations. In addition, management’s restructuring and share buyback programs further supported the company’s stock price.

Elsewhere, gains were bolstered by an overweight position in Broadcom. The semiconductor designer’s stock rose following strong quarterly results, and again after a merger announcement with industry rival Avago in a deal that is expected to create the world’s leading communications semiconductor company. Our valuation, quality, and growth indicators showed modest deterioration late in the period and we liquidated the position.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though it remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the U.S. Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-controlled exposure to broad U.S. equities. As such we do not see significant deviations versus the S&P 500. The fund’s largest, but modest, overweights are in the health care and information technology sectors, while the underweights are led by the utilities and financials sectors.

4

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	3.4%
Microsoft Corp.	2.6%
Pfizer, Inc.	1.9%
Procter & Gamble Co. (The)	1.9%
JPMorgan Chase & Co.	1.8%
Gilead Sciences, Inc.	1.7%
Citigroup, Inc.	1.6%
Comcast Corp., Class A	1.6%
Merck & Co., Inc.	1.6%
International Business Machines Corp.	1.6%

Top Five Industries	% of net assets
Pharmaceuticals	6.5%
Biotechnology	5.6%
Technology Hardware, Storage and Peripherals	5.5%
Software	4.9%
Banks	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.2%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,001.00	$2.33	0.47%
Hypothetical
Institutional Class	$1,000	$1,022.46	$2.36	0.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 3.7%
Boeing Co. (The)	57,174	$7,931,177
General Dynamics Corp.	45,892	6,502,438
Honeywell International, Inc.	156,004	15,907,728
Huntington Ingalls Industries, Inc.	22,164	2,495,445
Spirit Aerosystems Holdings, Inc., Class A(1)	127,966	7,052,206
Textron, Inc.	243,748	10,878,473
		50,767,467
Airlines — 1.9%
Delta Air Lines, Inc.	106,694	4,382,990
Southwest Airlines Co.	336,502	11,134,851
United Continental Holdings, Inc.(1)	198,679	10,531,974
		26,049,815
Auto Components — 0.1%
Delphi Automotive plc	20,312	1,728,348
Banks — 4.6%
Bank of America Corp.	520,502	8,858,944
Citigroup, Inc.	408,136	22,545,433
JPMorgan Chase & Co.	360,905	24,454,923
Wells Fargo & Co.	141,093	7,935,070
		63,794,370
Beverages — 2.1%
Coca-Cola Co. (The)	24,275	952,308
Dr Pepper Snapple Group, Inc.	112,505	8,201,615
PepsiCo, Inc.	214,714	20,041,405
		29,195,328
Biotechnology — 5.6%
Amgen, Inc.	132,086	20,277,843
Biogen, Inc.(1)	43,799	17,692,168
Celgene Corp.(1)	133,882	15,494,833
Gilead Sciences, Inc.	204,935	23,993,790
		77,458,634
Capital Markets — 2.8%
Ameriprise Financial, Inc.	93,084	11,628,984
Artisan Partners Asset Management, Inc., Class A	29,214	1,357,283
Franklin Resources, Inc.	236,824	11,611,481
Legg Mason, Inc.	197,442	10,174,186
Waddell & Reed Financial, Inc., Class A	87,975	4,162,097
		38,934,031
Chemicals — 2.9%
Cabot Corp.	228,219	8,510,287

7

	Shares	Value
Dow Chemical Co. (The)	298,699	$15,284,428
E.I. du Pont de Nemours & Co.	24,215	1,548,549
LyondellBasell Industries NV, Class A	144,304	14,938,350
		40,281,614
Commercial Services and Supplies — 0.1%
Pitney Bowes, Inc.	23,485	488,723
Waste Management, Inc.	29,895	1,385,633
		1,874,356
Communications Equipment — 2.8%
Cisco Systems, Inc.	781,360	21,456,145
QUALCOMM, Inc.	272,928	17,093,481
		38,549,626
Consumer Finance — 0.1%
Credit Acceptance Corp.(1)	2,989	735,832
Diversified Consumer Services — 0.5%
H&R Block, Inc.	238,036	7,057,767
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	44,686	6,082,211
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	71,095	2,525,295
Verizon Communications, Inc.	96,279	4,487,564
		7,012,859
Electric Utilities — 0.2%
NextEra Energy, Inc.	31,606	3,098,336
Electrical Equipment — 0.9%
Emerson Electric Co.	219,175	12,148,870
Electronic Equipment, Instruments and Components — 0.8%
Corning, Inc.	596,618	11,771,273
Energy Equipment and Services — 1.4%
Schlumberger Ltd.	216,846	18,689,957
Food and Staples Retailing — 3.5%
CVS Health Corp.	160,675	16,851,594
Kroger Co. (The)	172,788	12,528,858
Wal-Mart Stores, Inc.	265,922	18,861,847
		48,242,299
Food Products — 3.5%
Archer-Daniels-Midland Co.	282,391	13,616,894
Bunge Ltd.	115,525	10,143,095
ConAgra Foods, Inc.	142,262	6,219,695
Ingredion, Inc.	94,372	7,531,829
Pilgrim's Pride Corp.	337,415	7,750,423
Sanderson Farms, Inc.	42,139	3,167,167
		48,429,103
Health Care Equipment and Supplies — 1.8%
St. Jude Medical, Inc.	172,653	12,615,755
Stryker Corp.	130,257	12,448,661
		25,064,416

8

	Shares	Value
Health Care Providers and Services — 2.9%
Aetna, Inc.	115,482	$14,719,336
Cardinal Health, Inc.	18,477	1,545,601
Express Scripts Holding Co.(1)	120,978	10,759,783
HCA Holdings, Inc.(1)	142,109	12,892,129
UnitedHealth Group, Inc.	4,386	535,092
		40,451,941
Health Care Technology — 0.8%
Cerner Corp.(1)	160,051	11,053,122
Hotels, Restaurants and Leisure — 2.4%
Brinker International, Inc.	181,000	10,434,650
Cracker Barrel Old Country Store, Inc.	20,238	3,018,700
Darden Restaurants, Inc.	83,426	5,929,920
Las Vegas Sands Corp.	177,586	9,335,696
Wyndham Worldwide Corp.	49,686	4,069,780
		32,788,746
Household Products — 1.9%
Procter & Gamble Co. (The)	335,656	26,261,725
Industrial Conglomerates — 1.9%
3M Co.	111,971	17,277,125
General Electric Co.	322,454	8,567,603
		25,844,728
Insurance — 2.8%
Allstate Corp. (The)	184,873	11,992,712
Amtrust Financial Services, Inc.	160,396	10,507,542
Aspen Insurance Holdings Ltd.	142,800	6,840,120
Hanover Insurance Group, Inc. (The)	117,882	8,726,804
		38,067,178
Internet Software and Services — 2.0%
eBay, Inc.(1)	268,668	16,184,560
Google, Inc., Class A(1)	22,464	12,131,459
		28,316,019
IT Services — 3.2%
Accenture plc, Class A	157,067	15,200,944
Amdocs Ltd.	137,221	7,490,894
International Business Machines Corp.	133,622	21,734,955
		44,426,793
Life Sciences Tools and Services — 0.2%
Bio-Rad Laboratories, Inc., Class A(1)	19,673	2,962,951
Machinery — 3.9%
Caterpillar, Inc.	162,705	13,800,638
Cummins, Inc.	86,371	11,331,011
PACCAR, Inc.	94,058	6,001,841
Parker-Hannifin Corp.	92,963	10,814,386
Stanley Black & Decker, Inc.	114,300	12,028,932
		53,976,808

9

	Shares	Value
Media — 3.2%
Comcast Corp., Class A	368,960	$22,189,254
DIRECTV(1)	37,779	3,505,514
Omnicom Group, Inc.	89,601	6,226,374
Twenty-First Century Fox, Inc.	140,239	4,564,078
Viacom, Inc., Class B	105,878	6,843,954
Walt Disney Co. (The)	7,016	800,806
		44,129,980
Metals and Mining — 0.5%
Alcoa, Inc.	567,262	6,324,971
Multi-Utilities — 0.1%
Public Service Enterprise Group, Inc.	23,231	912,514
Multiline Retail — 2.9%
Big Lots, Inc.	146,026	6,569,710
Dillard's, Inc., Class A	70,195	7,383,812
Kohl's Corp.	179,531	11,240,436
Target Corp.	181,626	14,826,130
		40,020,088
Oil, Gas and Consumable Fuels — 4.0%
Chevron Corp.	36,097	3,482,278
CVR Energy, Inc.	32,652	1,229,021
Exxon Mobil Corp.	178,346	14,838,387
Marathon Petroleum Corp.	60,804	3,180,657
Murphy Oil Corp.	256,951	10,681,453
Valero Energy Corp.	252,939	15,833,982
Western Refining, Inc.	141,765	6,183,789
		55,429,567
Pharmaceuticals — 6.5%
AbbVie, Inc.	293,020	19,688,014
Johnson & Johnson	216,333	21,083,814
Merck & Co., Inc.	386,942	22,028,608
Pfizer, Inc.	787,314	26,398,638
		89,199,074
Real Estate Investment Trusts (REITs) — 2.0%
Hospitality Properties Trust	198,578	5,723,018
Lamar Advertising Co., Class A	178,986	10,288,115
Plum Creek Timber Co., Inc.	40,831	1,656,514
RLJ Lodging Trust	138,380	4,120,956
Ryman Hospitality Properties, Inc.	104,804	5,566,141
		27,354,744
Real Estate Management and Development — 0.8%
CBRE Group, Inc.(1)	41,197	1,524,289
Jones Lang LaSalle, Inc.	56,042	9,583,182
		11,107,471
Semiconductors and Semiconductor Equipment — 2.5%
Intel Corp.	696,990	21,198,951

10

	Shares	Value
Texas Instruments, Inc.	272,047	$14,013,141
		35,212,092
Software — 4.9%
Activision Blizzard, Inc.	77,529	1,876,977
Microsoft Corp.	813,767	35,927,813
Oracle Corp.	502,912	20,267,354
Synopsys, Inc.(1)	195,069	9,880,245
		67,952,389
Specialty Retail — 2.9%
Bed Bath & Beyond, Inc.(1)	44,438	3,065,333
Foot Locker, Inc.	190,398	12,758,570
Gap, Inc. (The)	251,190	9,587,922
Lowe's Cos., Inc.	221,421	14,828,565
		40,240,390
Technology Hardware, Storage and Peripherals — 5.5%
Apple, Inc.	379,060	47,543,600
EMC Corp.	102,965	2,717,246
Hewlett-Packard Co.	438,386	13,155,964
Seagate Technology plc	72,902	3,462,845
Western Digital Corp.	112,530	8,824,603
		75,704,258
Textiles, Apparel and Luxury Goods — 0.1%
Wolverine World Wide, Inc.	34,091	970,912
Thrifts and Mortgage Finance — 0.4%
Essent Group Ltd.(1)	97,191	2,658,174
EverBank Financial Corp.	141,836	2,787,077
		5,445,251
TOTAL COMMON STOCKS (Cost $1,201,956,123)		1,361,120,224
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $2,979,569), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $2,920,120)		2,920,111
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 8/15/23, valued at $11,917,271), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $11,682,003)		11,682,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,904,075	2,904,075
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,506,186)		17,506,186
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,219,462,309)		1,378,626,410
OTHER ASSETS AND LIABILITIES — 0.2%		2,422,750
TOTAL NET ASSETS — 100.0%		$1,381,049,160

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $1,219,462,309)	$1,378,626,410
Receivable for investments sold	4,097,641
Receivable for capital shares sold	1,453,114
Dividends and interest receivable	1,451,599
1,385,628,764

Liabilities
Payable for investments purchased	4,049,405
Accrued management fees	530,199
4,579,604

Net Assets	$1,381,049,160

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	710,000,000
Shares outstanding	112,282,370

Net Asset Value Per Share	$12.30

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,154,303,535
Undistributed net investment income	1,406,402
Undistributed net realized gain	66,175,122
Net unrealized appreciation	159,164,101
$1,381,049,160

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,116)	$26,266,839
Interest	3,993
26,270,832

Expenses:
Management fees	5,726,370
Directors' fees and expenses	60,455
5,786,825

Net investment income (loss)	20,484,007

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	110,775,277
Futures contract transactions	94,952
110,870,229

Change in net unrealized appreciation (depreciation) on investments	(60,626,024)

Net realized and unrealized gain (loss)	50,244,205

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,728,212

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$20,484,007	$15,772,109
Net realized gain (loss)	110,870,229	98,191,715
Change in net unrealized appreciation (depreciation)	(60,626,024)	100,152,803
Net increase (decrease) in net assets resulting from operations	70,728,212	214,116,627

Distributions to Shareholders
From net investment income	(19,553,090)	(15,303,543)
From net realized gains	(111,633,314)	(83,092,332)
Decrease in net assets from distributions	(131,186,404)	(98,395,875)

Capital Share Transactions
Proceeds from shares sold	288,468,292	179,185,362
Proceeds from reinvestment of distributions	131,186,404	98,395,875
Payments for shares redeemed	(102,850,160)	(48,276,197)
Net increase (decrease) in net assets from capital share transactions	316,804,536	229,305,040

Net increase (decrease) in net assets	256,346,344	345,025,792

Net Assets
Beginning of period	1,124,702,816	779,677,024
End of period	$1,381,049,160	$1,124,702,816

Undistributed net investment income	$1,406,402	$917,994

Transactions in Shares of the Fund
Sold	23,274,654	14,586,133
Issued in reinvestment of distributions	10,792,181	8,165,196
Redeemed	(8,060,298)	(3,824,575)
Net increase (decrease) in shares of the fund	26,006,537	18,926,754

See Notes to Financial Statements.

14

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American

16

Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2015 was 0.46%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $1,216,293,541 and $1,020,209,630, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,361,120,224	—	—
Temporary Cash Investments	2,904,075	$14,602,111	—
	$1,364,024,299	$14,602,111	—

17

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $94,952 in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$53,605,692	$59,700,311
Long-term capital gains	$77,580,712	$38,695,564

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,222,271,192
Gross tax appreciation of investments	$187,602,446
Gross tax depreciation of investments	(31,247,228)
Net tax appreciation (depreciation) of investments	$156,355,218
Undistributed ordinary income	$14,343,479
Accumulated long-term gains	$56,046,928

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$13.04	0.21	0.53	0.74	(0.20)	(1.28)	(1.48)	$12.30	5.97%	0.47%	1.66%	84%	$1,381,049
2014	$11.58	0.20	2.59	2.79	(0.19)	(1.14)	(1.33)	$13.04	25.29%	0.47%	1.64%	77%	$1,124,703
2013	$10.20	0.22	1.87	2.09	(0.21)	(0.50)	(0.71)	$11.58	21.39%	0.48%	2.03%	95%	$779,677
2012	$10.27	0.17	0.35	0.52	(0.18)	(0.41)	(0.59)	$10.20	5.65%	0.48%	1.75%	104%	$558,993
2011	$7.92	0.14	2.34	2.48	(0.13)	—	(0.13)	$10.27	31.45%	0.49%	1.46%	84%	$550,202

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the
NT Equity Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Equity Growth Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

20

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

25

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

26

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $23,749,445, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $34,052,602 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $77,580,712, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86514 1508

ANNUAL REPORT	JUNE 30, 2015

NT Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLOX	5.12%	17.95%	5.03%	5/12/06
Russell 2000 Index	—	6.49%	17.07%	7.35%	—

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

Value on June 30, 2015
Institutional Class — $15,665

Russell 2000 Index — $19,124

*From May 12, 2006, the Institutional Class's inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

NT Small Company returned 5.12% for the fiscal year ended June 30, 2015, compared with the 6.49% return of its benchmark, the Russell 2000 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. NT Small Company produced gains during the fiscal year, but was unable to match the return of its benchmark, the Russell 2000 Index. NT Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Security selection in health care holdings provided the majority of detraction, while energy sector positioning was beneficial.

Stock Selection Across Several Sectors Detracted

On a sector basis, health care holdings imparted the largest relative detraction, although no position in the sector was a leading individual fund underperformer. Significant individual detraction stemmed from overweight positions, relative to the benchmark, in a number of energy sector holdings, which were hurt by ongoing declines in the price of oil during the year. These included Pioneer Energy Services, a provider of drilling and production services to oil and gas exploration companies, and Warren Resources, an oil and gas exploration and production company. Both positions were ultimately liquidated.

Several private education providers in the consumer discretionary sector also weighed on the fund’s twelve-month results as lower enrollment due to stricter financial aid funding guidelines imposed on for-profit educators pressured revenues. An overweight position in online education provider K12 was a leading detractor in the space, however, the holding remains very attractive across quality, valuation, and growth metrics. Elsewhere in the sector, underperformers included Iconix Brand Group, an apparel brand licensing company, which declined amid questions surrounding the company's accounting methods and several executive-level resignations. We retain our position in the holding based on its attractive valuation profile. An overweight to Weight Watchers International, a weight management services provider, limited gains as the company’s stock tumbled after an earnings miss and downward revisions to management’s outlook driven by double-digit subscriber declines. The position was subsequently liquidated.

A number of positions in the financials sector weighed on the fund’s returns. Shares of real estate management company Altisource Portfolio Solutions declined steeply on disappointing quarterly earnings and again after a New York State investigation implicated a subsidiary. We ultimately eliminated the holding.

Individual Consumer Discretionary & Health Care Positions Contributed to Relative Gains

Although energy was the leading relative contributor on a sector basis, no single position made a significant contribution to relative results. Instead, leading outperformance on a security level came from several health care and consumer discretionary sector holdings. A portfolio-only position in Centene was beneficial as the Medicaid coverage provider’s stock rallied after management released above-expectations earnings forecasts. Elsewhere in the sector, contribution came from an overweight position in Ligand Pharmaceuticals whose share price advanced following news of favorable quarterly earnings and again when the company disclosed encouraging results from its experimental type II diabetes treatment.

3

Isle of Capri Casinos, a casino operator with properties outside of Las Vegas, was a leading fund contributor after surpassing earnings forecasts due to revenue gains and constrained spending, which contrasted from trends seen in Las Vegas- and Macau-based casino operators. An overweight position in Cracker Barrel Old Country Store was also helpful. The company’s shares reached an all-time high, following strong quarterly revenues and earnings, driven in part by lower gas prices that helped drive customers to its highway restaurant locations. Elsewhere, shipping company Matson bolstered the industrials sector’s returns after it appreciated steeply on unexpectedly strong quarterly results driven by container volume increases.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though it remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the U.S. Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Currently, the fund’s most significant sector overweight positions are in health care and information technology while financials and utilities represent the greatest sector underweights.

4

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
RLJ Lodging Trust	0.8%
Bank of the Ozarks, Inc.	0.7%
Vail Resorts, Inc.	0.7%
Fair Isaac Corp.	0.7%
Prestige Brands Holdings, Inc.	0.7%
Microsemi Corp.	0.7%
Cracker Barrel Old Country Store, Inc.	0.7%
Ligand Pharmaceuticals, Inc., Class B	0.7%
Dana Holding Corp.	0.7%
Mentor Graphics Corp.	0.7%

Top Five Industries	% of net assets
Real Estate Investment Trusts (REITs)	5.9%
Hotels, Restaurants and Leisure	5.9%
Banks	5.8%
Software	5.7%
Health Care Equipment and Supplies	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,040.00	$3.39	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 99.3%
Aerospace and Defense — 2.0%
Astronics Corp.(1)	26,433	$1,873,835
Ducommun, Inc.(1)	33,317	855,247
Moog, Inc., Class A(1)	29,850	2,109,798
Teledyne Technologies, Inc.(1)	22,654	2,390,224
		7,229,104
Air Freight and Logistics — 0.6%
Air Transport Services Group, Inc.(1)	45,999	482,529
Atlas Air Worldwide Holdings, Inc.(1)	28,676	1,576,033
		2,058,562
Airlines — 0.5%
JetBlue Airways Corp.(1)	86,886	1,803,753
Auto Components — 2.0%
American Axle & Manufacturing Holdings, Inc.(1)	86,674	1,812,353
Cooper Tire & Rubber Co.	58,533	1,980,171
Dana Holding Corp.	117,063	2,409,157
Tower International, Inc.(1)	29,139	759,071
		6,960,752
Banks — 5.8%
Bank of the Ozarks, Inc.	56,907	2,603,495
Banner Corp.	15,254	731,124
Berkshire Hills Bancorp, Inc.	2,903	82,677
Cardinal Financial Corp.	66,762	1,454,744
Eagle Bancorp, Inc.(1)	27,851	1,224,330
First BanCorp(1)	293,773	1,415,986
First Financial Bancorp	4,772	85,610
First Interstate Bancsystem, Inc.	11,992	332,658
First Merchants Corp.	13,313	328,831
First Midwest Bancorp, Inc.	14,804	280,832
First NBC Bank Holding Co.(1)	3,890	140,040
Hancock Holding Co.	19,089	609,130
Heartland Financial USA, Inc.	14,133	526,030
Home Bancshares, Inc.	54,204	1,981,698
OFG Bancorp	23,962	255,675
Opus Bank	1,486	53,764
Park National Corp.	2,912	254,421
Prosperity Bancshares, Inc.	37,955	2,191,522
Renasant Corp.	18,992	619,139
South State Corp.	15,433	1,172,754
Sterling Bancorp	41,822	614,783
United Community Banks, Inc.	11,987	250,169
Western Alliance Bancorp(1)	68,626	2,316,814
Wilshire Bancorp, Inc.	70,646	892,259
Wintrust Financial Corp.	4,359	232,683
		20,651,168

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	Shares	Value
Biotechnology — 5.3%
Acorda Therapeutics, Inc.(1)	62,422	$2,080,525
Array BioPharma, Inc.(1)	47,273	340,838
BioSpecifics Technologies Corp.(1)	9,742	502,687
Dyax Corp.(1)	48,932	1,296,698
Emergent Biosolutions, Inc.(1)	68,881	2,269,629
Enanta Pharmaceuticals, Inc.(1)	10,244	460,878
Five Prime Therapeutics, Inc.(1)	3,079	76,482
Geron Corp.(1)	250,298	1,071,275
Infinity Pharmaceuticals, Inc.(1)	44,568	488,020
Ligand Pharmaceuticals, Inc., Class B(1)	24,001	2,421,701
MannKind Corp.(1)	84,008	478,006
Merrimack Pharmaceuticals, Inc.(1)	139,686	1,727,217
MiMedx Group, Inc.(1)	179,107	2,075,850
NewLink Genetics Corp.(1)	40,756	1,804,268
Ophthotech Corp.(1)	15,745	819,685
Orexigen Therapeutics, Inc.(1)	156,510	774,725
Rigel Pharmaceuticals, Inc.(1)	17,642	56,631
		18,745,115
Building Products — 1.4%
American Woodmark Corp.(1)	38,056	2,087,372
Continental Building Products, Inc.(1)	58,227	1,233,830
Griffon Corp.	39,514	629,063
Patrick Industries, Inc.(1)	4,765	181,308
Simpson Manufacturing Co., Inc.	13,621	463,114
Universal Forest Products, Inc.	5,787	301,098
		4,895,785
Capital Markets — 2.8%
Calamos Asset Management, Inc., Class A	45,110	552,598
Diamond Hill Investment Group, Inc.	4,099	818,406
Evercore Partners, Inc., Class A	41,348	2,231,138
INTL FCStone, Inc.(1)	20,007	665,033
Investment Technology Group, Inc.	67,058	1,663,038
Janus Capital Group, Inc.	133,403	2,283,859
Manning & Napier, Inc.	56,192	560,234
Moelis & Co., Class A	36,649	1,052,193
		9,826,499
Chemicals — 0.4%
Innophos Holdings, Inc.	2,659	139,970
KMG Chemicals, Inc.	3,920	99,725
Minerals Technologies, Inc.	9,396	640,149
Trinseo SA(1)	23,439	629,103
		1,508,947
Commercial Services and Supplies — 2.0%
ACCO Brands Corp.(1)	239,676	1,862,282
ARC Document Solutions, Inc.(1)	58,669	446,471
Deluxe Corp.	36,409	2,257,358
Ennis, Inc.	14,029	260,799
Herman Miller, Inc.	71,919	2,080,617
		6,907,527

8

	Shares	Value
Communications Equipment — 1.1%
ARRIS Group, Inc.(1)	37,705	$1,153,773
Brocade Communications Systems, Inc.	67,497	801,864
Polycom, Inc.(1)	170,370	1,949,033
		3,904,670
Construction and Engineering — 0.8%
Argan, Inc.	13,394	540,180
EMCOR Group, Inc.	48,019	2,293,868
		2,834,048
Consumer Finance — 1.0%
Credit Acceptance Corp.(1)	7,248	1,784,313
World Acceptance Corp.(1)	27,460	1,689,064
		3,473,377
Containers and Packaging — 1.1%
Berry Plastics Group, Inc.(1)	68,646	2,224,130
Graphic Packaging Holding Co.	114,477	1,594,665
		3,818,795
Distributors — 0.1%
VOXX International Corp.(1)	34,842	288,492
Diversified Consumer Services — 1.2%
Capella Education Co.	15,688	841,975
K12, Inc.(1)	137,449	1,738,730
Steiner Leisure, Ltd.(1)	1,625	87,392
Strayer Education, Inc.(1)	35,520	1,530,912
		4,199,009
Diversified Financial Services — 0.7%
GAIN Capital Holdings, Inc.	137,632	1,315,762
MarketAxess Holdings, Inc.	12,015	1,114,632
		2,430,394
Diversified Telecommunication Services — 0.7%
IDT Corp., Class B	58,383	1,055,565
Inteliquent, Inc.	46,257	851,129
Intelsat SA(1)	73,307	727,205
		2,633,899
Electrical Equipment — 0.7%
AZZ, Inc.	11,538	597,668
Enphase Energy, Inc.(1)	117,332	892,897
General Cable Corp.	49,657	979,733
Thermon Group Holdings, Inc.(1)	6,287	151,328
		2,621,626
Electronic Equipment, Instruments and Components — 2.1%
Checkpoint Systems, Inc.	52,612	535,590
Coherent, Inc.(1)	14,028	890,498
DTS, Inc.(1)	4,490	136,900
Methode Electronics, Inc.	50,630	1,389,794
Newport Corp.(1)	36,473	691,528
OSI Systems, Inc.(1)	23,056	1,632,134
Rogers Corp.(1)	4,246	280,830
Sanmina Corp.(1)	97,942	1,974,511
		7,531,785

9

	Shares	Value
Energy Equipment and Services — 0.5%
Forum Energy Technologies, Inc.(1)	88,656	$1,797,944
Parker Drilling Co.(1)	23,853	79,192
		1,877,136
Food and Staples Retailing — 0.8%
Ingles Markets, Inc., Class A	17,049	814,431
SpartanNash Co.	8,686	282,642
SUPERVALU, Inc.(1)	205,164	1,659,777
		2,756,850
Food Products — 2.2%
Cal-Maine Foods, Inc.	38,777	2,024,159
Dean Foods Co.	117,256	1,896,030
Pilgrim's Pride Corp.	35,860	823,704
Sanderson Farms, Inc.	26,376	1,982,420
Seaboard Corp.(1)	264	950,136
		7,676,449
Gas Utilities — 0.1%
Southwest Gas Corp.	8,396	446,751
Health Care Equipment and Supplies — 5.7%
Abaxis, Inc.	8,937	460,077
Align Technology, Inc.(1)	19,518	1,223,974
Analogic Corp.	18,926	1,493,261
Anika Therapeutics, Inc.(1)	35,235	1,163,812
Cyberonics, Inc.(1)	29,790	1,771,313
Exactech, Inc.(1)	3,429	71,426
Globus Medical, Inc.(1)	78,634	2,018,535
Greatbatch, Inc.(1)	38,776	2,090,802
Hill-Rom Holdings, Inc.	29,925	1,625,825
Integra LifeSciences Holdings Corp.(1)	10,434	702,939
Merit Medical Systems, Inc.(1)	41,117	885,660
Natus Medical, Inc.(1)	56,163	2,390,297
STERIS Corp.	37,134	2,392,915
West Pharmaceutical Services, Inc.	30,146	1,750,880
		20,041,716
Health Care Providers and Services — 1.9%
Air Methods Corp.(1)	29,681	1,227,013
Centene Corp.(1)	22,066	1,774,106
Landauer, Inc.	26,743	953,120
Molina Healthcare, Inc.(1)	32,601	2,291,850
RadNet, Inc.(1)	46,604	311,781
Surgical Care Affiliates, Inc.(1)	5,641	216,502
		6,774,372
Health Care Technology — 0.8%
Computer Programs & Systems, Inc.	7,027	375,382
Merge Healthcare, Inc.(1)	68,568	329,127
Quality Systems, Inc.	121,476	2,012,857
		2,717,366
Hotels, Restaurants and Leisure — 5.9%
Boyd Gaming Corp.(1)	120,428	1,800,399
Cracker Barrel Old Country Store, Inc.	16,497	2,460,693

10

	Shares	Value
Denny's Corp.(1)	29,180	$338,780
Diamond Resorts International, Inc.(1)	22,244	701,798
DineEquity, Inc.	8,045	797,179
Interval Leisure Group, Inc.	39,357	899,307
Isle of Capri Casinos, Inc.(1)	118,143	2,144,295
Jack in the Box, Inc.	9,000	793,440
La Quinta Holdings, Inc.(1)	83,769	1,914,122
Marriott Vacations Worldwide Corp.	25,164	2,308,797
Monarch Casino & Resort, Inc.(1)	11,508	236,604
Nathan's Famous, Inc.	4,042	149,797
Penn National Gaming, Inc.(1)	126,875	2,328,156
Ruth's Hospitality Group, Inc.	70,662	1,139,071
Speedway Motorsports, Inc.	10,301	233,318
Vail Resorts, Inc.	23,273	2,541,412
		20,787,168
Household Durables — 0.7%
CSS Industries, Inc.	12,346	373,467
Helen of Troy Ltd.(1)	6,777	660,690
Universal Electronics, Inc.(1)	22,597	1,126,234
Zagg, Inc.(1)	18,696	148,072
		2,308,463
Household Products — 0.1%
Central Garden and Pet Co.(1)	16,044	183,062
Independent Power and Renewable Electricity Producers — 0.6%
Ormat Technologies, Inc.	53,630	2,020,778
Insurance — 3.3%
AMERISAFE, Inc.	36,338	1,710,066
Amtrust Financial Services, Inc.	20,455	1,340,007
Employers Holdings, Inc.	14,513	330,606
Federated National Holding Co.	62,137	1,503,715
HCI Group, Inc.	4,369	193,153
Maiden Holdings Ltd.	114,979	1,814,369
Selective Insurance Group, Inc.	76,093	2,134,409
United Fire Group, Inc.	5,514	180,639
United Insurance Holdings Corp.	38,964	605,501
Universal Insurance Holdings, Inc.	78,895	1,909,259
		11,721,724
Internet and Catalog Retail — 0.6%
1-800-Flowers.com, Inc., Class A(1)	72,908	762,618
Nutrisystem, Inc.	15,993	397,906
PetMed Express, Inc.	48,279	833,778
		1,994,302
Internet Software and Services — 3.6%
Carbonite, Inc.(1)	10,149	119,860
Cimpress NV(1)	28,479	2,396,793
Constant Contact, Inc.(1)	52,766	1,517,550
DHI Group, Inc.(1)	63,325	562,959
EarthLink Holdings Corp.	52,685	394,611
Endurance International Group Holdings, Inc.(1)	94,644	1,955,345
Everyday Health, Inc.(1)	15,896	203,151

11

	Shares	Value
LogMeIn, Inc.(1)	32,324	$2,084,575
Marchex, Inc., Class B	12,916	63,934
Monster Worldwide, Inc.(1)	11,965	78,251
NIC, Inc.	8,446	154,393
United Online, Inc.(1)	11,077	173,576
Web.com Group, Inc.(1)	94,804	2,296,153
XO Group, Inc.(1)	53,664	877,406
		12,878,557
IT Services — 1.0%
CSG Systems International, Inc.	47,823	1,514,076
Science Applications International Corp.	40,687	2,150,308
		3,664,384
Life Sciences Tools and Services — 1.7%
Affymetrix, Inc.(1)	66,630	727,600
Cambrex Corp.(1)	49,780	2,187,333
Luminex Corp.(1)	48,891	843,859
PAREXEL International Corp.(1)	37,279	2,397,412
		6,156,204
Machinery — 2.7%
Blount International, Inc.(1)	144,996	1,583,356
Douglas Dynamics, Inc.	29,923	642,746
Federal Signal Corp.	11,562	172,390
Kadant, Inc.	5,089	240,201
Lydall, Inc.(1)	37,842	1,118,610
Meritor, Inc.(1)	159,342	2,090,567
Mueller Water Products, Inc., Class A	210,253	1,913,302
Wabash National Corp.(1)	148,176	1,858,127
		9,619,299
Marine — 0.6%
Matson, Inc.	53,891	2,265,578
Media — 0.3%
Entercom Communications Corp., Class A(1)	38,023	434,223
Nexstar Broadcasting Group, Inc., Class A	11,236	629,216
		1,063,439
Metals and Mining — 1.1%
Century Aluminum Co.(1)	148,204	1,545,768
Gold Resource Corp.	151,801	418,971
Materion Corp.	51,942	1,830,955
		3,795,694
Multiline Retail — 0.6%
Burlington Stores, Inc.(1)	24,374	1,247,949
Dillard's, Inc., Class A	6,665	701,091
		1,949,040
Oil, Gas and Consumable Fuels — 1.8%
Alon USA Energy, Inc.	103,914	1,963,975
Pacific Ethanol, Inc.(1)	144,877	1,495,131
Par Petroleum Corp.(1)	7,889	147,682
REX American Resources Corp.(1)	31,293	1,991,486
Western Refining, Inc.	13,415	585,162
		6,183,436

12

	Shares	Value
Paper and Forest Products — 0.9%
Clearwater Paper Corp.(1)	26,232	$1,503,093
Neenah Paper, Inc.	27,009	1,592,451
		3,095,544
Pharmaceuticals — 3.5%
Lannett Co., Inc.(1)	37,631	2,236,787
Nektar Therapeutics(1)	100,685	1,259,569
Pacira Pharmaceuticals, Inc.(1)	27,923	1,974,715
Pozen, Inc.(1)	73,868	761,579
Prestige Brands Holdings, Inc.(1)	53,914	2,492,983
Sagent Pharmaceuticals, Inc.(1)	74,281	1,805,771
Sucampo Pharmaceuticals, Inc., Class A(1)	114,748	1,885,310
Supernus Pharmaceuticals, Inc.(1)	5,489	93,203
		12,509,917
Professional Services — 1.4%
CRA International, Inc.(1)	21,026	585,995
Korn / Ferry International	42,153	1,465,660
RPX Corp.(1)	132,034	2,231,375
TrueBlue, Inc.(1)	11,559	345,614
VSE Corp.	3,834	205,157
		4,833,801
Real Estate Investment Trusts (REITs) — 5.9%
Alexander's, Inc.	159	65,190
Armada Hoffler Properties, Inc.	6,714	67,073
Ashford Hospitality Prime, Inc.	12,856	193,097
Ashford Hospitality Trust, Inc.	33,113	280,136
Cedar Realty Trust, Inc.	9,430	60,352
Coresite Realty Corp.	9,240	419,866
DiamondRock Hospitality Co.	176,659	2,263,002
Geo Group, Inc. (The)	13,926	475,712
Hatteras Financial Corp.	15,168	247,238
LaSalle Hotel Properties	57,213	2,028,773
LTC Properties, Inc.	40,900	1,701,440
Medical Properties Trust, Inc.	165,895	2,174,884
New Residential Investment Corp.	16,067	244,861
PS Business Parks, Inc.	25,209	1,818,829
RLJ Lodging Trust	90,743	2,702,327
Rouse Properties, Inc.	5,459	89,255
Ryman Hospitality Properties, Inc.	41,603	2,209,535
Summit Hotel Properties, Inc.	112,539	1,464,132
Sunstone Hotel Investors, Inc.	150,926	2,265,399
Universal Health Realty Income Trust	2,867	133,201
		20,904,302
Real Estate Management and Development — 1.0%
Marcus & Millichap, Inc.(1)	39,733	1,833,280
RE/MAX Holdings, Inc., Class A	44,374	1,575,721
		3,409,001
Road and Rail — 1.1%
ArcBest Corp.	57,720	1,835,496
PAM Transportation Services, Inc.(1)	1,473	85,508

13

	Shares	Value
Swift Transportation Co.(1)	91,888	$2,083,101
USA Truck, Inc.(1)	504	10,700
		4,014,805
Semiconductors and Semiconductor Equipment — 5.4%
Advanced Energy Industries, Inc.(1)	61,462	1,689,590
Amkor Technology, Inc.(1)	48,809	291,878
Cabot Microelectronics Corp.(1)	23,293	1,097,333
Cirrus Logic, Inc.(1)	62,406	2,123,676
Diodes, Inc.(1)	68,782	1,658,334
Fairchild Semiconductor International, Inc.(1)	122,061	2,121,420
MaxLinear, Inc., Class A(1)	77,217	934,326
Microsemi Corp.(1)	71,155	2,486,867
MKS Instruments, Inc.	30,907	1,172,612
OmniVision Technologies, Inc.(1)	55,988	1,466,606
Pericom Semiconductor Corp.	10,423	137,062
Rambus, Inc.(1)	72,797	1,054,829
Semtech Corp.(1)	82,968	1,646,915
Tessera Technologies, Inc.	21,718	824,850
Ultra Clean Holdings, Inc.(1)	22,880	142,542
Xcerra Corp.(1)	16,736	126,691
		18,975,531
Software — 5.7%
ACI Worldwide, Inc.(1)	96,257	2,365,034
Aspen Technology, Inc.(1)	10,115	460,738
BroadSoft, Inc.(1)	2,024	69,970
Cadence Design Systems, Inc.(1)	25,961	510,393
Fair Isaac Corp.	27,572	2,502,986
Glu Mobile, Inc.(1)	272,197	1,690,343
Mentor Graphics Corp.	91,085	2,407,377
MicroStrategy, Inc., Class A(1)	11,753	1,998,950
NetScout Systems, Inc.(1)	50,179	1,840,064
Pegasystems, Inc.	76,873	1,759,623
Progress Software Corp.(1)	2,645	72,738
PTC, Inc.(1)	33,432	1,371,381
QAD, Inc., Class A	3,668	96,945
TiVo, Inc.(1)	6,602	66,944
VASCO Data Security International, Inc.(1)	60,810	1,835,854
Verint Systems, Inc.(1)	16,550	1,005,330
		20,054,670
Specialty Retail — 2.8%
Buckle, Inc. (The)	14,094	645,082
Build-A-Bear Workshop, Inc.(1)	107,479	1,718,589
Caleres, Inc.	47,531	1,510,535
Cato Corp. (The), Class A	50,446	1,955,287
Chico's FAS, Inc.	74,315	1,235,858
Children's Place, Inc. (The)	875	57,234
Citi Trends, Inc.(1)	19,600	474,320
Kirkland's, Inc.	8,133	226,667
Outerwall, Inc.	27,382	2,084,044
Tilly's, Inc., Class A(1)	13,574	131,261
		10,038,877

14

	Shares	Value
Technology Hardware, Storage and Peripherals — 0.6%
Dot Hill Systems Corp.(1)	32,283	$197,572
QLogic Corp.(1)	135,036	1,916,161
		2,113,733
Textiles, Apparel and Luxury Goods — 0.8%
Culp, Inc.	14,985	464,535
Iconix Brand Group, Inc.(1)	2,192	54,734
Perry Ellis International, Inc.(1)	2,497	59,354
Vince Holding Corp.(1)	44,424	532,200
Wolverine World Wide, Inc.	58,755	1,673,342
		2,784,165
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(1)	81,473	2,228,287
EverBank Financial Corp.	56,091	1,102,188
		3,330,475
Water Utilities — 0.2%
American States Water Co.	19,076	713,251
California Water Service Group	2,968	67,819
		781,070
Wireless Telecommunication Services — 0.2%
Spok Holdings, Inc.	34,950	588,558
TOTAL COMMON STOCKS (Cost $309,551,055)		350,639,524
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $200,604), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $196,601)		196,600
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $805,129), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $787,000)		787,000
State Street Institutional Liquid Reserves Fund, Premier Class	195,028	195,028
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,178,628)		1,178,628
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $310,729,683)		351,818,152
OTHER ASSETS AND LIABILITIES — 0.4%		1,355,924
TOTAL NET ASSETS — 100.0%		$353,174,076

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $310,729,683)	$351,818,152
Receivable for investments sold	10,339,259
Receivable for capital shares sold	368,439
Dividends and interest receivable	332,784
362,858,634

Liabilities
Payable for investments purchased	9,489,193
Accrued management fees	195,365
9,684,558

Net Assets	$353,174,076

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	250,000,000
Shares outstanding	34,861,220

Net Asset Value Per Share	$10.13

Net Assets Consist of:
Capital (par value and paid-in surplus)	$286,532,842
Undistributed net investment income	1,052,907
Undistributed net realized gain	24,499,858
Net unrealized appreciation	41,088,469
$353,174,076

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,264)	$4,107,499
Interest	1,398
4,108,897

Expenses:
Management fees	2,473,492
Directors' fees and expenses	18,862
Other expenses	99
2,492,453

Net investment income (loss)	1,616,444

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	43,366,953
Futures contract transactions	1,485,712
44,852,665

Change in net unrealized appreciation (depreciation) on investments	(23,576,735)

Net realized and unrealized gain (loss)	21,275,930

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,892,374

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$1,616,444	$1,184,730
Net realized gain (loss)	44,852,665	47,598,869
Change in net unrealized appreciation (depreciation)	(23,576,735)	24,119,734
Net increase (decrease) in net assets resulting from operations	22,892,374	72,903,333

Distributions to Shareholders
From net investment income	(1,036,862)	(1,227,746)
From net realized gains	(45,882,682)	(36,394,986)
Decrease in net assets from distributions	(46,919,544)	(37,622,732)

Capital Share Transactions
Proceeds from shares sold	71,435,059	70,430,340
Proceeds from reinvestment of distributions	46,919,544	37,622,732
Payments for shares redeemed	(112,283,342)	(28,068,774)
Net increase (decrease) in net assets from capital share transactions	6,071,261	79,984,298

Net increase (decrease) in net assets	(17,955,909)	115,264,899

Net Assets
Beginning of period	371,129,985	255,865,086
End of period	$353,174,076	$371,129,985

Undistributed net investment income	$1,052,907	$285,892

Transactions in Shares of the Fund
Sold	6,976,850	6,688,254
Issued in reinvestment of distributions	5,013,513	3,712,263
Redeemed	(10,862,964)	(2,550,471)
Net increase (decrease) in shares of the fund	1,127,399	7,850,046

See Notes to Financial Statements.

18

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The effective annual management fee for the year ended June 30, 2015 was 0.66%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $436,607,962 and $476,222,587, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$350,639,524	—	—
Temporary Cash Investments	195,028	$983,600	—
	$350,834,552	$983,600	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $1,485,712 in net realized gain (loss) on futures contract transactions.

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$11,136,377	$15,807,585
Long-term capital gains	$35,783,167	$21,815,147

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $3,698,398, undistributed net investment income $187,433, and undistributed net realized gain $(3,885,831).

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As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$312,360,620
Gross tax appreciation of investments	$52,115,749
Gross tax depreciation of investments	(12,658,217)
Net tax appreciation (depreciation) of investments	$39,457,532
Undistributed ordinary income	$3,637,895
Accumulated long-term gains	$23,545,807

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015	$11.00	0.04	0.41	0.45	(0.03)	(1.29)	(1.32)	$10.13	5.12%	0.67%	0.43%	119%	$353,174
2014	$9.89	0.04	2.48	2.52	(0.04)	(1.37)	(1.41)	$11.00	26.77%	0.67%	0.38%	96%	$371,130
2013	$8.27	0.10	2.03	2.13	(0.10)	(0.41)	(0.51)	$9.89	26.98%	0.68%	1.12%	106%	$255,865
2012	$9.17	0.06	(0.23)	(0.17)	(0.03)	(0.70)	(0.73)	$8.27	(0.98)%	0.68%	0.67%	86%	$177,436
2011	$6.76	0.03	2.42	2.45	(0.04)	—	(0.04)	$9.17	36.29%	0.69%	0.38%	93%	$131,572

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the NT Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Small Company Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

30

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,

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costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $1,711,221, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,099,515 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $39,022,092, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

The fund utilized earnings and profits of $3,698,398 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86515 1508

ANNUAL REPORT	JUNE 30, 2015

Small Company Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	4.51%	17.73%	5.87%	8.94%	7/31/98
Russell 2000 Index	—	6.49%	17.07%	8.40%	7.95%	—
Institutional Class	ASCQX	4.77%	17.94%	6.09%	10.16%	10/1/99
A Class(1)	ASQAX					9/7/00
No sales charge*		4.30%	17.41%	5.61%	8.25%
With sales charge*		-1.68%	16.03%	4.98%	7.82%
C Class	ASQCX	3.54%	16.56%	—	14.53%	3/1/10
R Class	ASCRX	4.02%	17.15%	5.35%	8.38%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $17,698

Russell 2000 Index — $22,407

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.37%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Brian Garbe and Tal Sansani

Performance Summary

Small Company returned 4.51%* for the fiscal year ended June 30, 2015, compared with the 6.49% return of its benchmark, the Russell 2000 Index.

U.S. equity markets endured substantial volatility, but ended the 12-month period with advances. Small Company produced gains during the fiscal year, but was unable to match the return of its benchmark, the Russell 2000 Index. Small Company’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. Security selection in health care holdings provided the majority of detraction, while energy sector positioning was beneficial.

Stock Selection Across Several Sectors Detracted

On a sector basis, health care holdings imparted the largest relative detraction, although no position in the sector was a leading individual fund underperformer. Significant individual detraction stemmed from overweight positions, relative to the benchmark, in a number of energy sector holdings, which were hurt by ongoing declines in the price of oil during the year. These included Pioneer Energy Services, a provider of drilling and production services to oil and gas exploration companies, and Warren Resources, an oil and gas exploration and production company. Both positions were ultimately liquidated.

Several private education providers in the consumer discretionary sector also weighed on the fund’s twelve-month results as lower enrollment due to stricter financial aid funding guidelines imposed on for-profit educators pressured revenues. An overweight position in online education provider K12 was a leading detractor in the space, however, the holding remains very attractive across quality, valuation, and growth metrics. Elsewhere in the sector, underperformers included Iconix Brand Group, an apparel brand licensing company, which declined amid questions surrounding the company's accounting methods and several executive-level resignations. We retain our position in the holding based on its attractive valuation profile. An overweight to Weight Watchers International, a weight management services provider, limited gains as the company’s stock tumbled after an earnings miss and downward revisions to management’s outlook driven by double-digit subscriber declines. The position was subsequently liquidated.

A number of positions in the financials sector weighed on the fund’s returns. Shares of real estate management company Altisource Portfolio Solutions declined steeply on disappointing quarterly earnings and again after a New York State investigation implicated a subsidiary. We ultimately eliminated the holding.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Individual Consumer Discretionary & Health Care Positions Contributed to Relative Gains

Although energy was the leading relative contributor on a sector basis, no single position made a significant contribution to relative results. Instead, leading outperformance on a security level came from several health care and consumer discretionary sector holdings. A portfolio-only position in Centene was beneficial as the Medicaid coverage provider’s stock rallied after management released above-expectations earnings forecasts. Elsewhere in the sector, contribution came from an overweight position in Ligand Pharmaceuticals whose share price advanced following news of favorable quarterly earnings and again when the company disclosed encouraging results from its experimental type II diabetes treatment.

Isle of Capri Casinos, a casino operator with properties outside of Las Vegas, was a leading fund contributor after surpassing earnings forecasts due to revenue gains and constrained spending, which contrasted from trends seen in Las Vegas- and Macau-based casino operators. An overweight position in Cracker Barrel Old Country Store was also helpful. The company’s shares reached an all-time high, following strong quarterly revenues and earnings, driven in part by lower gas prices that helped drive customers to its highway restaurant locations. Elsewhere, shipping company Matson bolstered the industrials sector’s returns after it appreciated steeply on unexpectedly strong quarterly results driven by container volume increases.

A Look Ahead

The U.S. economy seems poised to continue to experience hesitant economic growth through the second half of 2015. Economic activity appears to have somewhat diminished in breadth, though it remains slow yet steady. We believe that divergence in monetary policy between the U.S. and much of the rest of the world is likely to continue. Therefore, questions surrounding when and how much the U.S. Federal Reserve might act to tighten money supply, and the potential impact of such a move, are likely to continue driving investor sentiment in equity markets. Our disciplined, objective, and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Currently, the fund’s most significant sector overweight positions are in health care and information technology while financials and utilities represent the greatest sector underweights.

6

Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
Fair Isaac Corp.	0.7%
RLJ Lodging Trust	0.7%
Prestige Brands Holdings, Inc.	0.7%
Microsemi Corp.	0.7%
Vail Resorts, Inc.	0.7%
Teledyne Technologies, Inc.	0.7%
Ligand Pharmaceuticals, Inc., Class B	0.7%
Cracker Barrel Old Country Store, Inc.	0.7%
Dana Holding Corp.	0.7%
Bank of the Ozarks, Inc.	0.7%

Top Five Industries	% of net assets
Banks	5.9%
Real Estate Investment Trusts (REITs)	5.9%
Hotels, Restaurants and Leisure	5.8%
Software	5.7%
Health Care Equipment and Supplies	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1) 1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.80	$4.39	0.87%
Institutional Class	$1,000	$1,036.10	$3.38	0.67%
A Class	$1,000	$1,034.00	$5.65	1.12%
C Class	$1,000	$1,030.60	$9.42	1.87%
R Class	$1,000	$1,032.90	$6.91	1.37%
Hypothetical
Investor Class	$1,000	$1,020.48	$4.36	0.87%
Institutional Class	$1,000	$1,021.47	$3.36	0.67%
A Class	$1,000	$1,019.24	$5.61	1.12%
C Class	$1,000	$1,015.52	$9.35	1.87%
R Class	$1,000	$1,018.00	$6.85	1.37%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 2.1%
Astronics Corp.(1)	42,314	$2,999,640
Ducommun, Inc.(1)	53,150	1,364,361
Moog, Inc., Class A(1)	47,152	3,332,703
Teledyne Technologies, Inc.(1)	36,779	3,880,552
		11,577,256
Air Freight and Logistics — 0.6%
Air Transport Services Group, Inc.(1)	73,214	768,015
Atlas Air Worldwide Holdings, Inc.(1)	45,110	2,479,245
		3,247,260
Airlines — 0.5%
JetBlue Airways Corp.(1)	136,371	2,831,062
Auto Components — 2.0%
American Axle & Manufacturing Holdings, Inc.(1)	136,767	2,859,798
Cooper Tire & Rubber Co.	92,711	3,136,413
Dana Holding Corp.	185,595	3,819,545
Tower International, Inc.(1)	42,372	1,103,791
		10,919,547
Banks — 5.9%
Bank of the Ozarks, Inc.	82,852	3,790,479
Banner Corp.	24,844	1,190,773
Berkshire Hills Bancorp, Inc.	7,381	210,211
Cardinal Financial Corp.	102,803	2,240,077
Eagle Bancorp, Inc.(1)	44,273	1,946,241
First BanCorp(1)	467,283	2,252,304
First Financial Bancorp	15,155	271,881
First Interstate Bancsystem, Inc.	17,098	474,299
First Merchants Corp.	24,404	602,779
First Midwest Bancorp, Inc.	25,339	480,681
First NBC Bank Holding Co.(1)	6,530	235,080
Fulton Financial Corp.	30,190	394,281
Hancock Holding Co.	27,733	884,960
Heartland Financial USA, Inc.	22,616	841,768
Home Bancshares, Inc.	91,971	3,362,460
OFG Bancorp	31,477	335,860
Opus Bank	3,808	137,773
Park National Corp.	4,066	355,246
Prosperity Bancshares, Inc.	56,237	3,247,124
Renasant Corp.	17,943	584,942
South State Corp.	28,122	2,136,991
Sterling Bancorp	65,312	960,086
United Community Banks, Inc.	26,366	550,258
Western Alliance Bancorp(1)	110,523	3,731,256
Wilshire Bancorp, Inc.	114,973	1,452,109

10

	Shares	Value
Wintrust Financial Corp.	6,584	$351,454
		33,021,373
Biotechnology — 5.3%
Acorda Therapeutics, Inc.(1)	97,249	3,241,309
Array BioPharma, Inc.(1)	76,752	553,382
BioSpecifics Technologies Corp.(1)	15,553	802,535
Dyax Corp.(1)	77,563	2,055,420
Emergent Biosolutions, Inc.(1)	107,396	3,538,698
Enanta Pharmaceuticals, Inc.(1)	17,132	770,769
Five Prime Therapeutics, Inc.(1)	4,018	99,807
Geron Corp.(1)	383,322	1,640,618
Infinity Pharmaceuticals, Inc.(1)	72,221	790,820
Ligand Pharmaceuticals, Inc., Class B(1)	38,232	3,857,609
MannKind Corp.(1)	135,187	769,214
Merrimack Pharmaceuticals, Inc.(1)	219,193	2,710,321
MiMedx Group, Inc.(1)	281,533	3,262,968
NewLink Genetics Corp.(1)	64,533	2,856,876
Ophthotech Corp.(1)	23,322	1,214,143
Orexigen Therapeutics, Inc.(1)	235,860	1,167,507
Rigel Pharmaceuticals, Inc.(1)	27,883	89,504
		29,421,500
Building Products — 1.4%
American Woodmark Corp.(1)	59,465	3,261,655
Continental Building Products, Inc.(1)	90,071	1,908,604
Griffon Corp.	64,893	1,033,097
Patrick Industries, Inc.(1)	8,068	306,987
Simpson Manufacturing Co., Inc.	19,653	668,202
Universal Forest Products, Inc.	10,020	521,341
		7,699,886
Capital Markets — 2.8%
Calamos Asset Management, Inc., Class A	75,073	919,644
Diamond Hill Investment Group, Inc.	6,609	1,319,553
Evercore Partners, Inc., Class A	64,853	3,499,468
INTL FCStone, Inc.(1)	32,620	1,084,289
Investment Technology Group, Inc.	105,657	2,620,293
Janus Capital Group, Inc.	209,399	3,584,911
Manning & Napier, Inc.	90,378	901,069
Moelis & Co., Class A	58,140	1,669,199
		15,598,426
Chemicals — 0.4%
Innophos Holdings, Inc.	3,649	192,084
KMG Chemicals, Inc.	5,521	140,454
Minerals Technologies, Inc.	15,775	1,074,751
Trinseo SA(1)	37,511	1,006,795
		2,414,084
Commercial Services and Supplies — 2.0%
ACCO Brands Corp.(1)	375,871	2,920,518
ARC Document Solutions, Inc.(1)	97,363	740,932
Deluxe Corp.	57,608	3,571,696
Ennis, Inc.	22,147	411,713

11

	Shares	Value
Herman Miller, Inc.	112,011	$3,240,478
		10,885,337
Communications Equipment — 1.1%
ARRIS Group, Inc.(1)	57,207	1,750,534
Brocade Communications Systems, Inc.	108,382	1,287,578
Polycom, Inc.(1)	279,104	3,192,950
		6,231,062
Construction and Engineering — 0.8%
Argan, Inc.	22,039	888,833
EMCOR Group, Inc.	75,944	3,627,845
		4,516,678
Consumer Finance — 1.0%
Credit Acceptance Corp.(1)	11,311	2,784,542
World Acceptance Corp.(1)	43,669	2,686,080
		5,470,622
Containers and Packaging — 1.1%
Berry Plastics Group, Inc.(1)	108,539	3,516,663
Graphic Packaging Holding Co.	184,320	2,567,578
		6,084,241
Distributors — 0.1%
VOXX International Corp.(1)	47,339	391,967
Diversified Consumer Services — 1.2%
Capella Education Co.	25,168	1,350,767
K12, Inc.(1)	217,548	2,751,982
Steiner Leisure, Ltd.(1)	2,325	125,038
Strayer Education, Inc.(1)	55,970	2,412,307
		6,640,094
Diversified Financial Services — 0.7%
GAIN Capital Holdings, Inc.	216,571	2,070,419
MarketAxess Holdings, Inc.	21,259	1,972,197
		4,042,616
Diversified Telecommunication Services — 0.7%
IDT Corp., Class B	88,696	1,603,624
Inteliquent, Inc.	70,566	1,298,414
Intelsat SA(1)	119,094	1,181,413
		4,083,451
Electrical Equipment — 0.7%
AZZ, Inc.	18,977	983,009
Enphase Energy, Inc.(1)	178,668	1,359,663
General Cable Corp.	79,360	1,565,773
Thermon Group Holdings, Inc.(1)	5,572	134,118
		4,042,563
Electronic Equipment, Instruments and Components — 2.1%
Checkpoint Systems, Inc.	77,424	788,176
Coherent, Inc.(1)	21,199	1,345,712
DTS, Inc.(1)	7,009	213,704
Methode Electronics, Inc.	79,797	2,190,428
Newport Corp.(1)	59,004	1,118,716
OSI Systems, Inc.(1)	37,016	2,620,363
Rogers Corp.(1)	6,978	461,525

12

	Shares	Value
Sanmina Corp.(1)	154,911	$3,123,006
		11,861,630
Energy Equipment and Services — 0.5%
Forum Energy Technologies, Inc.(1)	139,139	2,821,739
Parker Drilling Co.(1)	38,271	127,060
		2,948,799
Food and Staples Retailing — 0.8%
Ingles Markets, Inc., Class A	26,720	1,276,415
SpartanNash Co.	12,408	403,756
SUPERVALU, Inc.(1)	321,910	2,604,252
		4,284,423
Food Products — 2.2%
Cal-Maine Foods, Inc.	61,708	3,221,157
Dean Foods Co.	188,496	3,047,980
Pilgrim's Pride Corp.	57,535	1,321,579
Sanderson Farms, Inc.	41,685	3,133,045
Seaboard Corp.(1)	416	1,497,184
		12,220,945
Gas Utilities — 0.1%
Southwest Gas Corp.	14,637	778,835
Health Care Equipment and Supplies — 5.6%
Abaxis, Inc.	14,482	745,533
Align Technology, Inc.(1)	29,141	1,827,432
Analogic Corp.	29,695	2,342,936
Anika Therapeutics, Inc.(1)	52,793	1,743,753
Cyberonics, Inc.(1)	46,724	2,778,209
Exactech, Inc.(1)	4,263	88,798
Globus Medical, Inc.(1)	124,782	3,203,154
Greatbatch, Inc.(1)	60,903	3,283,890
Hill-Rom Holdings, Inc.	46,506	2,526,671
Integra LifeSciences Holdings Corp.(1)	16,109	1,085,263
Merit Medical Systems, Inc.(1)	65,141	1,403,137
Natus Medical, Inc.(1)	86,314	3,673,524
STERIS Corp.	58,092	3,743,449
West Pharmaceutical Services, Inc.	47,930	2,783,774
		31,229,523
Health Care Providers and Services — 1.9%
Air Methods Corp.(1)	46,826	1,935,787
Centene Corp.(1)	34,063	2,738,665
Landauer, Inc.	40,309	1,436,613
Molina Healthcare, Inc.(1)	50,066	3,519,640
RadNet, Inc.(1)	74,730	499,944
Surgical Care Affiliates, Inc.(1)	9,419	361,501
		10,492,150
Health Care Technology — 0.8%
Computer Programs & Systems, Inc.	11,649	622,289
Merge Healthcare, Inc.(1)	98,631	473,429
Quality Systems, Inc.	191,582	3,174,514
		4,270,232

13

	Shares	Value
Hotels, Restaurants and Leisure — 5.8%
Boyd Gaming Corp.(1)	186,526	$2,788,564
Cracker Barrel Old Country Store, Inc.	25,764	3,842,958
Denny's Corp.(1)	50,297	583,948
Diamond Resorts International, Inc.(1)	34,418	1,085,888
DineEquity, Inc.	11,027	1,092,666
Interval Leisure Group, Inc.	56,491	1,290,819
Isle of Capri Casinos, Inc.(1)	183,497	3,330,471
Jack in the Box, Inc.	14,564	1,283,962
La Quinta Holdings, Inc.(1)	137,124	3,133,283
Marriott Vacations Worldwide Corp.	37,845	3,472,279
Monarch Casino & Resort, Inc.(1)	18,584	382,087
Nathan's Famous, Inc.	6,612	245,041
Penn National Gaming, Inc.(1)	198,084	3,634,841
Ruth's Hospitality Group, Inc.	113,693	1,832,731
Speedway Motorsports, Inc.	16,192	366,749
Vail Resorts, Inc.	35,612	3,888,830
		32,255,117
Household Durables — 0.6%
CSS Industries, Inc.	19,112	578,138
Helen of Troy Ltd.(1)	10,658	1,039,048
Universal Electronics, Inc.(1)	33,800	1,684,592
Zagg, Inc.(1)	31,927	252,862
		3,554,640
Household Products — 0.1%
Central Garden and Pet Co.(1)	29,232	333,537
Independent Power and Renewable Electricity Producers — 0.6%
Ormat Technologies, Inc.	83,431	3,143,680
Insurance — 3.3%
AMERISAFE, Inc.	57,633	2,712,209
Amtrust Financial Services, Inc.	30,168	1,976,306
Employers Holdings, Inc.	25,178	573,555
Federated National Holding Co.	96,462	2,334,380
HCI Group, Inc.	5,388	238,204
Maiden Holdings Ltd.	181,208	2,859,462
Selective Insurance Group, Inc.	118,768	3,331,442
United Fire Group, Inc.	10,620	347,911
United Insurance Holdings Corp.	63,442	985,889
Universal Insurance Holdings, Inc.	124,304	3,008,157
		18,367,515
Internet and Catalog Retail — 0.6%
1-800-Flowers.com, Inc., Class A(1)	108,481	1,134,711
Nutrisystem, Inc.	26,821	667,307
PetMed Express, Inc.	75,120	1,297,322
		3,099,340
Internet Software and Services — 3.6%
Carbonite, Inc.(1)	17,461	206,214
Cimpress NV(1)	44,915	3,780,046
Constant Contact, Inc.(1)	83,757	2,408,851
DHI Group, Inc.(1)	103,112	916,666

14

	Shares	Value
EarthLink Holdings Corp.	85,825	$642,829
Endurance International Group Holdings, Inc.(1)	149,029	3,078,939
Everyday Health, Inc.(1)	26,497	338,632
LogMeIn, Inc.(1)	50,044	3,227,338
Marchex, Inc., Class B	26,560	131,472
Monster Worldwide, Inc.(1)	18,513	121,075
NIC, Inc.	14,223	259,997
United Online, Inc.(1)	17,576	275,416
Web.com Group, Inc.(1)	149,314	3,616,385
XO Group, Inc.(1)	81,735	1,336,367
		20,340,227
IT Services — 1.0%
CSG Systems International, Inc.	75,240	2,382,098
Science Applications International Corp.	63,788	3,371,196
		5,753,294
Life Sciences Tools and Services — 1.7%
Affymetrix, Inc.(1)	100,897	1,101,795
Cambrex Corp.(1)	78,855	3,464,889
Luminex Corp.(1)	78,698	1,358,328
PAREXEL International Corp.(1)	58,736	3,777,312
		9,702,324
Machinery — 2.7%
Blount International, Inc.(1)	227,888	2,488,537
Douglas Dynamics, Inc.	42,554	914,060
Federal Signal Corp.	15,259	227,512
Kadant, Inc.	8,123	383,406
Lydall, Inc.(1)	57,289	1,693,463
Meritor, Inc.(1)	252,721	3,315,699
Mueller Water Products, Inc., Class A	333,449	3,034,386
Wabash National Corp.(1)	235,434	2,952,342
		15,009,405
Marine — 0.6%
Matson, Inc.	84,324	3,544,981
Media — 0.3%
Entercom Communications Corp., Class A(1)	62,018	708,246
Nexstar Broadcasting Group, Inc., Class A	18,699	1,047,144
		1,755,390
Metals and Mining — 1.1%
Century Aluminum Co.(1)	235,785	2,459,238
Gold Resource Corp.	232,353	641,294
Materion Corp.	81,304	2,865,966
		5,966,498
Multiline Retail — 0.5%
Burlington Stores, Inc.(1)	37,330	1,911,296
Dillard's, Inc., Class A	10,768	1,132,686
		3,043,982
Oil, Gas and Consumable Fuels — 1.7%
Alon USA Energy, Inc.	161,963	3,061,101
Pacific Ethanol, Inc.(1)	227,310	2,345,839
Par Petroleum Corp.(1)	13,604	254,667

15

	Shares	Value
REX American Resources Corp.(1)	49,137	$3,127,078
Western Refining, Inc.	22,019	960,469
		9,749,154
Paper and Forest Products — 0.9%
Clearwater Paper Corp.(1)	40,554	2,323,744
Neenah Paper, Inc.	42,185	2,487,228
		4,810,972
Pharmaceuticals — 3.5%
Lannett Co., Inc.(1)	59,438	3,532,995
Nektar Therapeutics(1)	158,237	1,979,545
Pacira Pharmaceuticals, Inc.(1)	44,310	3,133,603
Pozen, Inc.(1)	119,046	1,227,364
Prestige Brands Holdings, Inc.(1)	85,515	3,954,214
Sagent Pharmaceuticals, Inc.(1)	117,116	2,847,090
Sucampo Pharmaceuticals, Inc., Class A(1)	181,501	2,982,061
Supernus Pharmaceuticals, Inc.(1)	8,588	145,824
		19,802,696
Professional Services — 1.4%
CRA International, Inc.(1)	34,103	950,451
Korn / Ferry International	68,798	2,392,106
RPX Corp.(1)	207,404	3,505,127
TrueBlue, Inc.(1)	18,161	543,014
VSE Corp.	6,092	325,983
		7,716,681
Real Estate Investment Trusts (REITs) — 5.9%
Alexander's, Inc.	214	87,740
Armada Hoffler Properties, Inc.	10,623	106,124
Ashford Hospitality Prime, Inc.	18,514	278,080
Ashford Hospitality Trust, Inc.	57,403	485,629
Cedar Realty Trust, Inc.	12,814	82,010
Coresite Realty Corp.	14,593	663,106
DiamondRock Hospitality Co.	277,252	3,551,598
Geo Group, Inc. (The)	20,540	701,646
Hatteras Financial Corp.	28,630	466,669
LaSalle Hotel Properties	95,985	3,403,628
LTC Properties, Inc.	59,727	2,484,643
Medical Properties Trust, Inc.	262,473	3,441,021
New Residential Investment Corp.	24,845	378,638
PS Business Parks, Inc.	41,685	3,007,573
RLJ Lodging Trust	132,968	3,959,787
Rouse Properties, Inc.	11,908	194,696
Ryman Hospitality Properties, Inc.	64,753	3,439,032
Summit Hotel Properties, Inc.	183,478	2,387,049
Sunstone Hotel Investors, Inc.	236,315	3,547,088
Universal Health Realty Income Trust	4,686	217,712
		32,883,469
Real Estate Management and Development — 1.0%
Marcus & Millichap, Inc.(1)	61,607	2,842,547
RE/MAX Holdings, Inc., Class A	70,511	2,503,846
		5,346,393

16

	Shares	Value
Road and Rail — 1.2%
ArcBest Corp.	91,890	$2,922,102
PAM Transportation Services, Inc.(1)	2,501	145,183
Swift Transportation Co.(1)	147,736	3,349,175
USA Truck, Inc.(1)	3,168	67,257
		6,483,717
Semiconductors and Semiconductor Equipment — 5.3%
Advanced Energy Industries, Inc.(1)	95,499	2,625,268
Amkor Technology, Inc.(1)	73,876	441,779
Cabot Microelectronics Corp.(1)	36,101	1,700,718
Cirrus Logic, Inc.(1)	98,638	3,356,651
Diodes, Inc.(1)	107,331	2,587,750
Fairchild Semiconductor International, Inc.(1)	192,250	3,341,305
MaxLinear, Inc., Class A(1)	119,614	1,447,329
Microsemi Corp.(1)	111,532	3,898,043
MKS Instruments, Inc.	49,857	1,891,575
OmniVision Technologies, Inc.(1)	86,905	2,276,477
Pericom Semiconductor Corp.	17,821	234,346
Rambus, Inc.(1)	111,584	1,616,852
Semtech Corp.(1)	131,171	2,603,744
Tessera Technologies, Inc.	35,427	1,345,517
Ultra Clean Holdings, Inc.(1)	37,275	232,223
Xcerra Corp.(1)	27,836	210,719
		29,810,296
Software — 5.7%
ACI Worldwide, Inc.(1)	152,183	3,739,136
Aspen Technology, Inc.(1)	16,625	757,269
BroadSoft, Inc.(1)	3,203	110,728
Cadence Design Systems, Inc.(1)	40,420	794,657
Fair Isaac Corp.	43,931	3,988,056
Glu Mobile, Inc.(1)	427,518	2,654,887
Mentor Graphics Corp.	142,723	3,772,169
MicroStrategy, Inc., Class A(1)	18,575	3,159,236
NetScout Systems, Inc.(1)	78,382	2,874,268
Pegasystems, Inc.	121,293	2,776,397
Progress Software Corp.(1)	3,276	90,090
PTC, Inc.(1)	54,124	2,220,166
QAD, Inc., Class A	6,386	168,782
TiVo, Inc.(1)	10,447	105,933
VASCO Data Security International, Inc.(1)	94,715	2,859,446
Verint Systems, Inc.(1)	27,019	1,641,269
		31,712,489
Specialty Retail — 2.8%
Buckle, Inc. (The)	21,412	980,027
Build-A-Bear Workshop, Inc.(1)	169,790	2,714,942
Caleres, Inc.	75,045	2,384,930
Cato Corp. (The), Class A	79,324	3,074,598
Chico's FAS, Inc.	123,206	2,048,916
Children's Place, Inc. (The)	1,820	119,046
Citi Trends, Inc.(1)	28,916	699,767
Kirkland's, Inc.	13,146	366,379

17

	Shares	Value
Outerwall, Inc.	43,043	$3,276,003
Tilly's, Inc., Class A(1)	22,329	215,922
		15,880,530
Technology Hardware, Storage and Peripherals — 0.6%
Dot Hill Systems Corp.(1)	56,311	344,623
QLogic Corp.(1)	213,510	3,029,707
		3,374,330
Textiles, Apparel and Luxury Goods — 0.8%
Culp, Inc.	24,807	769,017
Iconix Brand Group, Inc.(1)	3,196	79,804
Perry Ellis International, Inc.(1)	4,312	102,496
Vince Holding Corp.(1)	69,462	832,155
Wolverine World Wide, Inc.	93,134	2,652,456
		4,435,928
Thrifts and Mortgage Finance — 0.9%
Essent Group Ltd.(1)	127,366	3,483,460
EverBank Financial Corp.	81,718	1,605,759
		5,089,219
Water Utilities — 0.2%
American States Water Co.	28,149	1,052,491
California Water Service Group	4,696	107,304
		1,159,795
Wireless Telecommunication Services — 0.2%
Spok Holdings, Inc.	56,316	948,361
TOTAL COMMON STOCKS (Cost $498,560,889)		552,279,522
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $925,350), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $906,887)		906,884
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $3,701,567), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $3,628,001)		3,628,000
State Street Institutional Liquid Reserves Fund, Premier Class	901,926	901,926
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,436,810)		5,436,810
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $503,997,699)		557,716,332
OTHER ASSETS AND LIABILITIES†		225,386
TOTAL NET ASSETS — 100.0%		$557,941,718

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $503,997,699)	$557,716,332
Receivable for investments sold	17,722,061
Receivable for capital shares sold	442,873
Dividends and interest receivable	522,550
576,403,816

Liabilities
Payable for investments purchased	17,823,659
Payable for capital shares redeemed	231,417
Accrued management fees	394,241
Distribution and service fees payable	12,781
18,462,098

Net Assets	$557,941,718

Net Assets Consist of:
Capital (par value and paid-in surplus)	$534,443,770
Undistributed net investment income	1,080,762
Accumulated net realized loss	(31,301,447)
Net unrealized appreciation	53,718,633
$557,941,718

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$464,591,585	33,955,874	$13.68
Institutional Class, $0.01 Par Value	$39,482,712	2,870,231	$13.76
A Class, $0.01 Par Value	$47,470,556	3,545,767	$13.39*
C Class, $0.01 Par Value	$1,211,587	92,160	$13.15
R Class, $0.01 Par Value	$5,185,278	393,152	$13.19
*Maximum offering price $14.21 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,601)	$5,257,447
Interest	1,619
5,259,066

Expenses:
Management fees	3,969,635
Distribution and service fees:
A Class	98,612
C Class	9,170
R Class	19,016
Directors' fees and expenses	22,638
Other expenses	2,514
4,121,585

Net investment income (loss)	1,137,481

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	48,078,031
Futures contract transactions	(2,190,097)
45,887,934

Change in net unrealized appreciation (depreciation) on investments	(23,392,818)

Net realized and unrealized gain (loss)	22,495,116

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,632,597

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$1,137,481	$700,341
Net realized gain (loss)	45,887,934	59,766,506
Change in net unrealized appreciation (depreciation)	(23,392,818)	28,715,909
Net increase (decrease) in net assets resulting from operations	23,632,597	89,182,756

Distributions to Shareholders
From net investment income:
Investor Class	(250,135)	(819,277)
Institutional Class	(48,049)	(223,632)
A Class	(4,861)	(9,668)
Decrease in net assets from distributions	(303,045)	(1,052,577)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	110,853,317	33,941,478

Net increase (decrease) in net assets	134,182,869	122,071,657

Net Assets
Beginning of period	423,758,849	301,687,192
End of period	$557,941,718	$423,758,849

Undistributed net investment income	$1,080,762	$82,345

See Notes to Financial Statements.

21

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

22

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

23

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 17% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5380% to 0.7200%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. The effective annual management fee for each class for the year ended June 30, 2015 was 0.86% for the Investor Class, A Class, C Class and R Class and 0.66% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $569,915,324 and $462,533,258, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	325,000,000		175,000,000
Sold	15,678,727	$205,580,851	9,832,062	$113,605,442
Issued in reinvestment of distributions	19,099	245,991	69,246	804,576
Redeemed	(7,864,330)	(102,910,372)	(6,591,527)	(79,024,918)
	7,833,496	102,916,470	3,309,781	35,385,100
Institutional Class/Shares Authorized	40,000,000		50,000,000
Sold	576,454	7,583,049	676,351	8,103,817
Issued in reinvestment of distributions	3,715	48,033	18,841	223,479
Redeemed	(737,692)	(9,752,126)	(1,212,044)	(14,876,569)
	(157,523)	(2,121,044)	(516,852)	(6,549,273)
A Class/Shares Authorized	40,000,000		50,000,000
Sold	1,574,696	20,445,446	1,179,236	13,737,241
Issued in reinvestment of distributions	377	4,766	876	9,624
Redeemed	(1,023,276)	(13,129,731)	(831,330)	(9,883,023)
	551,797	7,320,481	348,782	3,863,842
C Class/Shares Authorized	15,000,000		10,000,000
Sold	47,456	610,322	32,612	384,884
Redeemed	(9,197)	(116,366)	(8,699)	(101,795)
	38,259	493,956	23,913	283,089
R Class/Shares Authorized	20,000,000		10,000,000
Sold	289,212	3,666,922	151,181	1,777,695
Redeemed	(112,449)	(1,423,468)	(69,691)	(818,975)
	176,763	2,243,454	81,490	958,720
Net increase (decrease)	8,442,792	$110,853,317	3,247,114	$33,941,478

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$552,279,522	—	—
Temporary Cash Investments	901,926	$4,534,884	—
	$553,181,448	$4,534,884	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $(2,190,097) in net realized gain (loss) on futures contract transactions.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$303,045	$1,052,577
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$504,004,727
Gross tax appreciation of investments	$76,251,494
Gross tax depreciation of investments	(22,539,889)
Net tax appreciation (depreciation) of investments	$53,711,605
Undistributed ordinary income	$1,183,551
Accumulated short-term capital losses	$(31,397,208)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the return of capital dividends received and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$13.10	0.03	0.56	0.59	(0.01)	$13.68	4.51%	0.87%	0.25%	100%	$464,592
2014	$10.36	0.02	2.75	2.77	(0.03)	$13.10	26.79%	0.87%	0.18%	83%	$342,090
2013	$8.24	0.08	2.12	2.20	(0.08)	$10.36	26.92%	0.88%	0.92%	93%	$236,280
2012	$8.38	0.04	(0.16)	(0.12)	(0.02)	$8.24	(1.37)%	0.89%	0.45%	72%	$188,519
2011	$6.15	0.01	2.23	2.24	(0.01)	$8.38	36.39%	0.89%	0.17%	61%	$218,642
Institutional Class
2015	$13.15	0.06	0.57	0.63	(0.02)	$13.76	4.77%	0.67%	0.45%	100%	$39,483
2014	$10.41	0.05	2.76	2.81	(0.07)	$13.15	27.02%	0.67%	0.38%	83%	$39,805
2013	$8.27	0.10	2.14	2.24	(0.10)	$10.41	27.27%	0.68%	1.12%	93%	$36,886
2012	$8.42	0.05	(0.15)	(0.10)	(0.05)	$8.27	(1.20)%	0.69%	0.65%	72%	$29,506
2011	$6.19	0.03	2.22	2.25	(0.02)	$8.42	36.43%	0.69%	0.37%	61%	$42,541
A Class
2015	$12.84	—(3)	0.55	0.55	—(3)	$13.39	4.30%	1.12%	0.00%(4)	100%	$47,471
2014	$10.15	(0.01)	2.70	2.69	—(3)	$12.84	26.54%	1.12%	(0.07)%	83%	$38,437
2013	$8.08	0.06	2.07	2.13	(0.06)	$10.15	26.58%	1.13%	0.67%	93%	$26,862
2012	$8.22	0.02	(0.15)	(0.13)	(0.01)	$8.08	(1.64)%	1.14%	0.20%	72%	$25,944
2011	$6.05	(0.01)	2.18	2.17	—	$8.22	35.87%	1.14%	(0.08)%	61%	$33,452

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015	$12.70	(0.09)	0.54	0.45	—	$13.15	3.54%	1.87%	(0.75)%	100%	$1,212
2014	$10.12	(0.10)	2.68	2.58	—	$12.70	25.49%	1.87%	(0.82)%	83%	$685
2013	$8.08	(0.03)	2.10	2.07	(0.03)	$10.12	25.68%	1.88%	(0.08)%	93%	$303
2012	$8.27	(0.04)	(0.15)	(0.19)	—	$8.08	(2.30)%	1.89%	(0.55)%	72%	$77
2011	$6.13	(0.06)	2.20	2.14	—	$8.27	34.91%	1.89%	(0.83)%	61%	$74
R Class
2015	$12.68	(0.03)	0.54	0.51	—	$13.19	4.02%	1.37%	(0.25)%	100%	$5,185
2014	$10.05	(0.04)	2.67	2.63	—	$12.68	26.17%	1.37%	(0.32)%	83%	$2,743
2013	$8.00	0.04	2.06	2.10	(0.05)	$10.05	26.33%	1.38%	0.42%	93%	$1,356
2012	$8.15	—(3)	(0.15)	(0.15)	—	$8.00	(1.84)%	1.39%	(0.05)%	72%	$930
2011	$6.01	(0.02)	2.16	2.14	—	$8.15	35.61%	1.39%	(0.33)%	61%	$945

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Company Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

33

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

34

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

35

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

36

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $303,045, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86507 1508

ANNUAL REPORT	JUNE 30, 2015

Strategic Inflation Opportunities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ASIOX	-8.35%(1)	0.61%(1)	-0.22%(1)	4/30/10
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	0.06%	0.06%	—
Institutional Class	ASINX	-8.15%(1)	0.82%(1)	-0.02%(1)	4/30/10
A Class	ASIDX				4/30/10
No sales charge*		-8.59%(1)	0.37%(1)	-0.47%(1)
With sales charge*		-13.86%(1)	-0.80%(1)	-1.61%(1)
C Class	ASIZX	-9.29%(1)	-0.40%(1)	-1.23%(1)	4/30/10
R Class	ASIUX	-8.88%(1)	0.10%(1)	-0.73%(1)	4/30/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2015
Investor Class — $9,887**

Barclays U.S. 1-3 Month Treasury Bill Index — $10,033

* From April 30, 2010, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.15%	0.95%	1.40%	2.15%	1.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Bill Martin, Brian Howell, John Lovito, and Steven Brown

Performance Summary

For the 12 months ended June 30, 2015, Strategic Inflation Opportunities declined -8.35%.* The fund’s benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index, advanced 0.01%. Fund returns reflect operating expenses, while index returns do not.

Global economic growth and inflation generally remained lackluster despite ongoing central bank stimulus programs. Against this backdrop, most investments that typically provide investor protection against the primary sources of inflation, including Treasury inflation-protected securities (TIPS), commodity-related investments, and foreign currencies, declined during the 12-month period and accounted for the fund’s underperformance relative to its Treasury bill benchmark. Real estate investment trusts (REITs) advanced slightly during the 12-month period, as declining interest rates supported the rate-sensitive securities. A variety of factors—including global divergence of central bank policy and economic growth, a sharp sell-off in global oil markets, and a rallying U.S. dollar—influenced performance in each asset class.

Inflation Benign on Weak Growth, Falling Commodity Prices

Subdued global growth and weakness in the commodities markets helped stifle inflation throughout the 12-month period, even as leading central banks pursued aggressive and unprecedented stimulus programs. In the U.S., the annual headline inflation rate was 0.1% at the end of June 2015. Similarly, inflation rates for other leading economies were at or slightly higher than 0% at the end of the 12-month period and well below central bank target levels.

Growth in the world’s major developed economies generally remained unsynchronized, with the U.S. and U.K. maintaining modest growth rates, and Europe and Japan barely expanding. Uneven economic growth led to divergence in central bank policy, with the Federal Reserve (the Fed) and the Bank of England the only major central banks contemplating rate increases, while the European Central Bank (ECB) and the Bank of Japan engaged in aggressive quantitative easing (QE) and other stimulus programs. The growing disparity in economic growth rates and central bank policies drove the U.S. dollar’s value higher. The greenback rallied sharply versus other leading currencies, which put further downward pressure on commodity and gold prices.

Commodity prices, a key inflation trigger, declined -36.81% during the period, according to the S&P Goldman Sachs Commodities Index, a measure of global commodities prices. Energy prices were a main driver of the decline, as Brent oil and West Texas Intermediate crude prices plunged -46.10% and -43.58%, respectively, on mounting supply/demand imbalances. Industrial and precious metals also declined during the period. The conclusion of the Fed’s QE program in October 2014, subdued inflation, and a stronger U.S. dollar pressured gold prices (gold is priced in dollars, so a stronger dollar makes it less attractive for foreign buyers).

* All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning & Strategy

The portfolio’s neutral asset mix as of June 30, 2015, was 45% inflation-linked bonds and other fixed-income securities, 25% non-dollar currency investments, 15% commodity-related investments, 10% global REITs, and 5% gold securities that track the price of gold bullion, including gold exchange-traded funds (ETFs). The portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices. We make modest tactical adjustments to the portfolio’s asset mix in an effort to add value and improve the fund’s ability to meet its investment objective.

Within the portfolio’s inflation-linked securities allocation, where we had a neutral 45% allocation as of June 30, 2015, TIPS declined on weak current inflation readings and declining longer-term inflation expectations. In addition, we favored shorter-duration (less price sensitivity to interest rate changes) TIPS, which underperformed longer-duration TIPS as interest rates declined and the U.S. Treasury yield curve flattened during the period. This allocation also included mortgage-backed securities (MBS) and investment-grade and high-yield corporate bonds in conjunction with inflation “swaps” (effectively creating an “inflation overlay” for the corporate and mortgage securities), which generally outperformed TIPS.

Within the commodities component, also neutral at a 15% weighting on June 30, 2015, the portfolio was invested in common stocks, commodity ETFs, and gold-related securities (such as holdings in mining companies). This exposure weighed on overall performance, primarily due to our preference for securities in the energy sector, which tumbled on plunging oil prices. Exposure to industrial and precious metals, including gold securities, also detracted from performance as these prices declined.

We maintained an underweight allocation of 20%, compared with the portfolio’s target weighting of 25%, in non-dollar currencies. We underweighted the euro and yen, given our expectations for continued strength in the U.S. dollar stemming from ongoing QE in Europe and Japan and a likely rate hike from the Fed. This positioning improved the performance of the currency allocation, as the dollar advanced sharply against the euro, yen, and most major currencies. Among emerging markets, the team favored currencies from Asian countries exhibiting stronger growth over countries with weaker economies and volatile political climates.

Within the REIT allocation, we maintained an overweight position of 15% versus our target allocation of 10%, which, along with security selection, contributed favorably to portfolio performance. REITs generally benefited from the declining interest rate environment. But, performance plunged late in the period on fears of rising interest rates, erasing some but not all of the earlier gains. In the U.S., many of the leading contributors were office and apartment owners based on the West Coast that benefited from the strong economic environment in the region. In Europe, U.K. property stocks benefited from continued rental growth in the improving economic environment. Elsewhere on the European continent, the ECB’s QE program helped support property values, but we remained selective in this region.

Outlook

We believe weak oil prices and subpar global growth will keep global inflation relatively low and contained in the near term. In the U.S., we believe headline inflation likely has bottomed and should remain relatively low and contained in the near term. But U.S. economic growth appears to be improving, and at some point, we expect the cumulative impact of years of massive monetary and fiscal stimulus in the U.S. and elsewhere will kick in, triggering higher long-term inflation. We believe this scenario underscores the importance of securing potential inflation hedges and protecting purchasing power through investments in inflation-fighting portfolios, such as Strategic Inflation Opportunities.

6

Fund Characteristics

JUNE 30, 2015
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	37.0%
Domestic Common Stocks	13.9%
Foreign Common Stocks	9.0%
Commercial Paper	18.6%
Exchange-Traded Funds	11.5%
Collateralized Mortgage Obligations	3.4%
Corporate Bonds	3.3%
Asset-Backed Securities	0.7%
Commercial Mortgage-Backed Securities	0.5%
Cash and Equivalents*	2.1%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$985.50	$4.43	0.90%
Investor Class (before waiver)	$1,000	$985.50(2)	$5.42	1.10%
Institutional Class (after waiver)	$1,000	$986.60	$3.45	0.70%
Institutional Class (before waiver)	$1,000	$986.60(2)	$4.43	0.90%
A Class (after waiver)	$1,000	$984.50	$5.66	1.15%
A Class (before waiver)	$1,000	$984.50(2)	$6.64	1.35%
C Class (after waiver)	$1,000	$979.90	$9.33	1.90%
C Class (before waiver)	$1,000	$979.90(2)	$10.31	2.10%
R Class (after waiver)	$1,000	$982.30	$6.88	1.40%
R Class (before waiver)	$1,000	$982.30(2)	$7.86	1.60%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.33	$4.51	0.90%
Investor Class (before waiver)	$1,000	$1,019.34	$5.51	1.10%
Institutional Class (after waiver)	$1,000	$1,021.32	$3.51	0.70%
Institutional Class (before waiver)	$1,000	$1,020.33	$4.51	0.90%
A Class (after waiver)	$1,000	$1,019.09	$5.76	1.15%
A Class (before waiver)	$1,000	$1,018.10	$6.76	1.35%
C Class (after waiver)	$1,000	$1,015.37	$9.49	1.90%
C Class (before waiver)	$1,000	$1,014.38	$10.49	2.10%
R Class (after waiver)	$1,000	$1,017.85	$7.00	1.40%
R Class (before waiver)	$1,000	$1,016.86	$8.00	1.60%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

JUNE 30, 2015

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 37.0%
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	$140,587	$145,793
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	1,525,199	1,599,553
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	1,250,028	1,266,727
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	856,185	918,325
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	225,874	238,562
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	3,121,767	3,169,080
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	1,097,190	1,162,850
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	1,487,700	1,618,338
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/19	2,271,893	2,299,403
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	609,455	664,258
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	273,530	292,314
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20	1,111,363	1,119,872
TOTAL U.S. TREASURY SECURITIES (Cost $14,525,208)		14,495,075
COMMON STOCKS — 22.9%
Capital Markets — 0.1%
Blackstone Group LP (The)	1,411	57,668
Chemicals — 0.1%
CF Industries Holdings, Inc.	505	32,461
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	171	24,198
Vulcan Materials Co.	560	47,001
		71,199
Containers and Packaging — 0.4%
Ball Corp.	207	14,521
Crown Holdings, Inc.(1)	402	21,270
MeadWestvaco Corp.	998	47,096
Packaging Corp. of America	257	16,060
Rock Tenn Co., Class A	338	20,348
Sealed Air Corp.	641	32,934
		152,229
Energy Equipment and Services — 1.5%
Baker Hughes, Inc.	1,079	66,574
Canadian Energy Services & Technology Corp.	12,974	74,790
Halliburton Co.	1,896	81,661
Nabors Industries Ltd.	2,280	32,900
National Oilwell Varco, Inc.	969	46,783
Patterson-UTI Energy, Inc.	967	18,194
Schlumberger Ltd.	2,703	232,972
Weatherford International plc(1)	1,481	18,172
		572,046

10

	Principal Amount/Shares	Value
Hotels, Restaurants and Leisure — 0.9%
Accor SA	1,538	$77,622
Hilton Worldwide Holdings, Inc.(1)	3,203	88,243
Hyatt Hotels Corp., Class A(1)	2,053	116,384
Marriott Vacations Worldwide Corp.	949	87,071
		369,320
Metals and Mining — 0.6%
Agnico-Eagle Mines Ltd.	833	23,650
Franco-Nevada Corp.	1,042	49,697
Freeport-McMoRan, Inc.	1,642	30,574
Goldcorp, Inc. New York Shares	1,572	25,466
Randgold Resources Ltd. ADR	506	33,877
Rio Tinto plc ADR	327	13,476
Royal Gold, Inc.	514	31,657
Silver Wheaton Corp.	854	14,808
		223,205
Oil, Gas and Consumable Fuels — 5.5%
Anadarko Petroleum Corp.	1,158	90,394
Apache Corp.	1,183	68,176
Canadian Natural Resources Ltd.	1,088	29,550
Cheniere Energy, Inc.(1)	1,143	79,164
Chesapeake Energy Corp.	1,090	12,175
Chevron Corp.	2,420	233,457
ConocoPhillips	2,357	144,743
Crew Energy, Inc.(1)	4,901	22,406
Devon Energy Corp.	552	32,838
Encana Corp.	3,552	39,143
EOG Resources, Inc.	1,916	167,746
Exxon Mobil Corp.	3,166	263,411
Hess Corp.	689	46,080
Kinder Morgan, Inc.	3,595	138,012
Leucrotta Exploration, Inc.(1)	29,975	27,599
Marathon Oil Corp.	1,888	50,108
Marathon Petroleum Corp.	942	49,276
Noble Energy, Inc.	875	37,345
Occidental Petroleum Corp.	1,775	138,042
Paramount Resources Ltd., A Shares(1)	2,240	51,472
Peyto Exploration & Development Corp.	1,752	42,825
Phillips 66	891	71,779
Pioneer Natural Resources Co.	282	39,111
Spectra Energy Corp.	1,168	38,077
Suncor Energy, Inc.	2,594	71,387
Tourmaline Oil Corp.(1)	774	23,251
Valero Energy Corp.	1,179	73,805
Williams Cos., Inc. (The)	1,194	68,524
		2,149,896

11

	Principal Amount/Shares	Value
Paper and Forest Products — 0.1%
International Paper Co.	817	$38,881
Real Estate Investment Trusts (REITs) — 9.3%
Alexandria Real Estate Equities, Inc.	1,517	132,677
Allied Properties Real Estate Investment Trust	2,894	82,116
Alstria Office REIT AG	4,181	53,860
AvalonBay Communities, Inc.	1,192	190,565
Big Yellow Group plc	6,356	63,666
Boston Properties, Inc.	1,232	149,121
British Land Co. plc	1,495	18,639
Calloway Real Estate Investment Trust	2,594	60,063
Champion REIT	101,000	55,506
Charter Hall Group	6,752	23,547
Derwent London plc	1,859	99,371
Duke Realty Corp.	6,141	114,038
Equity Residential	2,805	196,827
Essex Property Trust, Inc.	710	150,875
Extra Space Storage, Inc.	2,306	150,397
Federation Centres	24,328	54,809
Goodman Group	18,344	88,741
Great Portland Estates plc	8,253	100,628
Hudson Pacific Properties, Inc.	3,623	102,785
Hulic Reit, Inc.	31	44,175
Invincible Investment Corp.	32	17,074
Japan Rental Housing Investments, Inc.	44	30,919
Kenedix Retail REIT Corp.(1)	13	30,858
Kilroy Realty Corp.	1,607	107,910
Kite Realty Group Trust	4,080	99,838
Klepierre	1,757	77,284
Land Securities Group plc	5,136	97,162
Link REIT (The)	9,000	52,712
Macerich Co. (The)	1,799	134,205
Mapletree Greater China Commercial Trust	36,000	27,264
Merlin Properties Socimi SA(1)	3,268	39,931
New Residential Investment Corp.	4,681	71,338
NIPPON REIT Investment Corp.	18	42,491
NorthStar Realty Finance Corp.	2,535	40,307
ProLogis, Inc.	4,504	167,098
Safestore Holdings plc	8,990	39,940
Scentre Group	39,821	115,215
Simon Property Group, Inc.	1,897	328,219
STORE Capital Corp.	2,169	43,597
Unibail-Rodamco SE	532	134,456
Westfield Corp.	3,259	22,932
		3,653,156

12

	Principal Amount/Shares	Value
Real Estate Management and Development — 4.2%
Ayala Land, Inc.	59,600	$49,303
Capital & Counties Properties plc	5,990	40,960
CapitaLand Ltd.	23,800	61,848
China Overseas Land & Investment Ltd.	14,000	49,397
China Resources Land Ltd.	29,555	95,892
Corp. Inmobiliaria Vesta SAB de CV	7,032	11,453
Daiwa House Industry Co. Ltd.	3,700	86,253
Emaar Properties PJSC	20,446	43,866
Fabege AB	7,510	102,460
Forest City Enterprises, Inc., Class A(1)	5,498	121,506
Global Logistic Properties Ltd.	28,500	53,536
Henderson Land Development Co. Ltd.	4,600	31,482
Hongkong Land Holdings Ltd.	13,100	107,420
Hulic Co. Ltd.	8,200	72,764
Jones Lang LaSalle, Inc.	597	102,087
Kerry Properties Ltd.	3,500	13,726
KWG Property Holding Ltd.	52,500	44,294
Longfor Properties Co. Ltd.	42,500	67,658
Mitsubishi Estate Co. Ltd.	2,000	43,085
Mitsui Fudosan Co. Ltd.	6,000	168,011
SM Prime Holdings, Inc.	68,700	30,442
Sun Hung Kai Properties Ltd.	8,750	141,778
Unite Group plc (The)	11,165	100,258
		1,639,479
TOTAL COMMON STOCKS (Cost $8,295,156)		8,959,540
COMMERCIAL PAPER(2) — 18.6%
Bennington Stark Cap Co., 0.21%, 7/24/15(3)	$2,500,000	2,499,705
Charta LLC, 0.21%, 9/1/15(3)	2,500,000	2,499,204
Jupiter Securitization Co. LLC, 0.31%, 11/5/15(3)	2,300,000	2,297,293
TOTAL COMMERCIAL PAPER (Cost $7,296,326)		7,296,202
EXCHANGE-TRADED FUNDS — 11.5%
iShares S&P GSCI Commodity Indexed Trust(1)	102,464	2,163,015
PowerShares DB Commodity Index Tracking Fund(1)	20,596	370,728
SPDR Gold Shares(1)	10,160	1,141,679
Sprott Physical Gold Trust(1)	83,882	810,300
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,708,234)		4,485,722
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 3.4%
Private Sponsor Collateralized Mortgage Obligations — 3.3%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	$7,819	8,217
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	5,891	5,895
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	42,083	44,080

13

	Principal Amount/Shares	Value
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A16, 5.625%, 3/25/37	$37,839	$34,261
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.70%, 7/1/15	29,681	29,718
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 2.36%, 7/1/15	79,035	78,611
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.24%, 7/1/15	50,644	50,318
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.11%, 7/1/15	65,338	64,600
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	64,171	67,962
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	9,435	9,907
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.94%, 7/1/15	39,919	38,212
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.68%, 7/1/15	57,023	57,287
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 2.53%, 7/1/15	66,418	63,172
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.61%, 7/1/15	18,345	18,512
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	19,764	20,742
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.36%, 7/1/15	10,465	10,428
Sequoia Mortgage Trust, Series 2014-3, Class A14, VRN, 3.00%, 7/1/15(3)	60,375	61,291
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.93%, 7/27/15	18,755	18,095
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	13,888	14,344
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 4.89%, 7/1/15	18,786	18,643
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.67%, 7/1/15	71,613	73,168
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.64%, 7/1/15	51,200	51,721
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.74%, 7/1/15	32,597	32,700
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	63,020	64,847
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-11, Class A9 SEQ, 6.50%, 9/25/36	67,059	65,454
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	29,880	31,081
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 2.62%, 7/1/15	40,961	37,999
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 1A5, 6.00%, 7/25/37	51,669	51,725
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	39,153	38,740
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	48,815	50,751
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	13,904	14,388

14

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	$15,682	$16,241
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	5,694	5,888
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.21%, 7/1/15	7,566	7,546
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 7/1/15(3)	44,347	45,427
		1,301,971
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	46,394	49,704
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,329,601)		1,351,675
CORPORATE BONDS — 3.3%
Aerospace and Defense — 0.2%
Bombardier, Inc., 5.75%, 3/15/22(3)	70,000	62,650
Automobiles†
Nissan Motor Acceptance Corp., 2.65%, 9/26/18(3)	10,000	10,259
Banks — 0.1%
Bank of America Corp., 2.00%, 1/11/18	40,000	40,137
Chemicals — 0.2%
Ashland, Inc., 4.75%, 8/15/22	75,000	73,875
Communications Equipment — 0.4%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	75,825
SBA Communications Corp., 5.625%, 10/1/19	75,000	78,281
		154,106
Diversified Financial Services — 0.1%
Morgan Stanley, MTN, 5.625%, 9/23/19	20,000	22,408
MUFG Union Bank N.A., 2.625%, 9/26/18	10,000	10,160
		32,568
Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc., 3.65%, 9/14/18	20,000	21,024
Windstream Services LLC, 7.875%, 11/1/17	30,000	31,987
		53,011
Food Products — 0.1%
Tyson Foods, Inc., 6.60%, 4/1/16	20,000	20,767
Health Care Providers and Services — 0.3%
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	55,000	56,540
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(3)	70,000	76,038
		132,578
Insurance — 0.1%
American International Group, Inc., 4.125%, 2/15/24	30,000	31,144
XLIT Ltd., 2.30%, 12/15/18	20,000	20,139
		51,283
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	20,000	20,310

15

	Principal Amount/Shares	Value
Metals and Mining — 0.1%
Barrick Gold Corp., 2.90%, 5/30/16	$30,000	$30,298
Rio Tinto Finance USA plc, 1.375%, 6/17/16	20,000	20,070
		50,368
Multi-Utilities — 0.3%
CMS Energy Corp., 8.75%, 6/15/19	25,000	30,816
Dominion Gas Holdings LLC, 1.05%, 11/1/16	20,000	19,970
GenOn Energy, Inc., 7.875%, 6/15/17	55,000	55,688
		106,474
Oil, Gas and Consumable Fuels — 0.4%
Bill Barrett Corp., 7.00%, 10/15/22	75,000	68,250
Marathon Petroleum Corp., 3.50%, 3/1/16	20,000	20,340
Peabody Energy Corp., 6.50%, 9/15/20	30,000	10,350
QEP Resources, Inc., 5.25%, 5/1/23	75,000	72,188
		171,128
Pharmaceuticals†
Mylan, Inc., 1.35%, 11/29/16	10,000	9,972
Real Estate Investment Trusts (REITs) — 0.2%
HCP, Inc., 6.00%, 1/30/17	25,000	26,676
Reckson Operating Partnership LP, 6.00%, 3/31/16	50,000	51,649
		78,325
Specialty Retail — 0.2%
Hertz Corp. (The), 6.75%, 4/15/19	55,000	56,892
Textiles, Apparel and Luxury Goods — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20	75,000	78,750
Wireless Telecommunication Services — 0.2%
Sprint Communications, 6.00%, 12/1/16	70,000	72,669
TOTAL CORPORATE BONDS (Cost $1,300,477)		1,276,122
ASSET-BACKED SECURITIES(4) — 0.7%
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	57,941	57,505
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(3)	168,454	167,345
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(3)	43,739	43,783
TOTAL ASSET-BACKED SECURITIES (Cost $270,092)		268,633
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 0.5%
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 7/1/15	75,000	75,807
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(3)	50,000	49,962
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(3)	50,000	49,905
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	7,817	7,907
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $188,566)		183,581

16

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS — 2.1%
SSgA U.S. Government Money Market Fund, Class N	663,058	$663,058
State Street Institutional Liquid Reserves Fund, Premier Class	144,349	144,349
TOTAL TEMPORARY CASH INVESTMENTS (Cost $807,407)		807,407
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $39,721,067)		39,123,957
OTHER ASSETS AND LIABILITIES†		1,700
TOTAL NET ASSETS — 100.0%		$39,125,657

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	127,492	USD	97,334	Barclays Bank plc	9/16/15	$628
BRL	525,158	USD	164,009	UBS AG	9/16/15	363
CAD	1,114,144	USD	902,157	Barclays Bank plc	9/16/15	(11,030)
CAD	595,166	USD	480,000	Barclays Bank plc	9/16/15	(3,967)
CAD	121,697	USD	98,497	JPMorgan Chase Bank N.A.	9/16/15	(1,160)
CHF	131,039	USD	141,289	UBS AG	9/16/15	(719)
USD	5,454	CHF	5,052	Barclays Bank plc	9/16/15	35
CLP	572,946,976	USD	899,093	UBS AG	9/16/15	(9,153)
USD	480,000	CLP	308,400,000	UBS AG	9/16/15	972
CNY	13,049,663	USD	2,121,724	UBS AG	9/16/15	4,036
CZK	5,817,693	USD	240,000	Barclays Bank plc	9/16/15	(1,910)
USD	228,751	CZK	5,545,190	Deutsche Bank	9/16/15	1,814
USD	371,449	EUR	327,807	Barclays Bank plc	9/16/15	5,606
GBP	723,584	USD	1,112,487	Deutsche Bank	9/16/15	23,824
HKD	804,291	USD	103,728	Deutsche Bank	9/16/15	22
USD	2,364	HKD	18,329	Barclays Bank plc	9/16/15	—
USD	888	HUF	247,361	UBS AG	9/16/15	15
ILS	332,677	USD	87,080	Barclays Bank plc	9/16/15	1,100
USD	6,304	ILS	24,187	Barclays Bank plc	9/16/15	(107)
INR	9,977,170	USD	152,867	Westpac Group	9/16/15	2,251
USD	1,133,252	JPY	140,792,251	Deutsche Bank	9/16/15	(18,279)
KRW	853,206,400	USD	760,000	Westpac Group	9/16/15	619
MXN	8,009,072	USD	520,000	Barclays Bank plc	9/17/15	(13,176)
MXN	6,035,903	USD	385,278	UBS AG	9/17/15	(3,319)
MYR	425,974	USD	113,050	Westpac Group	9/17/15	(295)
USD	513,648	NZD	725,978	Barclays Bank plc	9/16/15	24,852
USD	83,148	NZD	120,000	Barclays Bank plc	9/16/15	2,353
USD	81,936	NZD	120,000	Barclays Bank plc	9/16/15	1,141
USD	506,103	NZD	740,000	Barclays Bank plc	9/16/15	7,866
PHP	1,936,241	USD	42,551	Westpac Group	9/16/15	240
PLN	57,795	USD	15,579	Deutsche Bank	9/16/15	(239)
RUB	5,768,134	USD	102,636	UBS AG	9/16/15	(848)
SEK	3,598,232	USD	440,000	Barclays Bank plc	9/16/15	(5,261)
SEK	477,685	USD	58,281	JPMorgan Chase Bank N.A.	9/16/15	(567)
SGD	206,734	USD	152,623	Barclays Bank plc	9/16/15	705

17

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
THB	16,950,500	USD	500,000	Westpac Group	9/16/15	$624
USD	393,549	THB	13,344,446	Westpac Group	9/16/15	(573)
TRY	749,262	USD	266,056	Deutsche Bank	9/16/15	7,487
USD	260,000	TRY	722,410	Barclays Bank plc	9/16/15	(3,740)
TWD	13,945,446	USD	451,674	UBS AG	9/16/15	299
TWD	3,080,000	USD	100,000	Westpac Group	9/16/15	(177)
TWD	15,302,500	USD	500,000	Westpac Group	9/16/15	(4,045)
USD	256,253	TWD	7,911,800	UBS AG	9/16/15	(170)
USD	578,215	TWD	17,852,400	UBS AG	9/16/15	(382)
ZAR	6,100,278	USD	486,556	Barclays Bank plc	9/16/15	8,281
USD	486,308	ZAR	6,150,997	Deutsche Bank	9/16/15	(12,644)
						$3,372

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$925,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	$(30,653)
Bank of America N.A.	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.21%	3/13/19	(38,399)
Barclays Bank plc	900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	(30,468)
Barclays Bank plc	1,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.64%	2/3/20	229
Morgan Stanley Capital Services LLC	500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.24%	8/19/19	(21,427)
						$(120,718)

18

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CNY	-	Chinese Yuan
CPI	-	Consumer Price Index
CZK	-	Czech Koruna
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
GBP	-	British Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korea Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NSA	-	Not Seasonally Adjusted
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PJSC	-	Public Joint Stock Company
PLN	-	Polish Zloty
RUB	-	Russian Ruble
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(3)
Restricted security exempt from registration pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $7,920,367, which represented 20.2% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $39,721,067)	$39,123,957
Foreign currency holdings, at value (cost of $2,903)	2,892
Receivable for investments sold	147,764
Receivable for capital shares sold	150,988
Unrealized appreciation on forward foreign currency exchange contracts	95,133
Swap agreements, at value	229
Dividends and interest receivable	109,854
Other assets	197
39,631,014

Liabilities
Payable for investments purchased	169,229
Payable for capital shares redeemed	88,495
Unrealized depreciation on forward foreign currency exchange contracts	91,761
Swap agreements, at value	120,947
Accrued management fees	28,465
Distribution and service fees payable	6,460
505,357

Net Assets	$39,125,657

Net Assets Consist of:
Capital (par value and paid-in surplus)	$45,031,312
Distributions in excess of net investment income	(832,688)
Accumulated net realized loss	(4,358,436)
Net unrealized depreciation	(714,531)
$39,125,657

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$24,054,162	2,521,635	$9.54
Institutional Class, $0.01 Par Value	$1,101,807	115,414	$9.55
A Class, $0.01 Par Value	$8,384,938	881,705	$9.51*
C Class, $0.01 Par Value	$5,479,135	590,233	$9.28
R Class, $0.01 Par Value	$105,615	11,185	$9.44
*Maximum offering price $10.09 (net asset value divided by 0.9425).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,631)	$353,396
Interest (net of foreign taxes withheld of $16)	200,390
553,786

Expenses:
Management fees	525,288
Distribution and service fees:
A Class	27,151
C Class	73,625
R Class	549
Directors' fees and expenses	2,524
Other expenses	4,962
634,099
Fees waived	(97,939)
536,160

Net investment income (loss)	17,626

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(714,130)
Futures contract transactions	(102,100)
Foreign currency transactions	(758,380)
(1,574,610)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $245)	(2,935,220)
Futures contracts	(16,308)
Swap agreements	(120,359)
Translation of assets and liabilities in foreign currencies	(48,775)
(3,120,662)

Net realized and unrealized gain (loss)	(4,695,272)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,677,646)

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$17,626	$28,038
Net realized gain (loss)	(1,574,610)	(112,307)
Change in net unrealized appreciation (depreciation)	(3,120,662)	3,597,867
Net increase (decrease) in net assets resulting from operations	(4,677,646)	3,513,598

Distributions to Shareholders
From net investment income:
Investor Class	(295,073)	(100,537)
Institutional Class	(17,817)	(10,017)
A Class	(55,820)	—
R Class	(221)	—
Decrease in net assets from distributions	(368,931)	(110,554)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,638,049)	(33,584,196)

Net increase (decrease) in net assets	(13,684,626)	(30,181,152)

Net Assets
Beginning of period	52,810,283	82,991,435
End of period	$39,125,657	$52,810,283

Undistributed (distributions in excess of) net investment income	$(832,688)	$82,568

See Notes to Financial Statements.

22

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Inflation Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

23

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

24

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.7754% to 0.8929%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The rates for the Complex Fee range from 0.0500% to 0.1100% for the Institutional Class. During the year ended June 30, 2015, the investment advisor voluntarily agreed to waive 0.2000% of the fund's management fee. The investment advisor expects this waiver to continue until October 31, 2015, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended June 30, 2015 was $58,692, $2,581, $21,721, $14,725 and $220 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended June 30, 2015 was 1.08% for the Investor Class, A Class, C Class and R Class and 0.88% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended June 30, 2015 was 0.88% for the Investor Class, A Class, C Class and R Class and 0.68% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended June 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

25

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended June 30, 2015 totaled $35,595,985, of which $8,820,279 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 totaled $42,460,266, of which $12,604,604 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2015		Year ended June 30, 2014
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	1,296,364	$13,315,015	544,078	$5,523,649
Issued in reinvestment of distributions	20,753	210,942	4,799	48,089
Redeemed	(1,487,088)	(14,658,510)	(2,467,593)	(24,881,633)
	(169,971)	(1,132,553)	(1,918,716)	(19,309,895)
Institutional Class/Shares Authorized	30,000,000		50,000,000
Sold	29,488	295,312	35,822	363,229
Issued in reinvestment of distributions	1,764	17,817	967	9,703
Redeemed	(44,989)	(437,567)	(208,798)	(2,106,791)
	(13,737)	(124,438)	(172,009)	(1,733,859)
A Class/Shares Authorized	40,000,000		50,000,000
Sold	33,869	338,497	159,775	1,622,519
Issued in reinvestment of distributions	5,446	55,711	—	—
Redeemed	(501,558)	(4,982,560)	(1,156,419)	(11,659,981)
	(462,243)	(4,588,352)	(996,644)	(10,037,462)
C Class/Shares Authorized	20,000,000		50,000,000
Sold	32,327	316,647	171,152	1,695,940
Redeemed	(324,564)	(3,109,811)	(420,690)	(4,171,635)
	(292,237)	(2,793,164)	(249,538)	(2,475,695)
R Class/Shares Authorized	15,000,000		10,000,000
Sold	24	237	800	8,015
Issued in reinvestment of distributions	22	221	—	—
Redeemed	—	—	(3,519)	(35,300)
	46	458	(2,719)	(27,285)
Net increase (decrease)	(938,142)	$(8,638,049)	(3,339,626)	$(33,584,196)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$14,495,075	—
Common Stocks
Energy Equipment and Services	$497,256	74,790	—
Hotels, Restaurants and Leisure	291,698	77,622	—
Metals and Mining	149,858	73,347	—
Oil, Gas and Consumable Fuels	1,982,343	167,553	—
Real Estate Investment Trusts (REITs)	2,179,797	1,473,359	—
Real Estate Management and Development	223,593	1,415,886	—
Other Industries	352,438	—	—
Commercial Paper	—	7,296,202	—
Exchange-Traded Funds	4,485,722	—	—
Collateralized Mortgage Obligations	—	1,351,675	—
Corporate Bonds	—	1,276,122	—
Asset-Backed Securities	—	268,633	—
Commercial Mortgage-Backed Securities	—	183,581	—
Temporary Cash Investments	807,407	—	—
	$10,970,112	$28,153,845	—
Other Financial Instruments
Swap Agreements	—	$229	—
Forward Foreign Currency Exchange Contracts	—	95,133	—
	—	$95,362	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$(120,947)	—
Forward Foreign Currency Exchange Contracts	—	(91,761)	—
	—	$(212,708)	—

27

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $52,374,004.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 19 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $3,783,333.

Value of Derivative Instruments as of June 30, 2015

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$95,133	Unrealized depreciation on forward foreign currency exchange contracts	$91,761
Other Contracts	Swap agreements	229	Swap agreements	120,947
		$95,362		$212,708

28

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2015

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	$(751,870)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(48,271)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(102,100)	Change in net unrealized appreciation (depreciation) on futures contracts	(16,308)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(120,359)
		$(853,970)		$(184,938)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity- and gold-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity- and gold-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity- and gold-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$368,931	$110,554
Long-term capital gains	—	—

29

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to capital $(3,649), distributions in excess of net investment income $(563,951), and accumulated net realized loss $567,600.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$39,018,330
Gross tax appreciation of investments	$1,293,189
Gross tax depreciation of investments	(1,187,562)
Net tax appreciation (depreciation) of investments	105,627
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(125,044)
Net tax appreciation (depreciation)	$(19,417)
Other book-to-tax adjustments	$(3,625)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,158,992)
Accumulated long-term capital losses	$(1,963,798)
Late-year ordinary loss deferral	$(759,823)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the timing and recognition of partnership income. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$10.50	0.02	(0.89)	(0.87)	(0.09)	—	(0.09)	$9.54	(8.35)%	0.89%	1.09%	0.24%	0.04%	93%	$24,054
2014	$9.92	0.03	0.57	0.60	(0.02)	—	(0.02)	$10.50	6.09%	0.91%	1.09%	0.27%	0.09%	87%	$28,261
2013	$9.99	(0.03)	(0.04)	(0.07)	—	—	—	$9.92	(0.70)%	1.09%	1.09%	(0.31)%	(0.31)%	85%	$45,728
2012	$10.71	0.01	(0.57)	(0.56)	(0.13)	(0.03)	(0.16)	$9.99	(5.32)%	1.08%	1.09%	0.12%	0.11%	80%	$65,968
2011	$9.59	0.12	1.10	1.22	(0.10)	—(4)	(0.10)	$10.71	12.78%	0.95%	1.09%	1.27%	1.13%	52%	$53,696
Institutional Class
2015	$10.53	0.04	(0.89)	(0.85)	(0.13)	—	(0.13)	$9.55	(8.15)%	0.69%	0.89%	0.44%	0.24%	93%	$1,102
2014	$9.94	0.05	0.58	0.63	(0.04)	—	(0.04)	$10.53	6.28%	0.71%	0.89%	0.47%	0.29%	87%	$1,360
2013	$9.99	(0.02)	(0.03)	(0.05)	—	—	—	$9.94	(0.40)%	0.89%	0.89%	(0.11)%	(0.11)%	85%	$2,995
2012	$10.71	0.04	(0.58)	(0.54)	(0.15)	(0.03)	(0.18)	$9.99	(5.13)%	0.88%	0.89%	0.32%	0.31%	80%	$7,078
2011	$9.59	0.15	1.09	1.24	(0.12)	—(4)	(0.12)	$10.71	12.93%	0.75%	0.89%	1.47%	1.33%	52%	$5,428

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For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015	$10.45	—(4)	(0.89)	(0.89)	(0.05)	—	(0.05)	$9.51	(8.59)%	1.14%	1.34%	(0.01)%	(0.21)%	93%	$8,385
2014	$9.87	—(4)	0.58	0.58	—	—	—	$10.45	5.88%	1.16%	1.34%	0.02%	(0.16)%	87%	$14,044
2013	$9.97	(0.05)	(0.05)	(0.10)	—	—	—	$9.87	(1.00)%	1.34%	1.34%	(0.56)%	(0.56)%	85%	$23,108
2012	$10.69	(0.02)	(0.56)	(0.58)	(0.11)	(0.03)	(0.14)	$9.97	(5.51)%	1.33%	1.34%	(0.13)%	(0.14)%	80%	$31,305
2011	$9.58	0.13	1.06	1.19	(0.08)	—(4)	(0.08)	$10.69	12.50%	1.20%	1.34%	1.02%	0.88%	52%	$30,416
C Class
2015	$10.23	(0.08)	(0.87)	(0.95)	—	—	—	$9.28	(9.29)%	1.89%	2.09%	(0.76)%	(0.96)%	93%	$5,479
2014	$9.74	(0.07)	0.56	0.49	—	—	—	$10.23	5.03%	1.91%	2.09%	(0.73)%	(0.91)%	87%	$9,029
2013	$9.90	(0.12)	(0.04)	(0.16)	—	—	—	$9.74	(1.62)%	2.09%	2.09%	(1.31)%	(1.31)%	85%	$11,025
2012	$10.65	(0.08)	(0.59)	(0.67)	(0.05)	(0.03)	(0.08)	$9.90	(6.33)%	2.08%	2.09%	(0.88)%	(0.89)%	80%	$8,667
2011	$9.57	0.08	1.03	1.11	(0.03)	—(4)	(0.03)	$10.65	11.64%	1.95%	2.09%	0.27%	0.13%	52%	$6,167
R Class
2015	$10.38	(0.03)	(0.89)	(0.92)	(0.02)	—	(0.02)	$9.44	(8.88)%	1.39%	1.59%	(0.26)%	(0.46)%	93%	$106
2014	$9.83	(0.02)	0.57	0.55	—	—	—	$10.38	5.60%	1.41%	1.59%	(0.23)%	(0.41)%	87%	$116
2013	$9.94	(0.08)	(0.03)	(0.11)	—	—	—	$9.83	(1.11)%	1.59%	1.59%	(0.81)%	(0.81)%	85%	$136
2012	$10.67	(0.04)	(0.57)	(0.61)	(0.09)	(0.03)	(0.12)	$9.94	(5.78)%	1.58%	1.59%	(0.38)%	(0.39)%	80%	$137
2011	$9.58	0.01	1.15	1.16	(0.07)	—(4)	(0.07)	$10.67	12.10%	1.45%	1.59%	0.77%	0.63%	52%	$124

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Strategic Inflation Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Strategic Inflation Opportunities Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

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Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

39

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
40

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

41

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $77,505, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86508 1508

ANNUAL REPORT	JUNE 30, 2015

Utilities Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended June 30, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Favored U.S. Assets

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. Low inflation also prevailed, after crude oil prices plunged over 40% amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. growth stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Greece, Russia/Ukraine, China, and the Middle East.

Strong global capital flows into U.S. assets generated a global divergence between investment returns for U.S. and non-U.S. markets, especially for U.S. investors who realized their returns in dollar terms. For the reporting period, the U.S. Dollar Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index returned 19.74%, 7.42%, and 1.86%, respectively. By contrast, the MSCI EAFE Index, the MSCI Emerging Markets Index, and the Barclays Global Aggregate Bond ex-USD (Unhedged) Index returned -4.22%, -5.12%, and -13.19%, respectively, for U.S. investors unhedged for the strong dollar’s impact on non-dollar-denominated returns.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of June 30, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BULIX	-2.73%	12.54%	7.15%	7.79%	3/1/93
Russell 3000 Utilities Index	—	-1.92%	13.15%	6.81%	N/A(1)	—
S&P 500 Index	—	7.42%	17.33%	7.89%	9.26%	—

(1)	Benchmark data first available August 1996.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2005

Value on June 30, 2015
Investor Class — $19,954

Russell 3000 Utilities Index — $19,323

S&P 500 Index — $21,377

Total Annual Fund Operating Expenses
Investor Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: Bill Martin and Lynette Pang

Performance Summary

Utilities returned -2.73% for the 12 months ended June 30, 2015, underperforming the -1.92% return of its benchmark, the Russell 3000 Utilities Index. The S&P 500 Index, a broad market measure, returned 7.42%.

The U.S. stock market posted solid returns for the 12-month period, despite weakness at the end of the period due to global concerns. After a strong 2014, utility stocks declined during the year and lagged the overall market as the economy and employment data improved and investors increasingly anticipated that the Federal Reserve would begin to raise interest rates sometime in 2015. Dividend-paying utility stocks are often seen as a good alternative to bonds in a low interest rate environment, while higher bond yields typically reduce utilities’ appeal.

The Russell 3000 Utilities Index is primarily made up of utilities and telecommunication services stocks but includes smaller allocations to other sectors. Information technology stocks, a tiny segment of the index, performed well, as did industrial stocks, another very small category that includes certain construction and services companies related to the utilities industry. Telecommunication services stocks, which make up nearly 40% of the benchmark, returned just under 1.5%, while traditional utilities, which compose roughly 60% of the index, declined just almost 4.0%.

Stock selection in telecommunication services as well as an underweight to the subsector, was a significant source of fund underperformance relative to the benchmark. Positioning in information technology also hampered results. Stock selection among utilities stocks benefited results.

Telecommunication Services Stocks Were Key Detractors

Like the Russell benchmark, traditional utilities and telecommunication services stocks represent the vast majority of the fund’s holdings. Stock selection and an underweight to telecommunication services was a major detractor from results versus the benchmark. Overweight positions in voice over internet company magicJack VocalTec, communications satellite firm Intelsat, and bundled media provider CenturyLink, along with underweighting the better-performing AT&T, were the primary sources of underperformance. magicJack was eliminated from the portfolio.

Stock selection among information technology companies hampered relative results. The fund’s holding of communications equipment firm QUALCOMM, which is not in the benchmark, was a significant detractor in the subsector. The company lowered revenue guidance for the current fiscal year, but an activist investor is pressuring the company to cut costs and introduce shareholder-friendly practices such as stock repurchases.

Utilities and Industrials Benefited Results

Traditional utilities companies—the largest segment of the benchmark and fund—added to relative results through stock selection. The independent power and renewable electricity producers industry has been especially weak over the past year as natural gas prices have declined, hurting profitability. Not owning a number of benchmark stocks in the industry aided fund results. Multi-utilities, a category that includes firms with diversified utility businesses, held up fairly well during the period, and overweights to PG&E, Public Service Enterprise Group, and Consolidated Edison were helpful.

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The tiny industrials segment was a key contributor, driven by an industry overweight. Pike Corp., a construction and engineering company whose services are directed to the electric energy industry, was a major positive contributor, as was services firm West Corp. Pike was eliminated.

Elsewhere, an overweight in Inteliquent was a major contributor. The company is a voice telecommunications wholesaler that sells to larger firms such as AT&T. The stock performed well after reporting better-than-expected results for the first quarter of 2015.

Outlook

Utilities employs a structured, disciplined investment approach. The management team incorporates both growth and value measures into its stock selection process and attempts to balance the portfolio’s risk and expected return.

The team continues to overweight utilities. Telecommunication services is significantly underweight as a result of only modest exposure to diversified telecommunication services firms.

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Fund Characteristics

JUNE 30, 2015
Top Ten Holdings	% of net assets
AT&T, Inc.	11.6%
Verizon Communications, Inc.	10.7%
American Electric Power Co., Inc.	4.6%
PPL Corp.	4.6%
PG&E Corp.	4.6%
Consolidated Edison, Inc.	4.6%
Public Service Enterprise Group, Inc.	4.5%
Exelon Corp.	4.4%
Edison International	4.3%
CenturyLink, Inc.	4.3%

Sub-Industry Allocation	% of net assets
Electric Utilities	32.5%
Integrated Telecommunication Services	29.7%
Multi-Utilities	20.5%
Gas Utilities	4.1%
Independent Power Producers and Energy Traders	3.8%
Wireless Telecommunication Services	3.5%
Alternative Carriers	3.0%
Communications Equipment	1.6%
Water Utilities	0.7%
Cash and Equivalents*	0.6%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.2%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Period(1)1/1/15 - 6/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$915.40	$3.18	0.67%
Hypothetical
Investor Class	$1,000	$1,021.47	$3.36	0.67%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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Schedule of Investments

JUNE 30, 2015

	Shares	Value
COMMON STOCKS — 99.4%
Alternative Carriers — 3.0%
Inteliquent, Inc.	540,081	$9,937,491
Intelsat SA(1)	14,261	141,469
Lumos Networks Corp.	6,132	90,692
Premiere Global Services, Inc.(1)	23,096	237,658
		10,407,310
Communications Equipment — 1.6%
QUALCOMM, Inc.	90,420	5,663,005
Electric Utilities — 32.5%
American Electric Power Co., Inc.	303,580	16,080,633
Duke Energy Corp.	102,909	7,267,433
Edison International	272,450	15,142,771
Entergy Corp.	211,352	14,900,316
Exelon Corp.	493,008	15,490,311
NextEra Energy, Inc.	52,835	5,179,415
Pinnacle West Capital Corp.	196,512	11,179,568
PPL Corp.	541,632	15,961,895
Southern Co. (The)	124,835	5,230,586
Westar Energy, Inc.	143,249	4,901,981
Xcel Energy, Inc.	55,070	1,772,153
		113,107,062
Gas Utilities — 4.1%
AGL Resources, Inc.	215,768	10,046,158
New Jersey Resources Corp.	11,175	307,871
WGL Holdings, Inc.	73,123	3,969,848
		14,323,877
Independent Power Producers and Energy Traders — 3.8%
AES Corp. (The)	965,955	12,808,563
Talen Energy Corp.(1)	32,965	565,680
		13,374,243
Integrated Telecommunication Services — 29.7%
AT&T, Inc.	1,142,185	40,570,411
Atlantic Tele-Network, Inc.	803	55,471
CenturyLink, Inc.	509,428	14,966,995
General Communication, Inc., Class A(1)	62,801	1,068,245
IDT Corp., Class B	503,118	9,096,373
Verizon Communications, Inc.	800,664	37,318,949
Windstream Holdings, Inc.	56,044	357,561
		103,434,005
Multi-Utilities — 20.5%
Ameren Corp.	91,872	3,461,737
Consolidated Edison, Inc.	274,261	15,874,227

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	Shares	Value
Dominion Resources, Inc.	76,997	$5,148,789
DTE Energy Co.	86,208	6,434,565
PG&E Corp.	323,728	15,895,045
Public Service Enterprise Group, Inc.	403,416	15,846,181
SCANA Corp.	171,251	8,673,863
		71,334,407
Water Utilities — 0.7%
SJW Corp.	78,073	2,396,060
Wireless Telecommunication Services — 3.5%
Spok Holdings, Inc.	176,330	2,969,397
T-Mobile US, Inc.(1)	45,405	1,760,352
West Corp.	246,042	7,405,864
		12,135,613
TOTAL COMMON STOCKS (Cost $296,471,313)		346,175,582
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/19 - 11/30/19, valued at $244,489), in a joint trading account at 0.10%, dated 6/30/15, due 7/1/15 (Delivery value $239,611)		239,610
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $982,358), at 0.01%, dated 6/30/15, due 7/1/15 (Delivery value $959,000)		959,000
State Street Institutional Liquid Reserves Fund, Premier Class	237,861	237,861
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,436,471)		1,436,471
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $297,907,784)		347,612,053
OTHER ASSETS AND LIABILITIES — 0.2%		769,452
TOTAL NET ASSETS — 100.0%		$348,381,505

NOTES TO SCHEDULE OF INVESTMENTS
(1)	Non-income producing.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

JUNE 30, 2015
Assets
Investment securities, at value (cost of $297,907,784)	$347,612,053
Receivable for investments sold	720,354
Receivable for capital shares sold	104,301
Dividends and interest receivable	742,930
349,179,638

Liabilities
Payable for capital shares redeemed	602,460
Accrued management fees	195,673
798,133

Net Assets	$348,381,505

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	180,000,000
Shares outstanding	21,402,925

Net Asset Value Per Share	$16.28

Net Assets Consist of:
Capital (par value and paid-in surplus)	$295,618,824
Undistributed net realized gain	3,059,523
Net unrealized appreciation	49,703,158
$348,381,505

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED JUNE 30, 2015
Investment Income (Loss)
Income:
Dividends	$15,206,039
Interest	1,162
15,207,201

Expenses:
Management fees	2,649,416
Directors' fees and expenses	20,481
Other expenses	5,270
2,675,167

Net investment income (loss)	12,532,034

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	10,573,063

Change in net unrealized appreciation (depreciation) on:
Investments	(33,415,672)
Translation of assets and liabilities in foreign currencies	(1,136)
(33,416,808)

Net realized and unrealized gain (loss)	(22,843,745)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,311,711)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2015 AND JUNE 30, 2014
Increase (Decrease) in Net Assets	June 30, 2015	June 30, 2014
Operations
Net investment income (loss)	$12,532,034	$12,571,946
Net realized gain (loss)	10,573,063	20,048,897
Change in net unrealized appreciation (depreciation)	(33,416,808)	27,253,329
Net increase (decrease) in net assets resulting from operations	(10,311,711)	59,874,172

Distributions to Shareholders
From net investment income	(12,941,268)	(12,695,491)
From net realized gains	(16,748,797)	(20,977,352)
Decrease in net assets from distributions	(29,690,065)	(33,672,843)

Capital Share Transactions
Proceeds from shares sold	85,318,543	92,806,569
Proceeds from reinvestment of distributions	28,340,735	32,206,183
Payments for shares redeemed	(140,116,192)	(84,646,037)
Net increase (decrease) in net assets from capital share transactions	(26,456,914)	40,366,715

Net increase (decrease) in net assets	(66,458,690)	66,568,044

Net Assets
Beginning of period	414,840,195	348,272,151
End of period	$348,381,505	$414,840,195

Undistributed net investment income	—	$1,359,386

Transactions in Shares of the Fund
Sold	4,765,153	5,430,035
Issued in reinvestment of distributions	1,630,559	1,981,828
Redeemed	(7,996,686)	(5,014,400)
Net increase (decrease) in shares of the fund	(1,600,974)	2,397,463

See Notes to Financial Statements.

13

Notes to Financial Statements

JUNE 30, 2015

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

14

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended June 30, 2015 was 0.66%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended June 30, 2015 were $158,362,595 and $200,728,300, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$346,175,582	—	—
Temporary Cash Investments	237,861	$1,198,610	—
	$346,413,443	$1,198,610	—

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6. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2015 and June 30, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$14,012,151	$18,863,815
Long-term capital gains	$15,677,914	$14,809,028

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$299,668,558
Gross tax appreciation of investments	$53,375,776
Gross tax depreciation of investments	(5,432,281)
Net tax appreciation (depreciation) of investments	47,943,495
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,111)
Net tax appreciation (depreciation)	$47,942,384
Undistributed ordinary income	—
Accumulated long-term gains	$4,820,297

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$18.03	0.55	(0.98)	(0.43)	(0.58)	(0.74)	(1.32)	$16.28	(2.73)%	0.67%	3.14%	40%	$348,382
2014	$16.90	0.58	2.13	2.71	(0.58)	(1.00)	(1.58)	$18.03	17.35%	0.67%	3.41%	45%	$414,840
2013	$16.54	0.63	1.20	1.83	(0.60)	(0.87)	(1.47)	$16.90	12.06%	0.68%	3.79%	41%	$348,272
2012	$15.93	0.60	0.66	1.26	(0.55)	(0.10)	(0.65)	$16.54	8.20%	0.68%	3.83%	55%	$316,325
2011	$12.62	0.51	3.30	3.81	(0.50)	—	(0.50)	$15.93	30.50%	0.69%	3.47%	17%	$284,177

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

18

Report of Independent Registered Public Accounting Firm

To the Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Utilities Fund (one of the sixteen funds comprising the American Century Quantitative Equity Funds, Inc., hereafter referred to as the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 21, 2015

19

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	46	CYS Investments, Inc. (NYSE mortgage arbitrage REIT)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	46	None
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	46	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to present)	46	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	46	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John B. Shoven (1947)	Director	Since 2002	Professor of Economics, Stanford University (1973 to present)	46	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

22

Approval of Management Agreement

At a meeting held on June 16, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries whose clients are investors in the Fund; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

23

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular

24

meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

25

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2015.

For corporate taxpayers, the fund hereby designates $12,871,369, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $913,375 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2015.

The fund hereby designates $16,719,723, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended June 30, 2015.

The fund utilized earnings and profits of $1,593,447 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86500 1508

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $409,403
FY 2015:    $446,973

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $ 71,500
FY 2015:    $310,094

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	August 27, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	August 27, 2015